UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

With Copies to:

Rose F. DiMartino, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: 877-332-7806

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT

ABERDEEN FUNDS EQUITY SERIES

APRIL 30, 2011

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 3

Aberdeen China Opportunities Fund	Page 4
Aberdeen Emerging Markets Fund	Page 9
Aberdeen Equity Long-Short Fund	Page 14
Aberdeen Global Equity Fund	Page 22
Aberdeen Global Financial Services Fund	Page 27
Aberdeen Global Natural Resources Fund	Page 31
Aberdeen Global Small Cap Fund	Page 35
Aberdeen International Equity Fund	Page 40
Aberdeen Small Cap Fund	Page 45
Aberdeen U.S. Equity Fund	Page 51

Financial Statements	Page 57

Notes to Financial Statements	Page 96

Shareholder Expense Examples	Page 109

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Semiannual Report covering the activities for the six-month period ended April 30, 2011.

The reporting period was marked by more volatility in the global financial markets prompted mainly by concerns about the ongoing credit crisis in the Eurozone and, later in the period, the tragic natural and nuclear disasters in Japan. Additionally, rising commodity prices and growing civil discord in the Middle East and North Africa led to fears of higher inflation and oil supply constraints, which could hamper the global economic recovery. Despite these pressures, the major global equity market indices finished the period well into positive territory, bolstered by upbeat corporate earnings news and optimism that economic growth can be sustained.

Aberdeen Funds rank high again on Barron’s Best List

For the second year in a row, Aberdeen Funds ranked high in Barron’s Best Mutual Fund Families Rankings. Aberdeen was listed as #6 out of 57 fund families surveyed. Barron’s also recognized Aberdeen as #3 within the Best Taxable Bond Funds category and as #10 and #11 in the World Equity and U.S. Equity funds categories, respectively.

International Equity Fund wins Lipper Award

The Aberdeen International Equity Fund (Institutional Service Class) was honored at the 2011 Lipper Fund Awards as the best international large-cap equity fund out of 150 funds for the 10-year period ended Dec. 31, 2010.

Tax-Free Income Fund now managed by U.S. Fixed Income Team

The Aberdeen U.S. Fixed Income team took over direct management of the Aberdeen Tax-Free Income Fund on February 28, 2011. The Fund is now managed on the same team-based, fundamental research-driven investment process that is followed by all Aberdeen Fixed Interest Funds around the world.

New Aberdeen Fund

In response to interest from investors, the Aberdeen Emerging Markets Debt Local Currency Fund was opened to new investors in May 2011. The Fund is managed by Aberdeen’s Emerging Market Debt Team, led by Brett Diment. It seeks to provide long-term total return by investing at least 80% of the portfolio’s net assets in debt securities denominated in the local currencies of or economically linked to emerging market countries. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be contemplated on the back of sound financial advice. Please see the prospectus for further details.

Looking ahead

Resilient world demand and trade, and the resulting impact on corporate profitability finally appears to be improving business confidence, leading to some modest job creation. Growth continues to buoy commodity prices, lifting headline rates of inflation. Core inflation rates remain subdued, although off their lowest levels. While we remain wary of structural economic and burgeoning political issues, we believe that the corporate sector generally remains in a very strong financial position, with robust balance sheets and record profit margins in some regions.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2011 Semiannual Report

Letter to Shareholders (concluded)

In the Barron’s 2010 survey, Aberdeen Asset Management ranked #6 among 57 mutual fund families and #30 among 53 fund families for the one- and five-year periods ending December 31, 2010. Aberdeen ranked #3 among 57 fund families and #40 among 53 fund families in the taxable-bond fund category for the one- and five-year periods ending December 31, 2010. Aberdeen was not included in the 10-year period survey. The Aberdeen fund family was established in June 2008; therefore, the five-year rankings include predecessor fund performance. This historical fund performance may have been achieved using different investment strategies and management styles than are currently being used for the funds.

The survey, issued by Barron’s and Lipper, ranks investment managers in five separate categories, which are: domestic equity, world equity, mixed equity, taxable bonds and tax-exempt funds. Each fund’s returns, which are adjusted for 12b1-fees and do not include sales charges, is measured and ranked against its respective Lipper peer group, and then asset-weighted to determine overall rankings.

The Aberdeen International Equity Fund Lipper Award was based on the highest Lipper Leader Rating for Consistent Return within each eligible classification determines the winner. Consistent Return is a quantitative metric that incorporates two characteristics; risk-adjusted return and the strength of the fund’s performance trend.

Although Lipper makes reasonable efforts to ensure accuracy and reliability of the data, it is not guaranteed by Lipper Award based on Institutional Service Class shares of the Fund; other share classes may have different performance characteristics. Aberdeen International Equity Fund performance may now be higher or lower than the performance that was calculated to win the award.

Semiannual Report 2011

Market Review

Despite experiencing several periods of volatility, the major global equity market indices posted robust gains for the six-month period ended April 30, 2011. Generally strong corporate earnings reports and improving economic data offset concerns about the credit problems in the peripheral European markets, political unrest in the Middle East and North Africa (MENA) region, as well as rising commodity prices. In a reversal of a recent trend, the developed markets significantly outperformed their emerging-market counterparts as the latter asset class was hindered somewhat by growing fears of inflation, particularly in Latin America. Towards the end of the period, Japan’s tragic natural disaster triggered a sell-off in the equity markets. Nonetheless, a rebound quickly followed on signs that the global economic recovery was still largely intact, although clearly there will be some inevitable disruption to the global supply chain.

Investor confidence in the U.S. was boosted by generally positive earnings results, the Federal Reserve’s additional quantitative easing, and the extension of the federal income tax cuts enacted during the Bush administration. In April Standard and Poor’s rating agency put the U.S. government’s top-grade AAA credit rating on negative watch for the first time. A negative watch is often a precursor to a credit rating downgrade if significant improvements are not made to address concerns – in this case, mounting levels of government debt. An actual downgrade would result in higher interest rates for the government, consumers and businesses, an undesirable outcome that could cripple economic growth. A significant bipartisan effort in Washington D.C. is needed to address the long-term outlook for fiscal deficits, and it has already become an overriding political priority.

The European stock markets withstood some instability due to continuing concerns over the sovereign debt problems in the peripheral European countries. The European Central Bank (ECB) raised its benchmark interest rate by 0.25% in March, but stressed that this is not necessarily the start of a prolonged period of tightening. ECB policymakers face a dilemma dealing with strong economies at Europe’s core while recognizing the weakness of activity and associated debt problems in the peripheral markets. It is likely that monetary policy shifts will either take longer to enact, or that the extent of tightening will be subdued compared with what would normally be warranted. The ECB has always put inflation-fighting credibility at the core of its policy deliberations, so further rate increases may ensue. But while debt issues remain, the provision of liquidity should also prevail.

Emerging markets countries saw rising price pressures during the semiannual period, leading many central banks to continue raising interest rates and/or lenders’ reserve requirements. Nonetheless, emerging markets equities rallied toward the end of the period, bolstered by optimism that economic growth will sustain corporate earnings despite the rising interest-rate environment. Inflation accelerated despite tighter monetary conditions. In some markets, currencies were allowed to appreciate to stave off imported inflation. China’s economy expanded significantly in the first quarter, prompting the central bank to increase lenders’ reserve requirements to a record high. In Latin America, Chile raised rates by 1.0% in three increments during the reporting period. Fitch raised Brazil’s credit rating on the back of its positive growth prospects and the government’s budget cuts.

Bond yields in most major global fixed income markets rose as investors increasingly focused on the implications of stronger economic growth and higher inflation. Concerns over sovereign risk in peripheral European countries continued; consequently, the euro bond market was one of the worst global performers. In the U.S., the financials sector was hit by further problems around the ability of banks to foreclose on mortgage borrowers. However, relatively strong corporate earnings for the two most recent quarterly reporting cycles indicate strong fundamentals and, overall, the sector outperformed. The securitized sector recorded a strong performance, with commercial mortgage-backed securities and non-agency residential mortgage-backed securities performing particularly well. In the currency markets, the U.S. dollar underperformed relative to most major currencies, with the exception of the Japanese yen.

Global demand is now showing some signs of a slump, with a number of leading economic indicators turning. After some stronger employment data earlier in the year, the most recent figures have tended to disappoint. Business confidence remains fragile, and the pace of job creation is still uncertain. Additionally, fiscal policy is tightening, which poses questions about the medium-term sustainability of growth. Higher oil prices are causing both inflation and growth concerns in terms of the potential to slow consumer spending, most notably in the U.S. Therefore, we feel that global liquidity will remain abundant.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2011 Semiannual Report

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at NAV) returned 4.69% for the semiannual period ended April 30, 2011, versus 2.37% for its benchmark, MSCI Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of China Region Funds (consisting of 90 funds) was 3.89% for the period.

The MSCI Zhong Hua Index rose during the reporting period, though its modest gains lagged those of global emerging markets generally. Investors were particularly troubled by monetary policy tightening in China, where pervasive concerns of overheating and inflation saw the central bank raise interest rates three times, in addition to seven hikes in bank reserve requirements. Additionally, the government introduced increasingly stringent measures to curtail property price increases. Chinese banks were also ordered to conduct stricter stress tests on real estate loans. Aside from domestic concerns, markets also faced external headwinds. Sharply higher oil prices on the back of the turmoil across the Middle East and North Africa region blunted risk appetite, as did uncertainties following Japan’s earthquake and nuclear disaster in March. However, losses were reversed late in the period as corporate earnings remained relatively steady and concerns over a sharp economic slowdown on the mainland eased.

Stock selection in materials, consumer staples and energy provided the most positive relative returns for the semiannual period. The main contributors among individual holdings were semiconductor equipment supplier ASM Pacific Technology and cement-maker Huaxin Cement, as well as the lack of exposure to China Life Insurance. ASM Pacific Technology benefited from solid orders on the back of firm customer demand. Huaxin Cement reported positive results for the 2010 fiscal year and the first quarter of 2011 thanks to stronger cement pricing amid improved demand. News that the government plans to build more affordable homes over the next five years also bolstered its stock price. In addition, not holding China Life Insurance, which was weighed down by slowing life premium growth, had a positive impact on Fund performance.

Fund performance was hindered primarily by security selection in the consumer discretionary, information technology and financials sectors. The primary individual stock detractors included sportswear manufacturer and retailer Li Ning, as well as aircraft maintenance company Hong Kong Aircraft Engineering. Lower-than-expected orders weighed on Li Ning’s stock price. Hong Kong Aircraft Engineering’s 2010 fiscal year results met expectations but the outlook for its Xiamen operations deteriorated on customer Japan Airlines’ restructuring. The lack of exposure to Internet company Tencent Holdings also hurt Fund performance, as its stock was boosted by expectations of good results.

We introduced three new holdings during the period. Green Dragon Gas is an independent integrated natural gas operator in China with expertise in coal-bed methane exploration. Hong Kong-listed lender HSBC Holdings has a strong Asian franchise and capital position. Trading at a small premium to book value, we feel that the company compares favorably to its Asian-listed peers. Baosteel is China’s largest steel-maker. The company focuses on high-end products and is a beneficiary of sector consolidation.

At the end of the reporting period, the Fund’s largest absolute stock weightings included Jardine Strategic Holdings, Swire Pacific and China Mobile. Singapore-listed Jardine Strategic is a Hong Kong-based conglomerate with interests mainly in greater China and some parts of Southeast Asia. Another conglomerate, Hong Kong-listed Swire Pacific, has been increasing exposure to China through its aviation, industrial and real estate businesses. China Mobile, the largest mobile telecom operator on the mainland, has been facing intense domestic competition following industry reform. Nonetheless, we feel that the telecom is well- positioned to continue its healthy growth thanks to its solid financials and the government’s push to stimulate domestic consumption.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign small and mid cap securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in China and Hong Kong subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	4.69%		23.70%	15.03%	19.71%
	w/SC3	(1.33%	)	16.60%	13.68%	18.68%
Class C	w/o SC	4.37%		22.99%	14.19%	18.83%
	w/SC4	3.37%		21.99%	14.19%	18.83%
Class R5	w/o SC	4.59%		23.52%	14.72%	19.39%
Institutional Service Class[5]	w/o SC	4.85%		24.17%	15.32%	19.99%
Institutional Class[5]	w/o SC	4.84%		24.14%	15.28%	20.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% (CDSC) was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

2011 Semiannual Report

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong. The index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	99.1%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Real Estate Management & Development	17.1%
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	8.6%
Industrial Conglomerates	7.6%
Food & Staples Retailing	4.9%
Wireless Telecommunication Services	4.3%
Semiconductors & Semiconductor Equipment	4.3%
Hotels, Restaurants & Leisure	4.2%
Distributors	3.8%
Textiles, Apparel & Luxury Goods	3.6%
Other	29.2%
100.0%

Top Holdings*
Swire Pacific Ltd., Class B	7.6%
Jardine Strategic Holdings Ltd.	7.6%
China Mobile Ltd.	4.3%
ASM Pacific Technology Ltd.	4.3%
Hang Lung Group Ltd.	4.0%
Standard Chartered PLC (HK Listing)	4.0%
Li & Fung Ltd.	3.8%
PetroChina Co. Ltd. – H Shares	3.6%
Sun Hung Kai Properties Ltd.	3.5%
AIA Group Ltd.	3.2%
Other	54.1%
100.0%

Top Countries
Hong Kong	66.8%
China	27.0%
United Kingdom	5.3%
United States	0.4%
Other	0.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.1%)
CHINA (27.0%)
Chemicals (0.6%)
Yingde Gases* (a)	350,500	$320,701
Commercial Banks (2.0%)
China Merchants Bank Co. Ltd. (a)	475,000	1,061,336
Construction Materials (2.0%)
Huaxin Cement Co. Ltd. — B Shares (a)	220,000	1,069,633
Energy Equipment & Services (0.2%)
Greka Drilling Ltd.*	225,000	88,320
Food & Staples Retailing (1.9%)
China Resources Enterprise Ltd. (a)	250,000	1,003,100
Gas Utilities (2.2%)
ENN Energy Holdings Ltd. (a)	344,000	1,175,272
Media (0.2%)
Charm Communications, Inc., ADR*	12,102	133,122
Metals & Mining (1.8%)
Baoshan Iron & Steel Co. Ltd. — Class A	910,000	967,339
Oil, Gas & Consumable Fuels (8.6%)
CNOOC Ltd. (a)	697,000	1,732,446
Green Dragon Gas Ltd.*	75,000	952,500
PetroChina Co. Ltd. — H Shares (a)	1,350,000	1,952,636
		4,637,582
Real Estate Management & Development (1.9%)
Yanlord Land Group Ltd. (a)	890,000	1,055,726
Textiles, Apparel & Luxury Goods (1.3%)
Li Ning Co. Ltd. (a)	412,500	705,806
Wireless Telecommunication Services (4.3%)
China Mobile Ltd. (a)	252,000	2,321,264
		14,539,201
HONG KONG (66.8%)
Commercial Banks (5.1%)
Dah Sing Banking Group Ltd. (a)	814,600	1,320,517
Wing Hang Bank Ltd. (a)	125,500	1,405,523
		2,726,040
Consumer Finance (2.8%)
AEON Credit Service (Asia) Co. Ltd.	944,000	751,189
Public Financial Holdings Ltd. (a)	1,210,000	756,242
		1,507,431
Containers & Packaging (1.2%)
Hung Hing Printing Group Ltd. (a)	1,660,000	673,007
Distributors (3.8%)
Li & Fung Ltd. (a)	398,190	2,043,021
Diversified Telecommunication Services (1.6%)
Asia Satellite Telecommunications Holdings Ltd.	402,000	852,010

	Shares or Principal Amount	Value
Electric Utilities (0.4%)
CLP Holdings Ltd. (a)	23,500	$193,445
Food & Staples Retailing (3.0%)
Convenience Retail Asia Ltd. (a)	652,000	286,562
Dairy Farm International Holdings Ltd.	149,400	1,320,696
		1,607,258
Hotels, Restaurants & Leisure (4.2%)
Cafe De Coral Holdings Ltd. (a)	310,000	721,265
Hongkong & Shanghai Hotels Ltd. (The) (a)	877,000	1,547,022
		2,268,287
Industrial Conglomerates (7.6%)
Jardine Strategic Holdings Ltd. (a)	143,500	4,075,502
Insurance (3.2%)
AIA Group Ltd.* (a)	515,200	1,744,151
Marine (1.3%)
Pacific Basin Shipping Ltd. (a)	1,103,000	684,390
Multiline Retail (2.5%)
AEON Stores (Hong Kong) Co. Ltd.	646,000	1,359,168
Real Estate Management & Development (15.1%)
Hang Lung Group Ltd. (a)	320,000	2,156,325
Sun Hung Kai Properties Ltd. (a)	119,000	1,869,984
Swire Pacific Ltd., Class B (a)	1,410,000	4,081,669
		8,107,978
Road & Rail (3.2%)
MTR Corp. Ltd. (a)	470,252	1,717,012
Semiconductors & Semiconductor Equipment (4.3%)
ASM Pacific Technology Ltd. (a)	171,000	2,303,529
Specialty Retail (2.6%)
Giordano International Ltd.	1,972,000	1,424,487
Textiles, Apparel & Luxury Goods (2.3%)
Texwinca Holdings Ltd. (a)	1,094,000	1,234,431
Transportation Infrastructure (2.6%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	94,000	1,391,791
		35,912,938
UNITED KINGDOM (5.3%)
Commercial Banks (5.3%)
HSBC Holdings PLC (a)	65,200	709,926
Standard Chartered PLC (HK Listing) (a)	77,329	2,132,927
		2,842,853
Total Common Stocks		53,294,992

See accompanying notes to financial statements.

2011 Semiannual Report

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (0.4%)
UNITED STATES (0.4%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $197,000 collateralized by U.S. Treasury Bill, maturing 5/19/11; total market value of $204,998	$197,000	$197,000
Total Repurchase Agreement		197,000
Total Investments (Cost $37,222,359) (b)—99.5%		53,491,992

Other assets in excess of liabilities—0.5%		265,565
Net Assets—100.0%		$53,757,557

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2011

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at NAV) returned 6.12% for the semiannual period ended April 30, 2011, versus 9.84% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Emerging Markets Funds (consisting of 441 funds) was 7.58% for the period.

An influx of global liquidity, sustained growth in emerging economies and improved corporate performance supported gains in equity prices early in the semiannual period. However, the emerging markets fell in January and February on fears of more monetary policy tightening amid rising inflation. Political strife in the Middle East and North Africa region, which disrupted oil supplies and accelerated price hikes, further undermined confidence. These concerns, along with signs of further strengthening in advanced economies, led to some reallocation of funds from the asset class into developed markets. Japan’s earthquake and nuclear crisis in mid-March then sparked a brief sell-off, but stocks rebounded till the period-end, helped by optimism that economic growth will sustain earnings despite rising interest rates. Funds also rotated back into emerging markets, attributable partly to Europe’s ongoing debt woes, tepid U.S. economic growth and the U.S. dollar’s weakness.

The biggest detractor from the Fund’s relative performance was our holding in Akbank. The central bank’s decision to raise reserve requirements hurt the Turkish lender, as did inflationary concerns and margin pressures. The absence of a position in Gazprom also hurt relative performance as the Russian natural gas producer’s shares were boosted by higher oil and commodity prices. Hungarian pharmaceutical company Gedeon Richter came under pressure despite posting reasonable fourth-quarter results, as it had issued a cautious outlook for the 2011 fiscal year.

The key contributors to the Fund’s relative return among individual stock positions were Taiwan Semiconductor Manufacturing Co. (TSMC), Siam Cement, and Lukoil. TSMC, in our view, has managed to extend the technology gap against its rivals and management has a good track record of maintaining profitability through the business cycle. TSMC’s share price was lifted by a bullish 2011 outlook. Siam Cement outperformed the local market, gaining from first-quarter profits that were aided by increased contributions across all business segments, especially chemicals. In the past two years, Russian integrated oil and gas company Lukoil benefited from the spike in oil and commodity prices.

The main portfolio changes during the semiannual period included a new purchase and two sales. We initiated a holding in Siam Commercial Bank, one of Thailand’s biggest lenders with a strong consumer banking business and leadership positions in bancassurance (insurance sales) and wealth management, as we feel it has a relatively attractive valuation. In our view, the company is a well-managed lender in Thailand’s under-penetrated financial services sector. Against this, we divested two Israeli holdings. We sold Teva Pharmaceutical in view of what we believed were better opportunities elsewhere, and Check Point, a developer of proprietary firewall software, following a period of good relative performance.

The Fund’s largest individual stock holdings at the end of the reporting period were Samsung Electronics, Vale, and China Mobile. Samsung Electronics is not only a leading Korean semiconductor company, but also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments. Brazilian miner Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversify its asset base. We feel that the company will stand to gain from the growing demand for commodities over the long term. China Mobile is the largest mobile telecom operator in an under-penetrated domestic environment. It continues to gain market share in terms of new subscribers, despite increasing competition after sector restructuring. The company’s balance sheet is also strong, with a net cash position.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.12%	23.51%	9.52%	16.51%
	w/SC2	0.00%	16.38%	8.23%	15.83%
Class C4	w/o SC	5.91%	22.88%	8.82%	15.85%
	w/SC5	4.91%	21.88%	8.82%	15.85%
Class R3,6	w/o SC	6.07%	23.22%	9.27%	16.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2011

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	80.0%
Preferred Stocks	17.0%
Repurchase Agreement	3.1%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Industries
Commercial Banks	21.0%
Oil, Gas & Consumable Fuels	13.0%
Semiconductors & Semiconductor Equipment	7.9%
Real Estate Management & Development	7.3%
Food & Staples Retailing	7.1%
Wireless Telecommunication Services	6.3%
Automobiles	4.0%
Metals & Mining	4.0%
Pharmaceuticals	3.2%
Beverages	2.9%
Other	23.3%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.3%
Vale SA ADR, Preferred Shares	4.0%
China Mobile Ltd.	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Petroleo Brasileiro SA ADR, Preferred Shares	3.3%
Banco Bradesco SA ADR, Preferred Shares	3.1%
PetroChina Co. Ltd., H Shares	3.0%
Massmart Holdings Ltd.	2.9%
Fomento Economico Mexicano SAB de CV ADR	2.9%
Akbank T.A.S.	2.7%
Other	66.3%
100.0%

Top Countries
Brazil	17.1%
India	12.8%
Mexico	7.5%
China	6.9%
Hong Kong	6.8%
Republic of South Korea	5.9%
South Africa	5.3%
Thailand	5.0%
Taiwan	4.9%
Turkey	4.2%
Other	23.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

2011 Semiannual Report

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (80.0%)
BRAZIL (4.4%)
Multiline Retail (1.8%)
Lojas Renner SA	100,189	$3,696,905
Real Estate Management & Development (1.0%)
Multiplan Empreendimentos Imobiliarios SA	105,851	2,203,547
Tobacco (1.6%)
Souza Cruz SA	290,000	3,260,933
		9,161,385
CHILE (2.0%)
Commercial Banks (2.0%)
Banco Santander Chile ADR	45,000	4,121,550
CHINA (6.9%)
Oil, Gas & Consumable Fuels (3.0%)
PetroChina Co. Ltd., H Shares (a)	4,253,200	6,151,815
Wireless Telecommunication Services (3.9%)
China Mobile Ltd. (a)	881,600	8,120,738
		14,272,553
HONG KONG (6.8%)
Insurance (1.7%)
AIA Group Ltd.* (a)	1,000,000	3,385,387
Real Estate Management & Development (5.1%)
Hang Lung Group Ltd. (a)	760,000	5,121,272
Swire Pacific Ltd., Class A (a)	130,000	1,989,672
Swire Pacific Ltd., Class B (a)	1,200,000	3,473,761
		10,584,705
		13,970,092
HUNGARY (2.3%)
Pharmaceuticals (2.3%)
Richter Gedeon Nyrt. (a)	23,013	4,815,668
INDIA (12.8%)
Automobiles (1.8%)
Hero Honda Motors Ltd. (a)	94,000	3,632,549
Chemicals (1.0%)
Grasim Industries Ltd.	14,262	792,563
Grasim Industries Ltd. GDR, Registered Shares (b)	24,359	1,349,732
		2,142,295
Commercial Banks (1.2%)
ICICI Bank Ltd. (a)	39,500	993,161
ICICI Bank Ltd. ADR	31,000	1,562,400
		2,555,561
Construction Materials (0.8%)
Ultratech Cement Ltd.	50,290	1,240,900
Ultratech Cement Ltd. GDR, Registered Shares	13,918	342,842
		1,583,742

	Shares or Principal Amount	Value
Household Products (1.1%)
Hindustan Unilever Ltd.	360,000	$2,327,400
Information Technology Services (2.4%)
Infosys Technologies Ltd. (a)	32,500	2,132,003
Infosys Technologies Ltd. ADR	42,000	2,737,560
		4,869,563
Pharmaceuticals (0.9%)
GlaxoSmithKline Pharmaceuticals Ltd.	38,211	1,951,384
Thrifts & Mortgage Finance (2.5%)
Housing Development Finance Corp. Ltd. (a)	320,000	5,127,840
Wireless Telecommunication Services (1.1%)
Bharti Airtel Ltd. (a)	260,000	2,236,204
		26,426,538
INDONESIA (2.2%)
Automobiles (2.2%)
PT Astra International Tbk (a)	700,000	4,600,640
ITALY (2.0%)
Energy Equipment & Services (2.0%)
Tenaris SA ADR	80,600	4,093,674
MALAYSIA (3.0%)
Commercial Banks (3.0%)
CIMB Group Holdings Bhd (a)	1,487,000	4,116,626
Public Bank Bhd (Foreign Mkt)	471,800	2,086,624
		6,203,250
MEXICO (7.5%)
Beverages (2.9%)
Fomento Economico Mexicano SAB de CV ADR	95,501	6,007,013
Commercial Banks (2.6%)
Grupo Financiero Banorte SAB de CV	1,055,500	5,272,136
Food & Staples Retailing (1.1%)
Organizacion Soriana SAB de CV, Class B	646,000	2,217,176
Transportation Infrastructure (0.9%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	33,000	1,952,280
		15,448,605
PHILIPPINES (2.2%)
Commercial Banks (1.0%)
Bank of Philippine Islands (a)	1,586,829	2,182,611
Real Estate Management & Development (1.2%)
Ayala Land, Inc. (a)	6,216,800	2,391,103
		4,573,714
POLAND (1.8%)
Commercial Banks (1.8%)
Bank Pekao SA (a)	55,000	3,604,967

See accompanying notes to financial statements.

Semiannual Report 2011

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (1.6%)
Food & Staples Retailing (1.6%)
Shinsegae Co. Ltd.	12,860	$3,240,225
RUSSIA (2.5%)
Oil, Gas & Consumable Fuels (2.5%)
LUKOIL OAO ADR	73,000	5,053,505
SOUTH AFRICA (5.3%)
Food & Staples Retailing (2.9%)
Massmart Holdings Ltd. (a)	275,680	6,035,632
Specialty Retail (2.4%)
Truworths International Ltd. (a)	425,000	4,916,175
		10,951,807
TAIWAN (4.9%)
Semiconductors & Semiconductor Equipment (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,882,308	7,455,047
Wireless Telecommunication Services (1.3%)
Taiwan Mobile Co. Ltd. (a)	1,000,000	2,582,455
		10,037,502
THAILAND (5.0%)
Commercial Banks (1.0%)
Siam Commercial Bank PCL, Foreign Shares	525,900	2,043,698
Construction Materials (2.1%)
Siam Cement PCL, Foreign Shares (a)	310,000	4,301,910
Oil, Gas & Consumable Fuels (1.9%)
PTT Exploration & Production PCL, Foreign Shares	650,000	4,034,086
		10,379,694
TURKEY (4.2%)
Commercial Banks (2.7%)
Akbank T.A.S. (a)	1,095,001	5,692,443
Food & Staples Retailing (1.5%)
BIM Birlesik Magazalar A.S. (a)	88,000	3,065,763
		8,758,206
UNITED KINGDOM (2.6%)
Commercial Banks (2.6%)
Standard Chartered PLC (a)	190,125	5,283,926
Total Common Stocks		164,997,501
PREFERRED STOCKS (17.0%)
BRAZIL (12.7%)
Commercial Banks (3.1%)
Banco Bradesco SA ADR, Preferred Shares	315,080	6,374,068
Metals & Mining (4.0%)
Vale SA ADR, Preferred Shares	275,000	8,222,500

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (5.6%)
Petroleo Brasileiro SA ADR, Preferred Shares	201,000	$6,707,370
Ultrapar Participacoes SA, Preferred Shares	277,000	4,833,238
		11,540,608
		26,137,176
REPUBLIC OF SOUTH KOREA (4.3%)
Semiconductors & Semiconductor Equipment (4.3%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	15,100	8,889,509
Total Preferred Stocks		35,026,685
REPURCHASE AGREEMENT (3.1%)
UNITED STATES (3.1%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $6,286,005, collateralized by U.S. Treasury Note, maturing 02/15/13; total market value $6,415,338	$6,286,000	6,286,000
Total Repurchase Agreement		6,286,000
Total Investments (Cost $148,822,517) (c)—100.1%		206,310,186

Liabilities in excess of other assets—(0.1)%		(111,205)
Net Assets—100.0%		$206,198,981

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.65% of net assets as of April 30, 2011. (unaudited)
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2011 Semiannual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV) returned 3.08% for the semiannual period ended April 30, 2011, versus 0.07% for its benchmark, the Citigroup 3-Month T-Bill Index, and 16.36% for the broad-market Standard & Poor’s (S&P) 500 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 166 funds) was 7.42% for the period.

The major North American equity market indices posted significant gains for the semiannual period. Investor confidence was boosted by generally positive earnings results, the Federal Reserve’s additional quantitative easing, and the extension of Bush-era federal income tax cuts. Markets fluctuated on repeated concerns about the fiscal situation in peripheral Eurozone markets but sentiment stabilized on subsequent European Union aid to these regions. A decline in the unemployment rate in March and robust manufacturing data outweighed the continuing sluggishness of the housing market. Towards the end of the period, Japan’s large-scale natural disaster triggered a global sell-off, but a rebound quickly followed on data confirming the still-intact global economic recovery. Additionally, in April, Standard and Poor’s rating agency put the U.S. government’s AAA credit rating on negative watch for the first time. A negative watch is often a precursor to a credit rating downgrade if significant improvements are not made to address concerns. In this case, mounting levels of government debt were the driving concern. An actual downgrade would result in higher interest rates for the government, consumers and businesses which could mean an undesirable outcome that could inhibit economic growth. A significant bipartisan effort in Washington D.C. is needed to address the long-term outlook for fiscal deficits and it has already become an overriding political priority.

Among long positions which detracted from Fund performance was WMS Industries. Despite its technological edge in the industry, shares of the gaming technology maker fell amid a slow investment environment. We paired the stock against a short position in Bally Technologies, another gaming machine maker. Bally, which we believe has a weaker product offering, also saw its stock price decline during the period, aiding Fund performance. We retain the paired position despite still-soft industry fundamentals as we expect the relative positions of the two companies to be reflected in their share prices. A long position in Tellabs, a small networking technology company, hampered performance as the company suffered from a sudden slowdown in revenues and diminished profitability. We hold the position as the company is financially strong but we are assessing the evolution of its business strategy. Positions in Chesapeake Energy, a natural gas-focused exploration and production company, and wireless communications equipment company Polycom were among short holdings which dampened performance during the period. Chesapeake’s shares rallied with broad energy market gains and investor optimism that Chesapeake had altered its strategy to repair its balance sheet and focus on shareholder value. We are closely monitoring the position, which we have paired against several higher-quality long holdings in the energy sector. We are wary of the optimism about capital deployment as the company has already begun expanding its investment plans again. Polycom’s stock rallied as the company performed well in expanding into the enterprise video conference market against large and very well-capitalized competitors. We assessed the company’s performance during the period and covered the short position. The stock’s valuation continued to expand to levels which we believe are expensive.

The Fund’s long positions enhanced performance for the period, most notably in industrials, energy, healthcare, financials, consumer staples, materials and information technology. Among individual holdings, fund performance benefited from many long positions whose returns exceeded that of the overall market. The primary contributors were healthcare equipment manufacturer St. Jude Medical; oilfield services company Halliburton; and IT services provider Cognizant Technology Solutions. During the semiannual period, St. Jude Medical reported strong earnings and held an analyst day at which the company highlighted several new growth drivers. While its domestic implantable cardioverter defibrillator business faces pricing and volume pressures, we feel that the company should benefit from share gains, new product launches and international growth. Halliburton posted strong results for the fourth quarter of 2010 and first quarter of 2011, benefiting from higher oil prices and significant revenue growth in its North American business. Cognizant Technology’s sales continue to benefit from the tailwinds of corporate outsourcing and cost-cutting measures, particularly in the financial services, healthcare and manufacturing sectors. A short position in accounting consulting firm Resources Connection enhanced performance as the company experienced a significant slowdown in revenue growth, which compressed profit margins and earnings power during the period.

We retain the Fund’s fairly positive stance, reflecting our bottom-up investment approach in the long positions from both fundamental and valuation perspectives. The Fund holds net long positions in each economic sector in which it is invested. We do not view the market overall as “expensive,” nor do we expect a sharp pullback. However, we are finding several interesting new ideas for possible short exposures in many companies for which recent strong fundamental performance may be difficult to sustain until further improvement in loan demand, job creation and housing prices appears. As a result, we expect the short segment of the portfolio to expand as we continue to build our gross exposure.

The Fund’s largest long positions at the end of the period were Apache Corp., an oil and gas exploration and production company, and diversified financial services company JPMorgan Chase & Co. Apache Corp. reported double-digit total production growth in its 2010 fiscal year. It also engaged in large acquisition activities during the year to opportunistically expand both conventional and unconventional resources with which to grow future production and reserves at a sustainably faster pace relative to its peers. Toward the end of the review period, JPMorgan received approval from U.S. government regulators to increase its dividend payout from the significantly reduced amount it paid during the credit crisis. The company continues to benefit from lower provisions for credit losses, as well as higher revenues from its investment banking, asset management and credit card units.

The most notable short exposures included defense contractor Northrop Grumman Corp. and Campbell Soup Co. We believe that Northrop Grumman’s growing employee obligations remain a drag on its balance sheet, and the proposed U.S. government defense budget could hinder growth going forward. Campbell Soup Co. has suffered significant share loss in its “ready-to-eat” soup franchise, reducing its earnings power. Despite broadly rising food prices, competition remains strong and pricing power is weak. As a result, we anticipate valuation compression from the stock.

Portfolio Management:

Aberdeen North American Equity Team

Semiannual Report 2011

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Citigroup 3-month Treasury Bill Index is the Fund’s actual benchmark.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The strategy used by the portfolio managers involves securities transactions, such as short-selling and leverage, which may cause the Fund to have greater risk and volatility.

A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†		1 Yr.		5 Yr.	10 Yr.	Inception
Class A2	w/o SC	3.08%		5.40%		2.92%	2.05%	–
	w/SC3	(2.82%	)	(0.68%	)	1.71%	1.45%	–
Class C4	w/o SC	2.70%		4.62%		2.19%	1.31%	–
	w/SC5	1.70%		3.62%		2.19%	1.31%	–
Class R6,8	w/o SC	2.98%		5.06%		2.57%	1.83%	–
Institutional Service Class[8,9]	w/o SC	3.23%		5.53%		–	–	6.68%
Institutional Class[7,8]	w/o SC	3.31%		5.70%		3.20%	2.24%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A shares on October 31, 2001. Please consult the Fund’s prospectus for more detail.
2	Returns through October 31, 2001 are based on the performance of the Class R shares of the Second Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A shares are based on the performance of the Class A shares of the Second Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A shares; if these fees were reflected, the performance for Class A shares would have been lower.
3	A 5.75% front-end sales charge was deducted.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	These returns for the period through October 31, 2001 are based on the previous performance of the Second Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
7	These returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.
9	Institutional Service Class commenced operations on November 1, 2009.

Semiannual Report 2011

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies. The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills).

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Long Positions

Asset Allocation
Common Stocks	79.7%
Repurchase Agreement	18.8%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	5.8%
Chemicals	4.6%
Information Technology Services	4.5%
Health Care Equipment & Supplies	4.5%
Communications Equipment	4.3%
Diversified Financial Services	4.2%
Software	4.1%
Machinery	3.9%
Specialty Retail	3.5%
Insurance	3.4%
Other	57.2%
100.0%

Top Holdings*
Apache Corp.	2.4%
JPMorgan Chase & Co.	2.4%
Emerson Electric Co.	2.3%
Hill-Rom Holdings, Inc.	2.3%
Visa, Inc.	2.3%
Cognizant Technology Solutions Corp.	2.2%
MetLife, Inc.	2.1%
Oracle Corp.	2.1%
EOG Resources, Inc.	2.1%
Solera Holdings, Inc.	2.0%
Other	77.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Semiannual Report

Portfolio Summary (as a percentage of net assets) (concluded)

April 30, 2011 (Unaudited)

Aberdeen Equity Long-Short Fund

Short Positions

Asset Allocation
Common Stocks	28.1%
Exchange Traded Funds	6.3%
Other assets in excess of liabilities	65.6%
100.0%

Top Industries
Specialty Retail	3.1%
Hotels, Restaurants & Leisure	3.0%
Machinery	3.0%
Commercial Banks	2.5%
Aerospace & Defense	1.8%
Food Products	1.7%
Pharmaceuticals	1.7%
Insurance	1.6%
Health Care Providers & Services	1.5%
Internet Software & Services	1.5%
Other	78.6%
100.0%

Top Holdings
Northrop Grumman Corp.	1.8%
Campbell Soup Co.	1.7%
Eli Lilly & Co.	1.7%
Bally Technologies, Inc.	1.6%
Allstate Corp. (The)	1.5%
Cardinal Health, Inc.	1.5%
Darden Restaurants, Inc.	1.5%
eBay, Inc.	1.5%
Chesapeake Energy Corp.	1.4%
ESCO Technologies, Inc.	1.3%
Other	84.5%
100.0%

Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (79.7%)
Aerospace & Defense (1.0%)
Precision Castparts Corp.	34,900	$5,392,748
Auto Components (1.3%)
BorgWarner, Inc.*	83,900	6,480,436
Beverages (2.0%)
PepsiCo, Inc.	149,000	10,264,610
Biotechnology (1.3%)
Gilead Sciences, Inc.*	172,720	6,708,445
Capital Markets (1.9%)
State Street Corp.	206,000	9,589,300
Chemicals (4.6%)
Potash Corp. of Saskatchewan, Inc.	162,400	9,156,112
Praxair, Inc.	88,500	9,418,170
Valspar Corp.	128,900	5,067,059
		23,641,341
Commercial Banks (1.8%)
CapitalSource, Inc.	708,900	4,735,452
Wintrust Financial Corp.	136,500	4,598,685
		9,334,137
Commercial Services & Supplies (1.3%)
Clean Harbors, Inc.*	67,700	6,668,450
Communications Equipment (4.3%)
Cisco Systems, Inc.	348,600	6,121,416
QUALCOMM, Inc.	180,230	10,244,273
Tellabs, Inc.	1,136,100	5,589,612
		21,955,301
Computers & Peripherals (2.0%)
Apple, Inc.*	14,760	5,139,875
NetApp, Inc.*	101,119	5,256,165
		10,396,040
Diversified Financial Services (4.2%)
IntercontinentalExchange, Inc.*	78,400	9,435,440
JPMorgan Chase & Co.	271,650	12,395,390
		21,830,830
Electric Utilities (2.0%)
ITC Holdings Corp.	146,100	10,362,873
Electrical Equipment (2.3%)
Emerson Electric Co.	196,400	11,933,264
Electronic Equipment & Instruments (1.3%)
Itron, Inc.*	119,400	6,498,942
Energy Equipment & Services (1.7%)
Halliburton Co.	177,036	8,936,777
Food & Staples Retailing (2.0%)
CVS Caremark Corp.	285,700	10,353,768

	Shares or Principal Amount	Value
Food Products (1.6%)
TreeHouse Foods, Inc.*	135,300	$8,208,651
Health Care Equipment & Supplies (4.5%)
Hill-Rom Holdings, Inc.	261,500	11,770,115
Intuitive Surgical, Inc.*	10,500	3,671,850
St. Jude Medical, Inc.	144,900	7,743,456
		23,185,421
Hotels, Restaurants & Leisure (3.3%)
P.F. Chang’s China Bistro, Inc.	133,300	5,345,330
Starwood Hotels & Resorts Worldwide, Inc.	85,900	5,117,063
WMS Industries, Inc.*	194,115	6,366,972
		16,829,365
Industrial Conglomerates (1.0%)
3M Co.	53,500	5,200,735
Information Technology Services (4.5%)
Cognizant Technology Solutions Corp., Class A*	140,300	11,630,870
Visa, Inc., Class A	149,420	11,672,690
		23,303,560
Insurance (3.4%)
Aspen Insurance Holdings Ltd.	234,600	6,702,522
MetLife, Inc.	232,600	10,883,354
		17,585,876
Internet Software & Services (1.9%)
Google, Inc., Class A*	6,340	3,449,594
Yahoo!, Inc.*	348,100	6,178,775
		9,628,369
Life Sciences Tools & Services (1.2%)
Waters Corp.*	65,500	6,419,000
Machinery (3.9%)
Danaher Corp.	121,080	6,688,459
Deere & Co.	60,600	5,908,500
Wabtec Corp.	106,600	7,609,108
		20,206,067
Multiline Retail (1.9%)
Target Corp.	200,000	9,820,000
Oil, Gas & Consumable Fuels (5.8%)
Apache Corp.	94,000	12,536,780
Berry Petroleum Co., Class A	130,200	6,917,526
EOG Resources, Inc.	94,900	10,715,159
		30,169,465
Road & Rail (2.9%)
Canadian National Railway Co.	86,500	6,697,695
Kansas City Southern*	139,523	8,107,682
		14,805,377

See accompanying notes to financial statements.

2011 Semiannual Report

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (1.2%)
Marvell Technology Group Ltd.*	411,000	$6,341,730
Software (4.1%)
Oracle Corp.	298,000	10,742,900
Solera Holdings, Inc.	192,600	10,593,000
		21,335,900
Specialty Retail (3.5%)
Staples, Inc.	475,300	10,047,842
Urban Outfitters, Inc.*	252,900	7,956,234
		18,004,076
Total Common Stocks — Long Positions		411,390,854
REPURCHASE AGREEMENT (18.8%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $97,093,081, collateralized by U.S. Treasury Note, maturing 12/31/12; total market value of $99,034,994	$97,093,000	97,093,000
Total Repurchase Agreement		97,093,000
Total Investments (Cost $453,601,224) (a)—98.5%		508,483,854

Other assets in excess of liabilities—1.5%		7,701,067
Net Assets—100.0%		$516,184,921

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2011

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — SHORT POSITIONS (28.1%)
Aerospace & Defense (1.8%)
Northrop Grumman Corp.	143,100	$9,102,591
Commercial Banks (2.5%)
Fifth Third Bancorp	483,400	6,414,718
TCF Financial Corp.	407,700	6,356,043
		12,770,761
Communications Equipment (1.0%)
Research In Motion Ltd.*	105,700	5,142,305
Diversified Consumer Services (0.4%)
American Public Education, Inc.*	45,232	1,911,052
Food Products (1.7%)
Campbell Soup Co.	261,400	8,780,426
Health Care Providers & Services (1.5%)
Cardinal Health, Inc.	175,200	7,654,488
Hotels, Restaurants & Leisure (3.0%)
Bally Technologies, Inc.*	207,000	8,070,930
Darden Restaurants, Inc.	162,500	7,632,625
		15,703,555
Insurance (1.6%)
Allstate Corp. (The)	236,600	8,006,544
Internet Software & Services (1.5%)
eBay, Inc.*	218,200	7,506,080
Machinery (3.0%)
Astec Industries, Inc.*	112,300	4,354,994
Badger Meter, Inc.	125,900	4,772,869
ESCO Technologies, Inc.	178,000	6,529,040
		15,656,903
Multiline Retail (1.1%)
JC Penney Co., Inc.	145,700	5,602,165
Oil, Gas & Consumable Fuels (1.4%)
Chesapeake Energy Corp.	217,800	7,333,326
Pharmaceuticals (1.7%)
Eli Lilly & Co.	235,400	8,712,154
Professional Services (0.7%)
Resources Connection, Inc.	244,500	3,616,155
Semiconductors & Semiconductor Equipment (0.9%)
Altera Corp.	94,400	4,597,280
Software (0.7%)
Electronic Arts, Inc.*	187,600	3,785,768
Specialty Retail (3.1%)
Hibbett Sports, Inc.*	170,000	6,422,600
Home Depot, Inc.	130,000	4,817,983
Williams-Sonoma, Inc.	114,200	4,957,422
		16,198,005

	Shares or Principal Amount	Value
Trading Companies & Distributors (0.5%)
Rush Enterprises, Inc., Class A*	130,000	$2,739,100
Total Common Stocks — Short Positions		144,818,658
EXCHANGE TRADED FUNDS — SHORT POSITIONS (6.3%)
Equity Funds (6.3%)
Consumer Discretionary Select Sector SPDR Fund	159,100	6,456,278
iShares Russell 1000 Growth Index Fund	107,000	6,682,150
Materials Select Sector SPDR Fund	158,400	6,473,808
Semiconductor HOLDRs Trust	172,700	6,336,363
SPDR S&P Retail ETF	123,000	6,552,210
		32,500,809
Total Exchange Traded Funds — Short Positions		32,500,809
Total Securities Sold Short (Proceeds $154,273,125)—34.4%		$177,319,467

See accompanying notes to financial statements.

2011 Semiannual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A at NAV) returned 13.49% for the semiannual period ended April 30, 2011, versus 15.04% for its benchmark, the MSCI World Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Global Large-Cap Core Funds (consisting of 141 funds) was 13.39% for the period.

Despite the substantial volatility during the reporting period, global equities posted double-digit gains. The period was marked by concerns over the sovereign debt crisis in Europe, notably in Ireland, which had to be bailed out by the European Central Bank and the International Monetary Fund (IMF). Sovereign debt downgrades for the other cash-strapped economies of Portugal, Spain and Greece compounded the situation further. Additionally, ongoing unrest in the Middle East and North Africa region caused oil prices to spike above US$100 a barrel for the first time since 2008. This in turn triggered concerns about the possibility of the global economic recovery being derailed by the high oil price. Worries over the nuclear disaster from the Japanese earthquake and tsunami sparked a sell-off in world markets at the end of the period. However, the U.S. Federal Reserve’s pledge to keep interest rates low lifted sentiment, while improving economic data in the U.S. and Europe, as well as generally positive corporate results, mitigated the losses.

The main detractors from the relative performance included UK-listed lender Standard Chartered, Brazilian lender Banco Bradesco and China Mobile. Standard Chartered’s share price fell on rising cost pressures in the second half of 2010. Banco Bradesco was hurt by higher-than-expected expenses and lower profits in the third quarter. China Mobile delivered low-single-digit profit growth for 2010 as average revenue per user remained under pressure from competition, even with higher contributions from the rural segment.

The top individual stock contributors to the Fund’s relative return included Swedish telecom Ericsson, Taiwan Semiconductor Manufacturing Co. (TSMC); and Australian insurer QBE. Ericsson was supported by robust first-quarter 2011 net income growth on the back of wireless-broadband equipment sales. TSMC was aided by a bullish 2011 outlook. In the past two years, TSMC, in our view, has managed to extend the technology gap against its rivals and management has a good track record of maintaining profitability through the business cycle. QBE benefited from its long-term distribution agreement with Bank of America, adding about US$1.3 billion of annualized net earned premiums. Furthermore, its estimated net claims of US$125 million from Japan’s calamity are contained within its US$1.65 billion provision for natural disasters this year.

Significant portfolio transactions during the review period included the sales of U.S. chip-maker Intel in view of what we feel are better opportunities elsewhere, and Spanish lender Mapfre on local financial sector concerns. Against this, we established several new positions in the Fund. We added UK-based lender HSBC Holdings because of its Asian and emerging markets franchise, capital position and, in our view, its attractive valuation; Mexican convenience store and beverage company FEMSA because of what we believe to be reliable cash flows and an attractive valuation; U.S. soft drinks and snacks manufacturer PepsiCo, for, in our view, its steady, reliable business; and software developer Oracle, which we believe is the dominant player in its field.

The Fund’s largest absolute stock weightings at the end of the semiannual period included UK telecom Vodafone, U.S.-listed tobacco manufacturer Philip Morris International, and Swiss drug-maker Roche Holding. Vodafone is the largest global mobile operator by revenue, with Europe accounting for the bulk of its business. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless. Philip Morris is the world’s biggest tobacco company and operates in roughly 160 countries. The company’s pricing power has helped to generate cash for attractive dividend payments and share repurchases. Roche Holding has one of the highest earnings visibilities within the sector, driven by the synergies from its acquisition of Genentech, as well as its existing stable of products.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries. The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.49%	20.57%	2.99%	5.40%
	w/SC2	6.98%	13.63%	1.77%	4.78%
Class C4	w/o SC	13.18%	19.79%	2.26%	4.68%
	w/SC6	12.18%	18.79%	2.26%	4.68%
Class R3	w/o SC	13.28%	20.23%	2.70%	4.98%
Institutional Class[5,7]	w/o SC	13.63%	20.88%	3.10%	5.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
6	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	Not subject to any sales charges.

2011 Semiannual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	92.7%
Preferred Stocks	6.7%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Pharmaceuticals	12.4%
Oil, Gas & Consumable Fuels	10.4%
Commercial Banks	8.3%
Tobacco	7.4%
Insurance	7.0%
Semiconductors & Semiconductor Equipment	6.0%
Wireless Telecommunication Services	5.4%
Food Products	4.7%
Real Estate Management & Development	4.7%
Energy Equipment & Services	4.0%
Other	29.7%
100.0%

Top Holdings
Philip Morris International, Inc.	4.1%
Vodafone Group PLC	4.1%
Roche Holding AG	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.7%
Zurich Financial Services AG	3.7%
British American Tobacco PLC	3.3%
QBE Insurance Group Ltd.	3.3%
Johnson & Johnson	3.2%
Tenaris SA ADR	3.1%
Eni SpA	3.0%
Other	64.7%
100.0%

Top Countries
United States	20.3%
United Kingdom	17.3%
Switzerland	13.1%
Japan	10.0%
Italy	6.1%
Brazil	4.4%
Sweden	4.3%
Taiwan	3.7%
Australia	3.3%
China	2.9%
Other	14.6%
100.0%

Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.7%)
AUSTRALIA (3.3%)
Insurance (3.3%)
QBE Insurance Group Ltd. (a)	71,800	$1,475,075
CANADA (1.9%)
Road & Rail (1.9%)
Canadian National Railway Co.	11,200	868,750
CHINA (2.9%)
Oil, Gas & Consumable Fuels (1.6%)
PetroChina Co. Ltd., H Shares (a)	488,000	705,842
Wireless Telecommunication Services (1.3%)
China Mobile Ltd. (a)	64,500	594,133
		1,299,975
FRANCE (1.5%)
Electrical Equipment (1.5%)
Schneider Electric SA (a)	3,800	671,356
GERMANY (2.6%)
Electric Utilities (1.0%)
E.ON AG (a)	12,900	440,911
Textiles, Apparel & Luxury Goods (1.6%)
Adidas AG (a)	9,700	722,875
		1,163,786
HONG KONG (1.9%)
Real Estate Management & Development (1.9%)
Swire Pacific Ltd., Class A (a)	56,000	857,089
ITALY (6.1%)
Energy Equipment & Services (3.1%)
Tenaris SA ADR	27,100	1,376,409
Oil, Gas & Consumable Fuels (3.0%)
Eni SpA (a)	51,300	1,373,487
		2,749,896
JAPAN (10.0%)
Chemicals (1.5%)
Shin-Etsu Chemical Co. Ltd. (a)	12,900	671,101
Machinery (1.6%)
Fanuc Corp. (a)	4,100	686,337
Office Electronics (3.0%)
Canon, Inc. (a)	28,800	1,356,266
Pharmaceuticals (2.5%)
Takeda Pharmaceutical Co. Ltd. (a)	23,400	1,134,030
Real Estate Management & Development (1.4%)
Daito Trust Construction Co. Ltd. (a)	7,700	616,000
		4,463,734
MEXICO (1.0%)
Beverages (1.0%)
Fomento Economico Mexicano SAB de CV ADR	7,400	465,460

	Shares or Principal Amount	Value
NETHERLANDS (1.4%)
Industrial Conglomerates (1.4%)
Koninklijke Philips Electronics NV (a)	20,600	$610,131
SINGAPORE (1.4%)
Real Estate Management & Development (1.4%)
City Developments Ltd. (a)	65,000	629,617
SWEDEN (4.3%)
Commercial Banks (2.0%)
Nordea Bank AB (a)	80,800	921,241
Communications Equipment (2.3%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	66,800	1,013,591
		1,934,832
SWITZERLAND (13.1%)
Food Products (2.7%)
Nestle SA (a)	19,600	1,216,540
Insurance (3.7%)
Zurich Financial Services AG* (a)	5,800	1,630,835
Pharmaceuticals (6.7%)
Novartis AG (a)	22,300	1,322,394
Roche Holding AG (a)	10,400	1,688,126
		3,010,520
		5,857,895
TAIWAN (3.7%)
Semiconductors & Semiconductor Equipment (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	122,000	1,647,000
UNITED KINGDOM (17.3%)
Commercial Banks (3.9%)
HSBC Holdings PLC (a)	40,800	445,042
Standard Chartered PLC (a)	47,375	1,316,639
		1,761,681
Metals & Mining (1.5%)
Rio Tinto PLC (a)	9,300	678,577
Multi-Utilities (2.4%)
Centrica PLC (a)	203,500	1,092,877
Oil, Gas & Consumable Fuels (2.1%)
Royal Dutch Shell PLC, B Shares (a)	23,600	918,151
Tobacco (3.3%)
British American Tobacco PLC (a)	33,800	1,476,962
Wireless Telecommunication Services (4.1%)
Vodafone Group PLC (a)	626,500	1,811,087
		7,739,335
UNITED STATES (20.3%)
Aerospace & Defense (2.2%)
United Technologies Corp.	10,800	967,464

See accompanying notes to financial statements.

2011 Semiannual Report

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Beverages (1.6%)
PepsiCo, Inc.	10,200	$702,678
Energy Equipment & Services (0.9%)
Schlumberger Ltd.	4,600	412,850
Food & Staples Retailing (2.0%)
CVS Caremark Corp.	24,300	880,632
Food Products (2.0%)
Kraft Foods, Inc., Class A	27,300	916,734
Health Care Providers & Services (1.5%)
Quest Diagnostics, Inc.	12,000	676,560
Oil, Gas & Consumable Fuels (1.7%)
EOG Resources, Inc.	6,800	767,788
Pharmaceuticals (3.2%)
Johnson & Johnson	21,600	1,419,552
Software (1.1%)
Oracle Corp.	13,700	493,885
Tobacco (4.1%)
Philip Morris International, Inc.	26,400	1,833,216
		9,071,359
Total Common Stocks		41,505,290
PREFERRED STOCKS (6.7%)
BRAZIL (4.4%)
Commercial Banks (2.4%)
Banco Bradesco SA ADR, Preferred Shares	54,400	1,100,512
Oil, Gas & Consumable Fuels (2.0%)
Petroleo Brasileiro SA ADR, Preferred Shares	26,300	877,631
		1,978,143
REPUBLIC OF SOUTH KOREA (2.3%)
Semiconductors & Semiconductor Equipment (2.3%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a) (b)	3,600	1,039,353
Total Preferred Stocks		3,017,496
Total Investments (Cost $33,782,630) (c)—99.4%		44,522,786

Other assets in excess of liabilities—0.6%		255,801
Net Assets—100.0%		$44,778,587

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2011

Aberdeen Global Financial Services Fund (Unaudited)

The Aberdeen Global Financial Services Fund (Class A shares at NAV) returned 6.64% for the semiannual period ended April 30, 2011, versus 12.02% for its benchmark, the MSCI World Financials Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Financial Services Funds (consisting of 36 funds) was 11.25% for the period.

There was substantial market volatility during the reporting period. Financial stocks worldwide posted decent gains, but failed to match the rally in the broader MSCI World Index. The period was marked by concerns over the sovereign debt crisis in Europe, notably in Ireland, which had to be bailed out by the European Central Bank and the International Monetary Fund (IMF). Sovereign debt downgrades for the other cash-strapped economies of Portugal, Spain and Greece compounded the situation further. Additionally, ongoing unrest in the Middle East and North Africa region caused oil prices to spike above US$100 a barrel for the first time since 2008. This in turn triggered concerns about the possibility of the global economic recovery being derailed. Worries over the nuclear disaster from the Japanese earthquake and tsunami sparked a sell-off in world markets at the end of the period. However, the U.S. Federal Reserve’s pledge to keep interest rates low lifted sentiment, while improving economic data in the U.S. and Europe, as well as generally positive corporate results, mitigated the losses.

The main detractors from relative performance included Hong Kong lender Dah Sing Financial; Brazil’s stock exchange operator, BM&F Bovespa, and India’s ICICI Bank. Dah Sing Financial was negatively affected by the plans of its Dah Sing Banking Group business unit to raise at least HK$2.2 billion (roughly US$282.9 million) in two rights offerings to boost its capital base. Bovespa was weighed down by disappointing quarterly earnings reports and monetary tightening in the country, while increased competition for funds hurt ICICI Bank.

The top individual stock contributors to the Fund’s relative return included Australian insurer QBE, Zurich Financial Services, and U.S. investment services provider Charles Schwab Corp. QBE benefited from its long-term distribution agreement with Bank of America, adding about US$1.3 billion of annualized net earned premiums. Furthermore, its estimated net claims of US$125 million from Japan’s calamity are contained within its US$1.65 billion provision for natural disasters this year. Zurich Financial plans to cut costs by US$500 million over the next three years, while Charles Schwab was supported by better-than-expected earnings for the March quarter.

During the period, we initiated a position in UK-based lender HSBC, which we believe has a strong Asian and emerging markets franchise, a robust capital position, and an attractive valuation.

The Fund’s largest absolute stock positions at the end of the semiannual period included Standard Chartered, Banco Bradesco, and QBE Insurance Group. Although Standard Chartered’s primary listing is in the UK, it is predominantly an Asian and emerging markets bank; we believe that it is well-positioned to continue to gain market share as troubled rivals exit emerging markets. Banco Bradesco, a leading Brazilian bank with, in our view, a good-quality loan portfolio, has benefited from growth in retail lending. QBE is one of Australia’s leading general insurance and reinsurance companies. QBE’s business is diversified geographically across five locations, and we believe it has a good, long-term track record of generating positive shareholder returns.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in financial services industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

Aberdeen Global Financial Services Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.		Inception[2]
Class A	w/o SC	6.64%	13.87%	(2.52%	)	5.71%
	w/SC3	0.52%	7.28%	(3.66%	)	5.04%
Class C4	w/o SC	6.47%	13.45%	(3.12%	)	4.99%
	w/SC5	5.47%	12.45%	(3.12%	)	4.99%
Class R6,7	w/o SC	6.74%	13.82%	(2.68%	)	5.40%
Institutional Service Class[7,8]	w/o SC	6.92%	14.34%	(2.19%	)	6.02%
Institutional Class[7,9]	w/o SC	6.82%	14.35%	(2.19%	)	6.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.
8	Institutional Service Class had no shareholders from April 23, 2010 to July 18, 2010. The returns during this period reflect the returns of the Institutional class. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
9	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Semiannual Report 2011

Aberdeen Global Financial Services Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Financial Services Fund, Morgan Stanley Capital International (MSCI) World Financials Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	92.2%
Preferred Stocks	6.8%
Repurchase Agreement	0.6%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Commercial Banks	64.2%
Insurance	20.1%
Capital Markets	7.3%
Diversified Financial Services	4.5%
Thrifts & Mortgage Finance	2.9%
Other	1.0%
100.0%

Top Holdings*
Standard Chartered PLC	7.5%
Banco Bradesco SA ADR, Preferred Shares	6.8%
QBE Insurance Group Ltd.	6.2%
ICICI Bank Ltd. ADR	6.1%
Nordea Bank AB	6.0%
Dah Sing Financial Group	5.6%
Itau Unibanco Holding SA	5.0%
Wing Hang Bank Ltd.	5.0%
United Overseas Bank Ltd.	4.9%
Oversea-Chinese Banking Corp. Ltd.	4.8%
Other	42.1%
100.0%

Top Countries
Brazil	16.3%
United States	16.0%
Hong Kong	10.6%
Singapore	9.7%
India	9.0%
United Kingdom	9.0%
Australia	6.2%
Sweden	6.0%
Switzerland	4.4%
Austria	4.2%
Other	8.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Semiannual Report

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.2%)
AUSTRALIA (6.2%)
Insurance (6.2%)
QBE Insurance Group Ltd. (a)	87,000	$1,787,347
AUSTRIA (4.2%)
Insurance (4.2%)
Vienna Insurance Group AG (a)	20,100	1,198,955
BRAZIL (9.5%)
Commercial Banks (5.0%)
Itau Unibanco Holding SA	72,900	1,459,668
Diversified Financial Services (4.5%)
BM&F BOVESPA SA	171,847	1,290,054
		2,749,722
CANADA (3.0%)
Commercial Banks (3.0%)
Royal Bank of Canada	13,800	869,291
HONG KONG (10.6%)
Commercial Banks (10.6%)
Dah Sing Financial Group (a)	257,425	1,620,194
Wing Hang Bank Ltd. (a)	128,000	1,433,521
		3,053,715
INDIA (9.0%)
Commercial Banks (6.1%)
ICICI Bank Ltd. ADR	34,900	1,758,960
Thrifts & Mortgage Finance (2.9%)
Housing Development Finance Corp. Ltd. (a)	53,000	849,299
		2,608,259
PHILIPPINES (4.1%)
Commercial Banks (4.1%)
Bank of the Philippine Islands (a)	850,000	1,169,136
SINGAPORE (9.7%)
Commercial Banks (9.7%)
Oversea-Chinese Banking Corp. Ltd. (a)	175,919	1,373,791
United Overseas Bank Ltd. (a)	89,200	1,431,202
		2,804,993
SPAIN (1.1%)
Insurance (1.1%)
Mapfre SA (a)	77,900	325,146
SWEDEN (6.0%)
Commercial Banks (6.0%)
Nordea Bank AB (a)	150,500	1,715,925
SWITZERLAND (4.4%)
Insurance (4.4%)
Zurich Financial Services AG* (a)	4,500	1,265,304

	Shares or Principal Amount	Value
UNITED KINGDOM (9.0%)
Commercial Banks (9.0%)
HSBC Holdings PLC	41,300	$450,496
Standard Chartered PLC (a)	77,562	2,155,592
		2,606,088
UNITED STATES (15.4%)
Capital Markets (7.3%)
Charles Schwab Corp. (The)	50,200	919,162
State Street Corp.	25,700	1,196,335
		2,115,497
Commercial Banks (3.9%)
Wells Fargo & Co.	38,000	1,106,180
Insurance (4.2%)
MetLife, Inc.	26,100	1,221,219
		4,442,896
Total Common Stocks		26,596,777
PREFERRED STOCKS (6.8%)
BRAZIL (6.8%)
Commercial Banks (6.8%)
Banco Bradesco SA ADR, Preferred Shares	96,410	1,950,374
Total Preferred Stocks		1,950,374
REPURCHASE AGREEMENT (0.6%)
UNITED STATES (0.6%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $182,000, collateralized by U.S. Treasury Note, maturing 02/15/13; total market value of $188,238	$182,000	182,000
Total Repurchase Agreement		182,000
Total Investments (Cost $22,086,749) (b)—99.6%		28,729,151

Other assets in excess of liabilities—0.4%		121,894
Net Assets—100.0%		$28,851,045

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2011

Aberdeen Global Natural Resources Fund (Unaudited)

Effective November 1, 2010, the S&P Global Natural Resources Sector Index™ replaced the S&P North American Natural Resources Sector Index™ as the Fund’s benchmark. The global equity investment management team believes that the composition of the S&P Global Natural Resources Sector Index™ makes it the most meaningful comparison index, given the Fund’s investment strategy and the investment opportunities pursued by the global equity investment management team.

The Aberdeen Global Natural Resources Fund (Class A shares at NAV) returned 17.41% for the semiannual period ended April 30, 2011, versus 18.65% for its benchmark, the Standard & Poor’s (S&P) Global Natural Resources Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 137 funds) was 23.80% for the period.

Global natural resources equities enjoyed strong gains over the reporting period as broadly upbeat economic and earnings news bolstered optimism about world economic growth. The Organization of the Petroleum Exporting Countries (OPEC) raised its 2011 forecast for global oil demand on better economic prospects. In addition, the U.S. Federal Reserve’s fresh round of quantitative easing in November 2010 propelled gold to a record of over US$1,400 per troy ounce and the oil price to a six-month peak above US$87 a barrel. Political unrest in North Africa and the Middle East subsequently drove oil prices even higher amid fears of supply disruptions. By the end of the period, prices had risen to close at US$113 a barrel. Precious metals also continued to rally as investors sought shelter from rising inflation and Europe’s sovereign debt crisis. Gold, in particular, advanced to a fresh high of US$1,563 per troy ounce after Standard & Poor’s downgraded the U.S. government debt outlook, which stoked fears over the debasement of paper currencies.

At the individual stock level, our lack of exposure to Singapore integrated agribusiness company Wilmar International added the most to the Fund’s relative return. Wilmar’s shares were initially hurt by the slump in its profits. Markets also reacted negatively to news of its subsequent entry into the property market, while falling crude palm oil prices further depressed its stock price late in the period. In addition, our holding in Schlumberger contributed to performance. The U.S. oilfield services provider reported robust profits as sharply rising crude oil prices drove a drilling boom in North America. Not holding U.S.-based fertilizer producer Mosaic also proved beneficial as its stock price slumped after agribusiness conglomerate Cargill Inc. said it planned to divest its controlling stake in the company.

The primary detractors from Fund performance were our holding in Japan’s Shin-Etsu Chemical, as well as the lack of exposure to U.S. integrated oil and gas company Exxon Mobil and Russian energy group Gazprom. Shin-Etsu’s share price fell in line with the broader Japanese market amid uncertainty surrounding the still-unresolved nuclear crisis and rolling power cuts. The specialized chemical maker suspended operations near the radiation-affected area. We will continue to monitor the situation, but we believe that Shin-Etsu’s long-term track record, quality management and solid balance sheet will see the company through this challenging period. Not holding Exxon Mobil and Gazprom also hampered Fund performance, as their stock prices were boosted by higher energy prices.

During the semiannual period, we introduced Brazilian marine services provider Wilson Sons as we feel that it has a relatively attractive valuation. We also added to Shin-Etsu Chemical. Against this, we exited our position in U.S. industrial group United Technologies and took advantage of rising markets to trim several holdings, including global miner Rio Tinto, French industrial group Schneider Electric, and Canada’s Barrick Gold.

The Fund’s largest absolute stock positions at the end of the semiannual period were Tenaris, ENI and BHP Billiton. We believe Tenaris, a specialist pipe manufacturer for the oil and gas sector, has a healthy balance sheet and has benefited from increased investment in global oil extraction. Italian integrated energy company ENI, in our view, remains attractive given its sound financial position, high-quality asset portfolio and strong project pipeline. BHP Billiton, the world’s largest mining company, in our opinion, has a robust balance sheet and offers exposure to the growing demand for commodities.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	17.41%	16.15%	5.50%	17.78%
	w/SC3	10.68%	9.49%	4.26%	16.76%
Class C	w/o SC	17.02%	15.49%	4.79%	16.96%
	w/SC4	16.02%	14.49%	4.79%	16.96%
Class R5	w/o SC	17.24%	15.96%	5.27%	17.49%
Institutional Service Class[5]	w/o SC	17.61%	16.57%	5.83%	18.10%
Institutional Class[5]	w/o SC	17.57%	16.60%	5.83%	18.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2011

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, S&P Global Natural Resources Sector Index™, S&P North American Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Global Natural Resources Index™ is designed to provide liquid and tradable exposure to 60 of the largest publicly traded companies, listed on the developed market exchanges, in natural resources and commodities businesses across 3 primary sectors: Agriculture, Energy and Metals & Mining. Effective December 7, 2010, the S&P Global Natural Resources Sector Index™ replaced the S&P North American Natural Resources Sector Index™ as the Fund’s benchmark. The Adviser believes that the composition of the S&P Global Natural Resources Index™ makes it the most meaningful comparison index given the Fund’s investment strategy.

The S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	99.0%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	32.6%
Metals & Mining	25.2%
Chemicals	17.9%
Energy Equipment & Services	15.2%
Road & Rail	2.8%
Multi-Utilities	2.5%
Transportation Infrastructure	1.8%
Electrical Equipment	1.0%
Other	1.0%
100.0%

Top Holdings
Tenaris SA ADR	6.1%
Eni SpA	6.0%
BHP Billiton PLC	6.0%
Vale SA ADR	5.8%
Rio Tinto PLC	5.5%
Royal Dutch Shell PLC, Class B	5.1%
Shin-Etsu Chemical Co. Ltd.	4.8%
EOG Resources, Inc.	4.6%
Goldcorp, Inc.	4.1%
Schlumberger Ltd.	4.1%
Other	47.9%
100.0%

Top Countries
United Kingdom	21.6%
United States	17.7%
Italy	12.1%
Brazil	10.7%
Canada	10.7%
France	6.8%
Japan	4.8%
Thailand	3.8%
Germany	3.3%
China	3.2%
Other	5.3%
100.0%

2011 Semiannual Report

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.0%)
BRAZIL (10.7%)
Metals & Mining (5.8%)
Vale SA ADR	148,500	$4,959,900
Oil, Gas & Consumable Fuels (3.1%)
Petroleo Brasileiro SA ADR	72,500	2,706,425
Transportation Infrastructure (1.8%)
Wilson Sons Ltd. BDR	81,200	1,521,597
		9,187,922
CANADA (10.7%)
Metals & Mining (7.9%)
Barrick Gold Corp.	63,600	3,244,236
Goldcorp, Inc.	63,400	3,544,074
		6,788,310
Road & Rail (2.8%)
Canadian National Railway Co.	30,500	2,361,615
		9,149,925
CHILE (1.3%)
Chemicals (1.3%)
Sociedad Quimica y Minera de Chile SA ADR	18,600	1,135,158
CHINA (3.2%)
Oil, Gas & Consumable Fuels (3.2%)
PetroChina Co. Ltd. Class H (a)	1,916,000	2,771,296
FRANCE (6.8%)
Chemicals (3.5%)
Air Liquide SA (a)	20,000	2,955,083
Electrical Equipment (1.0%)
Schneider Electric SA (a)	5,000	883,364
Oil, Gas & Consumable Fuels (2.3%)
Total SA (a)	30,300	1,940,453
		5,778,900
GERMANY (3.3%)
Chemicals (3.3%)
Linde AG (a)	15,800	2,843,456
ITALY (12.1%)
Energy Equipment & Services (6.1%)
Tenaris SA ADR	103,200	5,241,528
Oil, Gas & Consumable Fuels (6.0%)
Eni SpA (a)	191,400	5,124,473
		10,366,001
JAPAN (4.8%)
Chemicals (4.8%)
Shin-Etsu Chemical Co. Ltd. (a)	78,600	4,089,031
NETHERLANDS (3.0%)
Energy Equipment & Services (3.0%)
Fugro NV, CVA (a)	27,900	2,557,356

	Shares or Principal Amount	Value
THAILAND (3.8%)
Oil, Gas & Consumable Fuels (3.8%)
PTT Exploration & Production PCL, Foreign Shares	525,600	$3,262,024
UNITED KINGDOM (21.6%)
Metals & Mining (11.5%)
BHP Billiton PLC (a)	121,000	5,115,882
Rio Tinto PLC (a)	64,200	4,684,370
		9,800,252
Multi-Utilities (2.5%)
Centrica PLC (a)	392,400	2,107,347
Oil, Gas & Consumable Fuels (7.6%)
BG Group PLC (a)	84,300	2,170,859
Royal Dutch Shell PLC, Class B (a)	111,900	4,353,434
		6,524,293
		18,431,892
UNITED STATES (17.7%)
Chemicals (5.0%)
Monsanto Co.	20,100	1,367,604
Praxair, Inc.	27,100	2,883,982
		4,251,586
Energy Equipment & Services (6.1%)
Schlumberger Ltd.	38,400	3,446,400
Tidewater, Inc.	28,900	1,719,839
		5,166,239
Oil, Gas & Consumable Fuels (6.6%)
EOG Resources, Inc.	34,900	3,940,559
Hess Corp.	20,200	1,736,392
		5,676,951
		15,094,776
Total Common Stocks		84,667,737
Total Investments (Cost $65,060,441) (b)—99.0%		84,667,737

Other assets in excess of liabilities—1.0%		817,180
Net Assets—100.0%		$85,484,917

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

Semiannual Report 2011

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at NAV) returned 12.85% for the semiannual period ended April 30, 2011, versus 21.41% for its benchmark, the MSCI World Small Cap Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small-/Mid-Cap Funds (consisting of 71 funds) was 15.62% for the period.

Global small-cap equities outperformed their large-cap counterparts despite the substantial volatility during the reporting period. The period was marked by concerns over the sovereign debt crisis in Europe, notably in Ireland, which had to be bailed out by the European Central Bank and the International Monetary Fund (IMF). Sovereign debt downgrades for the other cash-strapped economies of Portugal, Spain and Greece compounded the situation further. Additionally, ongoing unrest in the Middle East and North Africa region caused oil prices to spike above US$100 a barrel for the first time since 2008. This in turn triggered concerns about the possibility of the global economic recovery being derailed by the high oil price. Worries over the nuclear disaster from the Japanese earthquake and tsunami sparked a sell-off in world markets at the end of the period. However, the U.S. Federal Reserve’s pledge to keep interest rates low lifted sentiment, while improving economic data in the U.S. and Europe, as well as generally positive corporate results, mitigated the losses.

Among the key performance detractors for the reporting period were UK baby goods retailer Mothercare, Egyptian subsidiary National Société Generale Bank (NSGB), and Hong Kong fast-food chain Café de Coral. Mothercare saw lower-than-expected domestic sales because of bad weather, though international sales remained strong. Management warned that tough trading conditions would hurt margins for the one-year period ended in March. NSGB was dragged down by political uncertainty in the Middle East and North Africa, while Café de Coral was weighed down by lower profits and higher costs.

The main contributors to the Fund’s relative return included energy services company John Wood Group, Hong Kong-listed semiconductor equipment manufacturer ASM Pacific Technology, and U.S. laser specialist Rofin Sinar Technologies. John Wood Group rose sharply on news of its sale of its well support division to General Electric for US$2.8 billion, while both ASM Pacific and Rofin Sinar Technologies were supported by their strong order backlogs.

During the period, we sold our holding in Forth Ports following an agreed takeover and Austrian lighting specialist Zumtobel after its strong share price performance. Against this, we introduced three new holdings: Thai discount retailer Siam Makro because we believe it has a strong balance sheet and solid cash-flow generation; Thai electricity generator EGCO; and German-listed flavors and fragrance base manufacturer Symrise.

At the end of the reporting period, the Fund’s largest absolute stock positions were Brazilian marine services provider Wilson Sons, which has key activities in port operations, towage, shipbuilding, and offshore equipment and services; Japanese cosmetics and health food retailer Dr.Ci:Labo, which, in our view, possesses a very strong brand and market share and has a robust balance sheet and generally decent cash flows; and U.S. laser specialist Rofin Sinar Technologies, which we believe is the industry leader.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of the Common Share Class of the predecessor fund, the Credit Suisse Global Small Cap Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.		10 Yr.	Inception
Class A3	w/o SC	12.85%	32.40%	0.43%		2.62%	7.56%	[2]
	w/SC9	6.37%	24.77%	(0.76%	)	2.02%	7.12%	[2]
Class C	w/o SC	12.46%	31.55%	(0.30%	)	–	3.14%	[4]
	w/SC5	11.46%	30.55%	(0.30%	)	–	3.14%	[4]
Class R6,10	w/o SC	12.76%	32.17%	0.19%		2.35%	7.27%	[2]
Institutional Service Class[10]	w/o SC	12.96%	32.76%	–		–	29.11%	[7]
Institutional Class[10]	w/o SC	12.98%	32.45%	–		–	37.54%	[8]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Small Cap Fund, Inc. (the “Global Small Predecessor Fund”). The Fund has adopted the performance of the Global Small Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Global Small Predecessor Fund. The Fund and the Global Small Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Based on commenced operations date of September 30, 1996.
3	Class A Returns for periods prior to July 20, 2009 are based on the performance of Common Class shares of the Global Small Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
4	Class C shares of the Global Small Predecessor Fund commenced operations on July 31, 2001.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns for Class R shares are based on the performance of Advisor Class shares of the Global Small Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Institutional Service Class commenced operations on September 16, 2009.
8	Institutional Class commenced operations on July 20, 2009.
9	A 5.75% front-end sales charge was deducted.
10	Not subject to any sales charges

Semiannual Report 2011

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	99.6%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Pharmaceuticals	10.0%
Health Care Providers & Services	7.2%
Chemicals	7.1%
Energy Equipment & Services	6.7%
Machinery	6.3%
Transportation Infrastructure	6.0%
Electronic Equipment & Instruments	5.0%
Specialty Retail	4.8%
Food Products	4.6%
Multiline Retail	3.9%
Other	38.4%
100.0%

Top Holdings
Wilson Sons Ltd. BDR	4.1%
Dr. Ci:Labo Co. Ltd.	3.3%
Rofin-Sinar Technologies, Inc.	3.0%
Tidewater, Inc.	2.9%
Asia Satellite Telecommunications Holdings Ltd.	2.8%
Massmart Holdings Ltd.	2.8%
Nabtesco Corp.	2.8%
Lojas Renner SA	2.7%
ASM Pacific Technology Ltd.	2.6%
Aventis Pharma Ltd.	2.6%
Other	70.4%
100.0%

Top Countries
United Kingdom	16.5%
United States	16.3%
Japan	11.6%
Brazil	10.7%
Hong Kong	7.0%
India	6.8%
Germany	6.0%
Singapore	5.3%
South Africa	4.5%
Switzerland	2.3%
Other	13.0%
100.0%

2011 Semiannual Report

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.6%)
BRAZIL (10.7%)
Health Care Providers & Services (2.2%)
OdontoPrev SA	85,600	$1,382,049
Multiline Retail (2.7%)
Lojas Renner SA	46,800	1,726,888
Real Estate Management & Development (1.7%)
Multiplan Empreendimentos Imobiliarios SA	50,300	1,047,117
Transportation Infrastructure (4.1%)
Wilson Sons Ltd. BDR	140,100	2,625,317
		6,781,371
EGYPT (2.0%)
Commercial Banks (2.0%)
National Societe Generale Bank (a)	210,200	1,287,777
GERMANY (6.0%)
Chemicals (3.6%)
Fuchs Petrolub AG	11,300	1,635,539
Symrise AG (a)	20,800	684,639
		2,320,178
Computers & Peripherals (2.4%)
Wincor Nixdorf AG (a)	18,200	1,504,230
		3,824,408
HONG KONG (7.0%)
Diversified Telecommunication Services (2.8%)
Asia Satellite Telecommunications Holdings Ltd.	841,000	1,782,438
Hotels, Restaurants & Leisure (1.6%)
Cafe De Coral Holdings Ltd. (a)	436,000	1,014,424
Semiconductors & Semiconductor Equipment (2.6%)
ASM Pacific Technology Ltd. (a)	123,100	1,658,272
		4,455,134
HUNGARY (1.6%)
Pharmaceuticals (1.6%)
Richter Gedeon Nyrt. (a)	5,000	1,046,293
INDIA (6.8%)
Chemicals (1.8%)
Castrol (India) Ltd.	109,400	1,153,135
Pharmaceuticals (5.0%)
Aventis Pharma Ltd.	36,900	1,648,253
GlaxoSmithKline Pharmaceuticals Ltd.	30,000	1,532,059
		3,180,312
		4,333,447
ITALY (1.6%)
Multi-Utilities (1.6%)
Hera SpA (a)	400,100	1,012,160

	Shares or Principal Amount	Value
JAPAN (11.6%)
Food Products (2.3%)
HOKUTO Corp. (a)	64,100	$1,433,510
Health Care Equipment & Supplies (1.4%)
Sysmex Corp. (a)	24,600	861,614
Machinery (4.6%)
Amada Co. Ltd. (a)	146,000	1,172,509
Nabtesco Corp. (a)	69,100	1,768,999
		2,941,508
Personal Products (3.3%)
Dr. Ci:Labo Co. Ltd. (a)	500	2,117,943
		7,354,575
MEXICO (1.9%)
Transportation Infrastructure (1.9%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	208,300	1,233,511
NETHERLANDS (1.7%)
Energy Equipment & Services (1.7%)
Fugro NV, CVA (a)	12,100	1,109,104
PHILIPPINES (1.8%)
Commercial Banks (1.8%)
Bank of the Philippine Islands (a)	841,673	1,157,683
SINGAPORE (5.3%)
Electronic Equipment & Instruments (2.0%)
Venture Corp. Ltd. (a)	159,000	1,254,507
Health Care Providers & Services (1.9%)
Raffles Medical Group Ltd. (a)	656,000	1,218,724
Real Estate Management & Development (1.4%)
Wheelock Properties (Singapore) Ltd. (a)	590,000	897,494
		3,370,725
SOUTH AFRICA (4.5%)
Food & Staples Retailing (2.8%)
Massmart Holdings Ltd. (a)	81,000	1,773,383
Specialty Retail (1.7%)
Truworths International Ltd. (a)	94,100	1,088,499
		2,861,882
SWITZERLAND (2.3%)
Food Products (2.3%)
Barry Callebaut AG* (a)	1,500	1,434,706
THAILAND (2.0%)
Food & Staples Retailing (1.0%)
Siam Makro PCL	119,900	664,772
Independent Power Producers & Energy Traders (1.0%)
Electricity Generating PCL* (a)	193,900	633,759
		1,298,531

See accompanying notes to financial statements.

Semiannual Report 2011

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (16.5%)
Aerospace & Defense (1.9%)
Chemring Group PLC (a)	108,300	$1,214,763
Capital Markets (1.5%)
Close Brothers Group PLC (a)	69,800	946,918
Chemicals (1.7%)
Victrex PLC (a)	43,800	1,076,497
Energy Equipment & Services (2.1%)
John Wood Group PLC (a)	117,400	1,362,225
Hotels, Restaurants & Leisure (2.0%)
Millennium & Copthorne Hotels PLC (a)	139,900	1,237,275
Household Products (1.2%)
PZ Cussons PLC	140,800	770,937
Machinery (1.7%)
Weir Group PLC (The) (a)	33,200	1,069,335
Multiline Retail (1.2%)
Mothercare PLC	111,800	784,143
Pharmaceuticals (1.4%)
Dechra Pharmaceuticals PLC	113,800	912,412
Specialty Retail (1.8%)
Halfords Group PLC (a)	172,400	1,139,323
		10,513,828
UNITED STATES (16.3%)
Containers & Packaging (2.4%)
Silgan Holdings, Inc.	34,000	1,559,240
Electric Utilities (1.6%)
ITC Holdings Corp.	14,400	1,021,392
Electronic Equipment & Instruments (3.0%)
Rofin-Sinar Technologies, Inc.*	43,600	1,888,316
Energy Equipment & Services (2.9%)
Tidewater, Inc.	30,800	1,832,908
Health Care Providers & Services (3.1%)
LHC Group, Inc.*	43,400	1,285,508
VCA Antech, Inc.*	27,500	676,500
		1,962,008
Pharmaceuticals (2.0%)
Perrigo Co.	14,300	1,292,148
Specialty Retail (1.3%)
Urban Outfitters, Inc.*	26,900	846,274
		10,402,286
Total Common Stocks		63,477,421
Total Investments (Cost $44,572,200) (b)—99.6%		63,477,421

Other assets in excess of liabilities—0.4%		224,571
Net Assets—100.0%		$63,701,992

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

2011 Semiannual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at NAV) returned 13.05% for the semiannual period ended April 30, 2011, versus 12.65% for its benchmark, MSCI All Country World ex. U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 397 funds) was 12.45% for the period.

Despite the substantial volatility during the reporting period, global equities posted double-digit gains. The period was marked by concerns over the sovereign debt crisis in Europe, notably in Ireland, which had to be bailed out by the European Central Bank and the International Monetary Fund (IMF). Sovereign debt downgrades for the other cash-strapped economies of Portugal, Spain and Greece compounded the situation further. Additionally, ongoing unrest in the Middle East and North Africa region caused oil prices to spike above US$100 a barrel for the first time since 2008. This in turn triggered concerns about the possibility of the global economic recovery being derailed by the high oil price. Although worries over the nuclear disaster from the Japanese earthquake and tsunami sparked a sell off in world markets at the end of the period, the US Federal Reserve’s pledge to keep interest rates low lifted sentiment, while improving economic data in the US and Europe as well as generally positive corporate results mitigated the losses.

The top individual stock contributors to the Fund’s relative return included Swedish telecom Ericsson, Taiwan Semiconductor Manufacturing Co. (TSMC), and Australian insurer QBE Insurance Group. Ericsson was supported by strong first-quarter 2011 net income growth due to wireless-broadband equipment sales. TSMC was aided by a bullish 2011 outlook. In the past two years in our view, TSMC has managed to extend the technology gap against its rivals and management has a good track record of maintaining profitability through the business cycle. QBE benefited from its long-term distribution agreement with Bank of America, adding about US$1.3 billion of annualised net earned premiums. Furthermore, its estimated net claims of US$125 million from Japan’s calamity are comfortably contained within its US$1.65 billion provision for natural disasters this year.

The main detractors from the relative performance included UK-listed lender Standard Chartered, Brazilian lender Banco Bradesco and China Mobile. Standard Chartered’s share price fell on rising cost pressures in the second half of 2010. Bradesco was hurt by higher-than-expected expenses and lower profits in the third quarter. China Mobile delivered low-single-digit profit growth for 2010 as average revenue per user remained under pressure from competition, even with higher contributions from the rural segment.

Significant portfolio transactions during the review period included the sale of Mexican airport operator Asur following a period of strong share price performance. Against this, we initiated positions in UK-based HSBC because we believe it has a strong Asian and emerging markets franchise, robust capital position and an attractive valuation, as well as Mexican convenience store and beverage company FEMSA because of its reliable cash flows and what we feel is its attractive valuation.

At the end of the reporting period, the Fund’s largest absolute stock weightings were UK telecom Vodafone, Swiss drug-maker Roche Holding and TSMC. Vodafone is the largest global mobile operator by revenue, with Europe accounting for the bulk of its business. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless. Roche Holding has one of the highest earnings visibilities within the sector, driven by the synergies from its acquisition of Genentech, as well as its existing stable of products. TSMC is the world’s largest dedicated semiconductor foundry and is the lowest-cost producer in the industry. We believe it remains impressive with a cash-rich balance sheet and an attractive dividend yield.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us. Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.05%	23.72%	5.02%	7.94%
	w/SC2	6.58%	16.57%	3.79%	7.31%
Class C4	w/o SC	12.73%	22.80%	4.31%	7.20%
	w/SC5	11.73%	21.80%	4.31%	7.20%
Class R3,7	w/o SC	13.02%	23.42%	4.77%	7.55%
Institutional Service Class[7]	w/o SC	13.12%	23.80%	5.30%	8.23%
Institutional Class[6,7]	w/o SC	13.25%	24.00%	5.35%	8.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.

2011 Semiannual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) World ex-U.S. Index and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	86.4%
Preferred Stocks	7.7%
Repurchase Agreement	0.6%
Other assets in excess of liabilities	5.3%
100.0%

Top Industries
Pharmaceuticals	10.8%
Commercial Banks	9.9%
Oil, Gas & Consumable Fuels	9.3%
Insurance	7.8%
Semiconductors & Semiconductor Equipment	7.3%
Wireless Telecommunication Services	5.6%
Real Estate Management & Development	4.8%
Tobacco	3.7%
Food Products	3.1%
Metals & Mining	2.9%
Other	34.8%
100.0%

Top Holdings*
Roche Holding AG	4.0%
Vodafone Group PLC	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.9%
British American Tobacco PLC	3.7%
Zurich Financial Services AG	3.5%
Novartis AG	3.4%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.4%
Eni SpA	3.4%
QBE Insurance Group Ltd.	3.4%
Takeda Pharmaceutical Co. Ltd.	3.4%
Other	63.9%
100.0%

Top Countries
United Kingdom	20.1%
Switzerland	14.0%
Japan	10.9%
Italy	6.3%
Singapore	5.5%
Germany	4.8%
Brazil	4.3%
Taiwan	3.9%
Sweden	3.8%
China	3.5%
Other	22.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (86.4%)
AUSTRALIA (3.4%)
Insurance (3.4%)
QBE Insurance Group Ltd. (a)	790,600	$16,242,258
CANADA (2.0%)
Road & Rail (2.0%)
Canadian National Railway Co.	122,500	9,501,955
CHINA (3.5%)
Oil, Gas & Consumable Fuels (2.0%)
PetroChina Co. Ltd., H Shares (a)	6,602,000	9,549,112
Wireless Telecommunication Services (1.5%)
China Mobile Ltd. (a)	808,058	7,443,316
		16,992,428
FRANCE (3.0%)
Electrical Equipment (1.6%)
Schneider Electric SA (a)	42,400	7,490,925
Food & Staples Retailing (1.4%)
Casino Guichard-Perrachon SA (a)	65,900	6,934,079
		14,425,004
GERMANY (4.8%)
Electric Utilities (1.4%)
E.ON AG (a)	195,700	6,688,850
Food & Staples Retailing (1.4%)
Metro AG (a)	88,000	6,458,471
Textiles, Apparel & Luxury Goods (2.0%)
Adidas AG (a)	131,300	9,784,899
		22,932,220
HONG KONG (1.8%)
Real Estate Management & Development (1.8%)
Swire Pacific Ltd., Class A (a)	571,500	8,746,904
ITALY (6.3%)
Energy Equipment & Services (2.9%)
Tenaris SA ADR	272,500	13,840,275
Oil, Gas & Consumable Fuels (3.4%)
Eni SpA (a)	609,900	16,329,238
		30,169,513
JAPAN (10.9%)
Chemicals (1.9%)
Shin-Etsu Chemical Co. Ltd. (a)	175,268	9,118,020
Machinery (1.4%)
Fanuc Corp. (a)	41,700	6,980,552
Office Electronics (2.9%)
Canon, Inc. (a)	292,500	13,774,570

	Shares or Principal Amount	Value
Pharmaceuticals (3.4%)
Takeda Pharmaceutical Co. Ltd. (a)	334,904	$16,230,395
Real Estate Management & Development (1.3%)
Daito Trust Construction Co. Ltd. (a)	78,200	6,256,003
		52,359,540
MEXICO (1.0%)
Beverages (1.0%)
Fomento Economico Mexicano SAB de CV ADR	77,900	4,899,910
NETHERLANDS (1.4%)
Industrial Conglomerates (1.4%)
Koninklijke Philips Electronics NV (a)	232,263	6,879,170
SINGAPORE (5.5%)
Commercial Banks (1.8%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,092,509	8,531,648
Diversified Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	3,824,000	9,736,106
Real Estate Management & Development (1.7%)
City Developments Ltd. (a)	837,000	8,107,530
		26,375,284
SPAIN (1.0%)
Insurance (1.0%)
Mapfre SA (a)	1,147,100	4,787,864
SWEDEN (3.8%)
Commercial Banks (1.7%)
Nordea Bank AB (a)	722,800	8,241,003
Communications Equipment (2.1%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	678,300	10,292,197
		18,533,200
SWITZERLAND (14.0%)
Food Products (3.1%)
Nestle SA (a)	238,500	14,803,310
Insurance (3.5%)
Zurich Financial Services AG* (a)	59,700	16,786,358
Pharmaceuticals (7.4%)
Novartis AG (a)	278,200	16,497,306
Roche Holding AG (a)	120,400	19,543,304
		36,040,610
		67,630,278
TAIWAN (3.9%)
Semiconductors & Semiconductor Equipment (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,411,400	19,053,900

See accompanying notes to financial statements.

2011 Semiannual Report

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (20.1%)
Commercial Banks (3.8%)
HSBC Holdings PLC (a)	416,100	$4,538,776
Standard Chartered PLC (a)	497,800	13,834,784
		18,373,560
Machinery (1.1%)
Weir Group PLC (The) (a)	168,000	5,411,091
Metals & Mining (2.9%)
BHP Billiton PLC (a)	118,500	5,010,182
Rio Tinto PLC (a)	125,400	9,149,844
		14,160,026
Multi-Utilities (2.4%)
Centrica PLC (a)	2,099,200	11,273,554
Oil, Gas & Consumable Fuels (2.2%)
Royal Dutch Shell PLC, B Shares (a)	271,300	10,554,840
Tobacco (3.7%)
British American Tobacco PLC (a)	411,500	17,981,353
Wireless Telecommunication Services (4.0%)
Vodafone Group PLC (a)	6,733,400	19,464,919
		97,219,343
Total Common Stocks		416,748,771
PREFERRED STOCKS (7.7%)
BRAZIL (4.3%)
Commercial Banks (2.6%)
Banco Bradesco SA ADR, Preferred Shares	616,900	12,479,887
Oil, Gas & Consumable Fuels (1.7%)
Petroleo Brasileiro SA ADR, Preferred Shares	255,728	8,533,644
		21,013,531
REPUBLIC OF SOUTH KOREA (3.4%)
Semiconductors & Semiconductor Equipment (3.4%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a) (b)	56,600	16,340,941
Total Preferred Stocks		37,354,472
REPURCHASE AGREEMENT (0.6%)
UNITED STATES (0.6%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, in the amount of $2,966,002 collateralized by U.S. Treasury Note, maturing 02/15/13; total market value of $3,027,063	$2,966,000	2,966,000
Total Repurchase Agreement		2,966,000
Total Investments (Cost $337,060,218) (c)—94.7%		457,069,243

Other assets in excess of liabilities—5.3%		25,593,553
Net Assets—100.0%		$482,662,796

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2011

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at NAV) returned 22.53% for the semiannual period ended April 30, 2011, versus 23.73% for its benchmark, the Russell 2000® Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 800 funds) was 22.91% for the period.

The major North American equity market indices posted significant gains for the semiannual period. All 10 sectors within the small-cap Russell 2000 Index posted double-digit returns for the period, led by energy, materials, healthcare and information technology. Investor confidence was boosted by generally positive earnings results, the Federal Reserve’s additional quantitative easing, and the extension of Bush-era federal income tax cuts. Markets fluctuated on repeated concerns about the fiscal situation in peripheral Eurozone market, but sentiment stabilized on subsequent European Union aid to these regions. A decline in the unemployment rate in March and robust manufacturing data outweighed the continuing sluggishness of the housing market. Towards the end of the period, Japan’s large-scale natural disaster triggered a global sell off but a rebound quickly followed on data confirming the still-intact global economic recovery. Additionally, in April, Standard and Poor’s rating agency put the U.S. government’s AAA credit rating on negative watch for the first time. A negative watch is often a precursor to a credit rating downgrade if significant improvements are not made to address concerns. In this case, mounting levels of government debt were the driving concern. An actual downgrade would result in higher interest rates for the government, consumers and businesses, which would likely mean an undesirable outcome that could inhibit economic growth. A significant bipartisan effort in Washington D.C. is needed to address the long-term outlook for fiscal deficits and it has already become an overriding political priority.

Fund performance for the period was hindered by stock selection in information technology, consumer discretionary, healthcare and, to a lesser degree, financials and telecommunication services. The primary individual stock detractors included telecommunications equipment maker Tellabs, gaming machine maker WMS Industries, and auto repair services provider Monro Muffler Brake.

Tellabs’ disappointing fourth-quarter results were attributable mainly to a large customer’s shift towards a competitive product. The company has a pipeline of new international customers and maintains a strong cash balance to fund the development of next-generation products. WMS Industries’ earnings for the second quarter of its 2011 fiscal year declined versus the same period a year earlier. A decrease in revenue from the high-margin gaming operations segment and weak console sales contributed to the results. Monro Muffler Brake experienced a slowdown in sales growth during the semiannual period, leading management to temper its business outlook for the 2011 fiscal year. Nevertheless, we believe the company should continue to benefit from the long-term trend of consumers keeping their vehicles on the road for longer periods of time. We maintain our positions in all three companies.

Stock selection in the industrials sector was the most significant contributor to the Fund’s relative return. Our holdings in consumer staples and energy also had a positive impact. The strongest performers among individual positions were Dynamic Materials Corp., an industrial manufacturing firm servicing the energy industry; Berry Petroleum, a small California-based oil and gas exploration and production company; and industrial equipment manufacturer Terex Corp.

Dynamic Materials, a leading provider of explosion-welded clad metal plates, is starting to benefit from increasing orders. These orders are translating into not only increased current sales, but also to growth of its backlog, which we feel positions it well for future growth. The company’s oilfield products segment is benefiting from an increased global rig count, while the ongoing growth in the global economy is resulting in a pick-up in orders for its explosion-welded materials segment that also sells to the oil and gas, chemicals, alternative energy and aluminum production industries. Berry Petroleum benefited from rising oil prices and an increasing production outlook while funding its growth internally. Terex is experiencing an upturn in activity as its businesses typically see improvement when the economic cycle progresses past its early rebound stage. Lines of business such as cranes and aerial work platforms have only recently begun to see signs of a healthy rebound, which the company’s management feels can be sustained through at least 2015. Terex also has growth opportunities in emerging markets and a cash-rich balance sheet which, in our view, position the company well for future growth.

During the period, we established new positions in energy production services providers Complete Production Services and Tetra Technologies, branded apparel manufacturer Warnaco Group, optical components provider Finisar, and industrial bearings manufacturer RBC Bearings. Additions to existing positions included healthcare equipment manufacturer Hill-Rom Holdings, building products distributor Gibraltar Industries, diversified financial Canadian Western Bank, and disposable food and beverage container maker Silgan Holdings. We exited our positions in mortgage loan servicing company Ocwen Financial; NutriSystem, a provider of weight management programs; and transportation and logistics company Con-way. We also closed our position in freight railroad operator Kansas City Southern due to its market capitalization following a period of significant positive performance. Reductions to current holdings included laser manufacturer Rofin-Sinar Technologies; Teradyne, a supplier of semiconductor test equipment, and home healthcare provider LHC Group.

At the end of the period, the Fund’s largest absolute stock weightings included Berry Petroleum, Hill-Rom Holdings, and BE Aerospace, a manufacturer of cabin interior products for commercial aircraft and business jets. We feel that Berry Petroleum has a strong market position and capital structure, with a highly regarded management team overseeing its operations and strategic direction. The company also has what we view as a unique, lower-risk production mix and a higher growth rate among small-cap exploration and production companies. Hill-Rom Holdings continues to benefit from strength in its North America acute care and international and surgical segments, which are driving higher profit margins and growth. Toward the end of the semiannual period, management raised its business outlook for 2011. Finally, BE Aerospace is experiencing strong organic growth in both its commercial and consumables segments. Additionally, the company’s order backlog has increased, which we feel bodes well for organic growth going forward.

Portfolio Management:

Aberdeen North American Equity Team

2011 Semiannual Report

Aberdeen Small Cap Fund (Unaudited) (concluded)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid- or large-cap companies.

The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	22.53%	19.72%	1.83%	9.25%
	w/SC2	15.50%	12.85%	0.64%	8.60%
Class C4	w/o SC	22.10%	18.94%	1.13%	8.53%
	w/SC5	21.10%	17.94%	1.13%	8.53%
Class R3,7	w/o SC	22.32%	19.35%	1.60%	8.92%
Institutional Service Class[7]	w/o SC	22.72%	20.08%	2.14%	9.56%
Institutional Class[6,7]	w/o SC	22.69%	19.97%	2.13%	9.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Predecessor Fund commenced operations on November 2, 1998. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply, but have not been adjusted to reflect lower class-level expenses, if any.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.

2011 Semiannual Report

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	100.4%
Repurchase Agreement	0.3%
Liabilities in excess of other assets	(0.7%	)
	100.0%

Top Industries
Machinery	11.9%
Commercial Banks	9.4%
Software	8.0%
Specialty Retail	5.9%
Health Care Providers & Services	5.0%
Hotels, Restaurants & Leisure	4.6%
Health Care Equipment & Supplies	3.7%
Energy Equipment & Services	3.7%
Electronic Equipment & Instruments	3.6%
Oil, Gas & Consumable Fuels	3.3%
Other	40.9%
100.0%

Top Holdings*
Berry Petroleum Co., Class A	3.3%
Hill-Rom Holdings, Inc.	2.6%
BE Aerospace, Inc.	2.6%
Wabtec Corp.	2.5%
Canadian Western Bank	2.5%
Solera Holdings, Inc.	2.4%
FreightCar America, Inc.	2.4%
MICROS Systems, Inc.	2.3%
Dynamic Materials Corp.	2.3%
Rofin-Sinar Technologies, Inc.	2.2%
Other	74.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (100.4%)
Aerospace & Defense (2.6%)
BE Aerospace, Inc.*	176,069	$6,794,503
Auto Components (2.1%)
Drew Industries, Inc.	226,930	5,462,205
Biotechnology (1.1%)
United Therapeutics Corp.*	41,960	2,809,642
Building Products (1.9%)
Gibraltar Industries, Inc.*	429,600	5,017,728
Chemicals (1.7%)
Valspar Corp.	116,830	4,592,587
Commercial Banks (9.4%)
Bank of the Ozarks, Inc.	106,830	4,757,140
Canadian Western Bank	208,000	6,663,299
CapitalSource, Inc.	804,059	5,371,114
Univest Corp. of Pennsylvania	130,770	2,199,551
Wintrust Financial Corp.	174,971	5,894,773
		24,885,877
Commercial Services & Supplies (1.4%)
Clean Harbors, Inc.*	36,407	3,586,089
Communications Equipment (3.0%)
Finisar Corp.*	105,940	2,975,854
Tellabs, Inc.	1,026,453	5,050,149
		8,026,003
Containers & Packaging (1.5%)
Silgan Holdings, Inc.	85,082	3,901,860
Electric Utilities (1.4%)
ITC Holdings Corp.	51,960	3,685,523
Electronic Equipment & Instruments (3.6%)
Littelfuse, Inc.	58,774	3,656,331
Rofin-Sinar Technologies, Inc.*	136,230	5,900,121
		9,556,452
Energy Equipment & Services (3.7%)
Complete Production Services, Inc.*	90,000	3,054,600
TETRA Technologies, Inc.*	180,200	2,661,554
Tidewater, Inc.	67,060	3,990,740
		9,706,894
Food Products (2.2%)
Smithfield Foods, Inc.*	89,160	2,100,610
TreeHouse Foods, Inc.*	62,200	3,773,674
		5,874,284
Health Care Equipment & Supplies (3.7%)
Hill-Rom Holdings, Inc.	155,700	7,008,057
Teleflex, Inc.	44,420	2,798,904
		9,806,961

	Shares or Principal Amount	Value
Health Care Providers & Services (5.0%)
IPC The Hospitalist Co., Inc.*	111,940	$5,805,209
LHC Group, Inc.*	94,255	2,791,833
Sun Healthcare Group, Inc.*	234,104	2,760,086
VCA Antech, Inc.*	79,920	1,966,032
		13,323,160
Hotels, Restaurants & Leisure (4.6%)
P.F. Chang’s China Bistro, Inc.	57,320	2,298,532
Panera Bread Co., Class A*	17,000	2,058,870
Penn National Gaming, Inc.*	90,900	3,636,909
WMS Industries, Inc.*	124,960	4,098,688
		12,092,999
Household Durables (1.5%)
Ethan Allen Interiors, Inc.	165,600	3,989,304
Information Technology Services (0.9%)
Alliance Data Systems Corp.*	23,920	2,272,400
Insurance (3.0%)
Amerisafe, Inc.*	205,960	4,599,087
Aspen Insurance Holdings Ltd.	118,200	3,376,974
		7,976,061
Machinery (11.9%)
Dynamic Materials Corp.	229,427	5,969,690
FreightCar America, Inc.*	209,938	6,293,941
Harsco Corp.	162,638	5,789,913
Kennametal, Inc.	32,747	1,382,578
RBC Bearings, Inc.*	56,342	2,211,987
Terex Corp.*	87,865	3,055,945
Wabtec Corp.	94,670	6,757,545
		31,461,599
Metals & Mining (3.1%)
AK Steel Holding Corp.	253,200	4,114,500
Compass Minerals International, Inc.	41,400	4,041,054
		8,155,554
Oil, Gas & Consumable Fuels (3.3%)
Berry Petroleum Co., Class A, Class A	162,470	8,632,031
Pharmaceuticals (0.9%)
Viropharma, Inc.*	124,790	2,407,199
Real Estate Investment Trusts (REIT) (2.2%)
Healthcare Realty Trust, Inc.	125,008	2,855,183
Sabra Healthcare REIT, Inc.	176,204	2,963,751
		5,818,934
Real Estate Management & Development (1.6%)
Jones Lang LaSalle, Inc.	42,710	4,372,650
Semiconductors & Semiconductor Equipment (2.9%)
Silicon Laboratories, Inc.*	110,300	4,806,874
Teradyne, Inc.*	176,700	2,844,870
		7,651,744

See accompanying notes to financial statements.

2011 Semiannual Report

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Software (8.0%)
Advent Software, Inc.*	163,294	$4,446,496
Concur Technologies, Inc.*	75,408	4,363,861
MICROS Systems, Inc.*	118,767	6,178,259
Solera Holdings, Inc.	114,690	6,307,950
		21,296,566
Specialty Retail (5.9%)
Ascena Retail Group, Inc.*	83,000	2,597,070
Monro Muffler Brake, Inc.	162,000	4,921,560
Tractor Supply Co.	64,960	4,019,075
Zumiez, Inc.*	140,889	3,960,390
		15,498,095
Textiles, Apparel & Luxury Goods (1.9%)
Phillips-Van Heusen Corp.	30,348	2,136,803
Warnaco Group, Inc. (The)*	44,800	2,883,328
		5,020,131
Thrifts & Mortgage Finance (0.9%)
Washington Federal, Inc.	157,080	2,527,417
Trading Companies & Distributors (1.8%)
Beacon Roofing Supply, Inc.*	219,330	4,895,446
Wireless Telecommunication Services (1.7%)
Shenandoah Telecommunications Co.	238,830	4,494,781
Total Common Stocks		265,592,679
REPURCHASE AGREEMENT (0.3%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $761,001, collateralized by U.S. Treasury Note, maturing 2/15/13; total market value of $778,388	$761,000	761,000
Total Repurchase Agreement		761,000
Total Investments (Cost $198,012,857) (a)—100.7%		266,353,679

Liabilities in excess of other assets—(0.7)%		(1,861,133)
Net Assets—100.0%		$264,492,546

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2011

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund (Class A shares at NAV) returned 16.55% for the semiannual period ended April 30, 2011, versus 16.36% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 1,112 funds) was 15.26% for the period.

The major North American equity market indices posted significant gains for the semiannual period. Nine of the 10 sectors within the broader-market S&P 500 Index posted double-digit returns for the semiannual period, led by energy, industrials and materials. Investor confidence was boosted by generally positive earnings results, the Federal Reserve’s additional quantitative easing, and the extension of Bush-era federal income tax cuts. Markets fluctuated on repeated concerns about the fiscal situation in peripheral Eurozone market but sentiment stabilized on subsequent European Union aid to these regions. A decline in the unemployment rate in March and robust manufacturing data outweighed the continuing sluggishness of the housing market. Towards the end of the period, Japan’s large-scale natural disaster triggered a global sell-off but a rebound quickly followed on data confirming the still-intact global economic recovery. Additionally, in April, Standard and Poor’s rating agency put the U.S. government’s AAA credit rating on negative watch for the first time. A negative watch is often a precursor to a credit rating downgrade if significant improvements are not made to address concerns. In this case, mounting levels of government debt were the driving concern. An actual downgrade would result in higher interest rates for the government, consumers and businesses, an undesirable outcome that could inhibit economic growth. A significant bipartisan effort in Washington D.C. is needed to address the long-term outlook for fiscal deficits and it has already become an overriding political priority.

Stock selection in information technology, financials and industrials provided the most positive relative returns for the period. The top contributors among individual holdings were Bombardier, a Canadian aerospace and transportation company; IT services provider Alliance Data Systems (ADS); and healthcare equipment manufacturer St. Jude Medical.

Bombardier posted healthy fourth-quarter profits, bolstered by revenue growth on higher sales of commercial aircraft, as well as improved profit margins. The company also announced significant new order wins in both aerospace and transportation segments. ADS reported significant year-over-year earnings growth for the fourth quarter and the full fiscal year of 2010. The company benefited mainly from the strong performance of its Epsilon business unit, a provider of direct marketing and customer relationship management services. ADS’s management also raised its business outlook for the first quarter of 2011. St. Jude Medical reported improved earnings and held an analyst day during the semiannual period, during which the company highlighted several new growth drivers. While its domestic implantable cardioverter defibrillator business faces pricing and volume pressures, the company may benefit from share gains, replacement-cycle tailwinds, new product launches and international growth.

Fund performance was hindered by stock selection in the energy and healthcare sectors. The most notable individual stock detractors included semiconductor company Marvell Technology Group; networking equipment maker Cisco Systems; and biopharmaceutical company Gilead Sciences.

Marvell Technology’s fourth-quarter 2010 results were relatively disappointing as its mobile and wireless segment revenue was down significantly from the previous quarter. The decline was attributable to unfavorable product demand and inventory channel adjustments from a single large customer. Marvell continues to gain share in a consolidating storage end-market, while the company is beginning to see growth among other existing and new customers for its mobile and wireless products. Cisco Systems reported gross margin pressure during the quarter ending in January. New product launches that are sold initially at lower margins contributed to the pressure, but management expects these to be temporary in nature. However, immediately following its earnings report, the company declared a dividend and announced plans to address its underperforming consumer products segment. The performance of Gilead Sciences’ stock was hampered late in 2010 as investors awaited data on several pipeline drug therapies. In the first quarter of 2011, however, shares of the company were driven higher by additional positive trial data from its pipeline development. Additionally, new guidance from European health regulators recommended earlier treatment for HIV patients, which is incremental to the total treatable population and positive for demand. In our view, Gilead Sciences’ healthcare business has strong organic growth opportunities from its high- market-share franchises. The company’s relatively long patent lives, a solid balance sheet and its drug development pipeline continue to underpin our conviction in this position. We also maintain our holdings in Marvell Technology and Cisco Systems.

During the reporting period, we established a new position in payment-processing services provider Visa. Additions to existing positions included derivative securities exchange Intercontinental Exchange; oil and gas exploration and production company Apache Corp.; and two Canadian holdings in freight railroad operator Canadian National Railway and Canadian aerospace and transportation equipment manufacturer Bombardier. We exited our positions in PC chip-maker Intel and diversified financial services company Capital One Financial. We reduced the Fund’s holdings in auto components supplier BorgWarner; tobacco company Philip Morris International; energy services provider Schlumberger; and Tidewater, a provider of offshore supply vessels.

At the end of the period, the Fund’s largest absolute stock weightings were enterprise software company Oracle Corp.; food and beverage company PepsiCo; and Apache Corp. Oracle is experiencing revenue and profit margin growth, bolstered by several hardware and software deals with companies prominent in cloud computing. Additionally, late in the semiannual period, the company increased its quarterly dividend, following in the footsteps of many large and established technology companies returning excess cash on the balance sheet to shareholders. PepsiCo has made several acquisitions recently to improve global distribution. Among these is the purchase of a majority stake in Russia’s Wimm-Bill-Dann Foods, making PepsiCo the largest food and beverage company in Russia, with a best-in-class distribution network in the country. Additionally, the company has seen robust sales growth in China and in India, where it continues to gain market share. Apache Corp. reported double-digit total production growth in its 2010 fiscal year. It also engaged in large acquisition activities during the year to opportunistically expand both conventional and unconventional resources with which to grow future production and reserves at a potentially faster and more sustainable pace relative to its peers.

Portfolio Management:

Aberdeen North American Equity Team

2011 Semiannual Report

Aberdeen U.S. Equity Fund (Unaudited) (concluded)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semiannual Report 2011

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	16.55%	17.37%	2.84%	5.68%
	w/SC2	9.81%	10.66%	1.64%	5.06%
Class C4	w/o SC	16.21%	16.65%	2.16%	5.01%
	w/SC5	15.21%	15.65%	2.16%	5.01%
Class R3,7	w/o SC	16.37%	17.07%	2.69%	5.39%
Institutional Class[6,7]	w/o SC	16.74%	17.79%	3.19%	6.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing securities and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what the Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.

2011 Semiannual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	98.2%
Repurchase Agreement	0.9%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	9.1%
Information Technology Services	5.6%
Software	5.5%
Food Products	4.5%
Specialty Retail	4.5%
Health Care Equipment & Supplies	4.5%
Communications Equipment	4.3%
Diversified Financial Services	4.0%
Aerospace & Defense	4.0%
Capital Markets	4.0%
Other	50.0%
100.0%

Top Holdings*
Oracle Corp.	3.2%
PepsiCo, Inc.	3.0%
Apache Corp.	2.9%
CVS Caremark Corp.	2.7%
JPMorgan Chase & Co.	2.6%
State Street Corp.	2.6%
Canadian National Railway Co.	2.6%
Baxter International, Inc.	2.5%
Kraft Foods, Inc., Class A	2.5%
Emerson Electric Co.	2.5%
Other	72.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2011

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.2%)
Aerospace & Defense (4.0%)
Bombardier, Inc.	110,800	$825,598
United Technologies Corp.	9,700	868,926
		1,694,524
Auto Components (0.7%)
BorgWarner, Inc.*	4,100	316,684
Beverages (3.0%)
PepsiCo, Inc.	18,100	1,246,909
Biotechnology (2.3%)
Gilead Sciences, Inc.*	24,600	955,464
Capital Markets (4.0%)
Charles Schwab Corp. (The)	31,800	582,258
State Street Corp.	23,400	1,089,270
		1,671,528
Chemicals (3.4%)
Monsanto Co.	8,500	578,340
Praxair, Inc.	8,100	862,002
		1,440,342
Commercial Banks (3.7%)
Royal Bank of Canada	10,200	642,520
Wells Fargo & Co.	31,800	925,698
		1,568,218
Communications Equipment (4.3%)
Cisco Systems, Inc.	45,700	802,492
QUALCOMM, Inc.	17,850	1,014,594
		1,817,086
Computers & Peripherals (1.6%)
EMC Corp.*	23,800	674,492
Diversified Financial Services (4.0%)
IntercontinentalExchange, Inc.*	5,000	601,750
JPMorgan Chase & Co.	24,150	1,101,965
		1,703,715
Diversified Telecommunication Services (1.1%)
TELUS Corp.	8,600	453,201
Electrical Equipment (2.5%)
Emerson Electric Co.	17,000	1,032,920
Energy Equipment & Services (2.9%)
Schlumberger Ltd.	6,800	610,300
Tidewater, Inc.	10,200	607,002
		1,217,302
Food & Staples Retailing (2.7%)
CVS Caremark Corp.	30,950	1,121,628
Food Products (4.5%)
Kellogg Co.	15,200	870,504

	Shares or Principal Amount	Value
Kraft Foods, Inc., Class A	30,800	$1,034,264
		1,904,768
Health Care Equipment & Supplies (4.5%)
Baxter International, Inc.	18,200	1,035,580
St. Jude Medical, Inc.	15,900	849,696
		1,885,276
Health Care Providers & Services (3.2%)
Aetna, Inc.	16,500	682,770
Quest Diagnostics, Inc.	11,600	654,008
		1,336,778
Hotels, Restaurants & Leisure (0.7%)
Starwood Hotels & Resorts Worldwide, Inc.	5,200	309,764
Household Products (1.3%)
Procter & Gamble Co. (The)	8,300	538,670
Industrial Conglomerates (1.9%)
3M Co.	8,100	787,401
Information Technology Services (5.6%)
Alliance Data Systems Corp.*	8,100	769,500
Cognizant Technology Solutions Corp., Class A*	10,900	903,610
Visa, Inc., Class A	9,000	703,080
		2,376,190
Insurance (3.6%)
Aflac, Inc.	10,300	578,757
MetLife, Inc.	20,180	944,222
		1,522,979
Internet Software & Services (1.5%)
Yahoo!, Inc.*	36,000	639,000
Machinery (2.6%)
Deere & Co.	6,700	653,250
PACCAR, Inc.	8,300	440,813
		1,094,063
Media (1.5%)
Comcast Corp., Class A	24,800	650,752
Oil, Gas & Consumable Fuels (9.1%)
Apache Corp.	9,150	1,220,336
EOG Resources, Inc.	8,040	907,796
Exxon Mobil Corp.	9,700	853,600
Hess Corp.	9,800	842,408
		3,824,140
Pharmaceuticals (1.9%)
Johnson & Johnson	11,900	782,068
Road & Rail (2.6%)
Canadian National Railway Co.	13,900	1,076,277
Semiconductors & Semiconductor Equipment (1.5%)
Marvell Technology Group Ltd.*	41,700	643,431

See accompanying notes to financial statements.

2011 Semiannual Report

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
Software (5.5%)
Oracle Corp.	36,950	$1,332,047
Solera Holdings, Inc.	17,500	962,500
		2,294,547
Specialty Retail (4.5%)
Staples, Inc.	43,900	928,046
TJX Cos., Inc.	10,250	549,605
Urban Outfitters, Inc.*	13,337	419,582
		1,897,233
Tobacco (2.0%)
Philip Morris International, Inc.	12,200	847,168
Total Common Stocks		41,324,518
REPURCHASE AGREEMENT (0.9%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $357,000 collateralized by U.S. Treasury Note, maturing 02/15/13; total market value of $366,300	$357,000	357,000
Total Repurchase Agreement		357,000
Total Investments (Cost $30,990,999) (a)—99.1%		41,681,518

Other assets in excess of liabilities—0.9%		399,307
Net Assets—100.0%		$42,080,825

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Assets and Liabilities (Unaudited)

April 30, 2011

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
Assets:
Investments, at value	$53,294,992	$200,024,186	$411,390,854	$44,522,786	$28,547,151
Repurchase agreements, at value	197,000	6,286,000	97,093,000	–	182,000

Total Investments	53,491,992	206,310,186	508,483,854	44,522,786	28,729,151

Cash	666	177	174,436,411	–	588
Foreign currency, at value	165,542	1,020,332	–	155,006	21,495
Receivable for investments sold	195,743	–	19,087,994	–	–
Dividends receivable	208,537	393,924	160,997	293,154	150,356
Receivable for capital shares issued	46,121	358,648	469,048	856	4,142
Receivable from adviser	8,301	10,698	–	7,537	8,752
Unrealized appreciation on spot foreign currency exchange contracts	10	192	–	–	–
Prepaid expenses and other assets	44,602	30,535	84,680	31,765	30,952

Total Assets	54,161,514	208,124,692	702,722,984	45,011,104	28,945,436

Liabilities:
Securities sold short, at value	–	–	177,319,467	–	–
Payable for investments purchased	210,543	791,008	6,699,249	–	–
Payable for capital shares redeemed	62,214	191,910	1,509,940	14,182	27,372
Payable for dividends on securities sold short	–	–	196,884	–	–
Due to custodian	–	–	–	127,378	–
Accrued foreign capital gains tax	–	588,739	–	–	–
Accrued expenses and other payables:
Investment advisory fees	55,436	173,993	591,164	32,165	21,233
Administration fees	1,272	4,754	11,991	1,025	677
Administrative services fees	5,005	1,345	7,548	1	2,061
Transfer agent fees	9,057	9,938	51,989	7,958	7,316
Distribution fees	19,162	50,447	40,022	8,697	6,167
Printing fees	8,865	56,564	44,838	13,152	1,792
Legal fees	3,824	14,424	34,657	2,776	2,747
Fund accounting fees	10,033	15,303	16,208	9,684	11,278
Custodian fees	5,562	16,898	3,496	2,555	1,697
Other	12,984	10,388	10,610	12,944	12,051

Total Liabilities	403,957	1,925,711	186,538,063	232,517	94,391

Net Assets	$53,757,557	$206,198,981	$516,184,921	$44,778,587	$28,851,045

Cost:
Investments	$37,025,359	$142,536,517	$356,508,224	$33,782,630	$21,904,749
Repurchase agreements	197,000	6,286,000	97,093,000	–	182,000
Foreign currency	163,968	1,003,098	–	150,681	21,273
Proceeds:
Securities sold short	$–	$–	$154,273,125	$–	$–
Represented by:
Capital	$60,981,403	$167,911,026	$489,728,965	$54,914,233	$53,010,099
Accumulated net investment income/(loss)	(183,562)	15,215	(3,265,342)	232,821	137,219
Accumulated net realized loss from investments and foreign currency transactions	(23,311,720)	(18,643,446)	(2,114,990)	(21,130,969)	(30,950,146)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	16,271,436	56,916,186	31,836,288	10,762,502	6,653,873

Net Assets	$53,757,557	$206,198,981	$516,184,921	$44,778,587	$28,851,045

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2011

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
Net Assets:
Class A Shares	$32,125,913	$187,471,413	$107,673,754	$29,705,491	$18,540,261
Class C Shares	14,658,607	13,076,336	20,734,646	3,105,719	2,722,072
Class R Shares	997,307	5,651,232	1,856,225	640,146	607,025
Institutional Service Class Shares	4,281,211	–	3,224,884	–	1,224
Institutional Class Shares	1,694,519	–	382,695,412	11,327,231	6,980,463

Total	$53,757,557	$206,198,981	$516,184,921	$44,778,587	$28,851,045

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,488,171	9,003,119	9,195,690	2,394,154	1,656,402
Class C Shares	699,929	651,961	2,473,508	262,114	249,749
Class R Shares	46,682	283,880	162,631	53,294	55,251
Institutional Service Class Shares	197,359	–	272,348	–	108
Institutional Class Shares	78,061	–	32,273,731	911,988	618,294

Total	2,510,202	9,938,960	44,377,908	3,621,550	2,579,804

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$21.59	$20.82	$11.71	$12.41	$11.19
Class C Shares (a)	$20.94	$20.06	$8.38	$11.85	$10.90
Class R Shares	$21.36	$19.91	$11.41	$12.01	$10.99
Institutional Service Class Shares	$21.69	$–	$11.84	$–	$11.33	(b)
Institutional Class Shares	$21.71	$–	$11.86	$12.42	$11.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.91	$22.09	$12.42	$13.17	$11.87
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2011 due to financial statement rounding.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2011

	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value	$84,667,737	$63,477,421	$454,103,243	$265,592,679	$41,324,518
Repurchase agreements, at value	–	–	2,966,000	761,000	357,000

Total investments	84,667,737	63,477,421	457,069,243	266,353,679	41,681,518

Cash	–	30,916	–	470	10,335
Foreign currency, at value	43,671	138,884	2,417,666	45,174	136,677
Receivable for capital shares issued	283,006	897	20,732,815	165,039	12,351
Dividends receivable	223,226	208,580	3,693,093	33,341	30,316
Receivable for investments sold	959,915	–	–	–	334,875
Receivable from adviser	–	18,825	–	23,961	5,407
Prepaid expenses and other assets	49,852	23,150	308,257	44,062	32,637

Total assets	86,227,407	63,898,673	484,221,074	266,665,726	42,244,116

Liabilities:
Payable for capital shares redeemed	360,935	46,151	609,091	746,668	71,501
Payable for investments purchased	–	–	–	976,131	–
Due to custodian	209,855	–	107,880	–	–
Unrealized depreciation on spot foreign currency exchange contracts	2,084	–	–	–	–
Payable for dividends on securities sold short	–	–	–	1,361	–
Accrued foreign capital gains tax	40,123	–	–	–	–
Accrued expenses and other payables:
Investment advisory fees	48,870	63,464	427,674	185,008	30,504
Administration fees	2,003	1,456	10,497	6,192	972
Administrative services fees	2,420	698	111,392	6,674	6,846
Transfer agent fees	19,175	18,483	74,152	59,226	11,935
Distribution fees	25,081	12,175	64,620	71,382	14,406
Printing fees	6,316	28,691	79,063	69,470	3,245
Legal fees	7,382	4,170	32,341	23,257	3,650
Fund accounting fees	4,561	10,251	22,825	9,975	3,772
Custodian fees	3,798	6,297	6,201	3,990	2,400
Other	9,887	4,845	12,542	13,846	14,060

Total liabilities	742,490	196,681	1,558,278	2,173,180	163,291

Net Assets	$85,484,917	$63,701,992	$482,662,796	$264,492,546	$42,080,825

Cost:
Investments	$65,060,441	$44,572,200	$334,094,218	$197,251,857	$30,633,999
Repurchase agreements	–	–	2,966,000	761,000	357,000
Foreign currency	43,251	133,477	2,349,758	43,682	134,635
Represented by:
Capital	$101,197,745	$63,854,329	$536,609,335	$687,901,779	$52,669,446
Accumulated net investment income/(loss)	45,826	176,256	2,539,448	(282,256)	(42,020)
Accumulated net realized loss from investments and foreign currency transactions	(35,338,962)	(19,254,848)	(176,802,009)	(491,469,291)	(21,239,824)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	19,580,308	18,926,255	120,316,022	68,342,314	10,693,223

Net Assets	$85,484,917	$63,701,992	$482,662,796	$264,492,546	$42,080,825

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2011

	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund	Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund
Net Assets:
Class A Shares	$47,131,989	$59,682,001		$180,598,268	$137,538,041		$25,983,866
Class C Shares	14,054,708	263,006		35,362,186	49,723,416		10,799,759
Class R Shares	9,524,216	179,187		10,834,333	5,602,115		1,016,155
Institutional Service Class Shares	2,041,584	1,512		241,013,496	17,677,953		–
Institutional Class Shares	12,732,420	3,576,286		14,854,513	53,951,021		4,281,045

Total	$85,484,917	$63,701,992		$482,662,796	$264,492,546		$42,080,825

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,418,083	2,458,291		12,345,339	8,275,233		2,579,621
Class C Shares	757,190	11,436		2,543,092	3,292,837		1,158,194
Class R Shares	496,620	7,626		770,455	358,529		105,045
Institutional Service Class Shares	103,270	63		16,172,779	1,028,804		–
Institutional Class Shares	642,793	147,206		993,599	3,146,977		409,330

Total	4,417,956	2,624,622		32,825,264	16,102,380		4,252,190

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$19.49	$24.28		$14.63	$16.62		$10.07
Class C Shares (a)	$18.56	$23.00		$13.91	$15.10		$9.32
Class R Shares	$19.18	$23.50		$14.06	$15.63	(b)	$9.67
Institutional Service Class Shares	$19.77	$24.00	(b)	$14.90	$17.18		$–
Institutional Class Shares	$19.81	$24.29		$14.95	$17.14		$10.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$20.68	$25.76		$15.52	$17.63		$10.68
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2011 due to financial statement rounding.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2011

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
INVESTMENT INCOME:
Dividend income	$388,206	$2,022,649	$1,534,127	$787,351	$478,903
Interest income	374	4,323	–	232	–
Foreign tax withholding	–	(192,589)	(9,882)	(48,185)	(33,130)
Other Income	25	97	15,195	80	507

	388,605	1,834,480	1,539,440	739,478	446,280

Expenses:
Investment advisory fees	339,059	1,053,516	3,108,190	183,461	137,420
Administration fees	7,805	28,862	68,782	5,863	4,388
Distribution fees Class A	37,295	228,491	132,269	35,030	23,822
Distribution fees Class B	11,416	8,135	3,305	2,621	2,533
Distribution fees Class C	73,888	56,554	109,876	14,834	13,490
Distribution fees Class R	2,169	12,347	3,954	1,620	717
Administrative services fees Class A	7,923	84,707	20,367	3,924	9,626
Administrative services fees Class R	56	4,141	824	–	133
Administrative service fees Institutional Service Class	10	–	1,750	–	–
Dividend expense for securities sold short	–	–	1,107,170	–	–
Transfer agent fees	52,600	161,007	186,558	42,003	21,713
Registration and filing fees	32,734	51,542	37,818	40,007	38,513
Printing fees	10,711	34,727	50,915	7,950	4,656
Custodian fees	11,576	43,903	5,200	8,169	5,697
Audit fees	14,467	12,389	14,694	14,347	14,572
Fund accounting fees	7,759	14,921	24,827	7,167	6,519
Legal fees	1,822	6,906	15,094	1,302	907
Trustee fees	1,351	5,038	11,926	981	851
Other	10,030	23,831	41,561	10,298	9,212

Total expenses before reimbursed/waived expenses	622,671	1,831,017	4,945,080	379,577	294,769
Expenses reimbursed	(50,505)	(11,945)	–	(52,472)	(62,741)
Recoupment of expenses previously reimbursed	–	–	244,674	–	–
Expenses voluntarily reduced by Investment Adviser	–	–	(384,972)	–	–

Net Expenses	572,166	1,819,072	4,804,782	327,105	232,028

Net Investment Income/(Loss)	(183,561)	15,408	(3,265,342)	412,373	214,252

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions and securities sold short	3,617,121	9,627,093	1,419,542	1,293,517	927,357
Realized gain/(loss) from foreign currency transactions	1,700	(86,257)	304	8,960	6,716

Net realized gain from investments and foreign currency transactions	3,618,821	9,540,836	1,419,846	1,302,477	934,073

Net change in unrealized appreciation/depreciation on investment transactions	(1,180,757)	1,715,308	28,675,513	3,506,762	776,611
Net change in unrealized appreciation/depreciation on securities sold short	–	–	(11,509,359)	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	943	(494,876)	26	14,873	5,476

Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,179,814)	1,220,432	17,166,180	3,521,635	782,087

Net realized/unrealized gain from investments and foreign currency transactions	2,439,007	10,761,268	18,586,026	4,824,112	1,716,160

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,255,446	$10,776,676	$15,320,684	$5,236,485	$1,930,412

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2011

	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$762,184	$658,614	$8,332,810	$3,182,316	$318,513
Interest income	–	257	1,381	95	146
Foreign tax withholding	(43,753)	(21,360)	(592,446)	(7,588)	(5,103)
Other Income	69	479	465	253	80

	718,500	637,990	7,742,210	3,175,076	313,636

Expenses:
Investment advisory fees	308,979	374,761	1,922,568	1,108,468	186,498
Administration fees	12,690	8,624	61,420	37,166	5,957
Distribution fees Class A	60,047	70,518	182,951	161,245	30,090
Distribution fees Class B	7,173	–	17,222	26,026	7,041
Distribution fees Class C	70,985	1,057	175,124	249,114	54,387
Distribution fees Class R	23,110	423	25,636	14,579	2,701
Administrative services fees Class A	15,564	10,772	66,685	35,133	10,647
Administrative services fees Class R	4,989	42	314	2,692	58
Administrative service fees Institutional Service Class	–	–	182,604	7	–
Transfer agent fees	79,693	65,904	282,313	324,210	35,737
Registration and filing fees	34,454	24,420	34,410	40,794	36,221
Printing fees	15,123	15,913	43,791	51,317	8,365
Audit fees	12,680	14,113	13,397	11,588	12,903
Fund accounting fees	5,887	8,211	26,718	14,427	3,083
Custodian fees	4,850	5,755	24,205	4,255	1,109
Legal fees	2,523	2,073	13,910	6,779	1,076
Trustee fees	2,361	1,499	10,814	6,169	1,086
Other	11,566	4,521	41,090	21,501	6,371

Total expenses before reimbursed/waived expenses	672,674	608,606	3,125,172	2,115,470	403,330
Expenses reimbursed	–	(146,874)	–	(233,926)	(47,674)
Recoupment of expenses previously reimbursed	–	–	174,163	–	–

Net Expenses	672,674	461,732	3,299,335	1,881,544	355,656

Net Investment Income/(Loss)	45,826	176,258	4,442,875	1,293,532	(42,020)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions and securities sold short	4,213,955	1,159,101	12,989,726	25,260,859	3,782,192
Realized gain/(loss) from foreign currency transactions	(34,749)	14,089	28,788	(5,927)	2,409

Net realized gain from investments and foreign currency transactions	4,179,206	1,173,190	13,018,514	25,254,932	3,784,601

Net change in unrealized appreciation/depreciation on investment transactions	9,939,922	5,968,466	36,128,418	25,903,309	2,621,450
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(31,663)	47,372	196,523	1,492	2,255

Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,908,259	6,015,838	36,324,941	25,904,801	2,623,705

Net realized/unrealized gain from investments and foreign currency transactions	14,087,465	7,189,028	49,343,455	51,159,733	6,408,306

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,133,291	$7,365,286	$53,786,330	$52,453,265	$6,366,286

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Changes in Net Assets

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(183,561)	$225,835	$15,408	$1,098,863	$(3,265,342)	$(6,229,921)
Net realized gain/(loss) from investments and foreign currency transactions	3,618,821	2,951,726	9,540,836	6,243,369	1,419,846	17,122,318
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,179,814)	5,975,203	1,220,432	34,290,063	17,166,180	12,797,775

Change in net assets resulting from operations	2,255,446	9,152,764	10,776,676	41,632,295	15,320,684	23,690,172

Distributions to Shareholders From:
Net investment income:
Class A	(40,041)	(99,593)	(8,528)	(956,512)	–	–
Class B	(2,711)	–	–	(5,250)	–	–
Class C	(12,833)	–	–	(16,251)	–	–
Class R	(1,322)	(1,450)	–	(21,140)	–	–
Institutional Service Class	(8,306)	(31,794)	–	–	–	–
Institutional Class	(2,571)	(8,616)	–	–	–	–

Change in net assets from shareholder distributions	(67,784)	(141,453)	(8,528)	(999,153)	–	–

Change in net assets from capital transactions	(749,125)	(4,741,657)	(1,250,150)	32,220,636	46,059,879	138,887,863

Change in net assets	1,438,537	4,269,654	9,517,998	72,853,778	61,380,563	162,578,035

Net Assets:
Beginning of period	52,319,020	48,049,366	196,680,983	123,827,205	454,804,358	292,226,323

End of period	$53,757,557	$52,319,020	$206,198,981	$196,680,983	$516,184,921	$454,804,358

Accumulated net investment income/(loss) at end of period	$(183,562)	$67,783	$15,215	$8,335	$(3,265,342)	$–

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,143,727	$9,670,640	$61,247,790	$84,627,857	$25,277,520	$85,755,226
Proceeds from conversion of Class B Shares(b)	3,378,365	–	2,340,238	–	973,756	–
Dividends reinvested	27,127	70,880	7,677	869,423	–	–
Cost of shares redeemed(a)	(6,967,635)	(8,111,878)	(66,226,750)	(46,148,895)	(27,701,979)	(104,346,848)

Total Class A	3,581,584	1,629,642	(2,631,045)	39,348,385	(1,450,703)	(18,591,622)

Class B Shares(b)
Proceeds from shares issued	8,431	108,881	72,159	152,811	100	69,155
Dividends reinvested	1,900	–	–	2,137	–	–
Cost of shares converted to Class A Shares	(3,378,365)	–	(2,340,238)	–	(973,756)	–
Cost of shares redeemed(a)	(109,454)	(611,704)	(269,760)	(341,961)	(126,540)	(1,071,539)

Total Class B	(3,477,488)	(502,823)	(2,537,839)	(187,013)	(1,100,196)	(1,002,384)

Class C Shares
Proceeds from shares issued	1,706,180	5,406,817	4,591,079	2,880,035	1,848,196	6,771,159
Dividends reinvested	8,160	–	–	7,429	–	–
Cost of shares redeemed(a)	(2,078,366)	(8,762,490)	(1,534,136)	(1,987,354)	(5,384,379)	(12,055,952)

Total Class C	(364,026)	(3,355,673)	3,056,943	900,110	(3,536,183)	(5,284,793)

Class R Shares
Proceeds from shares issued	790,351	446,817	1,932,512	1,582,303	928,864	1,378,304
Dividends reinvested	403	374	–	13,023	–	–
Cost of shares redeemed(a)	(405,763)	(119,312)	(1,070,721)	(1,168,877)	(603,050)	(35,171)

Total Class R	384,991	327,879	861,791	426,449	325,814	1,343,133

Institutional Service Class Shares
Proceeds from sale of shares	353,791	553,279	–	–	3,189,398	936,993
Dividends reinvested	7,703	29,883	–	–	–	–
Cost of shares redeemed(a)	(1,425,099)	(1,271,977)	–	–	(1,005,736)	(6,247)

Total Institutional Service Class	(1,063,605)	(688,815)	–	–	2,183,662	930,746

Institutional Class Shares
Proceeds from shares issued	675,525	1,675,940	–	3,742	87,305,491	266,180,822
Dividends reinvested	177	510	–	–	–	–
Cost of shares redeemed(a)	(486,283)	(3,828,317)	–	(8,271,037)	(37,668,006)	(104,688,039)

Total Institutional Class	189,419	(2,151,867)	–	(8,267,295)	49,637,485	161,492,783

Change in net assets from capital transactions:	$(749,125)	$(4,741,657)	$(1,250,150)	$32,220,636	$46,059,879	$138,887,863

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements

Semiannual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	336,219	514,998	3,085,776	4,898,701	2,201,026	7,803,979
Issued in conversion from Class B Shares(b)	164,718	–	122,526	–	84,307	–
Reinvested	1,292	3,995	393	50,313	–	–
Redeemed	(331,408)	(470,409)	(3,392,183)	(2,809,087)	(2,416,707)	(9,411,774)

Total Class A Shares	170,821	48,584	(183,488)	2,139,927	(131,374)	(1,607,795)

Class B Shares(b)
Issued	403	6,183	3,822	9,433	9	6,571
Reinvested	93	–	–	128	–	–
Redeemed in conversion to Class A Shares	(169,242)	–	(130,216)	–	(88,764)	–
Redeemed	(5,295)	(35,806)	(14,442)	(22,013)	(11,598)	(102,185)

Total Class B Shares	(174,041)	(29,623)	(140,836)	(12,452)	(100,353)	(95,614)

Class C Shares
Issued	82,275	278,092	239,338	168,812	223,945	855,494
Reinvested	400	–	–	435	–	–
Redeemed	(101,433)	(537,480)	(81,092)	(125,685)	(654,396)	(1,520,375)

Total Class C Shares	(18,758)	(259,388)	158,246	43,562	(430,451)	(664,881)

Class R Shares
Issued	37,646	25,709	101,096	99,030	82,845	126,977
Reinvested	19	21	–	789	–	–
Redeemed	(19,262)	(6,758)	(56,755)	(75,427)	(53,451)	(3,290)

Total Class R Shares	18,403	18,972	44,341	24,392	29,394	123,687

Institutional Service Class Shares
Issued	16,390	28,207	–	–	274,597	84,673
Reinvested	366	1,681	–	–	–	–
Redeemed	(67,267)	(74,796)	–	–	(86,337)	(585)

Total Institutional Service Class Shares	(50,511)	(44,908)	–	–	188,260	84,088

Institutional Class Shares
Issued	31,303	89,591	–	217	7,497,080	23,940,870
Reinvested	8	29	–	–	–	–
Redeemed	(23,049)	(225,424)	–	(502,606)	(3,241,467)	(9,504,592)

Total Institutional Class Shares	8,262	(135,804)	–	(502,389)	4,255,613	14,436,278

Total change in shares:	(45,824)	(402,167)	(121,737)	1,693,040	3,811,089	12,275,763

(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements

2011 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Natural Resources Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$412,373	$490,991	$214,252	$316,258	$45,826	$(106,529)
Net realized gain/(loss) from investments and foreign currency transactions	1,302,477	1,992,865	934,073	5,849,869	4,179,206	11,719,932
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,521,635	1,895,861	782,087	(1,384,105)	9,908,259	(2,910,229)

Change in net assets resulting from operations	5,236,485	4,379,717	1,930,412	4,782,022	14,133,291	8,703,174

Distributions to Shareholders From:
Net investment income:
Class A	(165,337)	(467,395)	(46,744)	(204,660)	–	–
Class B	(1,219)	(10,138)	–	(3,196)	–	–
Class C	(8,494)	(38,219)	(488)	(11,635)	–	–
Class R	(2,529)	(12,317)	(363)	(1,879)	–	–
Institutional Service Class	–	–	(4)	(63)	–	–
Institutional Class	(56,330)	(6,373)	(29,434)	(126,747)	–	–
Net realized gains:

Change in net assets from shareholder distributions	(233,909)	(534,442)	(77,033)	(348,180)	–	–

Change in net assets from capital transactions	3,482,981	(2,098,109)	(7,842,288)	(14,563,924)	(22,609,574)	(6,448,883)

Change in net assets	8,485,557	1,747,166	(5,988,909)	(10,130,082)	(8,476,283)	2,254,291

Net Assets:
Beginning of period	36,293,030	34,545,864	34,839,954	44,970,036	93,961,200	91,706,909

End of period	$44,778,587	$36,293,030	$28,851,045	$34,839,954	$85,484,917	$93,961,200

Accumulated net investment income/(loss) at end of period	$232,821	$54,357	$137,219	$–	$45,826	$–

Amounts	listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Natural Resources Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$549,951	$838,936	$787,382	$3,912,283	$4,287,532	$20,145,259
Proceeds from conversion of Class B Shares(b)	824,299	–	787,849	–	2,271,956	–
Dividends reinvested	154,895	438,099	43,219	190,819	–	–
Cost of shares redeemed(a)	(2,948,049)	(5,807,260)	(5,185,661)	(13,476,508)	(19,554,731)	(29,415,562)

Total Class A	(1,418,904)	(4,530,225)	(3,567,211)	(9,373,406)	(12,995,243)	(9,270,303)

Class B Shares(b)
Proceeds from shares issued	753	5,736	91	3,158	39,712	86,937
Dividends reinvested	549	4,786	–	2,176	–	–
Cost of shares converted to Class A Shares	(824,299)	–	(787,849)	–	(2,271,956)	–
Cost of shares redeemed(a)	(45,152)	(215,260)	(6,867)	(235,529)	(179,013)	(487,779)

Total Class B	(868,149)	(204,738)	(794,625)	(230,195)	(2,411,257)	(400,842)

Class C Shares
Proceeds from shares issued	218,432	204,952	167,943	223,214	954,652	4,044,078
Dividends reinvested	4,288	19,815	307	7,256	–	–
Cost of shares redeemed(a)	(496,655)	(1,463,627)	(492,322)	(1,153,770)	(3,641,850)	(3,538,787)

Total Class C	(273,935)	(1,238,860)	(324,072)	(923,300)	(2,687,198)	505,291

Class R Shares
Proceeds from shares issued	73,214	143,139	499,843	333,667	2,193,088	6,197,024
Dividends reinvested	120	299	20	286	–	–
Cost of shares redeemed(a)	(352,090)	(108,334)	(193,292)	(284,993)	(2,988,237)	(4,084,127)

Total Class R	(278,756)	35,104	306,571	48,960	(795,149)	2,112,897

Institutional Service Class Shares
Proceeds from sale of shares	–	–	–	1,204	210,885	1,318,858
Dividends reinvested	–	–	4	63	–	–
Cost of shares redeemed(a)	–	–	–	(65,038)	(1,909,603)	(1,712,528)

Total Institutional Service Class	–	–	4	(63,771)	(1,698,718)	(393,670)

Institutional Class Shares
Proceeds from shares issued	6,520,013	3,915,332	13,481	1,297,020	836,327	3,742,119
Dividends reinvested	33,173	20	28,229	121,836	–	–
Cost of shares redeemed(a)	(230,461)	(74,742)	(3,504,665)	(5,441,068)	(2,858,336)	(2,744,375)

Total Institutional Class	6,322,725	3,840,610	(3,462,955)	(4,022,212)	(2,022,009)	997,744

Change in net assets from capital transactions:	$3,482,981	$(2,098,109)	$(7,842,288)	$(14,563,924)	$(22,609,574)	$(6,448,883)

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts	listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Natural Resources Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	47,492	81,209	73,195	401,980	236,786	1,254,750
Issued in conversion from Class B Shares(b)	70,816	–	73,907	–	122,742	–
Reinvested	13,773	43,615	4,150	20,194	–	–
Redeemed	(255,411)	(563,166)	(484,305)	(1,400,307)	(1,102,867)	(1,866,781)

Total Class A Shares	(123,330)	(438,342)	(333,053)	(978,133)	(743,339)	(612,031)

Class B Shares(b)
Issued	70	596	9	352	2,381	5,612
Reinvested	51	504	–	234	–	–
Redeemed in conversion to Class A Shares	(74,513)	–	(75,934)	–	(128,857)	–
Redeemed	(4,290)	(22,606)	(664)	(25,192)	(10,677)	(32,657)

Total Class B Shares	(78,682)	(21,506)	(76,589)	(24,606)	(137,153)	(27,045)

Class C Shares
Issued	19,660	20,716	15,851	23,568	55,515	265,436
Reinvested	398	2,080	30	777	–	–
Redeemed	(45,184)	(148,904)	(47,510)	(125,282)	(212,582)	(234,969)

Total Class C Shares	(25,126)	(126,108)	(31,629)	(100,937)	(157,067)	30,467

Class R Shares
Issued	6,524	14,477	46,230	34,075	123,976	395,090
Reinvested	11	31	2	31	–	–
Redeemed	(31,951)	(10,841)	(18,162)	(30,506)	(167,866)	(261,763)

Total Class R Shares	(25,416)	3,667	28,070	3,600	(43,890)	133,327

Institutional Service Class Shares
Issued	–	–	–	126	11,478	79,540
Reinvested	–	–	–	6	–	–
Redeemed	–	–	–	(6,352)	(102,762)	(103,954)

Total Institutional Service Class Shares	–	–	–	(6,220)	(91,284)	(24,414)

Institutional Class Shares
Issued	572,473	363,618	1,250	130,736	45,565	224,555
Reinvested	2,952	2	2,687	12,809	–	–
Redeemed	(19,884)	(7,292)	(324,967)	(551,322)	(155,854)	(167,326)

Total Institutional Class Shares	555,541	356,328	(321,030)	(407,777)	(110,289)	57,229

Total change in shares:	302,987	(225,961)	(734,231)	(1,514,073)	(1,283,022)	(442,467)

(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts	listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$176,258	$430,482	$4,442,875	$6,813,704	$1,293,532	$(1,445,712)
Net realized gain/(loss) from investments and foreign currency transactions	1,173,190	1,999,970	13,018,514	20,557,987	25,254,932	28,863,495
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,015,838	13,644,260	36,324,941	32,729,574	25,904,801	24,227,630

Change in net assets resulting from operations	7,365,286	16,074,712	53,786,330	60,101,265	52,453,265	51,645,413

Distributions to Shareholders From:
Net investment income:
Class A	(403,700)	–	(878,534)	(2,534,269)	(819,955)	–
Class B	–	–	(6,991)	(73,675)	(21,819)	–
Class C	(166)	–	(111,980)	(498,324)	(215,173)	–
Class R	(1,100)	–	(57,092)	(175,723)	(32,088)	–
Institutional Service Class	(13)	–	(1,431,937)	(3,790,908)	(107,247)	–
Institutional Class	(28,827)	–	(96,339)	(195,173)	(379,506)	–

Change in net assets from shareholder distributions	(433,806)	–	(2,582,873)	(7,268,072)	(1,575,788)	–

Change in net assets from capital transactions	673,866	(6,511,848)	16,305,538	(10,198,553)	(35,837,041)	14,432,740

Change in net assets	7,605,346	9,562,864	67,508,995	42,634,640	15,040,436	66,078,153

Net Assets:
Beginning of period	56,096,646	46,533,782	415,153,801	372,519,161	249,452,110	183,373,957

End of period	$63,701,992	$56,096,646	$482,662,796	$415,153,801	$264,492,546	$249,452,110

Accumulated net investment income/(loss) at end of period	$176,256	$433,804	$2,539,448	$679,446	$(282,256)	$–

Amounts	listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,224,458	$751,995	$39,058,481	$33,953,298	$11,579,019	$18,932,368
Proceeds from conversion of Class B Shares(b)	–	–	5,400,264	–	8,218,782	–
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	33,989,158
Dividends reinvested	382,671	–	724,407	2,119,531	623,874	–
Cost of shares redeemed(a)	(4,180,976)	(7,218,203)	(22,210,485)	(61,313,794)	(30,171,759)	(58,477,196)

Total Class A	(2,573,847)	(6,466,208)	22,972,667	(25,240,965)	(9,750,084)	(5,555,670)

Class B Shares(b)
Proceeds from shares issued	–	–	7,231	80,386	22,453	84,894
Dividends reinvested	–	–	3,847	40,756	16,190	–
Cost of shares converted to Class A Shares	–	–	(5,400,264)	–	(8,218,782)	–
Cost of shares redeemed(a)	–	–	(174,485)	(1,058,392)	(643,471)	(1,550,319)

Total Class B	–	–	(5,563,671)	(937,250)	(8,823,610)	(1,465,425)

Class C Shares
Proceeds from shares issued	85,796	22,159	1,630,744	3,404,135	1,284,400	2,366,998
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	4,972,375
Dividends reinvested	68	–	62,499	273,913	125,247	–
Cost of shares redeemed(a)	(20,377)	(82,344)	(6,369,513)	(10,045,905)	(9,813,720)	(16,897,273)

Total Class C	65,487	(60,185)	(4,676,270)	(6,367,857)	(8,404,073)	(9,557,900)

Class R Shares
Proceeds from shares issued	57,517	58,156	797,002	1,529,047	1,192,784	2,711,586
Dividends reinvested	1,027	–	50,661	160,190	6,062	–
Cost of shares redeemed(a)	(52,342)	(64,201)	(1,425,943)	(3,040,922)	(2,358,508)	(2,848,106)

Total Class R	6,202	(6,045)	(578,280)	(1,351,685)	(1,159,662)	(136,520)

Institutional Service Class Shares
Proceeds from sale of shares	–	–	14,809,975	36,883,958	4,440,332	3,578,021
Dividends reinvested	13	–	1,362,587	3,531,867	6,427	–
Cost of shares redeemed(a)	–	–	(12,639,107)	(18,637,580)	(3,116,710)	(7,866,800)

Total Institutional Service Class	13	–	3,533,455	21,778,245	1,330,049	(4,288,779)

Institutional Class Shares
Proceeds from shares issued	3,155,376	20,590	1,999,210	14,205,737	8,469,580	13,660,752
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	39,256,334
Dividends reinvested	28,827	–	41,561	77,282	298,918	–
Cost of shares redeemed(a)	(8,192)	–	(1,423,134)	(12,362,060)	(17,798,159)	(17,480,052)

Total Institutional Class	3,176,011	20,590	617,637	1,920,959	(9,029,661)	35,437,034

Change in net assets from capital transactions:	$673,866	$(6,511,848)	$16,305,538	$(10,198,553)	$(35,837,041)	$14,432,740

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts	listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	55,092	41,156	2,771,011	2,845,212	746,157	1,515,401
Issued in conversion from Class B Shares(b)	–	–	393,604	–	518,209	–
Issued in connection with fund merger	–	–	–	–	–	2,757,674
Reinvested	17,308	–	54,741	182,093	40,704	–
Redeemed	(186,129)	(407,124)	(1,634,599)	(5,136,183)	(1,964,465)	(4,627,787)

Total Class A Shares	(113,729)	(365,968)	1,584,757	(2,108,878)	(659,395)	(354,712)

Class B Shares(b)
Issued	–	–	570	7,052	1,643	7,266
Reinvested	–	–	306	3,728	1,176	–
Redeemed in conversion to Class A Shares	–	–	(416,602)	–	(572,308)	–
Redeemed	–	–	(13,858)	(94,319)	(46,829)	(136,891)

Total Class B Shares	–	–	(429,584)	(83,539)	(616,318)	(129,625)

Class C Shares
Issued	4,025	1,298	126,708	298,732	90,659	204,620
Issued in connection with fund merger	–	–	–	–	–	442,642
Reinvested	3	–	4,964	24,920	9,005	–
Redeemed	(965)	(4,894)	(492,690)	(886,735)	(702,128)	(1,486,112)

Total Class C Shares	3,063	(3,596)	(361,018)	(563,083)	(602,464)	(838,850)

Class R Shares
Issued	2,646	2,870	60,926	133,344	81,478	229,387
Reinvested	48	–	3,979	14,313	420	–
Redeemed	(2,383)	(3,895)	(109,142)	(265,055)	(161,082)	(240,960)

Total Class R Shares	311	(1,025)	(44,237)	(117,398)	(79,184)	(11,573)

Institutional Service Class Shares
Issued	–	–	1,066,535	3,048,925	279,039	279,446
Reinvested	1	–	101,055	297,435	406	–
Redeemed	–	–	(912,627)	(1,536,426)	(202,221)	(621,826)

Total Institutional Service Class Shares	1	–	254,963	1,809,934	77,224	(342,380)

Institutional Class Shares
Issued	145,142	1,068	140,709	1,125,544	533,556	1,035,426
Issued in connection with fund merger	–	–	–	–	–	3,090,985
Reinvested	1,304	–	3,073	6,534	18,904	–
Redeemed	(380)	–	(102,783)	(998,111)	(1,131,005)	(1,335,699)

Total Institutional Class Shares	146,066	1,068	40,999	133,967	(578,545)	2,790,712

Total change in shares:	35,712	(369,521)	1,045,880	(928,997)	(2,458,682)	1,113,572

(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts	listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(42,020)	$(112,891)
Net realized gain/(loss) from investments and foreign currency transactions	3,784,601	8,235,040
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,623,705	(1,762,316)

Change in net assets resulting from operations	6,366,286	6,359,833

Change in net assets from capital transactions	(5,920,795)	(20,263,095)

Change in net assets	445,491	(13,903,262)

Net Assets:
Beginning of period	41,635,334	55,538,596

End of period	$42,080,825	$41,635,334

Accumulated net investment income/(loss) at end of period	$(42,020)	$–

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,470,525	$3,345,228
Proceeds from conversion of Class B Shares(b)	2,210,126	–
Cost of shares redeemed(a)	(5,200,224)	(15,154,873)

Total Class A	(1,519,573)	(11,809,645)

Class B Shares(b)
Proceeds from shares issued	11,402	35,864
Cost of shares converted to Class A Shares	(2,210,126)	–
Cost of shares redeemed(a)	(266,882)	(973,142)

Total Class B	(2,465,606)	(937,278)

Class C Shares
Proceeds from shares issued	185,276	628,462
Cost of shares redeemed(a)	(2,211,471)	(4,438,479)

Total Class C	(2,026,195)	(3,810,017)

Class R Shares
Proceeds from shares issued	118,858	189,829
Cost of shares redeemed(a)	(251,560)	(125,414)

Total Class R	(132,702)	64,415

Institutional Class Shares
Proceeds from shares issued	1,000,474	3,072,717
Cost of shares redeemed(a)	(777,193)	(6,843,287)

Total Institutional Class	223,281	(3,770,570)

Change in net assets from capital transactions:	$(5,920,795)	$(20,263,095)

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	155,488	408,831
Issued in conversion from Class B Shares(b)	227,613	–
Redeemed	(558,872)	(1,845,923)

Total Class A Shares	(175,771)	(1,437,092)

Class B Shares(b)
Issued	1,339	4,713
Redeemed in conversion to Class A Shares	(247,724)	–
Redeemed	(31,693)	(127,861)

Total Class B Shares	(278,078)	(123,148)

Class C Shares
Issued	21,447	81,798
Redeemed	(256,661)	(591,742)

Total Class C Shares	(235,214)	(509,944)

Class R Shares
Issued	13,681	24,011
Redeemed	(27,305)	(16,036)

Total Class R Shares	(13,624)	7,975

Institutional Class Shares
Issued	104,168	340,759
Redeemed	(79,640)	(785,849)

Total Institutional Class Shares	24,528	(445,090)

Total change in shares:	(678,159)	(2,507,299)

(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

This page intentionally left blank.

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$20.66	$(0.05)	$1.01	$0.96	$(0.03)	$–	$–	$(0.03)	$–	$21.59
Year Ended October 31, 2010	16.40	0.14	4.21	4.35	(0.09)	–	–	(0.09)	–	20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	–	(0.02)	(0.14)	–	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Year Ended October 31, 2007(f)	15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	37.00
Year Ended October 31, 2006	11.25	0.05	5.54	5.59	(0.05)	(0.94)	–	(0.99)	0.01	15.86
Class C Shares
Six Months Ended April 30, 2011*(f)	20.09	(0.13)	1.00	0.87	(0.02)	–	–	(0.02)	–	20.94
Year Ended October 31, 2010	15.97	0.01	4.11	4.12	–	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Year Ended October 31, 2007(f)	15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	36.42
Year Ended October 31, 2006	11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	–	(0.95)	0.01	15.70
Class R Shares
Six Months Ended April 30, 2011*(f)	20.46	(0.08)	1.01	0.93	(0.03)	–	–	(0.03)	–	21.36
Year Ended October 31, 2010	16.26	0.17	4.10	4.27	(0.07)	–	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Year Ended October 31, 2007(f)	15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	36.78
Year Ended October 31, 2006	11.23	0.08	5.44	5.52	(0.03)	(0.94)	–	(0.97)	0.01	15.79
Institutional Service Class Shares
Six Months Ended April 30, 2011*(f)	20.73	(0.03)	1.02	0.99	(0.03)	–	–	(0.03)	–	21.69
Year Ended October 31, 2010	16.44	0.18	4.25	4.43	(0.14)	–	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Year Ended October 31, 2007(f)	15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	37.11
Year Ended October 31, 2006	11.25	0.11	5.51	5.62	(0.06)	(0.94)	–	(1.00)	0.01	15.88
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	20.74	(0.03)	1.03	1.00	(0.03)	–	–	(0.03)	–	21.71
Year Ended October 31, 2010	16.49	0.18	4.21	4.39	(0.14)	–	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97
Year Ended October 31, 2007(f)	15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	37.18
Year Ended October 31, 2006	11.27	0.05	5.58	5.63	(0.06)	(0.94)	–	(1.00)	0.01	15.91

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.69%	$32,126	1.92%	(0.52%)	2.11%	14.87%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%
145.79%	61,791	1.88%	0.06%	1.88%	127.10%
53.19%	14,470	1.99%	0.44%	2.10%	124.36%

4.37%	14,659	2.62%	(1.26%)	2.81%	14.87%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%
143.94%	36,340	2.62%	(0.68%)	2.62%	127.10%
52.11%	5,247	2.73%	(0.25%)	2.85%	124.36%

4.59%	997	2.13%	(0.78%)	2.33%	14.87%
26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%
144.93%	430	2.13%	(0.27%)	2.13%	127.10%
52.68%	7	2.28%	0.68%	2.36%	124.36%

4.85%	4,281	1.62%	(0.31%)	1.80%	14.87%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%
146.46%	21,424	1.62%	0.20%	1.62%	127.10%
53.57%	120	1.72%	1.34%	1.81%	124.36%

4.84%	1,695	1.62%	(0.26%)	1.81%	14.87%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%
146.44%	17,182	1.63%	0.29%	1.63%	127.10%
53.57%	8,994	1.74%	0.31%	1.88%	124.36%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011(f)*	$19.62	$0.01	$1.19	$1.20	$–	$–	$–	$–	$–	$20.82
Year Ended October 31, 2010(f)	14.83	0.14	4.77	4.91	(0.12)	–	–	(0.12)	–	19.62
Year Ended October 31, 2009	9.41	0.10	5.41	5.51	(0.07)	–	(0.02)	(0.09)	–	14.83
Year Ended October 31, 2008	27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.41
Year Ended October 31, 2007	17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	27.95
Year Ended October 31, 2006	14.92	0.10	4.49	4.59	(0.10)	(1.59)	–	(1.69)	–	17.82
Class C Shares
Six Months Ended April 30, 2011(f)*	18.94	(0.05)	1.17	1.12	–	–	–	–	–	20.06
Year Ended October 31, 2010(f)	14.34	0.03	4.61	4.64	(0.04)	–	–	(0.04)	–	18.94
Year Ended October 31, 2009	9.10	0.10	5.14	5.24	–	–	–	–	–	14.34
Year Ended October 31, 2008	27.22	–	(14.29)	(14.29)	–	(3.17)	(0.66)	(3.83)	–	9.10
Year Ended October 31, 2007	17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	27.22
Year Ended October 31, 2006	14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	–	(1.61)	–	17.49
Class R Shares
Six Months Ended April 30, 2011(f)*	18.78	(0.02)	1.15	1.13	–	–	–	–	–	19.91
Year Ended October 31, 2010(f)	14.21	0.09	4.57	4.66	(0.09)	–	–	(0.09)	–	18.78
Year Ended October 31, 2009	9.03	0.11	5.13	5.24	(0.04)	–	(0.02)	(0.06)	–	14.21
Year Ended October 31, 2008	27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.03
Year Ended October 31, 2007	17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	27.03
Year Ended October 31, 2006	14.57	0.05	4.40	4.45	(0.11)	(1.59)	–	(1.70)	–	17.32

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.12%	$187,471	1.76%	0.05%	1.77%	12.67%
33.26%	180,228	1.79%	0.84%	1.95%	15.30%
58.67%	104,513	1.77%	0.89%	2.27%	92.99%
(59.99%)	28,684	1.70%	0.61%	1.77%	104.15%
82.20%	102,204	1.76%	0.31%	1.77%	70.09%
32.89%	34,047	1.65%	0.60%	1.66%	141.70%

5.91%	13,076	2.42%	(0.51%)	2.44%	12.67%
32.37%	9,352	2.42%	0.17%	2.58%	15.30%
57.63%	6,453	2.42%	0.65%	3.13%	92.99%
(60.26%)	7,905	2.38%	(0.01%)	2.46%	104.15%
81.04%	21,994	2.42%	(0.35%)	2.43%	70.09%
31.92%	7,716	2.31%	(0.07%)	2.32%	141.70%

6.07%	5,651	2.09%	(0.21%)	2.11%	12.67%
32.84%	4,497	2.05%	0.57%	2.21%	15.30%
58.08%	3,057	2.17%	0.94%	2.85%	92.99%
(60.03%)	2,031	1.84%	0.79%	2.06%	104.15%
81.85%	1,819	1.98%	0.16%	1.98%	70.09%
32.65%	456	1.84%	(0.01%)	1.94%	141.70%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(g)	$11.35	$(0.09)	$0.45	$0.36	$–	$–	$–	$11.71
Year Ended October 31, 2010(g)	10.66	(0.18)	–	0.69	–	–	–	11.35
Year Ended October 31, 2009	10.47	(0.16)	0.35	0.19	–	–	–	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	(0.01)	(0.02)	10.47
Year Ended October 31, 2007(g)	10.30	0.14	1.62	1.76	(0.17)	–	(0.17)	11.89
Year Ended October 31, 2006	9.83	0.11	0.41	0.52	(0.05)	–	(0.05)	10.30
Class C Shares
Six Months Ended April 30, 2011*(g)	8.16	(0.09)	0.31	0.22	–	–	–	8.38
Year Ended October 31, 2010(g)	7.71	(0.19)	–	0.45	–	–	–	8.16
Year Ended October 31, 2009	7.62	(0.17)	0.26	0.09	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	7.62
Year Ended October 31, 2007(g)	7.59	0.05	1.19	1.24	(0.12)	–	(0.12)	8.71
Year Ended October 31, 2006	7.29	0.03	0.30	0.33	(0.03)	–	(0.03)	7.59
Class R Shares
Six Months Ended April 30, 2011*(g)	11.08	(0.10)	0.43	0.33	–	–	–	11.41
Year Ended October 31, 2010(g)	10.43	(0.22)	–	0.65	–	–	–	11.08
Year Ended October 31, 2009	10.26	(0.18)	0.35	0.17	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	(0.01)	(0.01)	10.26
Year Ended October 31, 2007(g)	10.11	0.09	1.60	1.69	(0.11)	–	(0.11)	11.69
Year Ended October 31, 2006	9.68	0.08	0.40	0.48	(0.05)	–	(0.05)	10.11
Institutional Service Class Shares
Six Months Ended April 30, 2011*(g)	11.47	(0.09)	0.46	0.37	–	–	–	11.84
Year Ended October 31, 2010(h)(g)	10.79	(0.10)	–	0.68	–	–	–	11.47
Institutional Class Shares
Six Months Ended April 30, 2011*(g)	11.48	(0.07)	0.45	0.38	–	–	–	11.86
Year Ended October 31, 2010(g)	10.75	(0.15)	–	0.73	–	–	–	11.48
Year Ended October 31, 2009	10.53	(0.14)	0.36	0.22	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	10.53
Year Ended October 31, 2007(g)	10.34	0.15	1.65	1.80	(0.20)	–	(0.20)	11.94
Year Ended October 31, 2006	9.85	0.11	0.44	0.55	(0.06)	–	(0.06)	10.34

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)

3.08%	$107,674	2.18%	(1.55%)	2.24%	0.46%	24.33%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%	152.09%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%	359.27%
(11.77%)	90,320	2.14%	(0.29%)	2.60%	0.41%	574.27%
17.26%	45,037	2.53%	1.25%	2.69%	0.69%	608.98%
5.27%	48,717	2.59%	1.16%	2.61%	0.56%	739.31%

2.70%	20,735	2.90%	(2.25%)	2.96%	0.46%	24.33%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%	152.09%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.49%)	31,287	2.87%	(0.95%)	3.33%	0.41%	574.27%
16.44%	24,768	3.24%	0.57%	3.39%	0.69%	608.98%
4.48%	36,586	3.33%	0.47%	3.35%	0.56%	739.31%

2.98%	1,856	2.51%	(1.88%)	2.57%	0.47%	24.33%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%	152.09%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%	359.27%
(12.18%)	76	2.46%	(0.93%)	3.30%	0.41%	574.27%
16.78%	1	2.88%	0.85%	3.08%	0.69%	608.98%
4.91%	1	2.96%	0.77%	2.99%	0.56%	739.31%

3.23%	3,225	2.09%	(1.52%)	2.15%	0.49%	24.33%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%	152.09%

3.31%	382,695	1.89%	(1.25%)	1.95%	0.46%	24.33%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%	152.09%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%	359.27%
(11.55%)	14,230	1.86%	0.09%	2.25%	0.41%	574.27%
17.60%	23,894	2.25%	1.40%	2.43%	0.69%	608.98%
5.60%	11,538	2.33%	1.50%	2.35%	0.56%	739.31%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$11.00	$0.11	$1.37	$1.48	$(0.07)	$–	$(0.07)	$–	$12.41
Year Ended October 31, 2010(f)	9.82	0.16	1.19	1.35	(0.17)	–	(0.17)	–	11.00
Period from July 1, 2009 through October 31, 2009(f)	8.54	0.15	1.28	1.43	(0.15)	–	(0.15)	–	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Year Ended October 31, 2007	11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	15.37
Year Ended October 31, 2006	9.25	0.04	2.38	2.42	(0.05)	–	(0.05)	–	11.62
Class C Shares
Six Months Ended April 30, 2011*(f)	10.50	0.07	1.31	1.38	(0.03)	–	(0.03)	–	11.85
Year Ended October 31, 2010(f)	9.39	0.08	1.14	1.22	(0.11)	–	(0.11)	–	10.50
Period from July 1, 2009 through October 31, 2009(f)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Year Ended October 31, 2007	11.22	(0.07)	3.62	3.55	–	–	–	0.01	14.78
Year Ended October 31, 2006	8.97	(0.01)	2.28	2.27	(0.02)	–	(0.02)	–	11.22
Class R Shares
Six Months Ended April 30, 2011*(f)	10.65	0.09	1.32	1.41	(0.05)	–	(0.05)	–	12.01
Year Ended October 31, 2010(f)	9.51	0.14	1.16	1.30	(0.16)	–	(0.16)	–	10.65
Period from July 1, 2009 through October 31, 2009(f)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Year Ended October 31, 2007	11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	14.91
Year Ended October 31, 2006	9.02	0.01	2.31	2.32	(0.04)	–	(0.04)	–	11.30
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	11.01	0.15	1.34	1.49	(0.08)	–	(0.08)	–	12.42
Year Ended October 31, 2010(f)	9.82	0.13	1.26	1.39	(0.20)	–	(0.20)	–	11.01
Year Ended October 31, 2009(f)	8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	9.82
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	8.67
Year Ended October 31, 2007	11.78	0.03	3.84	3.87	(0.05)	–	(0.05)	0.01	15.61
Year Ended October 31, 2006	9.37	0.07	2.40	2.47	(0.06)	–	(0.06)	–	11.78

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.49%	$29,705	1.60%	1.97%	1.85%	13.25%
13.97%	27,691	1.61%	1.56%	1.96%	23.44%
17.13%	29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)	28,598	1.52%	0.36%	1.71%	241.73%
32.61%	61,525	1.58%	0.02%	1.58%	257.25%
26.22%	41,219	1.62%	0.42%	1.68%	298.51%

13.18%	3,106	2.32%	1.21%	2.58%	13.25%
13.17%	3,017	2.32%	0.85%	2.67%	23.44%
16.35%	3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)	5,218	2.25%	(0.40%)	2.38%	241.73%
31.73%	21,935	2.32%	(0.80%)	2.32%	257.25%
25.19%	3,795	2.32%	(0.26%)	2.40%	298.51%

13.28%	640	1.82%	1.61%	2.07%	13.25%
13.82%	838	1.82%	1.46%	2.18%	23.44%
16.88%	714	1.83%	1.68%	2.78%	155.38%
(44.42%)	762	1.77%	0.15%	2.00%	241.73%
32.16%	1,048	1.84%	(0.70%)	1.85%	257.25%
25.78%	2	1.92%	0.11%	1.98%	298.51%

13.63%	11,327	1.32%	2.63%	1.58%	13.25%
14.35%	3,925	1.32%	1.30%	1.69%	23.44%
17.49%	1	1.32%	1.01%	2.19%	155.38%
(44.16%)	1	1.26%	0.62%	1.42%	241.73%
33.01%	2	1.32%	0.26%	1.32%	257.25%
26.49%	2	1.32%	0.72%	1.42%	298.51%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 though June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$10.52	$0.08	$0.62	$0.70	$(0.03)	$–	$–	$(0.03)	$–	$11.19
Year Ended October 31, 2010(f)	9.32	0.07	1.22	1.29	(0.09)	–	–	(0.09)	–	10.52
Year Ended October 31, 2009	8.15	0.08	1.16	1.24	(0.07)	–	–	(0.07)	–	9.32
Year Ended October 31, 2008	16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	–	8.15
Year Ended October 31, 2007	15.68	0.22	1.55	1.77	(0.18)	(0.67)	–	(0.85)	0.01	16.61
Year Ended October 31, 2006	13.41	0.16	2.92	3.08	(0.20)	(0.62)	–	(0.82)	0.01	15.68
Class C Shares
Six Months Ended April 30, 2011*(f)	10.24	0.04	0.62	0.66	–	–	–	–	–	10.90
Year Ended October 31, 2010(f)	9.07	0.02	1.19	1.21	(0.04)	–	–	(0.04)	–	10.24
Year Ended October 31, 2009	7.94	0.04	1.12	1.16	(0.03)	–	–	(0.03)	–	9.07
Year Ended October 31, 2008	16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.94
Year Ended October 31, 2007	15.36	0.14	1.48	1.62	(0.06)	(0.67)	–	(0.73)	0.01	16.26
Year Ended October 31, 2006	13.16	0.06	2.86	2.92	(0.11)	(0.62)	–	(0.73)	0.01	15.36
Class R Shares
Six Months Ended April 30, 2011*(f)	10.31	0.06	0.63	0.69	(0.01)	–	–	(0.01)	–	10.99
Year Ended October 31, 2010(f)	9.14	0.06	1.19	1.25	(0.08)	–	–	(0.08)	–	10.31
Year Ended October 31, 2009	8.00	0.07	1.14	1.21	(0.07)	–	–	(0.07)	–	9.14
Year Ended October 31, 2008	16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	–	8.00
Year Ended October 31, 2007	15.40	0.19	1.50	1.69	(0.10)	(0.67)	–	(0.77)	0.01	16.33
Year Ended October 31, 2006	13.19	0.14	2.86	3.00	(0.18)	(0.62)	–	(0.80)	0.01	15.40
Institutional Service Class Shares
Six Months Ended April 30, 2011*(f)	10.60	0.10	0.67	0.77	(0.04)	–	–	(0.04)	–	11.33
Period from July 19, 2010 through October 31, 2010(f)(g)	9.22	(0.06)	1.49	1.43	(0.05)	–	–	(0.05)	–	10.60
Period from November 1, 2010 through April 22, 2010(f)(g)	9.40	0.04	0.81	0.85	(0.01)	–	–	(0.01)	–	10.24
Year Ended October 31, 2009	8.21	0.38	0.91	1.29	(0.10)	–	–	(0.10)	–	9.40
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	15.77
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	10.61	0.09	0.63	0.72	(0.04)	–	–	(0.04)	–	11.29
Year Ended October 31, 2010(f)	9.39	0.10	1.24	1.34	(0.12)	–	–	(0.12)	–	10.61
Year Ended October 31, 2009	8.21	0.12	1.16	1.28	(0.10)	–	–	(0.10)	–	9.39
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	15.77

*	Unaudited.
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.64%	$18,540	1.54%	1.43%	1.95%	3.18%
13.94%	20,929	1.56%	0.78%	1.84%	55.27%
15.60%	27,653	1.58%	1.08%	2.11%	55.49%
(45.62%)	28,317	1.56%	1.83%	1.68%	121.39%
11.73%	25,266	1.50%	1.34%	1.50%	167.95%
23.87%	21,752	1.52%	1.01%	1.53%	195.16%

6.47%	2,722	2.19%	0.77%	2.57%	3.18%
13.37%	2,880	2.19%	0.17%	2.47%	55.27%
14.81%	3,468	2.19%	0.55%	2.74%	55.49%
(45.99%)	4,918	2.26%	1.10%	2.38%	121.39%
10.96%	4,414	2.18%	0.68%	2.19%	167.95%
23.03%	5,514	2.24%	0.37%	2.24%	195.16%

6.74%	607	1.78%	1.21%	2.17%	3.18%
13.79%	280	1.72%	0.67%	2.01%	55.27%
15.38%	216	1.61%	0.85%	2.13%	55.49%
(45.66%)	97	1.76%	1.39%	1.89%	121.39%
11.39%	101	1.82%	1.40%	1.83%	167.95%
23.59%	79	1.78%	1.00%	1.78%	195.16%

6.92%	1	1.19%	1.80%	1.56%	3.18%
15.50%	1	1.19%	(2.16%)	1.63%	55.27%
9.04%	65	1.19%	0.92%	1.42%	55.27%
16.11%	59	1.17%	2.19%	1.80%	55.49%
(45.45%)	966	1.28%	2.01%	1.37%	121.39%
12.03%	1,727	1.19%	1.58%	1.20%	167.95%
24.19%	1,496	1.27%	1.32%	1.27%	195.16%

6.82%	6,980	1.19%	1.69%	1.60%	3.18%
14.45%	9,964	1.19%	1.07%	1.47%	55.27%
15.99%	12,655	1.19%	1.59%	1.75%	55.49%
(45.45%)	16,305	1.27%	2.04%	1.37%	121.39%
12.03%	26,653	1.20%	1.56%	1.21%	167.95%
24.19%	19,768	1.24%	1.31%	1.25%	195.16%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2010 through July 18, 2010. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011(f)*	$16.60	$0.02	$2.87	$2.89	$–	$–	$–	$–	$19.49
Year Ended October 31, 2010(f)	15.02	(0.01)	1.59	1.58	–	–	–	–	16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Year Ended October 31, 2007	20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	25.35
Year Ended October 31, 2006	17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	20.31
Class C Shares
Six Months Ended April 30, 2011(f)*	15.86	(0.04)	2.74	2.70	–	–	–	–	18.56
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Year Ended October 31, 2007	19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	24.70
Year Ended October 31, 2006	17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	19.98
Class R Shares
Six Months Ended April 30, 2011(f)*	16.36	(0.01)	2.83	2.82	–	–	–	–	19.18
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Year Ended October 31, 2007	20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	25.10
Year Ended October 31, 2006	17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	20.19
Institutional Service Class Shares
Six Months Ended April 30, 2011(f)*	16.81	0.04	2.92	2.96	–	–	–	–	19.77
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Year Ended October 31, 2007	20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	25.53
Year Ended October 31, 2006	17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.39
Institutional Class Shares
Six Months Ended April 30, 2011(f)*	16.85	0.05	2.91	2.96	–	–	–	–	19.81
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83
Year Ended October 31, 2007	20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	25.57
Year Ended October 31, 2006	18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.41

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

17.41%	$47,132	1.42%	0.20%	1.42%	3.72%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%
43.54%	38,497	1.44%	(0.19%)	1.44%	188.25%
22.87%	20,324	1.38%	(0.07%)	1.38%	228.18%

17.02%	14,055	2.12%	(0.50%)	2.12%	3.72%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%
42.55%	14,273	2.16%	(0.90%)	2.16%	188.25%
21.92%	10,302	2.12%	(0.81%)	2.12%	228.18%

17.24%	9,524	1.72%	(0.09%)	1.72%	3.72%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%
43.11%	2,704	1.73%	(0.52%)	1.73%	188.25%
22.59%	249	1.75%	(0.43%)	1.77%	228.18%

17.61%	2,042	1.11%	0.41%	1.11%	3.72%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%
43.92%	1,339	1.19%	0.04%	1.19%	188.25%
23.20%	537	1.12%	0.13%	1.13%	228.18%

17.57%	12,732	1.11%	0.52%	1.11%	3.72%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%
43.99%	20,768	1.16%	0.11%	1.16%	188.25%
23.17%	15,731	1.11%	0.16%	1.13%	228.18%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(g)
Six Months Ended April 30, 2011*	$21.67	$0.06	$2.71	$2.77	$(0.16)	$–	$(0.16)	$24.28
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	13.16
Year Ended October 31, 2007	23.19	0.15	2.68	2.83	–	–	–	26.02
Year Ended October 31, 2006	19.94	(0.08)	3.33	3.25	–	–	–	23.19
Class C Shares
Six Months Ended April 30, 2011*	20.47	–	2.55	2.55	(0.02)	–	(0.02)	23.00
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	–	–	–	12.57
Year Ended October 31, 2007	22.31	(0.06)	2.59	2.53	–	–	–	24.84
Year Ended October 31, 2006	19.32	(0.23)	3.22	2.99	–	–	–	22.31
Class R Shares(h)
Six Months Ended April 30, 2011*	20.98	0.03	2.70	2.73	(0.21)	–	(0.21)	23.50
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	12.76
Year Ended October 31, 2007	22.54	0.05	2.64	2.69	–	–	–	25.23
Year Ended October 31, 2006	19.43	(0.14)	3.25	3.11	–	–	–	22.54
Institutional Service Class Shares
Six Months Ended April 30, 2011*	21.60	0.09	2.52	2.61	(0.21)	–	(0.21)	24.00
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	15.74
Institutional Class Shares
Six Months Ended April 30, 2011*	21.69	0.10	2.64	2.74	(0.14)	–	(0.14)	24.29
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	15.75

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Excludes sales charge.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

12.85%	$59,682	1.55%	0.57%	2.04%	8.09%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%
12.20%	37,316	1.65%	0.58%	2.21%	98.00%
16.30%	42,613	1.65%	(0.35%)	2.16%	82.00%

12.46%	263	2.30%	(0.05%)	2.75%	8.09%
36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%
11.34%	502	2.40%	(0.24%)	2.96%	98.00%
15.48%	742	2.40%	(1.10%)	2.91%	82.00%

12.76%	179	1.80%	0.32%	2.30%	8.09%
37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%
11.93%	841	1.90%	0.23%	2.46%	98.00%
16.01%	1,440	1.90%	(0.60%)	2.41%	82.00%

12.96%	2	1.30%	0.84%	1.74%	8.09%
38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

12.98%	3,576	1.30%	0.88%	1.75%	8.09%
37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Formerly the Common Class Shares of the Global Small Predecessor Fund.
(h)	Formerly the Advisor Class Shares of the Global Small Predecessor Fund.
(i)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$13.02	$0.14	$1.55	$1.69	$(0.08)	$–	$–	$(0.08)	$14.63
Year Ended October 31, 2010(f)	11.37	0.21	1.66	1.87	(0.22)	–	–	(0.22)	13.02
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	–	–	(0.17)	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	9.36
Year Ended October 31, 2007	13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	18.87
Year Ended October 31, 2006	9.69	0.02	3.68	3.70	(0.04)	–	–	(0.04)	13.35
Class C Shares
Six Months Ended April 30, 2011*(f)	12.38	0.08	1.49	1.57	(0.04)	–	–	(0.04)	13.91
Year Ended October 31, 2010(f)	10.84	0.12	1.58	1.70	(0.16)	–	–	(0.16)	12.38
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	8.93
Year Ended October 31, 2007	12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	18.10
Year Ended October 31, 2006	9.40	(0.02)	3.54	3.52	(0.02)	–	–	(0.02)	12.90
Class R Shares
Six Months Ended April 30, 2011*(f)	12.51	0.12	1.50	1.62	(0.07)	–	–	(0.07)	14.06
Year Ended October 31, 2010(f)	10.95	0.18	1.59	1.77	(0.21)	–	–	(0.21)	12.51
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	9.02
Year Ended October 31, 2007	12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	18.24
Year Ended October 31, 2006	9.41	(0.04)	3.61	3.57	(0.03)	–	–	(0.03)	12.95
Institutional Service Class Shares
Six Months Ended April 30, 2011*(f)	13.26	0.15	1.58	1.73	(0.09)	–	–	(0.09)	14.90
Year Ended October 31, 2010(f)	11.58	0.24	1.69	1.93	(0.25)	–	–	(0.25)	13.26
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	9.54
Year Ended October 31, 2007	13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.02	3.77	3.79	(0.05)	–	–	(0.05)	13.55
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	13.30	0.16	1.59	1.75	(0.10)	–	–	(0.10)	14.95
Year Ended October 31, 2010(f)	11.59	0.29	1.65	1.94	(0.23)	–	–	(0.23)	13.30
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	9.53
Year Ended October 31, 2007	13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.03	3.76	3.79	(0.05)	–	–	(0.05)	13.55

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average NetAssets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.05%	$180,598	1.58%	2.10%	1.50%	10.53%
16.73%	140,052	1.57%	1.73%	1.58%	22.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)	179,247	1.48%	0.86%	1.55%	138.64%
46.74%	163,800	1.57%	0.21%	1.57%	135.54%
38.22%	26,565	1.69%	(0.04%)	1.70%	175.91%

12.73%	35,362	2.24%	1.28%	2.16%	10.53%
15.88%	35,944	2.24%	1.06%	2.25%	22.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)	44,374	2.19%	0.11%	2.25%	138.64%
45.59%	61,851	2.26%	(0.46%)	2.26%	135.54%
37.49%	9,566	2.40%	(0.62%)	2.40%	175.91%

13.02%	10,834	1.75%	1.84%	1.66%	10.53%
16.39%	10,195	1.74%	1.55%	1.75%	22.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)	720	1.71%	0.58%	1.78%	138.64%
46.37%	725	1.80%	(0.17%)	1.80%	135.54%
38.01%	2	1.94%	(0.38%)	1.96%	175.91%

13.12%	241,013	1.41%	2.22%	1.33%	10.53%
16.91%	211,007	1.36%	1.98%	1.36%	22.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)	11,548	1.18%	1.09%	1.34%	138.64%
47.13%	7,256	1.24%	0.47%	1.24%	135.54%
38.76%	4,589	1.41%	0.17%	1.42%	175.91%

13.25%	14,855	1.24%	2.40%	1.16%	10.53%
16.97%	12,669	1.24%	2.41%	1.23%	22.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)	7,809	1.17%	1.09%	1.28%	138.64%
47.13%	9,125	1.24%	0.54%	1.24%	135.54%
38.76%	3,742	1.41%	0.22%	1.42%	175.91%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor/ Custodian	Redemp- tion fees
Class A Shares
Six Months Ended April 30, 2011*(f)	$13.65	$0.08	$2.99	$3.07	$(0.10)	$–	$–	$(0.10)	$–	$–
Year Ended October 31, 2010(f)	10.77	(0.07)	2.95	2.88	–	–	–	–	–	–
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	–	(0.01)	(0.01)	–	–
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	–	(4.39)	–	–
Year Ended October 31, 2007	21.30	0.03	2.16	2.19	(0.13)	(0.89)	–	(1.02)	0.02	0.01
Year Ended October 31, 2006	18.28	–	5.18	5.18	(0.01)	(2.16)	–	(2.17)	–	0.01
Class C Shares
Six Months Ended April 30, 2011*(f)	12.42	0.03	2.71	2.74	(0.06)	–	–	(0.06)	–	–
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	–	–
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	–	–
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	–	(4.34)	–	(4.34)	–	–
Year Ended October 31, 2007	20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01
Year Ended October 31, 2006	17.48	(0.06)	4.87	4.81	–	(2.16)	–	(2.16)	–	0.01
Class R Shares
Six Months Ended April 30, 2011*(f)	12.84	0.06	2.81	2.87	(0.08)	–	–	(0.08)	–	–
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	–	–
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	–	–
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	–	(4.38)	–	–
Year Ended October 31, 2007	20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	–	(0.99)	0.02	0.01
Year Ended October 31, 2006	17.63	–	4.97	4.97	(0.02)	(2.16)	–	(2.18)	–	0.01
Institutional Service Class Shares
Six Months Ended April 30, 2011*(f)	14.10	0.09	3.10	3.19	(0.11)	–	–	(0.11)	–	–
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	–	–
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	–	(0.04)	(0.04)	–	–
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	–	(4.42)	–	–
Year Ended October 31, 2007	21.72	0.08	2.19	2.27	(0.16)	(0.89)	–	(1.05)	0.02	0.01
Year Ended October 31, 2006	18.52	0.02	5.35	5.37	(0.02)	(2.16)	–	(2.18)	–	0.01
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	14.07	0.11	3.07	3.18	(0.11)	–	–	(0.11)	–	–
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	–	–
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	–	(0.04)	(0.04)	–	–
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	–
Year Ended October 31, 2007	21.73	0.13	2.17	2.30	(0.18)	(0.89)	–	(1.07)	0.02	0.01
Year Ended October 31, 2006	18.55	0.06	5.30	5.36	(0.03)	(2.16)	–	(2.19)	–	0.01

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

			Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

$16.62	22.53%		$137,538	1.38%	1.07%	1.56%	16.21%
13.65	26.74%		121,975	1.35%	(0.57%)	1.65%	24.37%
10.77	12.02%		100,062	1.35%	(0.09%)	2.02%	146.24%
9.63	(45.56%)		231,150	1.40%	0.34%	1.52%	158.57%
22.50	10.60	%(g)	760,257	1.34%	0.16%	1.34%	214.83%
21.30	30.98%		376,718	1.39%	–	1.39%	219.51%

15.10	22.10%		49,724	2.08%	0.45%	2.26%	16.21%
12.42	25.96%		48,374	2.04%	(1.27%)	2.35%	24.37%
9.86	11.29%		46,698	2.04%	(0.83%)	2.75%	146.24%
8.86	(45.97%)		66,081	2.10%	(0.36%)	2.21%	158.57%
21.16	9.79	%(g)	242,038	2.05%	(0.56%)	2.05%	214.83%
20.14	30.17%		115,138	2.06%	(0.72%)	2.07%	219.51%

15.63	22.32%		5,602	1.67%	0.85%	1.85%	16.21%
12.84	26.38%		5,622	1.55%	(0.78%)	1.85%	24.37%
10.16	12.02%		4,563	1.45%	(0.35%)	2.17%	146.24%
9.07	(45.71%)		4,825	1.59%	0.11%	1.74%	158.57%
21.51	10.28	%(g)	9,193	1.62%	(0.15%)	1.62%	214.83%
20.43	30.87%		1,431	1.68%	(0.30%)	1.68%	219.51%

17.18	22.72%		17,678	1.08%	1.13%	1.26%	16.21%
14.10	27.03%		13,422	1.04%	(0.31%)	1.35%	24.37%
11.10	12.79%		14,358	0.77%	0.35%	1.49%	146.24%
9.89	(45.44%)		14,009	1.11%	0.65%	1.24%	158.57%
22.97	10.77	%(g)	39,345	1.14%	0.38%	1.14%	214.83%
21.72	31.64%		11,945	1.25%	(0.04%)	1.26%	219.51%

17.14	22.69%		53,951	1.08%	1.42%	1.26%	16.21%
14.07	26.99%		52,428	1.04%	(0.20%)	1.29%	24.37%
11.08	12.47%		10,354	1.04%	0.23%	1.76%	146.24%
9.90	(45.43%)		26,454	1.09%	0.71%	1.24%	158.57%
22.99	10.88	%(g)	70,111	1.04%	0.36%	1.05%	214.83%
21.73	31.52%		41,396	1.06%	0.41%	1.07%	219.51%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

2011 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$8.64	$–	$1.43	$1.43	$–	$–	$10.07
Year Ended October 31, 2010(f)	7.60	(0.01)	1.05	1.04	–	–	8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	(1.76)	(1.76)	6.49
Year Ended October 31, 2007	9.57	(0.08)	2.87	2.79	–	–	12.36
Year Ended October 31, 2006	9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	9.57
Class C Shares
Six Months Ended April 30, 2011*(f)	8.02	(0.03)	1.33	1.30	–	–	9.32
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	6.09
Year Ended October 31, 2007	9.19	(0.15)	2.76	2.61	–	–	11.80
Year Ended October 31, 2006	9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	9.19
Class R Shares
Six Months Ended April 30, 2011*(f)	8.31	(0.01)	1.37	1.36	–	–	9.67
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	(1.76)	(1.76)	6.23
Year Ended October 31, 2007	9.29	(0.10)	2.78	2.68	–	–	11.97
Year Ended October 31, 2006	9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	9.29
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	8.96	0.01	1.49	1.50	–	–	10.46
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	6.67
Year Ended October 31, 2007	9.75	(0.04)	2.93	2.89	–	–	12.64
Year Ended October 31, 2006	10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	9.75

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

16.55%		$25,984	1.55%		(0.06%)		1.78%		10.15%
13.68%		23,810	1.56%		(0.06%)		1.73%		29.02%
17.10%		31,871	1.59%		(0.23%)		2.06%		173.05%
(38.63%)		39,294	1.52%		(0.63%)		1.59%		364.06%
29.29%		84,973	1.50%		(0.69%)		1.51%		334.26%
1.77	%(g)	86,364	1.46	%(h)	(0.52	%)(h)	1.48	%(h)	389.34%

16.21%		10,800	2.21%		(0.72%)		2.44%		10.15%
12.96%		11,179	2.21%		(0.71%)		2.37%		29.02%
16.58%		13,512	2.21%		(0.85%)		2.69%		173.05%
(39.18%)		16,889	2.21%		(1.32%)		2.29%		364.06%
28.40%		34,820	2.21%		(1.40%)		2.21%		334.26%
1.18	%(g)	36,040	2.15	%(h)	(1.23	%)(h)	2.18	%(h)	389.34%

16.37%		1,016	1.72%		(0.21%)		1.97%		10.15%
13.52%		986	1.71%		(0.23%)		1.88%		29.02%
17.50%		811	1.34%		0.01%		1.82%		173.05%
(38.83%)		922	1.71%		(0.83%)		1.80%		364.06%
28.85%		1,734	1.81%		(1.02%)		1.81%		334.26%
1.60	%(g)	1,037	1.70	%(h)	(0.79	%)(h)	1.72	%(h)	389.34%

16.74%		4,281	1.21%		0.26%		1.44%		10.15%
14.14%		3,446	1.21%		0.32%		1.37%		29.02%
17.69%		6,518	1.21%		0.19%		1.68%		173.05%
(38.56%)		4,200	1.21%		(0.30%)		1.30%		364.06%
29.64%		4,736	1.21%		(0.39%)		1.22%		334.26%
2.16	%(g)	4,601	1.17	%(h)	(0.29	%)(h)	1.19	%(h)	389.34%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(h)	Excludes reimbursement from the Investment Adviser.

2011 Semiannual Report

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting of the Board of Trustees held on December 8, 2009, the Board of Trustees approved the closing and liquidation of each of the Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund, and Aberdeen Global Utilities Fund. The liquidations occurred on February 26, 2010. As of April 30, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2011, the Trust operated twenty-three (23) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”) (formerly Aberdeen Natural Resources Fund)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Trust’s Board of Trustees is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Management has concluded there was no significant effect on the value of the portfolio due to the change in methodology. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Semiannual Report 2011

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

The Funds’ equity securities that are traded on a foreign exchange or market which closes prior to the Funds’ Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Funds’ Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2011:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
China Opportunities Fund
Investments in Securities
Common Stock	$7,848,830	$45,446,162	$53,294,992
Short-Term Investments	–	197,000	197,000

	7,848,830	45,643,162	53,491,992

Emerging Markets Fund
Investments in Securities
Common Stock	51,927,282	113,070,219	164,997,501
Preferred Stock	26,137,176	8,889,509	35,026,685
Short-Term Investments	–	6,286,000	6,286,000

	78,064,458	128,245,728	206,310,186

Equity Long-Short Fund
Investments in Securities
Common Stock–Long Positions	411,390,854	–	411,390,854
Common Stock–Short Positions	(144,818,658)	–	(144,818,658)
Exchange Traded Funds–Short Positions	(32,500,809)	–	(32,500,809)
Short-Term Investments	–	97,093,000	97,093,000

	234,071,387	97,093,000	331,164,387

2011 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Global Equity Fund
Investments in Securities
Common Stock	$13,428,978	$28,076,312	$41,505,290
Preferred Stock	1,978,143	1,039,353	3,017,496

	15,407,121	29,115,665	44,522,786

Global Financial Services Fund
Investments in Securities
Common Stock	9,820,870	16,775,907	26,596,777
Preferred Stock	1,950,374	–	1,950,374
Short-Term Investments	–	182,000	182,000

	11,771,244	16,957,907	28,729,151

Global Natural Resources Fund
Investments in Securities
Common Stock	39,809,309	44,858,428	84,667,737

	39,809,309	44,858,428	84,667,737

Global Small Cap Fund
Investments in Securities
Common Stock	28,636,085	34,841,336	63,477,421

	28,636,085	34,841,336	63,477,421

International Equity Fund
Investments in Securities
Common Stock	47,296,040	369,452,731	416,748,771
Preferred Stock	21,013,531	16,340,941	37,354,472
Short-Term Investments	–	2,966,000	2,966,000

	68,309,571	388,759,672	457,069,243

Small Cap Fund
Investments in Securities
Common Stock	265,592,679	–	265,592,679
Short-Term Investments	–	761,000	761,000

	265,592,679	761,000	266,353,679

U.S. Equity Fund
Investments in Securities
Common Stock	41,324,518	–	41,324,518
Short-Term Investments	–	357,000	357,000

	41,324,518	357,000	41,681,518

*	For the six months ended April 30, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2011. For detailed descriptions, see the accompanying Statements of Investments.

Semiannual Report 2011

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

For the six months ended April 30, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Foreign Currency Transactions

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies with the Statement of Operations.

(d)	Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. For the six months ended April 30, 2011 the Funds did not hold any Forward contracts.

(e)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short selling of portfolio securities, which obligates a Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except for the Global Small Cap Fund, for which distributions from net income are declared and paid annually. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2011 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(i)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Fund’s assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
China Opportunities Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Emerging Markets Fund	AAMAL and AAMISL
Global Equity Fund	AAMISL
Global Small Cap Fund	AAMAL and AAMISL
International Equity Fund	AAMISL

The Equity Long-Short Fund, Global Financial Services Fund, Global Natural Resources Fund, Small Cap Fund and U.S. Equity Fund are not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%
Equity Long-Short Fund (a)	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Semiannual Report 2011

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Fund	Fee Schedule
Global Financial Services Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

(a)	The Adviser had agreed to waive an amount equal to 0.25% from its management fee. On December 7, 2010, the Board of Trustees approved the termination of this voluntary waiver and management fees were reduced to the amounts indicated above from 1.50% on assets up to $250 million and 1.25% on assets above $250 million.

From such fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the six months ended April 30, 2011, the Adviser paid the following amounts to the subadvisers:

Fund	Subadviser	Amount
China Opportunities Fund	AAMAL	$313,869
Emerging Markets Fund	AAMISL	489,363
	AAMAL	489,363
Global Equity Fund	AAMISL	170,944
Global Small Cap Fund	AAMISL	346,084
International Equity Fund	AAMISL	1,796,694

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses) and for Global Small Cap Fund prior to July 20, 2011, the limit includes administrative service fees, from exceeding the amounts listed below:

	Effective Through	Limit
China Opportunities Fund	2/27/2013	1.62%
Emerging Markets Fund	2/27/2013	1.42%
Equity Long-Short Fund (a)	2/27/2013	1.40%
Global Equity Fund	2/27/2013	1.32%
Global Financial Services Fund	2/27/2013	1.19%
Global Natural Resources Fund	2/27/2013	1.16%
Global Small Cap Fund (b)	2/27/2013	1.30%
International Equity Fund	2/27/2013	1.24%
Small Cap Fund	2/27/2013	1.15%
U.S. Equity Fund	2/27/2013	1.21%

(a)	Prior to February 28, 2011, the Adviser had agreed to waive an amount equal to 0.25% from its management fee. On December 7, 2010, the Board of Trustees approved the termination of this voluntary waiver and reduced the management fee to 1.15% on assets up to $1 billion and 1.00% on assets of more than $1 billion.
(b)	Administrative service fees are not excluded from the expense limitation amount for the Global Small Cap Fund until after July 20, 2011.

2011 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Prior to February 28, 2011, the Equity Long-Short Fund and Small Cap Fund were subject to an Expense Limitation Agreement that limited operating expenses from exceeding the amounts listed below. Effective February 28, 2011, the Expense Limitation Agreement limits changed to the amounts listed above.

	Effective Through	Class A Shares	Class B Shares(b)	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short Fund (a)	2/27/2011	1.70%	2.45%	2.45%	1.95%	1.45%	1.45%
Small Cap Fund	2/27/2011	1.29%	2.04%	2.04%	1.54%	1.04%	1.04%

(a)	Prior to February 28, 2011, the Adviser had agreed to waive an amount equal to 0.25% from its management fee. On December 7, 2010, the Board of Trustees approved the termination of this voluntary waiver and a reduction in the management fee.
(b)	Effective February 25, 2011, all Class B shares were converted to Class A shares.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Small Cap Fund, which is prior to July 20, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for Global Small Cap Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Six Months Ended April 30, 2011 (Expires 4/30/14)	Total ***
China Opportunities Fund	$89,043	$344,363		$124,703	$50,505	$608,614
Emerging Markets Fund	84,264	367,782		227,462	11,945	691,453
Equity Long-Short Fund	–	552,765		–	–	552,765
Global Equity Fund	113,238	289,932		117,768	52,472	573,410
Global Financial Services Fund	66,765	219,149		109,374	62,741	458,029
Global Natural Resources Fund	–	157,788		–	–	157,788
Global Small Cap Fund	N/A	75,801	**	411,769	136,060	623,630
International Equity Fund	–	532,391		33,211	–	565,602
Small Cap Fund	801,093	1,440,795		607,252	233,926	3,083,066
U.S. Equity Fund	75,078	260,071		81,398	47,674	464,221

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Small Cap Predecessor Fund received voluntary fee waivers from its adviser totaling $486,400. This amount is not subject to future repayment by the Fund.
***	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

Semiannual Report 2011

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
China Opportunities Fund	$–
Emerging Markets Fund	5,873
Equity Long-Short Fund	272,064
Global Equity Fund	–
Global Financial Services Fund	–
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	136,352
Small Cap Fund	–
U.S. Equity Fund	–

At April 30, 2011, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
China Opportunities Fund	$–
Emerging Markets Fund	–
Equity Long-Short Fund	110,487
Global Equity Fund	–
Global Financial Services Fund	–
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	98,332
Small Cap Fund	–
U.S. Equity Fund	–

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

(d)	Transfer Agent

During the semi-annual period ending April 30, 2011, Citi Fund Services Ohio, Inc. (“Citi”) provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. For these services, the Trust paid Citi a per account fee.

2011 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares (a)(b)	Class C Shares (a)	Class R Shares
China Opportunities Fund	0.25%	1.00%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	1.00%	0.50%
Global Financial Services Fund	0.25%	1.00%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	1.00%	0.50%
Global Small Cap Fund	0.25%	N/A	1.00%	0.50%
International Equity Fund	0.25%	1.00%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	1.00%	0.50%

(a)	0.25% of which is service fees
(b)	Effective February 25, 2011, all Class B shares were converted to Class A shares.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%) and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2011, AFD retained commissions of $78,677 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2011 were as follows:

Fund	Amount
China Opportunities Fund	$7,989
Emerging Markets Fund	88,848
Equity Long-Short Fund	22,941
Global Equity Fund	3,924
Global Financial Services Fund	9,759
Global Natural Resources Fund	20,553
Global Small Cap Fund	10,814
International Equity Fund	249,603
Small Cap Fund	37,832
U.S. Equity Fund	10,705

Semiannual Report 2011

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Institutional Service Class Shares	Institutional Class Shares
China Opportunities Fund	$9,373	$553	$4,556	$269		$1,451	$510
Emerging Markets Fund	70,555	224	4,428	1,901		–	–
Equity Long-Short Fund	12,530	51	2,438	210		27,411	289
Global Equity Fund	98	–	2	–	*	–	7
Global Financial Services Fund	313	17	42	5		–	131
Global Natural Resources Fund	2,501	54	733	481		137	649
Global Small Cap Fund	2,493	–	11	8		–	145
International Equity Fund	3,816	66	850	262		324	5,686
Small Cap Fund	4,790	125	7,866	199		550	2,203
U.S. Equity Fund	352	24	128	13		–	46

*	Amount is less than $0.50.

For the year ended October 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Institutional Service Class Shares	Institutional Class Shares
China Opportunities Fund	$3,185	$2	$3,060	$2		$494	$329
Emerging Markets Fund	37,639	4	154	182		–	–
Equity Long-Short Fund	123,914	–	4,337	–	*	–	126,106
Global Equity Fund	683	2	96	–		–	–
Global Financial Services Fund	2,688	–	104	1		4	60
Global Natural Resources Fund	25,878	7	1,630	699		1,714	3,456
Global Small Cap Fund	336	–	–	–	*	–	–
International Equity Fund	14,942	190	628	458		6,273	10,370
Small Cap Fund	10,010	2	3,698	231		1,339	570
U.S. Equity Fund	692	5	3	6		–	539

*	Amount is less than $0.50.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2011, were as follows:

Fund	Purchases	Sales
China Opportunities Fund	$7,860,052	$8,157,592
Emerging Markets Fund	24,912,970	26,277,654
Equity Long-Short Fund	135,003,229	87,465,157
Global Equity Fund	10,283,173	5,313,631

2011 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Fund	Purchases	Sales
Global Financial Services Fund	$959,894	$9,014,994
Global Natural Resources Fund	3,290,406	26,161,257
Global Small Cap Fund	6,062,035	4,806,187
International Equity Fund	44,506,289	49,966,156
Small Cap Fund	42,018,283	79,328,581
U.S. Equity Fund	4,177,581	10,386,592

6. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Opportunities Fund	$37,490,017	$16,699,309	$(697,334)	$16,001,975
Emerging Markets Fund	149,751,232	57,287,486	(728,532)	56,558,954
Equity Long-Short Fund	456,406,530	61,086,571	(9,009,247)	52,077,324
Global Equity Fund	33,813,520	10,773,637	(64,371)	10,709,266
Global Financial Services Fund	22,619,203	6,190,596	(80,648)	6,109,948
Global Natural Resources Fund	65,519,223	19,148,514	–	19,148,514
Global Small Cap Fund	44,572,200	19,161,135	(255,914)	18,905,221
International Equity Fund	340,020,556	119,832,657	(2,783,970)	117,048,687
Small Cap Fund	198,801,325	70,839,937	(3,287,583)	67,552,354
U.S. Equity Fund	31,506,473	10,546,420	(371,375)	10,175,045

Semiannual Report 2011

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China Opportunities Fund	$141,453	$–	$141,453	$–	$–	$141,453
Emerging Markets Fund	999,153	–	999,153	–	–	999,153
Equity Long-Short Fund	–	–	–	–	–	–
Global Equity Fund	534,442	–	534,442	–	–	534,442
Global Financial Services Fund	348,180	–	348,180	–	–	348,180
Global Natural Resources Fund	–	–	–	–	–	–
Global Small Cap Fund	–	–	–	–	–	–
International Equity Fund	7,268,072	–	7,268,072	–	–	7,268,072
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	–	–	–	–	–	–

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
China Opportunities Fund	$67,783	$–	$67,783	$–	$(26,607,077)	$17,127,786	$(9,411,508)
Emerging Markets Fund	8,528	–	8,528	–	(27,273,954)	54,785,233	27,519,807
Equity Long-Short Fund	–	–	–	–	(26,688)	11,161,960	11,135,272
Global Equity Fund	54,357	–	54,357	–	(22,407,482)	7,214,903	(15,138,222)
Global Financial Services Fund	–	–	–	–	(31,275,730)	5,263,297	(26,012,433)
Global Natural Resources Fund	–	–	–	–	(39,059,386)	9,213,267	(29,846,119)
Global Small Cap Fund	–	–	–	–	–	–	–
International Equity Fund	–	–	–	–	(177,243,803)	120,316,022	(56,927,781)
Small Cap Fund	–	–	–	–	–	–	–
U.S. Equity Fund	–	–	–	–	(24,131,759)	7,176,852	(16,954,907)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities Fund	$5,602,322	2016
China Opportunities Fund	21,004,756	2017
Emerging Markets Fund	27,273,954	2017
Equity Long-Short Fund	26,688	2017
Global Equity Fund	12,130,360	2016
Global Equity Fund	10,277,121	2017
Global Financial Services Fund	9,951,545	2016
Global Financial Services Fund	21,324,187	2017
Global Natural Resources Fund	39,059,388	2017
U.S. Equity Fund	6,643,933	2016
U.S. Equity Fund	17,487,827	2017

Amounts listed as “–” are $0 or round to $0

***	Amount(s) subject to IRC 382 Limitation.

2011 Semiannual Report

Notes to Financial Statements (concluded)

April 30, 2011 (Unaudited)

9. Significant Shareholders

As of April 30, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
China Opportunities Fund	25.5%	3
Emerging Markets Fund	16.7	3
Equity Long-Short Fund	61.5	4
Global Equity Fund	37.2	3
Global Financial Services Fund	54.4	3
Global Natural Resources Fund	48.8	4
Global Small Cap Fund	29.4	2
International Equity Fund	38.0	3
Small Cap Fund	28.7	4
U.S. Equity Fund	46.3	4

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2011.

Effective June 6, 2011, Boston Financial Data Services, Inc. replaced Citi as Transfer Agent to the Funds.

Semiannual Report 2011

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010 and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2010	Actual Ending Account Value, April 30, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,046.90	$1,015.27	$9.74	$9.59	1.92%
	Class C	1,000.00	1,043.70	1,011.80	13.28	13.07	2.62%
	Class R	1,000.00	1,045.90	1,014.23	10.80	10.64	2.13%
	Institutional Service Class	1,000.00	1,048.50	1,016.76	8.23	8.10	1.62%
	Institutional Class	1,000.00	1,048.40	1,016.76	8.23	8.10	1.62%
Aberdeen Emerging Markets Fund	Class A	1,000.00	1,061.20	1,016.07	8.99	8.80	1.76%
	Class C	1,000.00	1,059.10	1,012.79	12.36	12.08	2.42%
	Class R	1,000.00	1,060.70	1,014.43	10.68	10.44	2.09%
Aberdeen Equity Long-Short Fund	Class A	1,000.00	1,030.80	1,013.98	10.98	10.89	2.18%
	Class C	1,000.00	1,027.00	1,010.41	14.57	14.46	2.90%
	Class R	1,000.00	1,029.80	1,012.35	12.63	12.52	2.51%
	Institutional Service Class	1,000.00	1,032.30	1,014.43	10.53	10.44	2.09%
	Institutional Class	1,000.00	1,033.10	1,015.42	9.53	9.44	1.89%
Aberdeen Global Equity Fund	Class A	1,000.00	1,134.90	1,016.86	8.47	8.00	1.60%
	Class C	1,000.00	1,131.80	1,013.29	12.26	11.58	2.32%
	Class R	1,000.00	1,132.80	1,015.77	9.62	9.10	1.82%
	Institutional Class	1,000.00	1,136.30	1,018.25	6.99	6.61	1.32%

2011 Semiannual Report

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2010	Actual Ending Account Value, April 30, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$1,066.40	$1,017.16	$7.89	$7.70	1.54%
	Class C	1,000.00	1,064.70	1,013.93	11.21	10.94	2.19%
	Class R	1,000.00	1,067.40	1,015.97	9.12	8.90	1.78%
	Institutional Service Class	1,000.00	1,069.20	1,018.89	6.11	5.96	1.19%
	Institutional Class	1,000.00	1,068.20	1,018.89	6.10	5.96	1.19%
Aberdeen Global Natural Resources Fund	Class A	1,000.00	1,174.10	1,017.75	7.65	7.10	1.42%
	Class C	1,000.00	1,170.20	1,014.28	11.41	10.59	2.12%
	Class R	1,000.00	1,172.40	1,016.27	9.26	8.60	1.72%
	Institutional Service Class	1,000.00	1,176.10	1,019.29	5.99	5.56	1.11%
	Institutional Class	1,000.00	1,175.70	1,019.29	5.99	5.56	1.11%
Aberdeen Global Small Cap Fund	Class A	1,000.00	1,128.50	1,017.11	8.18	7.75	1.55%
	Class C	1,000.00	1,124.60	1,013.39	12.12	11.48	2.30%
	Class R	1,000.00	1,127.60	1,015.87	9.50	9.00	1.80%
	Institutional Service Class	1,000.00	1,129.60	1,018.35	6.86	6.51	1.30%
	Institutional Class	1,000.00	1,129.80	1,018.35	6.86	6.51	1.30%
Aberdeen International Equity Fund	Class A	1,000.00	1,130.50	1,016.96	8.35	7.90	1.58%
	Class C	1,000.00	1,127.30	1,013.69	11.81	11.18	2.24%
	Class R	1,000.00	1,130.20	1,016.12	9.24	8.75	1.75%
	Institutional Service Class	1,000.00	1,131.20	1,017.80	7.45	7.05	1.41%
	Institutional Class	1,000.00	1,132.50	1,018.65	6.56	6.21	1.24%
Aberdeen Small Cap Fund	Class A	1,000.00	1,225.30	1,017.95	7.61	6.90	1.38%
	Class C	1,000.00	1,221.00	1,014.48	11.45	10.39	2.08%
	Class R	1,000.00	1,223.20	1,016.51	9.21	8.35	1.67%
	Institutional Service Class	1,000.00	1,227.20	1,019.44	5.96	5.41	1.08%
	Institutional Class	1,000.00	1,226.90	1,019.44	5.96	5.41	1.08%
Aberdeen U.S. Equity Fund	Class A	1,000.00	1,165.50	1,017.11	8.32	7.75	1.55%
	Class C	1,000.00	1,162.10	1,013.84	11.85	11.04	2.21%
	Class R	1,000.00	1,163.70	1,016.27	9.23	8.60	1.72%
	Institutional Class	1,000.00	1,167.40	1,018.79	6.50	6.06	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

Semiannual Report 2011

Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

2010 Semiannual Report

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

AOE-0200-0611

SEMIANNUAL REPORT

ABERDEEN FUNDS FIXED INCOME SERIES

APRIL 30, 2011

Aberdeen Core Fixed Income Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 3
Aberdeen Core Fixed Income Fund	Page 4
Aberdeen Global Fixed Income Fund	Page 12
Aberdeen Tax-Free Income Fund	Page 25
Aberdeen Ultra-Short Duration Bond Fund	Page 32

Financial Statements	Page 39

Notes to Financial Statements	Page 56

Shareholder Expense Examples	Page 68
Supplemental Information	Page 69

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Semiannual Report covering the activities for the six-month period ended April 30, 2011.

The reporting period was marked by more volatility in the global financial markets prompted mainly by concerns about the ongoing credit crisis in the Eurozone and, later in the period, the tragic natural and nuclear disasters in Japan. Additionally, rising commodity prices and growing civil discord in the Middle East and North Africa led to fears of higher inflation and oil supply constraints, which could hamper the global economic recovery. Despite these pressures, the major global equity market indices finished the period well into positive territory, bolstered by upbeat corporate earnings news and optimism that economic growth can be sustained.

Aberdeen Funds Rank High Again on Barron’s Best List

For the second year in a row, Aberdeen Funds ranked high in Barron’s Best Mutual Fund Families Rankings. Aberdeen was listed as #6 out of 57 fund families surveyed. Barron’s also recognized Aberdeen as #3 within the Best Taxable Bond Funds category and as #10 and #11 in the World Equity and U.S. Equity funds categories, respectively.

International Equity Fund wins Lipper Award

The Aberdeen International Equity Fund (Institutional Service Class) was honored at the 2011 Lipper Fund Awards as the best international large-cap equity fund out of 150 funds for the 10-year period ended Dec. 31, 2010.

Tax-Free Income Fund Now Managed by U.S. Fixed Income Team

The Aberdeen U.S. Fixed Income team took over direct management of the Aberdeen Tax-Free Income Fund on February 28, 2011. The Fund is now managed on the same team-based, fundamental research-driven investment process that is followed by all Aberdeen Fixed Interest Funds around the world.

New Aberdeen Fund

In response to interest from investors, the Aberdeen Emerging Markets Debt Local Currency Fund was opened to new investors in May 2011. The Fund is managed by Aberdeen’s Emerging Market Debt Team, led by Brett Diment. It seeks to provide long-term total return by investing at least 80% of the portfolio’s net assets in debt securities denominated in the local currencies of or economically linked to emerging market countries. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be contemplated on the back of sound financial advice. Please see the prospectus for further details.

Looking Ahead

Resilient world demand and trade, and the resulting impact on corporate profitability finally appears to be improving business confidence, leading to some modest job creation. Growth continues to buoy commodity prices, lifting headline rates of inflation. Core inflation rates remain subdued, although off their lowest levels. While we remain wary of structural economic and burgeoning political issues, we believe that the corporate sector generally remains in a very strong financial position, with robust balance sheets and record profit margins in some regions.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2011 Semiannual Report

1

Letter to Shareholders (concluded)

In the Barron’s 2010 survey, Aberdeen Asset Management ranked #6 among 57 mutual fund families and #30 among 53 fund families for the one- and five-year periods ending December 21, 2010. Aberdeen ranked #3 among 57 fund families and #40 among 53 fund families in the taxable-bond fund category for the one- and five-year periods ending December 21, 2010. Aberdeen was not included in the 10-year period survey. The Aberdeen fund family was established in June 2008; therefore, the five-year rankings include predecessor fund performance. This historical fund performance may have been achieved using different investment strategies and management styles than are currently being used for the funds.

The survey, issued by Barron’s and Lipper, ranks investment managers in five separate categories, which are: domestic equity, world equity, mixed equity, taxable bonds and tax-exempt funds. Each fund’s returns, which are adjusted for 12b1-fees and do not include sales charges, is measured and ranked against its respective Lipper peer group, and then asset-weighted to determine overall rankings.

The Aberdeen International Equity Fund Lipper Award was based on the highest Lipper Leader Rating for Consistent Return within each eligible classification determines the winner. Consistent Return is a quantitative metric that incorporates two characteristics; risk-adjusted return and the strength of the fund's performance trend.

Although Lipper makes reasonable efforts to ensure accuracy and reliability of the data, it is not guaranteed by Lipper Award based on Institutional Service Class shares of the Fund; other share classes may have different performance characteristics. Aberdeen International Equity Fund performance may now be higher or lower than the performance that was calculated to win the award.

Semiannual Report 2011

2

Market Review

Despite experiencing several periods of volatility, the major global equity market indices posted robust gains for the six-month period ended April 30, 2011. Generally strong corporate earnings reports and improving economic data offset concerns about the credit problems in the peripheral European markets, political unrest in the Middle East and North Africa (MENA) region, as well as rising commodity prices. In a reversal of a recent trend, the developed markets significantly outperformed their emerging-market counterparts as the latter asset class was hindered somewhat by growing fears of inflation, particularly in Latin America. Towards the end of the period, Japan’s tragic natural disaster triggered a sell-off in the equity markets. Nonetheless, a rebound quickly followed on signs that the global economic recovery was still largely intact, although clearly there will be some inevitable disruption to the global supply chain.

Investor confidence in the U.S. was boosted by generally positive earnings results, the Federal Reserve’s additional quantitative easing, and the extension of the federal income tax cuts enacted during the Bush administration. In April Standard and Poor’s rating agency put the U.S. government’s top-grade AAA credit rating on negative watch for the first time. A negative watch is often a precursor to a credit rating downgrade if significant improvements are not made to address concerns – in this case, mounting levels of government debt. An actual downgrade would result in higher interest rates for the government, consumers and businesses, an undesirable outcome that could cripple economic growth. A significant bipartisan effort in Washington D.C. is needed to address the long-term outlook for fiscal deficits, and it has already become an overriding political priority.

The European stock markets withstood some instability due to continuing concerns over the sovereign debt problems in the peripheral European countries. The European Central Bank (ECB) raised its benchmark interest rate by 0.25% in March, but stressed that this is not necessarily the start of a prolonged period of tightening. ECB policymakers face a dilemma dealing with strong economies at Europe’s core while recognizing the weakness of activity and associated debt problems in the peripheral markets. It is likely that monetary policy shifts will either take longer to enact, or that the extent of tightening will be subdued compared with what would normally be warranted. The ECB has always put inflation-fighting credibility at the core of its policy deliberations, so further rate increases may ensue. But while debt issues remain, the provision of liquidity should also prevail.

Emerging markets countries saw rising price pressures during the semiannual period, leading many central banks to continue raising interest rates and/or lenders’ reserve requirements. Nonetheless, emerging markets equities rallied toward the end of the period, bolstered by optimism that economic growth will sustain corporate earnings despite the rising interest-rate environment. Inflation accelerated despite tighter monetary conditions. In some markets, currencies were allowed to appreciate to stave off imported inflation. China’s economy expanded significantly in the first quarter, prompting the central bank to increase lenders’ reserve requirements to a record high. In Latin America, Chile raised rates by 1.0% in three increments during the reporting period. Fitch raised Brazil’s credit rating on the back of its positive growth prospects and the government’s budget cuts.

Bond yields in most major global fixed income markets rose as investors increasingly focused on the implications of stronger economic growth and higher inflation. Concerns over sovereign risk in peripheral European countries continued; consequently, the euro bond market was one of the worst global performers. In the U.S., the financials sector was hit by further problems around the ability of banks to foreclose on mortgage borrowers. However, relatively strong corporate earnings for the two most recent quarterly reporting cycles indicate strong fundamentals and, overall, the sector outperformed. The securitized sector recorded a strong performance, with commercial mortgage-backed securities and non-agency residential mortgage-backed securities performing particularly well. In the currency markets, the U.S. dollar underperformed relative to most major currencies, with the exception of the Japanese yen.

Global demand is now showing some signs of a slump, with a number of leading economic indicators turning. After some stronger employment data earlier in the year, the most recent figures have tended to disappoint. Business confidence remains fragile, and the pace of job creation is still uncertain. Additionally, fiscal policy is tightening, which poses questions about the medium-term sustainability of growth. Higher oil prices are causing both inflation and growth concerns in terms of the potential to slow consumer spending, most notably in the U.S. Therefore, we feel that global liquidity will remain abundant.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2011 Semiannual Report

3

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at NAV) returned 0.80% for the semiannual period ended April 30, 2011, versus the 0.02% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General U.S. Government Funds (consisting of 141 funds) was -1.17% for the period.

Despite serious macroeconomic and geopolitical events that caused volatility during the first quarter of 2011, all of the non-Treasury sectors of the U.S. bond market outperformed their Treasury counterparts for the reporting period. The staggering natural and nuclear disasters in Japan, the ongoing credit crises in the Eurozone peripheral markets, and turmoil in the Middle East and North Africa–which caused oil prices to spike–all weighed on risk assets. Higher oil prices are causing both inflation and growth concerns in terms of the potential to slow consumer spending. In addition, investors worried about the potential impact on global growth from policy tightening seen in developing markets (particularly China) to address inflation concerns. However, strong fundamentals, continued evidence of a self-sustaining recovery, robust liquidity conditions and healthy risk appetites prevailed. The Treasury yield curve steepened over the semiannual period, as the two-year note rose 27 basis points (bps) to 0.61%, while the 10-year yield was up 69 bps to 3.32%. Commercial mortgage-backed securities (CMBS), corporate bonds and non-agency residential mortgage-backed securities (RMBS) were the strongest performers relative to Treasuries for the period.

Fund performance for the period was bolstered by its exposure to non-agency residential mortgage-backed securities (RMBS) – which are not represented in the benchmark Barclays Capital U.S. Aggregate Bond Index – attributable primarily to their relatively higher yields. Additionally, our overweight allocations to commercial mortgage-backed securities (CMBS) and corporate bonds had a positive impact as these sectors significantly outperformed the overall market for the reporting period. An underweight in the relatively weak-performing U.S. Treasury sector also was a positive contributor.

Security selection in CMBS and U.S. agency RMBS slightly hindered Fund performance. Within the CMBS sector, the lower-rated bonds in the benchmark index outperformed our relatively higher-quality holdings. Although measures of the credit market such as delinquency and special servicing exposure (dealing with troubled loans) continue to inch higher, we believe most segments of commercial real estate have bottomed, and some, in our view, are in recovery, tightening yield spreads and appear to be giving investors the confidence to reach further down in quality. The lagging relative returns of our agency mortgage-backed securities (MBS) resulted mainly from our exposure to longer-dated planned amortization class (PAC) collateralized mortgage obligations (CMOs) that are “locked out” from receiving principal – that is, the underlying mortgages are still in a penalty period for prepayment. Consequently, the Fund has less prepayment risk than the overall market.

During the reporting period, we reduced the Fund’s overall weighting in corporate bonds, mainly in utilities, as some of our holdings reached our valuation targets following the rally in that sector. We increased the exposure to the financials subsector of the corporate market, primarily in insurance and Yankee banks (foreign-domiciled banks with significant operations in the U.S.). We also added to our position in the taxable municipal bond sector, which we believe has benefited from robust demand for the relatively small supply of Build America Bond issues since the expiration of the U.S. government-subsidized economic stimulus program at the end of 2010. Although budgetary pressures and headline risk remain for select locales and credits, we feel that municipal issuers generally maintain the ability to address them.

At the end of the semiannual period, the Fund’s largest absolute positions were in MBS, corporate bonds, U.S. Treasuries and CMBS. The most notable overweights relative to the benchmark Barclays Capital U.S. Aggregate Bond Index included corporates, CMBS, asset-backed securities and taxable municipals. Conversely, the Fund had a substantial underweight in U.S. Treasury securities.

We believe that the current market environment continues to offer above-average excess return potential. We remain confident that our fundamental relative value and security selection-driven investment process is the most effective way to generate returns on a risk-adjusted basis going forward.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

4

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†		1 Yr.	5 Yr.	10 Yr.	Inception
Class A2	w/o SC	0.80%		6.39%	5.85%	5.25%
	w/SC5	(3.53%	)	1.84%	4.94%	4.80%
Class C3	w/o SC	0.51%		5.71%	5.08%	–	3.90%	[8]
	w/SC6	(0.42%	)	4.75%	5.08%	–	3.90%	[8]
Institutional Service Class[7,9]	w/o SC	1.09%		6.84%	6.13%	5.50%
Institutional Class[4,7]	w/o SC	1.01%		6.73%	6.10%	5.49%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Pacific Capital High Grade Core Fixed Income Fund (the “Core Income Predecessor Fund”) was reorganized into the Aberdeen Core Fixed Income Fund (the “Fund”) on July 12, 2010. Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Core Income Predecessor Fund. The Fund and the Core Income Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of the Class A and Class B shares of the Core Income Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class A shares of the Core Income Predecessor Fund.
3	Class C shares of the Fund acquired the assets of the Class C shares of the Core Income Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class C shares of the Core Income Predecessor Fund.
4	Institutional Class shares of the Fund acquired the assets of the Class Y shares of the Core Income Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class Y shares of the Core Income Predecessor Fund.
5	A 4.25% front-end sales charge was deducted.
6	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
7	Not subject to any sales charges.
8	Class C of the Core Income Predeccessor Fund commenced on April 29, 2004.
9	Returns of the first offering of the Institutional Service Class shares (July 12, 2010) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares have not been adjusted to reflect the expenses of Institutional Service Class shares.

2011 Semiannual Report

5

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays Capital U.S. Aggregate Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
U.S. Agencies Mortgage Backed	29.1%
Corporate Bonds	21.8%
U.S. Treasury Obligations	17.5%
Residential Mortgage-Backed Securities	8.8%
Commercial Mortgage-Backed Securities	8.6%
Municipal Bonds	4.9%
Foreign Non-Government Bonds	4.6%
Asset-Backed Securities	3.3%
Repurchase Agreement	0.6%
Other Domestic Government Bonds	0.4%
U.S. Government Agencies	0.1%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries
Commercial Banks	6.0%
Diversified Telecommunication Services	3.2%
Oil, Gas & Consumable Fuels	2.6%
Electric Utilities	2.3%
Insurance	1.9%
Diversified Financial Services	1.8%
Energy Equipment & Services	1.5%
Chemicals	1.2%
Office/Business Equipment	1.0%
Paper & Forest Products	0.9%
Other	77.6%
100.0%

Top Holdings*
U.S. Treasury Notes 03/31/13	10.9%
U.S. Treasury Bonds 11/15/40	3.1%
Federal National Mortgage Association, Series 2009-86, Class PC	1.9%
Federal Home Loan Mortgage Corp., Series 2955, Class OG	1.7%
Federal Home Loan Mortgage Corp., Series 2968, Class MD	1.7%
Federal Home Loan Mortgage Corp., Pool # A60299	1.6%
U.S. Treasury Notes 04/15/14	1.4%
Federal Home Loan Mortgage Corp., Pool # A12809	1.4%
Federal National Mortgage Association, Series 2005-12, Class BG	1.2%
U.S. Treasury Notes 02/15/21	1.2%
Other	73.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2011

6

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (3.3%)
UNITED STATES (3.3%)
CPS Auto Trust, Series 2011-A, Class A, (USD), 2.82%, 04/16/18 (a)	$225,000	$224,969
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1 (USD), 4.45%, 08/15/16	270,000	289,679
Mid-state Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/45 (a)	509,745	504,807
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (USD), 2.00%, 04/15/18 (a)	515,680	512,122
World Financial Network Credit Card Master Trust
Series 2006-A, Class M (USD), 0.43%, 02/15/17 (a)(b)	250,000	241,815
Series 2009-D, Class A (USD), 4.66%, 05/15/17	270,000	287,721
Series 2010-A, Class A (USD), 3.96%, 04/15/19	360,000	377,904
Series 2010-A, Class M (USD), 5.20%, 04/15/19	360,000	381,169
Total Asset-Backed Securities		2,820,186
COMMERCIAL MORTGAGE-BACKED SECURITIES (8.6%)
UNITED STATES (8.6%)
Americold LLC Trust, Series 2010-ARTA, Class A2FX (USD), 4.95%, 01/14/29 (a)	200,000	207,118
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (b)	250,000	265,743
Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (b)	375,000	412,872
Series 2007-PW17, Class AM (USD), 5.92%, 06/11/50 (b)	225,000	237,844
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AM, (USD), 5.46%, 10/15/49	225,000	237,464
Series 2007-C6, Class AM (USD), 5.89%, 12/10/49 (b)	130,000	135,597
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B (USD), 6.21%, 12/10/49 (b)	350,000	387,170
Commercial Mortgage Pass Through Certificates
Series 2006-C7, Class AM (USD), 5.98%, 06/10/46 (b)	130,000	137,965
Series 2007-C9, Class AM (USD), 5.65%, 12/10/49 (b)	380,000	398,482
Extended Stay America Trust, Series 2010-ESHA, Class B (USD), 4.22%, 11/05/27 (a)	200,000	205,689
FREMF Mortgage Trust, Series 2011-K10, Class B (USD), 4.76%, 11/25/49 (a)(b)	210,000	200,293
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	650,000	699,045
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (USD), 6.06%, 04/15/45 (b)	270,000	290,043
Series 2007-CB19, Class ASB (USD), 5.91%, 02/12/49 (b)	420,000	452,536
Series 2007-LD11, Class ASB (USD), 6.01%, 06/15/49 (b)	150,000	160,495
Series 2007-LD11, Class A4 (USD), 6.01%, 06/15/49 (b)	630,000	687,344

	Shares or Principal Amount	Value
Series 2007-CB20, Class AM (USD), 6.10%, 02/12/51 (b)	$270,000	$283,387
Series 2007-LD12, Class ASB (USD), 5.83%, 02/15/51 (b)	540,000	580,978
Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (b)	500,000	546,816
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 (USD), 4.86%, 08/12/39 (b)	210,000	224,437
Morgan Stanley Capital I, Series 2003-IQ5, Class C (USD), 5.42%, 04/15/38 (b)	300,000	310,020
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB (USD), 5.93%, 06/15/49 (b)	215,000	230,251
Total Commercial Mortgage-Backed Securities		7,291,589
RESIDENTIAL MORTGAGE-BACKED SECURITIES (8.8%)
UNITED KINGDOM (0.9%)
Holmes Master Issuer PLC, Series 2010-1A, Class A2 (USD), 1.68%, 10/15/54 (a)(b)	330,000	331,260
Permanent Master Issuer PLC
Series 2006-1, Class 5A (USD), 0.39%, 07/15/33 (b)	210,000	206,942
Series 2011-1A, Class 1A1 (USD), 1.67%, 07/15/42 (a)(b)	250,000	250,334
		788,536
UNITED STATES (7.9%)
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 5.45%, 01/26/37 (a)(b)	621,342	619,089
BCAP LLC Trust
Series 2009-RR4, Class 2A1 (USD), 5.82%, 07/26/36 (a)(b)	722,066	720,257
Series 2009-RR6, Class 3A1 (USD), 4.77%, 12/26/37 (a)(b)	734,240	722,162
Citigroup Mortgage Loan Trust, Inc.
Series 2009-5, Class 7A1 (USD), 0.56%, 07/25/36 (a)(b)	390,112	359,085
Series 2009-6, Class 6A1 (USD), 0.46%, 07/25/36 (a)(b)	814,946	746,331
Series 2009-6, Class 11A1 (USD), 0.56%, 05/25/37 (a)(b)	282,000	248,040
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 25A1 (USD), 4.72%, 07/27/36 (a)(b)	614,535	609,871
Series 2009-2R, Class 2A5 (USD), 5.33%, 06/26/37 (a)(b)	510,985	508,872
Series 2009-3R, Class 28A1 (USD), 5.03%, 08/27/37 (a)(b)	183,076	183,093
DBUBS Mortgage Trust, Series 2011-LC1A, Class B (USD), 5.47%, 11/10/46 (a)(b)	140,000	145,145
JP Morgan Re-Remic
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	110,304	111,987
Series 2009-7, Class 13A1 (USD), 5.66%, 06/27/37 (a)(b)	397,786	403,249
Series 2009-7, Class 14A1 (USD), 5.57%, 07/27/37 (a)(b)	857,820	858,445

See accompanying notes to financial statements.

2011 Semiannual Report

7

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Series 2009-7, Class 1A1 (USD), 5.51%, 08/27/37 (a)(b)	$430,595	$425,871
		6,661,497
Total Residential Mortgage-Backed Securities		7,450,033
CORPORATE BONDS (21.8%)
UNITED STATES (21.8%)
Chemicals (1.2%)
CF Industries, Inc.
(USD), 6.88%, 05/01/18	370,000	417,638
(USD), 7.13%, 05/01/20	120,000	137,400
Dow Chemical Co. (USD), 4.25%, 11/15/20	500,000	489,632
		1,044,670
Commercial Banks (4.7%)
AgriBank FCB, Series AI (USD), 9.13%, 07/15/19	250,000	306,393
Bank of America Corp.
(USD), 5.75%, 12/01/17	130,000	140,231
(USD), 7.63%, 06/01/19	455,000	536,876
Citigroup, Inc. (USD), 4.75%, 05/19/15	450,000	479,340
Discover Bank (USD), BKNT, 8.70%, 11/18/19	410,000	504,170
Goldman Sachs Group, Inc. (USD), 3.63%, 02/07/16	545,000	549,026
JPMorgan Chase & Co.
(USD), 3.45%, 03/01/16	330,000	333,820
(USD), 4.25%, 10/15/20	240,000	233,354
Morgan Stanley
(USD), 3.80%, 04/29/16	100,000	100,352
(USD), MTN, 5.63%, 09/23/19	360,000	374,183
Santander Holdings USA, Inc. (USD), 4.63%, 04/19/16	215,000	221,913
Wells Fargo & Co. (USD), 3.68%, 06/15/16	220,000	226,095
		4,005,753
Diversified Financial Services (1.8%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19 (a)	255,000	272,102
FUEL Trust (USD), 4.21%, 04/15/16 (a)	250,000	255,277
General Electric Capital Corp. (USD), MTN, 4.38%, 09/16/20	380,000	374,802
International Lease Finance Corp. (USD), 6.50%, 09/01/14 (a)	285,000	302,100
Utility Contract Funding LLC (USD), 7.94%, 10/01/16 (a)	301,579	332,638
		1,536,919
Diversified Telecommunication Services (2.8%)
Crown Castle Towers LLC (USD), 4.17%, 08/15/17 (a)	300,000	301,709
(USD), 6.11%, 01/15/40 (a)	150,000	162,341
Juniper Networks, Inc. (USD), 5.95%, 03/15/41	105,000	106,910
Qwest Corp. (USD), 8.38%, 05/01/16	550,000	653,125
(USD), 7.50%, 06/15/23	230,000	230,575
(USD), 7.25%, 09/15/25	40,000	42,200
SBA Tower Trust (USD), 5.10%, 04/15/17 (a)	835,000	855,875
		2,352,735

	Shares or Principal Amount	Value
Electric Utilities (1.7%)
CMS Energy Corp. (USD), 6.88%, 12/15/15	$300,000	$334,856
Dominion Resources, Inc. (USD), 4.45%, 03/15/21	260,000	261,495
DTE Energy Co. (USD), 7.63%, 05/15/14	230,000	265,616
Nevada Power Co. (USD), 5.38%, 09/15/40	175,000	171,344
Nisource Finance Corp. (USD), 6.25%, 12/15/40	200,000	209,392
NV Energy, Inc. (USD), 6.25%, 11/15/20	230,000	237,542
		1,480,245
Electronics (0.4%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/17	260,000	296,226
Energy Equipment & Services (1.5%)
Buckeye Partners LP (USD), 4.88%, 02/01/21	125,000	127,171
Energy Transfer Partners LP (USD), 6.13%, 02/15/17	300,000	337,619
Enterprise Products Operating LLC (USD), 3.20%, 02/01/16	235,000	237,157
ONEOK Partners LP (USD), 6.13%, 02/01/41	200,000	206,566
Williams Partners LP (USD), 7.25%, 02/01/17	300,000	356,577
		1,265,090
Healthcare Providers & Services (0.2%)
CIGNA Corp. (USD), 5.88%, 03/15/41	195,000	192,979
Insurance (1.7%)
American International Group, Inc. (USD), 5.60%, 10/18/16	430,000	458,316
Penn Mutual Life Insurance Co. (USD), 6.65%, 06/15/34 (a)	350,000	343,108
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/15	600,000	635,109
		1,436,533
Lodging (0.4%)
Wyndham Worldwide Corp. (USD), 5.63%, 03/01/21	345,000	345,615
Media (0.7%)
Comcast Corp. (USD), 6.40%, 03/01/40	150,000	159,257
NBC Universal, Inc. (USD), 5.95%, 04/01/41 (a)	195,000	195,258
News America, Inc. (USD), 6.15%, 02/15/41 (a)	235,000	239,445
		593,960
Metals & Mining (0.7%)
Alcoa, Inc. (USD), 5.40%, 04/15/21	190,000	192,920
ArcelorMittal (USD), 5.50%, 03/01/21	403,000	408,555
		601,475
Office/Business Equipment (1.0%)
Xerox Corp. (USD), MTN, 7.20%, 04/01/16	760,000	880,392
Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	220,000	248,481
Apache Corp. (USD), 5.25%, 02/01/42	200,000	194,900
Pride International, Inc. (USD), 6.88%, 08/15/20	195,000	225,362
Rowan Cos., Inc. (USD), 5.00%, 09/01/17	295,000	313,131
		981,874

See accompanying notes to financial statements.

Semiannual Report 2011

8

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Paper & Forest Products (0.9%)
International Paper Co. (USD), 7.95%, 06/15/18	$615,000	$747,595
Real Estate (0.5%)
WEA Finance LLC (USD), 6.75%, 09/02/19 (a)	385,000	446,407
Specialty Retail (0.4%)
Best Buy Co., Inc. (USD), 3.75%, 03/15/16	155,000	155,748
Home Depot, Inc. (USD), 5.95%, 04/01/41	180,000	184,579
		340,327
		18,548,795
Total Corporate Bonds		18,548,795
FOREIGN NON-GOVERNMENT BONDS (4.6%)
BRITISH VIRGIN ISLANDS (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
CNOOC Finance 2011 Ltd. (USD), 4.25%, 01/26/21 (a)	200,000	195,207
CANADA (0.3%)
Commercial Banks (0.3%)
Bank of Montreal (USD), MTN, 1.75%, 04/29/14	260,000	260,868
CAYMAN ISLANDS (0.9%)
Computers & Peripherals (0.7%)
Seagate Technology International (USD), 10.00%, 05/01/14 (a)	483,000	567,525
Oil, Gas & Consumable Fuels (0.2%)
Petrobras International Finance Co. (USD), 6.75%, 01/27/41	150,000	156,124
		723,649
ITALY (0.4%)
Diversified Telecommunication Services (0.4%)
Telecom Italia Capital SA (USD), 5.25%, 10/01/15	345,000	363,184
LUXEMBOURG (0.1%)
Electric Utilities (0.1%)
Enel Finance International NV (USD), 5.13%, 10/07/19 (a)	100,000	103,509
NETHERLANDS (0.9%)
Commercial Banks (0.4%)
ABN Amro Bank (USD), 3.00%, 01/31/14 (a)	320,000	324,948
Electric Utilities (0.5%)
EDP Finance BV
(USD), 6.00%, 02/02/18 (a)	350,000	334,881
(USD), 4.90%, 10/01/19 (a)	155,000	137,303
		472,184
		797,132
REPUBLIC OF IRELAND (0.2%)
Insurance (0.2%)
Willis Group Holdings PLC (USD), 5.75%, 03/15/21	170,000	174,139

	Shares or Principal Amount	Value
UNITED KINGDOM (1.6%)
Commercial Banks (0.6%)
Abbey National Treasury Services PLC (USD), 2.88%, 04/25/14	$505,000	$508,732
Oil, Gas & Consumable Fuels (1.0%)
BP Capital Markets PLC
(USD), 3.20%, 03/11/16	255,000	257,071
(USD), 4.50%, 10/01/20	195,000	196,526
Ensco PLC (USD), 3.25%, 03/15/16	370,000	373,563
		827,160
		1,335,892
Total Foreign Non-Government Bonds		3,953,580
MUNICIPAL BONDS (4.9%)
UNITED STATES (4.9%)
ARIZONA (0.1%)
Glendale Arizona Municipal Property Corp., Excise Tax Revenue Bonds, Series B (USD), 6.08%, 07/01/25	95,000	97,150
CALIFORNIA (0.7%)
Bay Area Toll Authority California Revenue Bonds (Build America Bonds) (USD), 7.04%, 04/01/50	315,000	330,630
San Diego County California Regional Transportation Commission Sales Tax Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	255,000	261,123
		591,753
GEORGIA (0.6%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/57	570,000	542,189
ILLINOIS (1.6%)
Chicago Illinois Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	605,000	576,196
State of Illinois (USD), 5.37%, 03/01/17	760,000	786,638
		1,362,834
NEW YORK (0.6%)
New York City Municipal Water Finance Authority Water & Sewer Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/43	470,000	459,721
OHIO (0.6%)
American Municipal Power-Ohio, Inc. (Build America Bonds) (USD), 5.94%, 02/15/47	505,000	471,069
TEXAS (0.7%)
Texas Transportation Commission (USD), 5.03%, 04/01/26	605,000	619,744
		4,144,460
Total Municipal Bonds		4,144,460

See accompanying notes to financial statements.

2011 Semiannual Report

9

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
OTHER DOMESTIC GOVERNMENT BONDS (0.4%)
REPUBLIC OF SOUTH KOREA (0.4%)
Korea Gas Corp. (USD), 4.25%, 11/02/20 (a)	$400,000	$381,998
Total Other Domestic Government Bonds		381,998
U.S. AGENCIES MORTGAGE BACKED (29.1%)
UNITED STATES (29.1%)
Federal Home Loan Mortgage Corp.
Pool # A12809 (USD), 4.50%, 08/01/33	1,148,643	1,193,979
Pool # A60299 (USD), 6.50%, 05/01/37	1,212,249	1,363,461
Pool # A94362 (USD), 4.00%, 10/01/40	584,439	582,005
Pool # A96374 (USD), 4.00%, 01/01/41	506,503	504,235
Pool # G02168 (USD), 6.00%, 04/01/36	688,736	754,603
Pool # G12121 (USD), 5.50%, 04/01/21	514,786	558,817
Series 2532, Class PH (USD), 5.50%, 12/15/32	400,000	439,216
Series 2840, Class OE (USD), 5.00%, 02/15/33	945,000	1,021,243
Series 2928, Class NE (USD), 5.00%, 04/15/33	370,000	398,577
Series 2934, Class KE (USD), 5.00%, 11/15/33	811,000	873,003
Series 2937, Class JG (USD), 5.00%, 08/15/33	515,000	554,642
Series 2955, Class OG (USD), 5.00%, 07/15/33	1,365,000	1,477,083
Series 2968, Class MD (USD), 5.50%, 12/15/33	1,295,000	1,419,781
Series 3017, Class MK (USD), 5.00%, 12/15/34	910,000	968,338
Series 3028, Class ME (USD), 5.00%, 02/15/34	500,000	538,783
Series 3659, Class VG (USD), 5.00%, 09/15/34	575,000	606,973
Series 3715, Class PC (USD), 4.50%, 08/15/40	450,000	442,002
Series 3735, Class DW (USD), 4.00%, 10/15/30	855,000	792,048
Series 3738, Class BD (USD), 4.00%, 10/15/30	435,000	402,460
Series 3755, Class ML (USD), 5.50%, 06/15/29	415,383	457,384
Series 3789, Class PD (USD), 4.00%, 11/15/40	675,000	663,254
Federal National Mortgage Association Pool # 735733 (USD), 4.50%, 10/01/33	474,171	492,998
Pool # 903749 (USD), 6.00%, 10/01/36	782,717	860,556
Pool # 993565 (USD), 4.00%, 04/01/24	415,407	431,182
Pool # AE8388 (USD), 4.50%, 11/01/40	183,535	189,101
Pool # AE9107 (USD), 4.50%, 11/01/40	203,591	209,766
Pool # AM2708 (USD), 4.50%, 03/01/41	425,000	445,455
Pool # MA0096 (USD), 4.50%, 06/01/29	405,451	423,639
Series 2005-12, Class BG (USD), 5.00%, 10/25/33	956,000	1,040,170
Series 2005-15, Class EC (USD), 5.00%, 10/25/33	815,000	883,353
Series 2009-85, Class LC (USD), 4.50%, 10/25/49	355,000	372,357
Series 2009-86, Class PC (USD), 5.00%, 03/25/37	1,475,000	1,585,301
Series 2011-2, Class PL (USD), 4.00%, 02/25/41	220,000	203,199
Series 2011-32, Class VG (USD), 4.00%, 02/25/24	398,008	404,476
Series 2011-34, Class VA (USD), 4.00%, 06/25/22	173,955	181,251
Series 2011-37, Class LP (USD), 4.50%, 11/25/39	410,000	429,059
Government National Mortgage Association
Series 2009-13, Class ND (USD), 4.50%, 02/16/33	213,540	226,336

	Shares or Principal Amount	Value
Series 2011-45, Class VE (USD), 4.50%, 04/20/22	$328,073	$349,059
		24,739,145
Total U.S. Agencies Mortgage Backed		24,739,145
U.S. TREASURY OBLIGATIONS (17.5%)
UNITED STATES (17.5%)
U.S. Treasury Bonds (USD), 4.25%, 11/15/40	2,703,000	2,627,824
U.S. Treasury Notes (USD), 4.88%, 05/31/11	100,000	100,379
(USD), 0.75%, 03/31/13	9,278,000	9,309,174
(USD), 1.25%, 04/15/14	1,196,000	1,204,502
(USD), 2.88%, 03/31/18	635,000	643,930
(USD), 3.63%, 02/15/21	1,001,000	1,028,215
		14,914,024
Total U.S. Treasury Obligations		14,914,024
U.S. GOVERNMENT AGENCIES (0.1%)
UNITED STATES (0.1%)
Small Business Administration (USD), 6.34%, 08/01/11	50,159	50,932
Total U.S. Government Agencies		50,932
REPURCHASE AGREEMENT (0.6%)
UNITED STATES (0.6%)
State Street Bank, 0.01%, dated 04/29/11, due 05/02/11, repurchase price $494,000, collateralized by a U.S. Treasury Note, maturing 2/15/13; total market value of $508,750	494,000	494,000
Total Repurchase Agreement		494,000
Total Investments (Cost $83,550,432) (c)—99.7%		$84,788,742

Other assets in excess of liabilities—0.3%		217,960
Net Assets—100.0%		$85,006,702

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2011.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
USD	U.S. Dollar

See accompanying notes to financial statements.

Semiannual Report 2011

10

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Core Fixed Income Fund

At April 30, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Note 6%-10 year	UBS	(6)	06/21/11	$(6,248)
				$(6,248)

See accompanying notes to financial statements.

2011 Semiannual Report

11

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at NAV) returned 1.27% for the semiannual period ended April 30, 2011, versus 1.72% for its benchmark, the Barclays Capital Global Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 178 funds) was 2.03% for the period.

During the semiannual period, bond yields in most major markets rose as the financial markets increasingly focused on the implications of stronger economic growth and higher inflation. Concerns over sovereign risk in peripheral European countries continued, with an €85 billion (roughly US$119.8 billion) bailout package agreement for Ireland in November 2010. As a result, the euro bond market was one of the worst global performers. Also in November, the U.S. Federal Reserve (Fed) announced a second round of quantitative easing, followed by a fiscal stimulus package in December. Credit markets were volatile, and initially any name associated with peripheral Eurozone countries underperformed. In the U.S., financials were hit by further problems around the ability of banks to foreclose on U.S. mortgage borrowers. However, reports of robust fourth-quarter earnings indicated strong fundamentals and, overall, the sector outperformed. The securitized sector recorded a strong performance, with commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS) performing particularly well. In the currency markets, the U.S. dollar underperformed relative to most major currencies, with the exception of the Japanese yen. The performance of the euro initially lagged, but later strengthened due to expectations of higher interest rates.

The long-duration stance of the Fund detracted from performance over the period as bond yields rose following the announcement of further quantitative easing by the Fed in November 2010. We employ foreign-exchange (FX) forwards in our active currency management. This also was a detractor mainly due to the Fund’s underweight exposure to commodity-linked currencies such as the Australian dollar, which rallied in line with commodity prices and general asset price appreciation. We use interest rate futures in our duration and yield curve strategies. Our duration strategy hindered the Fund’s relative performance as we held a long duration during a significant sell-off during in the fourth quarter of 2010.

Fund performance for the semiannual period benefited from an underweight versus the benchmark Barclays Capital Global Aggregate Bond Index in government securities relative to credit. Strong performance from the securitized sector was the primary driver of credit-sector returns. The Fund’s allocation to non-agency MBS outperformed the agency MBS in the index.

During the period, we increased the Fund’s duration and repositioned the portfolio with a bias towards an overweight in the U.S. market relative to Europe and Australia. Within the credit sector, we increased exposure to CMBS and reallocated the taxable municipal bond exposure into preferred regional and project-specific issues.

The Fund is positioned with a relatively short duration versus that of the benchmark. The Fund is overweight in the U.S. bond market relative to the UK, and in the credit sector relative to government securities. Within the credit sector, the Fund holds an overweight position in the securitized sector, with a particular focus on non-agency MBS.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Global Fixed Income Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, inflation, credit, prepayment and call risk. The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

12

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†		1 Yr.	5 Yr.	10 Yr.	Inception
Class A2	w/o SC	1.27%		9.93%	6.65%	–	6.48%	[2]
	w/SC6	(3.00%	)	5.26%	5.72%	–	5.99%	[2]
Class C3	w/o SC	0.85%		9.02%	5.85%	–	4.14%	[3]
	w/SC7	(0.12%	)	8.02%	5.85%	–	4.14%	[3]
Institutional Service Class[4,8]	w/o SC	1.40%		10.09%	6.89%	6.53%	–
Institutional Class[8]	w/o SC	1.40%		10.08%	–	–	9.19%	[5]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Fixed Income Fund, Inc. (the “Global Fixed Income Predecessor Fund”). The Fund has adopted the performance of the Global Fixed Income Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Global Fixed Income Predecessor Fund. The Fund and the Global Fixed Income Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of Class A of the Global Fixed Income Predecessor Fund. Class A shares of the Global Fixed Income Predecessor Fund commenced operations on November 30, 2001.
3	Class C shares of the Fund acquired the assets of Class C of the Global Fixed Income Predecessor Fund. Class C shares of the Global Fixed Income Predecessor Fund commenced operations on April 29, 2005.
4	Institutional Service Class shares acquired the assets of the Common Class and Advisor Class shares of the Global Fixed Income Predecessor Fund. The performance presented reflects the performance of Common Class shares of the Global Fixed Income Predecessor Fund, as Advisor shares were not available for investment at the time of the reorganization.
5	Class commenced on July 20, 2009.
6	A 4.25% front-end sales charge was deducted.
7	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
8	Not subject to any sales charges.

2011 Semiannual Report

13

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate™ Bond Index, the Pan-European™ Aggregate Index, the Global Treasury™ Index, the Asian-Pacific™ Aggregate Index, the Eurodollar™ Index and the U.S. Investment™ Grade 144A Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Other Domestic Government Bonds	36.0%
Foreign Non-Government Bonds	18.9%
U.S. Agencies Mortgage Backed	11.9%
Corporate Bonds	10.1%
U.S. Treasury Obligations	7.0%
Asset-Backed Securities	2.8%
Commercial Mortgage-Backed Securities	2.8%
Residential Mortgage-Backed Securities	2.7%
Covered Bonds	2.1%
Repurchase Agreement	1.7%
Municipal Bonds	1.6%
Yankee Dollars	0.1%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries
Commercial Banks	13.0%
Diversified Financial Services	4.2%
Insurance	1.6%
Electric Utilities	1.6%
Oil, Gas & Consumable Fuels	1.3%
Diversified Telecommunication Services	1.1%
Food & Staples	0.9%
Chemicals	0.6%
Media	0.6%
Wireless Telecommunication Services	0.6%
Other	74.5%
100.0%

Top Holdings*
Japan Government 5 Year Bond	6.7%
U.S. Treasury Notes	3.7%
Japan Government 20 Year Bond	3.5%
Singapore Government Bond	3.3%
Japan Government 10 Year Bond	2.4%
Spain Government Bond	1.3%
Canadian Government Bond	1.3%
Japan Government 10 Year Bond	1.1%
U.S. Treasury Bonds	1.1%
France Government Bond OAT	1.1%
Other	74.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Top Countries
United States	40.4%
Japan	15.3%
United Kingdom	11.4%
Italy	4.2%
Germany	3.7%
Spain	3.4%
Singapore	3.3%
France	3.0%
Canada	2.9%
Sweden	2.6%
Other	9.8%
100.0%

Semiannual Report 2011

14

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (2.8%)
GERMANY (0.4%)
German Postal Pensions Securitisation 2 PLC, Series 2 (EUR), 4.25%, 01/18/17	$100,000	$153,151
ITALY (0.3%)
Romulus Finance SRL, Series A1 (EUR), 4.94%, 02/20/13	70,000	95,781
UNITED KINGDOM (0.2%)
Chester Asset Receivables Dealings 2003-B PLC, Class A (GBP), 4.65%, 09/15/15	50,000	86,509
UNITED STATES (1.9%)
Ally Master Owner Trust, Series 2010-4, Class A (USD), 1.29%, 08/15/17 (a)	100,000	101,454
Capital One Multi-Asset Execution Trust, Series 2006-B1, Class B1 (USD), 0.50%, 01/15/19 (a)	50,000	48,404
CPS Auto Trust, Series 2010-A, Class A (USD), 2.89%, 03/15/16 (b)	59,503	59,687
Ford Credit Auto Owner Trust, Series 2009-B, Class A3 (USD), 2.79%, 08/15/13	63,640	64,363
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1 (USD), 4.45%, 08/15/16	40,000	42,915
SLM Student Loan Trust 2003-10, Series REGS (EUR), 1.72%, 12/15/27 (a)	230,000	312,827
World Financial Network Credit Card Master Trust
Series 2009-D, Class A (USD), 4.66%, 05/15/17	21,000	22,378
Series 2010-A, Class A (USD), 3.96%, 04/15/19	35,000	36,741
Series 2010-A, Class M (USD), 5.20%, 04/15/19	45,000	47,646
		736,415
Total Asset-Backed Securities		1,071,856
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.8%)
UNITED STATES (2.8%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/29 (a)(b)	100,000	100,435
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (a)	25,000	26,574
Series 2005-PWR9, Class AAB (USD), 4.80%, 09/11/42	37,893	39,499
Series 2007-PW17, Class AM (USD), 5.92%, 06/11/50 (a)	50,000	52,854
Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (a)	25,000	27,525
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4 (USD), 5.43%, 10/15/49	50,000	54,745
Series 2006-C5, Class AM, (USD), 5.46%, 10/15/49	20,000	21,108
Series 2007-C6, Class A4 (USD), 5.89%, 12/10/49 (a)	30,000	33,249
Series 2007-C6, Class AM (USD), 5.89%, 12/10/49 (a)	20,000	20,861
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B (USD), 6.21%, 12/10/49 (a)	50,000	55,310

	Shares or Principal Amount	Value
Commercial Mortgage Pass Through Certificates
Series 2006-C7, Class AM (USD), 5.98%, 06/10/46 (a)	$50,000	$53,064
Series 2007-C9, Class A4 (USD), 6.01%, 12/10/49 (a)	30,000	33,362
Series 2007-C9, Class AM (USD), 5.65%, 12/10/49 (a)	20,000	20,973
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	70,000	75,282
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4 (USD), 5.44%, 03/10/39	15,000	16,309
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (USD), 6.06%, 04/15/45 (a)	40,000	42,969
Series 2007-LD11, Class A4 (USD), 6.01%, 06/15/49 (a)	30,000	32,731
Series 2007-LD11, Class ASB (USD), 6.01%, 06/15/49 (a)	50,000	53,498
Series 2007-CB20, Class AM (USD), 6.10%, 02/12/51 (a)	50,000	52,479
Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (a)	80,000	87,491
Series 2007-LD12, Class ASB (USD), 5.83%, 02/15/51 (a)	40,000	43,035
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 (USD), 4.86%, 08/12/39 (a)	55,000	58,781
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class AM (USD), 5.34%, 12/11/16 (c)	20,000	20,714
Series 2007-C32, Class APB (USD), 5.93%, 06/15/49 (a)	32,000	34,270
		1,057,118
Total Commercial Mortgage-Backed Securities		1,057,118
RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.7%)
UNITED KINGDOM (0.3%)
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 (USD), 1.71%, 05/17/60 (a)(b)	100,000	100,382
UNITED STATES (2.4%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 5.27%, 04/26/37 (a)(b)	54,785	54,857
Series 2009-RR6, Class 3A1 (USD), 4.77%, 12/26/37 (a)	64,407	63,348
Series 2009-RR2, Class A1 (USD), 5.34%, 01/21/38 (a)(b)	125,720	126,388
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 25A1 (USD), 4.72%, 07/27/36 (a)	65,306	64,811
Series 2009-8R, Class 5A1 (USD), 5.79%, 05/26/37 (a)(b)	94,209	96,225
Series 2009-2R, Class 2A5 (USD), 5.33%, 06/26/37 (a)	65,293	65,023
Series 2009-3R, Class 30A1 (USD), 5.62%, 07/27/37 (a)(b)	63,993	65,166

See accompanying notes to financial statements.

2011 Semiannual Report

15

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Series 2009-3R, Class 28A1 (USD), 5.03%, 08/27/37 (a)	$28,606	$28,608
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 5.12%, 04/20/36 (a)(b)	63,808	63,999
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)	73,536	74,658
Series 2009-7, Class 17A1 (USD), 6.40%, 07/27/37 (a)(b)	71,821	72,467
Series 2009-7, Class 14A1 (USD), 5.57%, 07/27/37 (a)	65,986	66,034
Series 2009-7, Class 1A1 (USD), 5.51%, 08/27/37 (a)	61,514	60,839
Residential Funding Mortgage Securities I, Inc.,
Series 2004-S9, Class 1A6 (USD), 5.50%, 12/25/34	14,043	14,191
		916,614
Total Residential Mortgage-Backed Securities		1,016,996
CORPORATE BONDS (10.1%)
UNITED STATES (10.1%)
Chemicals (0.6%)
CF Industries, Inc.
(USD), 6.88%, 05/01/18	55,000	62,081
(USD), 7.13%, 05/01/20	20,000	22,900
Chevron Phillips Chemical Co. LLC (USD), 7.00%, 06/15/14 (b)	45,000	50,730
Dow Chemical Co. (USD), 4.25%, 08/15/20 (c)	60,000	58,756
Eastman Chemical Co. (USD), 3.00%, 12/15/15	40,000	40,171
		234,638
Commercial Banks (1.6%)
Bank of America Corp.
(USD), MTN, 3.63%, 03/17/16	50,000	50,254
(USD), 6.00%, 09/01/17	25,000	27,374
(USD), 5.75%, 12/01/17	20,000	21,574
(USD), 7.63%, 06/01/19	30,000	35,398
Citigroup, Inc. (USD), 4.75%, 05/19/15	65,000	69,238
First Horizon National Corp. (USD), 5.38%, 12/15/15	30,000	31,935
Goldman Sachs Group, Inc.
(USD), 3.63%, 02/07/16	15,000	15,111
(USD), 5.95%, 01/18/18	55,000	60,198
JPMorgan Chase & Co.
(USD), 3.45%, 03/01/16	55,000	55,637
(USD), 4.25%, 10/15/20	40,000	38,892
Morgan Stanley (USD), 3.80%, 04/29/16	100,000	100,352
Santander Holdings USA, Inc. (USD), 4.63%, 04/19/16	40,000	41,286
Wells Fargo & Co. (USD), 3.68%, 06/15/16	45,000	46,247
		593,496
Computers & Peripherals (0.1%)
Brocade Communications Systems, Inc. (USD), 6.63%, 01/15/13 (c)	45,000	47,700

	Shares or Principal Amount	Value
Diversified Financial Services (0.9%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19	$33,000	$35,213
ERAC USA Finance LLC (USD), 6.20%, 11/01/16 (b)	45,000	50,392
General Electric Capital Corp. (USD), MTN, 4.38%, 09/16/20	70,000	69,042
HSBC Finance Corp. (USD), 6.68%, 01/15/21 (b)	70,000	74,294
International Lease Finance Corp. (USD), 6.50%, 09/01/14	45,000	47,700
TECO Finance, Inc. (USD), 4.00%, 03/15/16	45,000	46,271
Utility Contract Funding LLC (USD), 7.94%, 10/01/16	22,946	25,310
		348,222
Diversified Telecommunication Services (0.6%)
Crown Castle Towers LLC (USD), 6.11%, 01/15/40 (b)	45,000	48,702
Qwest Corp.
(USD), 7.50%, 06/06/11 (c)	40,000	40,100
(USD), 7.63%, 06/15/15	40,000	45,700
(USD), 8.38%, 05/01/16	25,000	29,688
(USD), 7.25%, 09/15/25	20,000	21,100
SBA Tower Trust (USD), 5.10%, 04/15/17	55,000	56,375
		241,665
Electric Utilities (0.8%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/35	20,000	19,950
Dominion Resources, Inc.
Series 06-B (USD), 6.30%, 09/30/11 (a)(c)	10,000	9,900
(USD), 4.45%, 03/15/21	40,000	40,230
FirstEnergy Corp., Series C (USD), 7.38%, 11/15/31	35,000	38,872
KCP&L Greater Missouri Operations Co. (USD), 11.88%, 07/01/12	20,000	22,268
NiSource Finance Corp. (USD), 5.40%, 07/15/14	40,000	43,965
NV Energy, Inc. (USD), 6.25%, 11/15/20	30,000	30,984
Sierra Pacific Power Co., Series M (USD), 6.00%, 05/15/16	45,000	51,181
Trans-Allegheny Interstate Line Co. (USD), 4.00%, 01/15/15 (b)	47,000	48,740
		306,090
Electronics (0.2%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/17	35,000	39,877
Jabil Circuit, Inc. (USD), 5.63%, 12/15/20	40,000	40,000
		79,877
Energy Equipment & Services (0.4%)
Enterprise Products Operating LLC (USD), 5.95%, 02/01/41	50,000	50,131
ONEOK Partners, LP (USD), 3.25%, 01/01/16 (c)	30,000	30,282
Plains All American Pipeline, LP (USD), 5.63%, 12/15/13	45,000	49,233
		129,646
Food & Staples (0.1%)
CVS Caremark Corp. (USD), 6.30%, 06/01/12 (a)(c)	30,000	29,700

See accompanying notes to financial statements.

Semiannual Report 2011

16

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Gas Utilities (0.2%)
Florida Gas Transmission Co. LLC (USD), 4.00%, 07/15/15 (b)	$40,000	$41,742
Questar Corp. (USD), 2.75%, 02/01/16	40,000	39,950
		81,692
Health Care Equipment & Supplies (0.3%)
Boston Scientific Corp. (USD), 6.00%, 01/15/20	65,000	70,343
CareFusion Corp. (USD), 5.13%, 08/01/14	45,000	48,949
		119,292
Healthcare Providers & Services (0.2%)
CIGNA Corp. (USD), 5.88%, 09/15/40 (c)	30,000	29,689
Medco Health Solutions, Inc. (USD), 7.25%, 08/15/13	40,000	44,849
		74,538
Information Technology Services (0.3%)
Affiliated Computer Services, Inc. (USD), 5.20%, 06/01/15	50,000	54,339
International Business Machines Corp. (USD), 5.70%, 09/14/17	40,000	46,072
		100,411
Insurance (0.7%)
American International Group, Inc.
(USD), 5.60%, 10/18/16	20,000	21,317
(USD), MTN, 5.45%, 05/18/17	25,000	26,236
Metropolitan Life Global Funding I (USD), 2.50%, 09/29/15 (b)	100,000	98,464
Nationwide Mutual Insurance Co. (USD), 9.38%, 08/15/39 (b)	41,000	51,583
Penn Mutual Life Insurance Co.
(USD), 6.65%, 06/15/34	30,000	29,409
(USD), 7.63%, 06/15/40 (b)	10,000	10,944
Reinsurance Group of America, Inc. (USD), 6.45%, 11/15/19	39,000	42,769
		280,722
Media (0.6%)
CBS Corp. (USD), 7.88%, 07/30/30	54,000	64,142
Comcast Corp. (USD), 6.40%, 03/01/40	15,000	15,926
NBC Universal, Inc. (USD), 5.95%, 04/01/41	15,000	15,020
News America, Inc. (USD), 6.15%, 02/15/41	45,000	45,851
Time Warner Cable, Inc. (USD), 5.88%, 05/15/40 (c)	15,000	14,622
Viacom, Inc. (USD), 3.50%, 04/01/17	75,000	75,337
		230,898
Metals & Mining (0.3%)
Alcoa, Inc. (USD), 5.40%, 01/15/21 (c)	35,000	35,538
ArcelorMittal (USD), 5.50%, 03/01/21	66,000	66,909
		102,447
Multi-Utilities (0.3%)
CMS Energy Corp. (USD), 6.55%, 07/17/17	65,000	72,304
PNM Resources, Inc. (USD), 9.25%, 05/15/15	45,000	50,569
		122,873

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.6%)
Airgas, Inc. (USD), 7.13%, 10/01/13 (c)	$30,000	$32,663
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	40,000	45,178
ConocoPhillips Holding Co. (USD), 6.95%, 04/15/29	30,000	36,314
EOG Resources, Inc. (USD), 2.50%, 02/01/16	25,000	24,740
Noble Energy, Inc. (USD), 6.00%, 03/01/41	35,000	36,192
Pride International, Inc. (USD), 6.88%, 08/15/20	15,000	17,336
Rowan Cos., Inc. (USD), 5.00%, 09/01/17	40,000	42,458
		234,881
Paper & Forest Products (0.4%)
Domtar Corp. (USD), 7.13%, 08/15/15	40,000	44,000
International Paper Co. (USD), 7.95%, 06/15/18	85,000	103,326
		147,326
Real Estate Investment Trust (REIT) Funds (0.3%)
HCP, Inc. (USD), 3.75%, 02/01/16	50,000	50,955
Mack-Cali Realty LP (USD), 7.75%, 08/15/19	25,000	30,369
WEA Finance LLC (USD), 6.75%, 09/02/19	40,000	46,380
		127,704
Semiconductors (0.1%)
Broadcom Corp. (USD), 2.38%, 11/01/15 (b)	45,000	44,123
Specialty Retail (0.3%)
Best Buy Co., Inc. (USD), 3.75%, 03/15/16	25,000	25,121
Home Depot, Inc. (USD), 5.95%, 10/01/40 (c)	25,000	25,636
Wal-Mart Stores, Inc.
(USD), 3.25%, 10/25/20	40,000	37,882
(USD), 5.63%, 04/15/41	15,000	15,498
		104,137
Tobacco (0.2%)
Philip Morris International, Inc. (EUR), EMTN, 5.75%, 03/24/16	50,000	81,375
		3,863,453
Total Corporate Bonds		3,863,453
COVERED BONDS (2.1%)
SWEDEN (0.5%)
Commercial Banks (0.5%)
Nordea Hypotek AB (EUR), EMTN, 3.50%, 01/18/17	80,000	118,200
Swedish Covered Bond Corp. (EUR), EMTN, 3.00%, 02/03/15	60,000	88,529
		206,729
UNITED KINGDOM (1.6%)
Commercial Banks (1.2%)
Abbey National Treasury Services PLC (EUR), EMTN, 3.13%, 06/30/14	100,000	145,561
Lloyds, TSB Bank PLC (EUR), EMTN, 4.00%, 06/25/18	50,000	71,076

See accompanying notes to financial statements.

2011 Semiannual Report

17

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Royal Bank of Scotland PLC (The) (EUR), EMTN, 2.75%, 06/18/13	$150,000	$221,135
		437,772
Diversified Financial Services (0.4%)
Nationwide Building Society (EUR), EMTN, 3.88%, 12/05/13	100,000	150,601
		588,373
Total Covered Bonds		795,102
FOREIGN NON-GOVERNMENT BONDS (18.9%)
AUSTRALIA (0.7%)
Commercial Banks (0.4%)
Commonwealth Bank of Australia
(USD), 2.13%, 03/17/14 (b)	45,000	45,287
(USD), 3.25%, 03/17/16 (b)	50,000	50,369
National Australia Bank Ltd. (USD), 2.25%, 04/11/14	45,000	45,300
		140,956
Diversified Telecommunication Services (0.1%)
Telstra Corp. Ltd. (USD), 4.80%, 10/12/21 (b)	50,000	50,667
Real Estate Management & Development (0.2%)
WT Finance Aust Pty Ltd. (GBP), 5.50%, 06/27/17	50,000	88,107
		279,730
BELGIUM (0.3%)
Beverages (0.2%)
Anheuser-Busch InBev NV (EUR), EMTN, 4.00%, 04/26/18	50,000	74,550
Food Products (0.1%)
Delhaize Group SA (USD), 5.70%, 10/01/40	42,000	40,155
		114,705
BRAZIL (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petrobras International Finance Co. (USD), 3.88%, 01/27/16	40,000	40,551
CANADA (0.3%)
Commercial Banks (0.1%)
Bank of Montreal (USD), MTN, 1.75%, 04/29/14	40,000	40,133
Diversified Financial Services (0.2%)
Caisse Centrale Desjardins du Quebec (USD), 2.65%, 09/16/15 (b)	75,000	74,129
		114,262
CAYMAN ISLANDS (0.2%)
Computers & Peripherals (0.1%)
Seagate Technology International (USD), 10.00%, 05/01/13 (c)	44,000	51,700
Oil & Gas Services (0.1%)
Noble Holding International Ltd. (USD), 3.05%, 03/01/16	40,000	40,079
		91,779

	Shares or Principal Amount	Value
DENMARK (0.3%)
Commercial Banks (0.3%)
Danske Bank A/S (EUR), EMTN, 5.38%, 08/18/11 (a)(c)	$70,000	$103,845
FRANCE (1.7%)
Diversified Telecommunication Services (0.1%)
France Telecom SA, Series 54 (EUR), EMTN, 7.25%, 01/28/13	35,000	56,082
Electric Utilities (0.2%)
EDF SA (EUR), EMTN, 4.63%, 04/26/30	50,000	70,014
Food & Staples (0.4%)
Casino Guichard Perrachon SA (EUR), EMTN, 6.38%, 04/04/13	100,000	156,963
Government Agency (0.6%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/16 (a)(d)	150,000	211,508
Insurance (0.4%)
AXA SA, Series 21 (EUR), EMTN, 5.78%, 07/06/16 (a)(d)	70,000	94,090
Groupama SA 10/49 (EUR), EMTN, 6.30%, 10/29/49	50,000	57,394
		151,484
		646,051
GERMANY (1.0%)
Commercial Banks (1.0%)
Duesseldorfer Hypothekenbank AG (EUR), 1.88%, 12/13/13 (e)	50,000	72,945
IKB Deutsche Industriebank AG (EUR), 2.13%, 09/10/12 (e)	200,000	296,804
		369,749
ITALY (1.1%)
Commercial Banks (0.6%)
Intesa Sanpaolo SpA (EUR), EMTN, 6.63%, 05/08/18	50,000	75,501
UniCredit SpA (EUR), EMTN, 4.88%, 02/12/13	100,000	151,645
		227,146
Diversified Telecommunication Services (0.1%)
Telecom Italia Capital SA (USD), 5.25%, 10/01/15	35,000	36,845
Wireless Telecommunication Services (0.4%)
Telecom Italia Finance SA (EUR), EMTN, 7.75%, 01/24/33	90,000	146,335
		410,326
MEXICO (0.2%)
Diversified Telecommunication Services (0.2%)
America Movil SAB de CV (GBP), 5.75%, 06/28/30	50,000	86,761
NETHERLANDS (1.0%)
Commercial Banks (0.6%)
ABN Amro Bank NV (EUR), EMTN, 4.25%, 04/11/16	100,000	148,617
ING Bank NV (EUR), EMTN, 6.13%, 05/29/18 (a)(c)	50,000	76,837
		225,454

See accompanying notes to financial statements.

Semiannual Report 2011

18

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Diversified Financial Services (0.2%)
Volkswagen Financial Services NV (GBP), EMTN, 2.50%, 10/07/13	$50,000	$83,706
Electric Utilities (0.1%)
EDP Finance BV (USD), 6.00%, 02/02/18	50,000	47,840
Oil, Gas & Consumable Fuels (0.1%)
Shell International Finance BV (USD), 3.10%, 06/28/15	35,000	36,305
		393,305
NORWAY (0.4%)
Commercial Banks (0.4%)
Terra Boligkreditt (EUR), EMTN, 2.13%, 08/31/15	100,000	141,433
REPUBLIC OF IRELAND (0.9%)
Diversified Financial Services (0.8%)
German Postal Pensions Securitisation PLC, Series 2 (EUR), 3.38%, 01/18/16	200,000	296,212
Insurance (0.1%)
Willis Group Holdings PLC (USD), 4.13%, 03/15/16	40,000	40,580
		336,792
SPAIN (1.9%)
Commercial Banks (1.2%)
Caja Ahorros de Gipozkoa y San Sebastian (EUR), 4.38%, 11/05/14	100,000	144,216
Caja de Ahorros y Monte de Piedad de Madrid (EUR), 3.50%, 03/14/13	150,000	217,590
Santander Issuances SA Unipersonal (GBP), EMTN, 5.75%, 01/31/13 (a)(c)	50,000	80,733
		442,539
Electric Utilities (0.4%)
Iberdrola Finanzas SAU (EUR), EMTN, 4.63%, 04/07/17	100,000	149,125
Insurance (0.1%)
Mapfre SA (EUR), 5.92%, 07/24/17 (a)(c)	50,000	62,029
Wireless Telecommunication Services (0.2%)
Telefonica Emisiones SAU (EUR), EMTN, 5.50%, 04/01/16	50,000	78,342
		732,035
SUPRANATIONAL (0.2%)
Supranational (0.2%)
European Investment Bank (EUR), EMTN, 4.00%, 04/15/30	50,000	72,250
SWEDEN (1.1%)
Commercial Banks (1.1%)
Nordea Bank AB (EUR), EMTN, 6.25%, 09/10/13 (a)(c)	100,000	155,035
Skandinaviska Enskilda Banken AB
(GBP), 6.63%, 07/09/14	100,000	184,572

	Shares or Principal Amount	Value
(EUR), 2.63%, 10/16/17	$50,000	$69,531
		409,138
UNITED KINGDOM (6.5%)
Commercial Banks (3.2%)
Abbey National Treasury Services PLC
(USD), 3.88%, 11/10/14 (b)	100,000	102,011
(EUR), EMTN, 3.63%, 10/05/17	100,000	141,153
Barclays Bank PLC
(GBP), EMTN, 8.25%, 12/15/18 (a)(d)	70,000	120,432
(EUR), EMTN, 6.00%, 01/14/21	50,000	72,854
HSBC Capital Funding LP/Jersey Channel Islands (EUR), 5.37%, 03/24/14 (a)(d)	50,000	72,762
Lloyds, TSB Bank PLC
(EUR), EMTN, 4.13%, 04/06/16	100,000	148,245
(GBP), EMTN, 6.75%, 10/24/18	50,000	91,351
(EUR), EMTN, 6.50%, 03/24/20	50,000	72,632
Royal Bank of Scotland Group PLC (EUR), EMTN, 5.25%, 05/15/13	100,000	152,800
Royal Bank of Scotland PLC
(EUR), EMTN, 4.00%, 03/15/16	100,000	147,478
(EUR), EMTN, 6.93%, 04/09/18	50,000	74,891
		1,196,609
Diversified Financial Services (1.7%)
Coventry Building Society (GBP), EMTN, 2.00%, 04/05/12 (e)	100,000	168,325
Nationwide Building Society
(EUR), EMTN, 3.75%, 01/20/15	50,000	72,550
(EUR), 6.75%, 07/22/20	60,000	90,379
(EUR), EMTN, 4.63%, 02/08/21	100,000	147,505
Network Rail Infrastructure Finance PLC (GBP), EMTN, 2.50%, 03/07/14 (e)	100,000	169,374
		648,133
Food & Staples (0.4%)
Tesco PLC (EUR), EMTN, 5.88%, 09/12/16	100,000	164,374
Insurance (0.3%)
Aviva PLC (EUR), 5.70%, 09/29/15 (a)(d)	80,000	107,530
Oil, Gas & Consumable Fuels (0.5%)
BP Capital Markets PLC
(USD), 3.20%, 03/11/16	55,000	55,447
(USD), 4.50%, 10/01/20	35,000	35,274
Ensco PLC
(USD), 3.25%, 03/15/16	55,000	55,529
(USD), 4.70%, 03/15/21	50,000	50,481
		196,731
Water Utility (0.4%)
Thames Water Utilities Cayman Finance Ltd. (EUR), EMTN, 3.25%, 11/09/16	50,000	72,036
United Utilities Water PLC (EUR), EMTN, 4.25%, 01/24/20	60,000	87,959
		159,995
		2,473,372

See accompanying notes to financial statements.

2011 Semiannual Report

19

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
UNITED STATES (1.0%)
Commercial Banks (0.8%)
Bank of America Corp., Series 169 (EUR), EMTN, 4.75%, 05/23/12 (a)(c)	$50,000	$71,005
Citigroup, Inc. (EUR), EMTN, 7.38%, 09/04/19	50,000	85,144
SG Capital Trust III (EUR), 5.42%, 11/10/13 (a)(d)	100,000	139,228
		295,377
Specialty Retail (0.2%)
Wal-Mart Stores, Inc. (EUR), 4.88%, 09/21/29	50,000	75,574
		370,951
Total Foreign Non-Government Bonds		7,187,035
MUNICIPAL BONDS (1.6%)
UNITED STATES (1.6%)
CALIFORNIA (0.2%)
Bay Area Toll Authority California Revenue Bonds (Build America Bonds) (USD), 7.04%, 04/01/50	25,000	26,240
San Diego County California Regional Transportation Commission Sales Tax Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	60,000	61,441
		87,681
GEORGIA (0.2%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/57	55,000	52,316
ILLINOIS (0.5%)
Chicago Illinois Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	55,000	52,382
Illinois State Toll Highway Authority Revenue Bonds (Build America Bonds) (USD), 5.85%, 12/01/34	55,000	51,995
State of Illinois (USD), 5.67%, 03/01/18	90,000	93,803
		198,180
NEW JERSEY (0.1%)
New Jersey State Turnpike Authority Turnpike Revenue (Build America Bonds) (USD), 7.10%, 01/01/41	40,000	45,075
NEW YORK (0.4%)
Metropolitan Transportation Authority Revenue Bonds (Build America Bonds) (USD), 6.09%, 11/15/40	55,000	55,869
New York City Municipal Water Finance Authority Water & Sewer Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/43	40,000	39,125
Port Authority of New York & New Jersey (USD), 6.04%, 12/01/29	65,000	68,906
		163,900

	Shares or Principal Amount	Value
OHIO (0.2%)
American Municipal Power-Ohio, Inc. (Build America Bonds) (USD), 7.83%, 02/15/41	$55,000	$64,847
		611,999
Total Municipal Bonds		611,999
OTHER DOMESTIC GOVERNMENT BONDS (36.0%)
AUSTRALIA (0.8%)
Australia Government Bond, Series 120 (AUD), 6.00%, 02/15/17	265,000	300,621
AUSTRIA (0.4%)
Austria Government Bond, Series 976 (EUR), 6.25%, 07/15/27	90,000	169,237
BELGIUM (0.6%)
Belgium Government Bond, Series 61 (EUR), 4.25%, 09/28/21	160,000	237,192
CANADA (2.6%)
Canadian Government Bond
(CAD), 5.00%, 06/01/14	425,000	487,882
(CAD), 4.00%, 06/01/17	150,000	169,388
Series WL43 (CAD), 5.75%, 06/01/29	260,000	350,205
		1,007,475
DENMARK (0.2%)
Denmark Government Bond (DKK), 4.50%, 11/15/39	300,000	68,112
FRANCE (1.3%)
France Government Bond OAT
(EUR), 2.50%, 10/25/20	300,000	406,878
(EUR), 5.50%, 04/25/29	41,673	73,521
		480,399
GERMANY (2.3%)
Bundesobligation
Series 152 (EUR), 3.50%, 04/12/13	20,000	30,580
Series 159 (EUR), 2.00%, 02/26/16	50,000	71,947
Bundesrepublik Deutschland
Series 03 (EUR), 4.25%, 01/04/14	13,000	20,366
Series 06 (EUR), 4.00%, 07/04/16	5,000	7,884
(EUR), 2.50%, 01/04/21	230,000	321,045
Series 98 (EUR), 4.75%, 07/04/28	171,674	286,535
State of Baden-Wurttemberg, Series 87 (EUR), 3.25%, 01/22/14	100,000	151,285
		889,642
ITALY (2.8%)
Buoni Poliennali Del Tesoro
(EUR), 3.75%, 08/01/15	260,000	386,004
(EUR), 4.75%, 09/01/21	200,000	295,371
(EUR), 5.00%, 09/01/40	270,000	370,869
		1,052,244

See accompanying notes to financial statements.

Semiannual Report 2011

20

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
JAPAN (15.3%)
Japan Government 10 Year Bond
Series 275 (JPY), 1.40%, 12/20/15	$70,000,000	$900,331
Series 297 (JPY), 1.40%, 12/20/18	33,000,000	423,707
Japan Government 20 Year Bond, Series 62 (JPY), 0.80%, 06/20/23	115,000,000	1,321,653
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/33	30,000,000	306,643
Series 30 (JPY), 2.30%, 03/20/39	25,000,000	319,106
Japan Government 5 Year Bond, Series 81 (JPY), 0.80%, 03/20/14	204,000,000	2,554,936
		5,826,376
NETHERLANDS (0.9%)
Netherlands Government Bond (EUR), 4.50%, 07/15/17	210,000	336,220
POLAND (0.3%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/15	310,000	116,212
SINGAPORE (3.3%)
Singapore Government Bond (SGD), 3.63%, 07/01/14	1,400,000	1,249,124
SPAIN (1.5%)
Instituto de Credito Oficial (GBP), EMTN, 4.50%, 03/07/13 (e)	30,000	50,635
Spain Government Bond
(EUR), 5.50%, 04/30/21	330,000	496,551
(EUR), 4.70%, 07/30/41	30,000	36,929
		584,115
SWEDEN (1.0%)
Swedish Government Bond, Series 1046 (SEK), 5.50%, 10/08/12	2,100,000	362,937
UNITED KINGDOM (2.7%)
United Kingdom Gilt
(GBP), 4.25%, 09/07/39	230,000	388,856
(GBP), 4.25%, 12/07/49	110,000	188,075
United Kingdom Treasury Gilt
(GBP), 2.75%, 01/22/15	130,000	222,780
(GBP), 5.00%, 03/07/25	120,000	224,381
		1,024,092
Total Other Domestic Government Bonds		13,703,998
U.S. AGENCIES MORTGAGE BACKED (11.9%)
UNITED STATES (11.9%)
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/20	65,387	71,143
Series 3715, Class PC (USD), 4.50%, 08/15/28 (c)	40,000	39,289
Series 3755, Class ML (USD), 5.50%, 06/15/29	34,208	37,667
Pool # C91293 (USD), 5.00%, 03/01/30	97,250	103,352
Series 3722, Class DW (USD), 4.00%, 09/15/30	70,000	65,116

	Shares or Principal Amount	Value
Series 3735, Class DW (USD), 4.00%, 10/15/30	$70,000	$64,846
Series 3755, Class MU (USD), 4.00%, 11/15/30	40,000	37,338
Series 2754, Class PD (USD), 5.00%, 11/15/32	65,000	69,967
Series 2532, Class PH (USD), 5.50%, 12/15/32	60,000	65,882
Series 2844, Class PD (USD), 5.00%, 12/15/32	55,000	59,225
Series 2836, Class EG (USD), 5.00%, 12/15/32	85,000	91,499
Series 2931, Class JE (USD), 5.00%, 03/15/33	95,000	102,365
Series 2827, Class TE (USD), 5.00%, 04/15/33	85,000	91,641
Series 2941, Class XD (USD), 5.00%, 05/15/33	130,000	140,047
Series 2864, Class PE (USD), 5.00%, 06/15/33	85,000	91,541
Series 2968, Class MD (USD), 5.50%, 12/15/33	105,000	115,117
Series 3036, Class ND (USD), 5.00%, 05/15/34	105,000	112,962
Series 3113, Class QD (USD), 5.00%, 06/15/34	110,000	118,362
Series 3659, Class VG (USD), 5.00%, 09/15/34	45,000	47,502
Series 3074, Class WJ (USD), 5.00%, 10/15/34	85,000	91,435
Series 2987, Class KG (USD), 5.00%, 12/15/34	30,000	32,298
Pool # 1J0867 (USD), 3.22%, 01/01/38 (a)	47,331	49,857
Pool # A94362 (USD), 4.00%, 10/01/40	54,024	53,799
Series 3789, Class PD (USD), 4.00%, 11/15/40	35,000	34,391
Pool # G06181 (USD), 4.50%, 12/01/40	78,785	81,420
Pool # A95803 (USD), 4.00%, 12/01/40	49,700	49,446
Pool # A95289 (USD), 4.00%, 12/01/40	89,256	88,829
Pool # A97068 (USD), 4.50%, 02/01/41	59,839	61,565
Federal National Mortgage Association
Pool # 685200 (USD), 5.00%, 03/01/18	127,332	136,990
Pool # 890206 (USD), 5.50%, 10/01/21	73,390	79,816
Series 2011-34, Class VA (USD), 4.00%, 06/25/22	29,821	31,072
Series 2011-32, Class VG (USD), 4.00%, 02/25/24	69,651	70,783
Pool # 993565 (USD), 4.00%, 04/01/24	38,111	39,558
Pool # 930768 (USD), 4.00%, 03/01/29	49,304	50,116
Pool # MA0096 (USD), 4.50%, 06/01/29	63,821	66,684
Series 2006-63, Class QE (USD), 5.50%, 11/25/32	110,000	118,632
Series 2005-12, Class JE (USD), 5.00%, 09/25/33	60,000	64,536
Series 2005-14, Class ME (USD), 5.00%, 10/25/33	80,000	86,115
Series 2005-101, Class ND (USD), 5.00%, 06/25/34	130,000	139,711
Series 2006-65, Class TE (USD), 5.50%, 05/25/35	80,000	88,677
Pool # 868691 (USD), 6.00%, 04/01/36	84,050	92,193
Pool # 888367 (USD), 7.00%, 03/01/37	45,416	52,017
Series 2009-86, Class PC (USD), 5.00%, 03/25/37	130,000	139,721
Pool # 995199 (USD), 6.00%, 05/01/37	38,956	42,815
Pool # 950300 (USD), 6.00%, 08/01/37	37,711	41,447
Pool # 959642 (USD), 6.00%, 11/01/37	32,937	36,231
Pool # 960128 (USD), 6.00%, 11/01/37	43,142	47,241
Pool # 966202 (USD), 6.00%, 12/01/37	67,801	74,243
Pool # 995149 (USD), 6.50%, 10/01/38	77,588	87,433
Pool # 890149 (USD), 6.50%, 10/01/38	44,855	50,522
Pool # 890234 (USD), 6.00%, 10/01/38	64,589	70,927
Pool # 995228 (USD), 6.50%, 11/01/38	65,790	74,096
Series 2010-56, Class BD (USD), 5.00%, 12/25/38	50,000	53,322
Pool # 890101 (USD), 6.00%, 02/01/39	32,909	36,201
Series 2011-37, Class LP (USD), 4.50%, 11/25/39	70,000	73,254
Series 2011-2, Class PD (USD), 4.00%, 12/25/39	60,000	58,987
Series 2011-31, Class PB (USD), 4.00%, 01/25/40	45,000	43,282
Pool # AE8388 (USD), 4.50%, 11/01/40	29,762	30,665
Pool # AE9107 (USD), 4.50%, 11/01/40	34,760	35,814
Pool # AE8748 (USD), 4.00%, 12/01/40	114,126	113,829
Pool # AM2708 (USD), 4.50%, 03/01/41	75,000	78,610
(USD), TBA, 6.50%, 05/01/41	45,000	50,611

See accompanying notes to financial statements.

2011 Semiannual Report

21

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Series 2009-85, Class LC (USD), 4.50%, 10/25/49	$30,000	$31,467
Government National Mortgage Association
Series 2011-45, Class VE (USD), 4.50%, 04/20/22	49,708	52,888
Series 2009-13, Class ND (USD), 4.50%, 02/16/33	16,795	17,802
		4,526,209
Total U.S. Agencies Mortgage Backed		4,526,209
U.S. TREASURY OBLIGATIONS (7.0%)
UNITED STATES (7.0%)
U.S. Treasury Bonds (USD), 4.25%, 11/15/40	435,000	422,902
U.S. Treasury Notes
(USD), 0.75%, 03/31/13	1,404,000	1,408,717
(USD), 1.25%, 04/15/14	378,000	380,687
(USD), 2.25%, 03/31/16	229,000	232,364
(USD), 2.88%, 03/31/18	45,000	45,633
(USD), 3.63%, 02/15/21	170,000	174,622
		2,664,925
Total U.S. Treasury Obligations		2,664,925
YANKEE DOLLARS (0.1%)
UNITED KINGDOM (0.1%)
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/17 (b)	25,000	28,306
Total Yankee Dollars		28,306
REPURCHASE AGREEMENT (1.7%)
UNITED STATES (1.7%)
State Street Bank, 0.01%, dated 04/29/11, due 05/02/11, repurchase price $6,44,001, collateralized by U.S. Treasury Note, maturing 2/15/13; total market value of $661,375	644,000	644,000
Total Repurchase Agreement		644,000
Total Investments (Cost $34,952,115) (f)—97.7%		37,170,997

Other assets in excess of liabilities—2.3%		874,781
Net Assets—100.0%		$38,045,778

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2011.
(b)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At April 30, 2011, the aggregate market value of these securities amounted to $2,479,509, representing 6.52% of net assets.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(e)	This security is government guaranteed.
(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Kroner
EMTN	Euro Medium Term Note
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
TWD	New Taiwanese Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Semiannual Report 2011

22

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

At April 30, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
German Euro BOBL Future	JPMorgan Chase	17	06/08/11	$(7,229)
German Euro Bond Futures	Credit Suisse First Boston	(33)	06/08/11	9,151
German Euro Bund Future	JPMorgan Chase	(4)	06/08/11	(1,818)
Japan Government 10 Year Bond Mini Future	JPMorgan Chase	9	06/08/11	13,292
United States Treasury Note 6%-5 year	JPMorgan Chase	(19)	06/30/11	(22,009)
				$(8,613)

At April 30, 2011, the Fund’s open forward foreign currency exchange contracts* were as follows:

Purchase Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar/United States Dollar 07/21/11	Barclays Bank PLC	CAD	34,000	USD	35,000	$35,868	$868
Czech Koruna/United States Dollar 07/21/11	Barclays Bank PLC	CZK	950,000	USD	55,673	58,149	2,476
Danish Krone/United States Dollar 07/21/11	Royal Bank of Scotland	DKK	589,000	USD	111,823	116,774	4,951
Euro/United States Dollar 07/21/11	Barclays Bank PLC	EUR	16,000	USD	22,660	23,646	986
07/21/11	Citibank N.A.	EUR	520,000	USD	756,211	768,486	12,275
07/21/11	Deutsche Bank AG	EUR	260,000	USD	368,243	384,243	16,000
07/21/11	Royal Bank of Canada	EUR	400,000	USD	583,972	591,142	7,170
Hungarian Forint/United States Dollar 07/21/11	Barclays Bank PLC	HUF	9,260,000	USD	48,392	51,415	3,023
Japanese Yen/United States Dollar 07/21/11	Deutsche Bank AG	JPY	109,727,000	USD	1,333,523	1,353,272	19,749
Malaysian Ringgit/United States Dollar 06/03/11	JPMorgan Chase	MYR	280,000	USD	91,653	94,676	3,023
Mexican Nuevo Peso/United States Dollar 07/21/11	Citibank N.A.	MXN	6,615,000	USD	556,846	570,561	13,715
New Taiwan Dollar/United States Dollar 06/03/11	JPMorgan Chase	TWD	4,250,000	USD	143,824	149,268	5,444
New Zealand Dollar/United States Dollar 07/21/11	Citibank N.A.	NZD	49,000	USD	38,312	39,440	1,128
Norwegian Krone/United States Dollar 07/21/11	Royal Bank of Scotland	NOK	321,000	USD	57,988	60,898	2,910
Polish Zloty/United States Dollar 07/21/11	Citibank N.A.	PLN	60,000	USD	21,168	22,437	1,269
South Korean Won/United States Dollar 06/03/11	JPMorgan Chase	KRW	423,000,000	USD	374,668	395,882	21,214
						4,716,157	116,201
Sale Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 07/21/11	Barclays Bank PLC	USD	629,997	AUD	608,000	$659,773	$(29,776)
United States Dollar/British Pound 07/21/11	Barclays Bank PLC	USD	320,450	GBP	198,000	330,385	(9,935)
United States Dollar/Chilean Peso 06/03/11	Citibank N.A.	USD	435,529	CLP	209,141,000	452,608	(17,079)

See accompanying notes to financial statements.

2011 Semiannual Report

23

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro 07/21/11	Barclays Bank PLC	USD	359,849	EUR	246,000	$363,553	$(3,704)
07/21/11	Goldman Sachs	USD	363,047	EUR	246,000	363,553	(506)
07/21/11	UBS AG	USD	763,683	EUR	528,000	780,308	(16,625)
United States Dollar/Singapore Dollar 07/21/11	Citibank N.A.	USD	1,120,323	SGD	1,399,000	1,142,969	(22,646)
United States Dollar/South African Rand 07/21/11	Citibank N.A.	USD	297,554	ZAR	2,069,000	311,701	(14,147)
United States Dollar/Swedish Krona 07/21/11	Deutsche Bank AG	USD	866,883	SEK	5,514,000	908,625	(41,742)
United States Dollar/Swiss Franc 07/21/11	Barclays Bank PLC	USD	493,071	CHF	443,000	512,375	(19,304)
						$5,825,850	$(175,464)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Semiannual Report 2011

24

Aberdeen Tax-Free Income Fund (Unaudited)

Effective February 28, 2011, Aberdeen Asset Management Inc. assumed the day-to-day responsibilities for managing the Fund from the subadviser, Credit Suisse Asset Management.

The Aberdeen Tax-Free Income Fund (Class A shares at NAV) returned –1.48% for the semiannual period ended April 30, 2011, versus the –1.68% return of its benchmark, the Barclays Capital Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 268 funds) was –2.95% for the period.

New-issue volumes were very heavy at the beginning of the semiannual period in November and December 2010, leading to a sharp decline in the Barclays Capital Municipal Bond Index. The heavy volume was due to the imminent year-end expiration of the Build America Bond program and other American Recovery and Reinvestment Act programs initiated by the Obama administration in 2009. In contrast, new issuance for the first four months of 2011 was less than half of the total for the same period in 2010, with supply expectations continually adjusted downward. Municipal bond market secondary volumes were also very light. The reduction in expected new-issue supply was a big contributor to the market’s strong performance in the first four months of this year.

Headline inflation strengthened late in the first quarter of 2011, with core measures slowly rising. The market continued to question more openly whether the Federal Reserve will tighten sooner than expected. A public debate began to build between the “doves” and “hawks” within the Fed. The Federal Reserve’s announced plan to discontinue its second round of quantitative easing (QE2) at the end of June briefly contributed to higher interest rates in February. However, new concerns over lackluster growth in the second half of 2011 soon caused interest rates to reverse despite the imminent expiration of QE2.

Aberdeen’s fixed income investment process

We employ an investment process based on bottom-up, relative-value security selection. The goal of this process is to identify securities that we believe are “mispriced” in the market. Our portfolio managers continuously monitor the available investment universe in their sectors. We calculate an intrinsic value for each security considered for purchase, based on our analysis of fundamental credit, structure and liquidity characteristics. We then compare our independent valuation to the value assigned by the market. Bonds trading below our intrinsic value are purchase candidates, which are then vetted by the team to identify those that we believe present the most compelling relative value. When bonds in the portfolio reach their intrinsic value, we endeavor to replace them with bonds that we feel offer more compelling value while maximizing the tax-free nature of the Fund’s return for investors. We believe that, over the long term, this strategy can help to reduce volatility, enhance performance and act as the anchor to a portfolio.

In our view, the pure bottom-up security selection process that we employ naturally diversifies our investment decision making such that positions are generally less correlated and, therefore, generally help to control risk through most market environments. The Fund is not leveraged to an in-house macroeconomic view, as our process is free of the forecasting inherent in top-down portfolio management. We believe that our strong sell discipline generally has functioned as an effective risk management tool.

Outlook

We feel that the municipal new-issue calendar will expand for the remainder of 2011. However, we anticipate that it will remain very light by historical standards as issuers seek to balance tight budgets and reign in spending. As tax-exempt investor portfolios enter the summer months, there will also be a meaningful amount of cash available to be put to work. We believe these two dynamics will be supportive of the tax-exempt market in the near term.

Furthermore, municipal credit most likely will continue to be a focus as many issuers will be faced with difficult budgetary decisions. Nonetheless, we believe the vast majority of issuers maintain the necessary tools to achieve a structural balance. We anticipate that there will be isolated instances of severe stress such as that seen in Harrisburg, Pennsylvania and Central Falls, Rhode Island, but in our view, we do not expect a systemic municipal credit crisis as some market observers have portrayed.

As the economy limps through this recovery period, the slow growth will generate minor headwinds. As a result, we believe many municipal issuers will take several years to achieve pre-recessionary financial metrics. While broad measures of the economy may reflect a reasonable economic upturn, upon further in-depth analysis, it appears that the improvement is certainly more fragmented across the country. We feel that this inconsistent recovery within the municipal sector will provide various opportunities for the astute investor. We have positioned the Fund with what we feel is the necessary flexibility to allow for this opportunistic investing. At the end of the period, the Fund’s largest exposures were in general obligation bonds, education, and prerefunded bonds. Additionally, more than 90% of the portfolio’s holdings is rated AA or higher. We will seek to take advantage of opportunities for additional value as they present themselves in an effort to achieve the Fund’s investment objective.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

2011 Semiannual Report

25

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate risk, credit risk, prepayment and call risk.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

26

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(1.48%	)	2.03%		3.53%	4.11%
	w/SC3	(5.67%	)	(2.29%	)	2.64%	3.66%
Class C2,6	w/o SC	(1.66%	)	1.38%		2.81%	3.39%
	w/SC4	(2.62%	)	0.39%		2.81%	3.39%
Class D	w/o SC	(1.26%	)	2.38%		3.83%	4.39%
	w/SC5	(5.72%	)	(2.23%	)	2.88%	3.91%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Tax-Free Predecessor Fund”). The Fund and the Tax-Free Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns prior to the inception of Class C shares (September 4, 2003) is based on the performance of the Tax-Free Predecessor Fund’s Class D shares through March 1, 2001 and the Tax-Free Predecessor Fund’s Class Y shares from March 2, 2001 through September 4, 2003. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
3	A 4.25% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	A 4.50% front-end sales charge was deducted.
6	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

2011 Semiannual Report

27

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Municipal Bonds	98.1%
Repurchase Agreement	0.7%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B	5.6%
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity	4.6%
Pennsylvania Turnpike Commission Revenue Bonds, Series A	3.9%
University of California Revenue Bonds, Series Q	3.1%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund)	2.5%
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity	2.4%
Oneida County Industrial Development Agency Revenue Bonds, (Hamilton College Civic Facilities)	2.4%
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series V	2.3%
California State University Revenue Bonds, Series A	2.2%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A	2.1%
Other	68.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Top States
Texas	26.0%
California	13.2%
New York	9.4%
Massachusetts	7.6%
Washington	7.1%
Pennsylvania	5.7%
Indiana	4.6%
Georgia	4.5%
New Jersey	3.6%
Connecticut	2.6%
Other	15.7%
100.0%

Semiannual Report 2011

28

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (98.1%)
ALABAMA (1.5%)
Auburn University Revenue Bonds, Prerefunded, Series A, 5.50%, 06/01/18	$1,685,000	$1,691,622
ARIZONA (1.8%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 07/01/22	1,900,000	2,071,741
CALIFORNIA (13.2%)
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/39	1,000,000	1,012,420
California State University Revenue Bonds, Series A, 5.00%, 11/01/30	2,600,000	2,533,648
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/25	1,000,000	1,078,860
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project), Series A, 5.00%, 10/01/22	1,300,000	1,338,558
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/39	500,000	509,155
Portola Valley School District General Obligation Unlimited Bonds, 5.00%, 08/01/29	1,000,000	1,038,930
San Francisco City & County Public Utilities Commission Water Revenue Bonds, Sub Series F, 5.00%, 11/01/24	300,000	321,783
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/26	465,000	478,462
State of California General Obligation Unlimited Bonds, 5.00%, 03/01/26	2,000,000	2,034,140
State of California General Obligation Unlimited Bonds, Series A, 5.00%, 07/01/22	1,100,000	1,168,134
University of California Revenue Bonds, Series Q, 5.25%, 05/15/29	3,320,000	3,509,572
		15,023,662
CONNECTICUT (2.6%)
City of Harford General Obligation Unlimited Bonds, Series A
5.00%, 08/15/15	100,000	112,816
5.00%, 08/15/16	1,870,000	2,131,632
University of Connecticut Revenue Bonds (Student Fee), Series A, 5.00%, 11/15/25	700,000	759,647
		3,004,095
GEORGIA (4.5%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/21	500,000	568,415
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/28	100,000	107,421
Georgia Local Government Certificate of Participation (Grantor Trust), Series A, 4.75%, 06/01/28	950,000	849,404

	Shares or Principal Amount	Value
Municipal Electric Authority of Georgia Revenue Bonds, Escrowed to Maturity, Series V, 6.60%, 01/01/18	$465,000	$556,772
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series V, 6.60%, 01/01/18	55,000	63,209
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series V, 6.60%, 01/01/18	2,230,000	2,584,280
Private College & Universities Authority Revenue Bonds (Emory University Project), Series C, 5.00%, 09/01/17	380,000	439,094
		5,168,595
ILLINOIS (2.1%)
Illinois Finance Authority Revenue Bonds (University of Chicago), Series A, 5.00%, 07/01/27	1,165,000	1,192,576
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,176,350
		2,368,926
INDIANA (4.6%)
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity, 9.00%, 01/01/15	4,470,000	5,257,346
LOUISIANA (0.5%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/24	540,000	579,523
MASSACHUSETTS (7.6%)
Commonwealth of Massachusetts General Obligation Limited Bond, Series D, 5.50%, 08/01/19	1,000,000	1,200,700
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Series D
5.50%, 10/01/16	1,000,000	1,189,850
5.50%, 10/01/18	2,000,000	2,403,420
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Harvard University), Series A, 5.00%, 12/15/29	2,000,000	2,156,540
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Tufts University), Series M, 5.25%, 02/15/22	1,500,000	1,758,990
		8,709,500
MICHIGAN (2.5%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/20	900,000	983,079
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), Partially Prerefunded, 6.25%, 11/01/12	1,855,000	1,896,014
		2,879,093
MINNESOTA (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/29	500,000	538,835

See accompanying notes to financial statements.

2011 Semiannual Report

29

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MISSISSIPPI (1.0%)
Mississippi Development Bank Special Obligation Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	$1,000,000	$1,118,500
NEW HAMPSHIRE (1.8%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/39	1,000,000	1,032,490
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/23	1,000,000	1,074,010
		2,106,500
NEW JERSEY (3.6%)
New Jersey Economic Development Authority Revenue Bonds, Series BB, 5.25%, 09/01/24	2,000,000	2,059,640
New Jersey State Turnpike Authority Revenue Bonds, Escrowed to Maturity, Series C, 6.50%, 01/01/16	790,000	882,857
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,126,350
		4,068,847
NEW YORK (9.4%)
New York City Transitional Finance Authority Revenue Bonds, Series D, 5.00%, 02/01/23	2,000,000	2,086,720
New York Local Government Assistance Corp. Revenue Bonds, Series E, 6.00%, 04/01/14	945,000	1,028,944
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/39	2,500,000	2,448,050
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/23	1,160,000	1,329,638
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/27	2,565,000	2,701,997
Tompkins County Industrial Development Agency (Cornell University Civic Facilities), 5.25%, 07/01/30	1,000,000	1,068,110
		10,663,459
NORTH CAROLINA (0.3%)
North Carolina Housing Finance Agency Revenue Bonds (Single Family), Series AA, 6.25%, 03/01/17	310,000	310,037
PENNSYLVANIA (5.7%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/19	800,000	930,504
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/29	4,100,000	4,410,042
Unionville-Chadds Ford School District General Obligation Limited Bonds, Series A, 5.00%, 06/01/22	1,000,000	1,118,120
		6,458,666

	Shares or Principal Amount	Value
SOUTH CAROLINA (1.8%)
City of Greenville Revenue Bonds, Prerefunded, 5.25%, 02/01/16	$1,685,000	$1,747,766
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/30	350,000	361,347
		2,109,113
TEXAS (26.0%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/30	1,575,000	1,627,416
City of Houston General Obligation Limited, Prerefunded, Series A-1, 5.00%, 03/01/19	1,000,000	1,081,450
City of Houston General Obligation Limited, Unrefunded, Series A-1, 5.00%, 03/01/19	340,000	354,997
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/20	1,500,000	1,628,355
City of San Antonio Revenue Bonds, 5.00%, 05/15/25	1,000,000	1,027,960
City of Wichita Falls Revenue Bonds, Prerefunded, 5.375%, 08/01/19	1,250,000	1,265,462
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/36	2,000,000	2,011,520
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity, 5.00%, 02/15/18	2,300,000	2,728,996
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B, 5.75%, 07/01/27	5,325,000	6,368,700
Lower Colorado River Authority Revenue Bonds, Escrowed to Maturity, Series B, 6.00%, 01/01/17	1,245,000	1,511,617
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/16	500,000	521,095
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2,500,000	2,797,525
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/18	1,050,000	1,250,099
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/27	1,500,000	1,590,330
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/25	2,065,000	2,260,514
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/26	500,000	509,465
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/28	1,000,000	1,035,100
		29,570,601
WASHINGTON (7.1%)
City of Seattle Revenue Bonds 4.50%, 08/01/19	1,000,000	1,049,120
5.00%, 02/01/26	1,000,000	1,062,770

See accompanying notes to financial statements.

Semiannual Report 2011

30

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
County of King General Obligation Limited Bonds, 5.00%, 01/01/25	$2,000,000	$2,146,000
State of Washington General Obligation Unlimited Bonds, Series C, 5.00%, 01/01/26	200,000	212,300
State of Washington General Obligation Unlimited Bonds, Series D, 5.00%, 01/01/24	1,250,000	1,326,025
State of Washington General Obligation Unlimited Bonds, Series R-2010A, 5.00%, 01/01/22	2,000,000	2,244,160
		8,040,375
Total Municipal Bonds		111,739,036
REPURCHASE AGREEMENT (0.7%)
UNITED STATES (0.7%)
State Street Bank, 0.01%, dated 04/29/11, due 05/02/11, repurchase price $858,001, collateralized by U.S. Treasury Note, maturing 02/15/13; total market value of $880,138	858,000	858,000
Total Repurchase Agreement		858,000
Total Investments (Cost $107,763,232) (a)—98.8%		112,597,036

Other assets in excess of liabilities—1.2%		1,311,530
Net Assets—100.0%		$113,908,566

(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows: (Unaudited)

Classification	Percent	Value
General Obligation	26.6%	$29,986,194
Higher Education	23.1%	25,995,184
Transportation	12.8%	14,443,275
General	8.2%	9,214,326
Water	7.5%	8,392,654
Medical	7.2%	8,127,690
Power	5.1%	5,764,998
School District	4.8%	5,364,508
Education	2.7%	3,072,060
Development	0.9%	1,068,110
Single Family Housing	0.3%	310,037
Cash	0.8%	858,000
	100.0%	$112,597,036

See accompanying notes to financial statements.

2011 Semiannual Report

31

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Institutional shares) returned 0.34% from the date of its inception on November 30, 2010, to April 30, 2011, versus the 0.27% return of its benchmark, the Bank of America Merrill Lynch 1 Year Treasury Bill Index. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligations Funds (consisting of 71 funds) was 0.54% for the period.

Despite serious macroeconomic and geopolitical events that led to stretches of volatility, all of the non-U.S. Treasury sectors of the bond market outperformed their Treasury counterparts for the reporting period. The staggering natural and nuclear disasters in Japan, the ongoing credit crises in the Eurozone peripheral markets, and turmoil in the Middle East and North Africa, which caused a spike in oil prices, all weighed on risk assets. Higher oil prices are causing both inflation and growth concerns in terms of the potential to slow consumer spending. In addition, investors worried about the potential impact on global growth from policy tightening seen in developing markets (particularly China) to address inflation concerns. However, strong fundamentals, continued evidence of a self-sustaining recovery, strong liquidity conditions and healthy risk appetites prevailed. The yield on the three-month Treasury bill declined from 0.12% to 0.04% during the semiannual period, while the one-year bill was flat at 0.22%. This resulted in steepened yield curve, as the yield on the 10-year note rose 0.69 basis points to 3.32%.

An overweight versus the benchmark in investment-grade corporate bonds enhanced the Fund’s relative performance for the semiannual period. Strong corporate earnings, positive fundamentals and increased demand relative to supply in the market all contributed to the tightening of corporate credit spreads versus Treasuries. Financials was the best-performing corporate sector as improved capital ratios and a decline in non-performing loans eased investor concerns. Financial issues were the biggest contributors to the Fund’s excess return relative to Treasuries during the reporting period as the sector was our second-largest overweight. Overall, we remain positive on investment-grade corporate debt as we feel that improving growth may underpin healthier corporate balance sheets and further compress credit spreads. In addition, we believe that valuations remain attractive with the yield spread for the Bank of America Merrill Lynch 1-3 Year Corporate Index averaging 102 basis points over Treasuries. Other positive contributors to Fund performance included modest overweights to credit card and auto asset-backed securities.

There were no areas which detracted from Fund performance. Our positions in U.S. Treasury and government-related debt performed in line with the benchmark. Our allocation to these conservative and relatively lower-yielding sectors were part of our overall strategy of maintaining a high level of liquidity and minimizing fluctuations in the Fund’s net asset value (NAV).

During the period, we increased the Fund’s exposure to floating-rate debt as absolute yield levels remained historically low. Consequently, any significant increase in interest rates should not have a negative impact on our floating rate-holdings. Although we do not believe that the Federal Reserve will raise short-term interest rates this year, we are aware that the federal funds rate will have to rise eventually; therefore, we have positioned our floating-rate exposure accordingly. In addition, $220 billion in floating-rate corporate debt was issued during the first four months of 2011. New floating-rate corporate securities have been priced at relatively inexpensive levels relative to their existing debt in order to entice investors to purchase the bonds. We have taken advantage of this opportunity to add to our holdings in the sector, which has enhanced Fund performance.

At the end of the semiannual period, the Fund’s largest absolute sector weightings included corporate bonds, U.S. agency securities, U.S. Treasuries, and asset-backed securities. The portfolio’s yield-to-maturity was 0.99% and the average duration stood at 0.92 years.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk. The Fund may invest in futures, which may present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the future is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

32

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For period ended April 30, 2011)		Inception†1
Institutional Class[2]	w/o SC	0.34%

†	Not annualized
1	Fund commenced operations on November 30, 2010.
2	Not subject to any sales charges.

2011 Semiannual Report

33

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is an unmanaged index tracking 1-year U.S. government securities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

April 30, 2011 (Unaudited)

Asset Allocation
Corporate Bonds	46.0%
U.S. Agencies Mortgage Backed	23.0%
Foreign Non-Government Bonds	10.8%
Asset-Backed Securities	8.4%
U.S. Treasury Obligations	7.7%
Commercial Paper	3.3%
Municipal Bonds	0.5%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries
Commercial Banks	16.0%
Diversified Financial Services	9.9%
Electric Utilities	4.9%
Pharmaceuticals	3.2%
Oil, Gas & Consumable Fuels	2.9%
Insurance	2.6%
Diversified Telecommunication Services	2.6%
Food Products	1.6%
Specialty Retail	1.4%
Gas Utilities	1.3%
Other	53.6%
100.0%

Top Holdings
Federal National Mortgage Association 07/26/12	4.1%
U.S. Treasury Note 06/15/12	3.9%
Federal National Mortgage Association 09/27/12	3.9%
Federal Home Loan Mortgage Corp. 09/30/13	3.6%
JPMorgan Chase & Co., Series 3	2.6%
Federal National Mortgage Association 08/23/12	2.6%
General Electric Capital Corp. 12/21/12	2.6%
U.S. Treasury Note 04/30/12	2.3%
PACCAR Financial Corp.	1.8%
Federal National Mortgage Association 09/17/12	1.7%
Other	70.9%
100.0%

Top Countries
United States	87.6%
Australia	3.0%
United Kingdom	2.5%
France	2.4%
Canada	2.1%
Sweden	0.6%
Germany	0.5%
Supranational	0.4%
Netherlands	0.3%
Luxembourg	0.3%
Other	0.3%
100.0%

Semiannual Report 2011

34

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (8.4%)
UNITED STATES (8.4%)
Ally Master Owner Trust
Series 2010-1, Class A (USD), 1.97%, 01/15/15 (a)(b)	$377,000	$384,289
Series 2010-3, Class A (USD), 2.88%, 04/15/15 (a)	223,000	229,097
Capital One Multi-Asset Execution Trust, Series 2006-A12, Class A (USD), 0.28%, 07/15/16 (b)	100,000	99,548
Citibank Omni Master Trust, Series 2009-A8, Class A8 (USD), 2.32%, 05/16/16 (a)(b)	250,000	253,592
CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3 (USD), 2.59%, 10/15/13 (a)	300,000	304,075
CNH Wholesale Master Note Trust, Series 2011-1A, Class 1A (USD), 1.06%, 12/15/15 (a)(b)	300,000	301,239
Ford Credit Floorplan Master Owner Trust
Series 2010-1, Class A (USD), 1.87%, 12/15/14 (a)(b)	200,000	203,831
Series 2010-5, Class A1 (USD), 1.50%, 09/15/15	200,000	200,189
Series 2010-5, Class A2 (USD), 0.92%, 09/15/15 (b)	100,000	100,336
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A (USD), 3.69%, 07/15/15	100,000	103,476
Series 2011-1, Class A (USD), 0.77%, 01/15/17 (b)	500,000	502,462
GE Dealer Floorplan Master Note Trust, Series 2009-2A, Class A (USD), 1.76%, 10/20/14 (a)(b)	200,000	202,994
World Financial Network Credit Card Master Trust
Series 2009-A, Class A (USD), 4.60%, 09/15/15	100,000	102,010
Series 2009-B, Class A (USD), 3.79%, 05/15/16	176,000	181,770
Series 2009-D, Class A (USD), 4.66%, 05/15/17	100,000	106,563
		3,275,471
Total Asset-Backed Securities		3,275,471
CORPORATE BONDS (46.0%)
UNITED STATES (46.0%)
Agriculture (0.6%)
Archer-Daniels-Midland Co. (USD), 0.47%, 08/13/12 (b)	215,000	215,357
Auto Parts & Equipment (0.6%)
Johnson Controls, Inc. (USD), 0.68%, 02/04/14 (b)	225,000	225,245
Beverages (0.9%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 0.82%, 01/27/14 (b)	205,000	206,068
PepsiAmericas, Inc. (USD), 4.38%, 02/15/14	140,000	151,477
		357,545
Chemicals (0.6%)
EI du Pont de Nemours & Co. (USD), 5.00%, 01/15/13	100,000	106,895
Rohm and Haas Co. (USD), 5.60%, 03/15/13	125,000	134,428
		241,323

	Shares or Principal Amount	Value
Commercial Banks (8.8%)
Bank of America Corp.
(USD), MTN, 0.69%, 06/22/12 (b)(d)	$300,000	$301,534
(USD), MTN, 1.69%, 01/30/14 (b)	310,000	315,265
Goldman Sachs Group, Inc. (The)
(USD), 1.27%, 02/07/14 (b)	200,000	200,543
(USD), MTN, 6.00%, 05/01/14	200,000	221,004
JPMorgan Chase & Co.
Series 3 (USD), 0.56%, 12/26/12 (b)(d)	1,000,000	1,005,265
(USD), MTN, 1.07%, 01/24/14 (b)	400,000	401,637
Morgan Stanley
(USD), MTN, 5.25%, 11/02/12	100,000	106,048
(USD), 1.87%, 01/24/14 (b)	230,000	233,207
Wachovia Corp. (USD), MTN, 2.04%, 05/01/13 (b)	400,000	412,119
Wells Fargo & Co., Series FRN (USD), 0.53%, 06/15/12 (b)(d)	230,000	230,748
		3,427,370
Computers & Peripherals (0.5%)
Hewlett-Packard Co. (USD), 4.50%, 03/01/13	180,000	191,952
Cosmetics/Personal Care (1.2%)
Colgate-Palmolive Co. (USD), MTN, 1.25%, 05/01/14	410,000	410,000
Procter & Gamble Co. (The) (USD), 1.38%, 08/01/12	75,000	75,629
		485,629
Diversified Financial Services (9.9%)
American Honda Finance Corp. (USD), MTN, 4.63%, 04/02/13 (a)	210,000	222,646
Boeing Capital Corp. (USD), 5.80%, 01/15/13	120,000	129,884
Caterpillar Financial Services Corp. (USD), 1.55%, 12/20/13	100,000	100,751
ERAC USA Finance LLC (USD), 2.25%, 01/10/14 (a)	75,000	75,409
General Electric Capital Corp.
(USD), MTN, 0.31%, 12/21/12 (b)(d)	1,000,000	1,000,021
(USD), MTN, 0.92%, 04/07/14 (b)	500,000	500,450
Harley-Davidson Funding Corp., Series B (USD), 5.25%, 12/15/12 (a)	70,000	73,112
HSBC Finance Corp. (USD), 0.53%, 01/15/14 (b)	425,000	418,994
John Deere Capital Corp.
(USD), 5.10%, 01/15/13	150,000	160,589
(USD), MTN, 4.50%, 04/03/13	100,000	106,706
(USD), MTN, 1.60%, 03/03/14	150,000	151,009
MassMutual Global Funding II (USD), 0.81%, 09/27/13 (a)(b)	100,000	100,526
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 03/01/14	125,000	136,102
PACCAR Financial Corp. (USD), MTN, 2.05%, 06/17/13	680,000	691,996
		3,868,195
Diversified Telecommunication Services (2.3%)
Cisco Systems, Inc. (USD), 1.63%, 03/14/14	340,000	341,923

See accompanying notes to financial statements.

2011 Semiannual Report

35

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Qwest Corp. (USD), 7.88%, 09/01/11	$100,000	$102,250
Verizon Communications, Inc. (USD), 0.92%, 03/28/14 (b)	440,000	444,325
		888,498
Electric Utilities (4.6%)
Appalachian Power Co., Series O (USD), 5.65%, 08/15/12	25,000	26,352
Cleveland Electric Illuminating Co. (USD), 5.65%, 12/15/13	110,000	119,811
Commonwealth Edison Co. (USD), 1.63%, 01/15/14	170,000	170,312
Consolidated Edison Co. of New York, Inc., Series 02-B (USD), 4.88%, 02/01/13	257,000	272,661
Detroit Edison Co., Series J (USD), 6.40%, 10/01/13	400,000	447,468
Dominion Resources, Inc. (USD), 1.80%, 03/15/14	80,000	80,434
Duke Energy Ohio, Inc. (USD), 5.70%, 09/15/12	150,000	159,794
Florida Power Corp. (USD), 4.80%, 03/01/13	100,000	106,154
Oncor Electric Delivery Co. LLC (USD), 5.95%, 09/01/13	30,000	32,877
Progress Energy, Inc. (USD), 6.85%, 04/15/12	200,000	211,546
PSEG Power LLC (USD), 2.50%, 04/15/13	25,000	25,443
Southern Co., Series A (USD), 5.30%, 01/15/12	155,000	160,102
		1,812,954
Electronics (0.3%)
Thermo Fisher Scientific, Inc. (USD), 2.05%, 02/21/14	120,000	121,784
Energy Equipment & Services (0.9%)
Energy Transfer Partners LP (USD), 5.65%, 08/01/12	150,000	157,230
Enterprise Products Operating LLC (USD), 4.60%, 08/01/12	200,000	208,207
		365,437
Food Products (1.6%)
General Mills, Inc. (USD), 6.00%, 02/15/12	200,000	208,541
HJ Heinz Finance Co. (USD), 6.63%, 07/15/11	200,000	202,428
Kraft Foods, Inc. (USD), 5.63%, 11/01/11	111,000	113,669
Kroger Co. (USD), 5.00%, 04/15/13	100,000	107,020
		631,658
Gas Utilities (1.3%)
Consolidated Natural Gas Co., Series C (USD), 6.25%, 11/01/11	241,000	247,698
Sempra Energy (USD), 1.07%, 03/15/14 (b)	250,000	251,000
		498,698
Healthcare Providers & Services (0.4%)
Quest Diagnostics, Inc. (USD), 1.16%, 03/24/14 (b)	140,000	140,684
Household Products/Wares (0.8%)
Kimberly-Clark Corp. (USD), 5.63%, 02/15/12	315,000	327,991

	Shares or Principal Amount	Value
Information Technology Services (0.1%)
International Business Machines Corp. (USD), 0.85%, 07/28/11 (b)	$30,000	$30,049
Insurance (2.6%)
MetLife Institutional Funding II (USD), 1.20%, 04/04/14 (a)(b)	400,000	401,045
Metropolitan Life Global Funding I (USD), 0.79%, 04/10/12 (a)(b)	100,000	100,284
New York Life Global Funding
(USD), 2.25%, 12/14/12 (a)	95,000	97,144
(USD), 0.56%, 04/04/14 (a)(b)	400,000	400,136
		998,609
Media (0.9%)
Comcast Corp. (USD), 5.30%, 01/15/14	200,000	219,148
Time Warner Cable, Inc. (USD), 8.25%, 02/14/14	115,000	134,406
		353,554
Metals & Mining (0.1%)
Nucor Corp. (USD), 5.00%, 12/01/12	48,000	50,971
Office/Business Equipment (0.4%)
Xerox Corp. (USD), 5.50%, 05/15/12	150,000	157,184
Oil, Gas & Consumable Fuels (1.7%)
Chevron Corp. (USD), 3.45%, 03/03/12	100,000	102,561
EOG Resources, Inc. (USD), 6.13%, 10/01/13	400,000	443,360
Praxair, Inc. (USD), 6.38%, 04/01/12	100,000	105,272
		651,193
Pharmaceuticals (2.1%)
GlaxoSmithKline Capital, Inc. (USD), 4.85%, 05/15/13	365,000	393,421
Novartis Capital Corp. (USD), 1.90%, 04/24/13	130,000	132,939
Pfizer, Inc. (USD), 4.45%, 03/15/12	264,000	273,110
		799,470
Real Estate Investment Trust (REIT) Funds (0.6%)
HCP, Inc. (USD), 2.70%, 02/01/14	125,000	126,400
Mack-Cali Realty LP (USD), 5.13%, 02/15/14	105,000	112,307
		238,707
Specialty Retail (1.4%)
Target Corp. (USD), 5.13%, 01/15/13	130,000	139,214
Wal-Mart Stores, Inc. (USD), 1.63%, 04/15/14	420,000	423,171
		562,385
Transportation (0.8%)
Burlington Northern Santa Fe LLC (USD), 5.90%, 07/01/12	300,000	317,336
		17,959,778
Total Corporate Bonds		17,959,778

See accompanying notes to financial statements.

Semiannual Report 2011

36

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
FOREIGN NON-GOVERNMENT BONDS (10.8%)
AUSTRALIA (3.0%)
Commercial Banks (2.8%)
National Australia Bank Ltd. (USD), 0.52%, 02/01/12 (a)(b)	$100,000	$99,985
(USD), 2.25%, 04/11/14 (a)	400,000	402,664
Westpac Banking Corp. (USD), 0.84%, 04/08/13 (a)(b)	100,000	100,138
(USD), 1.04%, 03/31/14 (a)(b)	500,000	501,169
		1,103,956
Metals & Mining (0.2%)
BHP Billiton Finance USA Ltd. (USD), 5.50%, 04/01/14	55,000	61,266
		1,165,222
CANADA (2.1%)
Commercial Banks (1.0%)
Bank of Montreal (USD), MTN, 0.74%, 04/29/14 (b)	400,000	400,945
Electric Utilities (0.3%)
TransAlta Corp. (USD), 5.75%, 12/15/13	100,000	109,387
Metals & Mining (0.2%)
Xstrata Canada Corp. (USD), 7.35%, 06/05/12	60,000	63,818
Oil, Gas & Consumable Fuels (0.6%)
Devon Financing Corp. ULC (USD), 6.88%, 09/30/11	10,000	10,258
Total Capital Canada Ltd. (USD), 1.63%, 01/28/14	235,000	237,138
		247,396
		821,546
FRANCE (2.4%)
Commercial Banks (1.3%)
Societe Generale (USD), 2.50%, 01/15/14 (a)	100,000	100,897
(USD), 1.33%, 04/11/14 (a)(b)	400,000	400,577
		501,474
Pharmaceuticals (1.1%)
Sanofi-Aventis SA (USD), 0.62%, 03/28/14 (b)	435,000	436,903
		938,377
GERMANY (0.5%)
Commercial Banks (0.5%)
Kreditanstalt fuer Wiederaufbau (USD), 3.25%, 10/14/11	200,000	202,699
LUXEMBOURG (0.3%)
Diversified Telecommunication Services (0.3%)
Telecom Italia Capital SA (USD), 6.20%, 07/18/11	100,000	101,100
NETHERLANDS (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Shell International Finance BV (USD), 5.63%, 06/27/11	26,000	26,212

	Shares or Principal Amount	Value
(USD), 1.30%, 09/22/11	$75,000	$75,322
		101,534
SUPRANATIONAL (0.4%)
Supranational (0.4%)
International Bank for Reconstruction & Development (USD), 3.13%, 11/15/11	175,000	177,725
UNITED KINGDOM (1.8%)
Commercial Banks (1.5%)
Abbey National Treasury Services PLC (USD), 2.88%, 04/25/14	400,000	402,957
Barclays Bank PLC (USD), 2.50%, 01/23/13	200,000	204,430
		607,387
Oil, Gas & Consumable Fuels (0.3%)
BP Capital Markets PLC (USD), 3.13%, 03/10/12	100,000	102,071
		709,458
Total Foreign Non-Government Bonds		4,217,661
MUNICIPAL BONDS (0.5%)
UNITED STATES (0.5%)
ILLINOIS (0.5%)
State of Illinois General Obligations Unlimited Bonds (USD), 4.03%, 03/01/14	170,000	174,360
Total Municipal Bonds		174,360
U.S. AGENCIES MORTGAGE BACKED (23.0%) (d)
UNITED STATES (23.0%)
Federal Farm Credit Bank (USD), 0.18%, 12/08/11 (b)	280,000	280,027
Federal Home Loan Mortgage Corp.
(USD), 0.21%, 08/29/11	25,000	24,994
(USD), MTN, 0.18%, 02/16/12 (b)	500,000	500,073
(USD), 0.75%, 12/17/12	278,000	278,164
(USD), 1.25%, 09/30/13	1,400,000	1,401,383
(USD), 1.50%, 01/28/14	500,000	500,985
Federal National Mortgage Association
(USD), 0.25%, 06/03/11	41,000	40,991
(USD), 0.20%, 07/26/12 (b)	1,580,000	1,580,599
(USD), 0.23%, 08/23/12 (b)	1,000,000	1,000,688
(USD), 0.25%, 09/17/12 (b)	650,000	650,516
(USD), 0.80%, 09/27/12	1,500,000	1,502,842
(USD), 0.23%, 11/23/12 (b)	130,000	130,078
(USD), 0.24%, 12/28/12 (b)	300,000	300,224
(USD), 1.13%, 12/02/13	185,000	185,148
Series 2 (USD), 1.50%, 03/28/14	600,000	602,880
		8,979,592
Total U.S. Agencies Mortgage Backed		8,979,592
U.S. TREASURY OBLIGATIONS (7.7%)
UNITED STATES (7.7%)
U.S. Treasury Notes
(USD), 1.00%, 04/30/12	900,000	906,543
(USD), 1.88%, 06/15/12	1,500,000	1,526,718

See accompanying notes to financial statements.

2011 Semiannual Report

37

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
(USD), 0.75%, 03/31/13	$560,000	$561,882
		2,995,143
Total U.S. Treasury Obligations		2,995,143
COMMERCIAL PAPER (3.3%)
SWEDEN (0.6%)
Skandinaviska Enskilda Banken AG (USD), 0.35%, 05/23/11	250,000	249,790
UNITED KINGDOM (0.6%)
BP Capital Markets PLC (USD), 0.61%, 10/18/11	250,000	249,530
UNITED STATES (2.1%)
ENI Finance USA Inc. (USD), 0.37%, 05/31/11	500,000	499,615
Prudential PLC (USD), 0.76%, 10/25/11	300,000	299,450
		799,065
Total Commercial Paper		1,298,385
Total Investments (Cost $38,800,888) (c)—99.7%		38,900,390

Other assets in excess of liabilities—0.3%		104,024
Net Assets—100.0%		$39,004,414

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2011.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
(d)	FDIC Guaranteed
MTN	Medium Term Note
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying notes to financial statements.

Semiannual Report 2011

38

Statements of Assets and Liabilities (Unaudited)

April 30, 2011

	Aberdeen Core Fixed Income Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund
Assets:
Investments, at value	$84,294,742	$36,526,997	$111,739,036	$37,602,005
Repurchase agreements, at value	494,000	644,000	858,000	–
Short-term investments, at value	–	–	–	1,298,385

Total Investments	84,788,742	37,170,997	112,597,036	38,900,390

Cash	–	138	410	335,182
Foreign currency, at value	–	291,117	–	–
Cash collateral pledged for futures	–	405,524	–	–
Receivable for investments sold	2,724,821	626,967	–	–
Interest receivable	588,134	397,628	1,653,529	154,566
Unrealized appreciation on forward foreign currency exchange contracts	–	116,201	–	–
Receivable for capital shares issued	2,603	17,637	2,836	–
Receivable from adviser	–	4,201	–	9,288
Prepaid expenses and other assets	75,305	26,690	29,182	92,172

Total Assets	88,179,605	39,057,100	114,282,993	39,491,598

Liabilities:
Payable for investments purchased	2,361,907	739,674	–	409,401
Due to custodian	450,207	–	–	–
Payable for capital shares redeemed	245,641	15,319	168,067	–
Unrealized depreciation on forward foreign currency exchange contracts	–	175,464	–	–
Distributions payable	37,646	–	91,632	17,772
Payable for variation margin on futures contracts	1,125	7,169	–	–
Accrued expenses and other payables:
Investment advisory fees	21,798	18,489	45,712	6,856
Administration fees	2,085	884	2,667	984
Transfer agent fees	15,200	5,958	9,364	24,584
Distribution fees	611	1,622	3,611	–
Printing fees	5,425	2,980	20,281	5,614
Legal fees	4,431	2,997	9,265	860
Fund accounting fees	7,178	4,235	6,050	1,447
Custodian fees	2,735	1,020	313	6,436
Other	16,914	35,511	17,465	13,230

Total Liabilities	3,172,903	1,011,322	374,427	487,184

Net Assets	$85,006,702	$38,045,778	$113,908,566	$39,004,414

Cost:
Investments	$83,056,432	$34,308,115	$106,905,232	$37,503,869
Repurchase agreements	494,000	644,000	858,000	–
Short-term investments	–	–	–	1,297,019
Foreign currency	–	339,951	–	–
Represented by:
Capital	$84,230,451	$37,477,983	$109,048,277	$38,903,883
Accumulated net investment loss	(87,831)	(73,211)	(90,940)	–
Accumulated net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(367,980)	(1,533,878)	117,425	1,029
Net unrealized appreciation on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	1,232,062	2,174,884	4,833,804	99,502

Net Assets	$85,006,702	$38,045,778	$113,908,566	$39,004,414

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

39

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2011

	Aberdeen Core Fixed Income Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund
Net Assets:
Class A Shares	$2,895,817		$3,361,736		$9,582,185	$–
Class C Shares	23,229		1,228,847		2,040,973	–
Class D Shares	–		–		102,285,408	–
Institutional Service Class Shares	1,044		33,418,443	(a)	–	–
Institutional Class Shares	82,086,612	(b)	36,752		–	39,004,414

Total	$85,006,702		$38,045,778		$113,908,566	$39,004,414

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	269,540		317,130		956,340	–
Class C Shares	2,167		116,585		203,911	–
Class D Shares	–		–		10,197,636	–
Institutional Service Class Shares	97		3,149,245	(a)	–	–
Institutional Class Shares	7,592,943	(b)	3,460		–	3,893,825

Total	7,864,747		3,586,420		11,357,887	3,893,825

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.74		$10.60		$10.02	$–
Class C Shares(c)	$10.72		$10.54		$10.01	$–
Class D shares	$–		$–		$10.03	$–
Institutional Service Class Shares	$10.76	(d)	$10.61	(a)	$–	$–
Institutional Class Shares	$10.81	(b)	$10.62		$–	$10.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.22		$11.07		$10.46	$–
Class D Shares	$–		$–		$10.50	$–
Maximum Sales Charge:
Class A Shares	4.25%		4.25%		4.25%	–%
Class D Shares	–%		–%		4.50%	–%

(a)	Formerly the Common Class shares.
(b)	Formerly Class Y shares.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(d)	The NAV shown above differs from the traded NAV on April 30, 2011 due to financial statement rounding.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

40

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2011

	Aberdeen Core Fixed Income Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund(a)
INVESTMENT INCOME:
Interest income	$2,817,213	$613,310	$2,547,262	$91,265
Foreign tax withholding	(249)	–	–	–
Other income	2,460	56,940	270	–

	2,819,424	670,250	2,547,532	91,265

Expenses:
Investment advisory fees	201,226	115,249	244,624	22,451
Administration fees	19,269	5,520	16,542	3,229
Distribution fees Class A	3,619	4,611	11,780	–
Distribution fees Class B	–	–	2,491	–
Distribution fees Class C	186	6,033	11,241	–
Administrative services fees Class A	–	–	364	–
Administrative services fees Class D	–	–	3,263	–
Administrative service fees Institutional Service Class	–	37,132	–	–
Transfer agent fees	12,653	15,880	41,766	24,652
Registration and filing fees	9,811	24,610	26,926	21,862
Audit fees	8,892	18,075	13,122	14,411
Custodian fees	13,202	12,040	1,045	7,393
Printing fees	3,613	9,709	12,252	7,511
Fund accounting fees	10,828	2,723	7,657	1,708
Legal fees	7,297	1,222	3,547	1,447
Trustee fees	4,369	1,045	3,306	325
Other	34,921	751	12,888	2,954

Total expenses before reimbursed/waived expenses	329,886	254,600	412,814	107,943
Expenses reimbursed	–	(61,481)	–	(63,096)
Recoupment of expenses previously reimbursed	–	–	7,732	–

Net Expenses	329,886	193,119	420,546	44,847

Net Investment Income	2,489,538	477,131	2,126,986	46,418

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) from investment transactions	(131,524)	(134,195)	117,425	1,029
Realized loss from futures contracts transactions	(20,910)	(65,224)	–	–
Realized gain from foreign currency transactions	–	43,015	–	–

Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(152,434)	(156,404)	117,425	1,029

Net change in unrealized appreciation/depreciation on investment transactions	(2,798,555)	183,881	(3,970,736)	99,502
Net unrealized appreciation/depreciation on futures contracts	(6,248)	(24,926)	–	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	–	(112,811)	–	–

Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(2,804,803)	46,144	(3,970,736)	99,502

Net realized/unrealized gain/(loss) from investments, futures contracts and foreign currency transactions	(2,957,237)	(110,260)	(3,853,311)	100,531

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(467,699)	$366,871	$(1,726,325)	$146,949

(a)	For the period November 30, 2010 (Commencement of operations) to April 30, 2011.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

41

Statements of Changes in Net Assets

	Aberdeen Core Fixed Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Year Ended July 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$2,489,538	$2,144,751	$7,279,253
Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(152,434)	5,290,672	5,202,817
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(2,804,803)	(3,043,529)	3,097,698

Change in net assets resulting from operations	(467,699)	4,391,894	15,579,768

Distributions to Shareholders From:
Net investment income:
Class A	(59,665)	(24,771)	(125,575)
Class C	(578)	(127)	(8,299)
Institutional Service Class	(23)	(9)	(2)
Institutional Class(b)	(2,910,350)	(1,659,140)	(7,093,030)
Net realized gains:
Class A	(182,356)	–	(4,852)
Class C	(1,055)	–	(504)
Institutional Service Class	(64)	–	–
Institutional Class(b)	(9,964,434)	–	(228,570)

Change in net assets from shareholder distributions	(13,118,525)	(1,684,047)	(7,460,832)

Change in net assets from capital transactions	(87,185,794)	(16,910,375)	(10,742,934)

Change in net assets	(100,772,018)	(14,202,528)	(2,623,998)

Net Assets:
Beginning of period	185,778,720	199,981,248	202,605,246

End of period	$85,006,702	$185,778,720	$199,981,248

Accumulated net investment income/(loss) at end of period	$(87,831)	$393,247	$(42,768)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class Y shares.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

42

Statements of Changes in Net Assets (continued)

	Aberdeen Core Fixed Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Year Ended July 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$255,862	$104,207	$794,373
Proceeds from conversion of Class B Shares	–	–	151,904
Dividends reinvested	208,803	20,899	96,931
Cost of shares redeemed	(335,033)	(267,481)	(1,444,728)

Total Class A	129,632	(142,375)	(401,520)

Class B Shares(c)
Dividends reinvested	–	–	7,405
Cost of shares converted to Class A Shares	–	–	(151,904)
Cost of shares redeemed	–	–	(382,880)

Total Class B	–	–	(527,379)

Class C Shares
Proceeds from shares issued	70,570	15,044	26,777
Dividends reinvested	974	93	8,633
Cost of shares redeemed	(63,905)	(8,449)	(492,917)

Total Class C	7,639	6,688	(457,507)

Institutional Service Class Shares
Proceeds from sale of shares	–	–	1,000 (d)
Dividends reinvested	86	9	2 (d)

Total Institutional Service Class	86	9	1,002 (d)

Institutional Class Shares(b)
Proceeds from shares issued	7,263,118	10,156,009	44,492,621
Dividends reinvested	4,872,754	319,337	1,390,343
Cost of shares redeemed	(99,459,023)	(27,250,043)	(55,240,494)

Total Institutional Class	(87,323,151)	(16,774,697)	(9,357,530)

Change in net assets from capital transactions:	$(87,185,794)	$(16,910,375)	$(10,742,934)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class Y shares.
(c)	Effective July 12, 2010, Class B shares were converted into Class A shares, and the Fund ceased offering Class B shares.
(d)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

43

Statements of Changes in Net Assets (continued)

	Aberdeen Core Fixed Income Fund
	Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Year Ended July 31, 2010
SHARE TRANSACTIONS:
Class A Shares
Issued	24,085	8,957	71,533
Issued in conversion from Class B Shares	–	–	13,377
Reinvested	19,658	1,802	8,674
Redeemed	(31,430)	(23,129)	(129,352)

Total Class A Shares	12,313	(12,370)	(35,768)

Class B Shares(c)
Reinvested	–	–	666
Redeemed in conversion to Class A Shares	–	–	(13,407)
Redeemed	–	–	(34,604)

Total Class B Shares	–	–	(47,345)

Class C Shares
Issued	6,659	1,307	2,397
Reinvested	92	8	777
Redeemed	(6,059)	(728)	(44,438)

Total Class C Shares	692	587	(41,264)

Institutional Service Class Shares
Issued	–	–	88 (d)
Reinvested	8	1	– (d)

Total Institutional Service Class Shares	8	1	88 (d)

Institutional Class Shares(b)
Issued	655,664	871,915	3,950,634
Reinvested	456,323	27,371	123,581
Redeemed	(9,176,968)	(2,343,593)	(4,907,770)

Total Institutional Class Shares	(8,064,981)	(1,444,307)	(833,555)

Total change in shares:	(8,051,968)	(1,456,089)	(957,844)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class Y shares.
(c)	Effective July 12, 2010, Class B shares were converted into Class A shares, and the Fund ceased offering Class B shares.
(d)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

44

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Period Ended April 30, 2011 (Unaudited)(a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$477,131	$1,033,010	$2,126,986	$4,492,545	$46,418
Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(156,404)	3,138,662	117,425	448,760	1,029
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	46,144	(1,190,876)	(3,970,736)	3,254,577	99,502

Change in net assets resulting from operations	366,871	2,980,796	(1,726,325)	8,195,882	146,949

Distributions to Shareholders From:
Net investment income:
Class A	(149,634)	(109,861)	(164,355)	(318,305)	–
Class B	–	–	(6,823)	(24,065)	–
Class C	(44,008)	(20,567)	(30,828)	(86,749)	–
Class D	–	–	(1,924,710)	(4,063,325)	–
Institutional Service Class(b)	(1,369,320)	(1,159,469)	–	–	–
Institutional Class	(1,112)	(333)	–	–	(46,418)
Net realized gains:
Class A	–	–	(20,102)	–	–
Class B	–	–	(1,656)	–	–
Class C	–	–	(5,164)	–	–
Class D	–	–	(221,024)	–	–

Change in net assets from shareholder distributions	(1,564,074)	(1,290,230)	(2,374,662)	(4,492,444)	(46,418)

Change in net assets from capital transactions	(2,721,863)	(4,762,978)	(5,750,553)	(4,216,121)	38,903,883

Change in net assets	(3,919,066)	(3,072,412)	(9,851,540)	(512,683)	39,004,414

Net Assets:
Beginning of period	41,964,844	45,037,256	123,760,106	124,272,789	–

End of period	$38,045,778	$41,964,844	$113,908,566	$123,760,106	$39,004,414

Accumulated net investment income/(loss) at end of period	$(73,211)	$1,013,732	$(90,940)	$(91,210)	$–

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class Y shares.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

45

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Period Ended April 30, 2011 (Unaudited)(a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$183,250	$1,548,546	$383,870	$1,879,875	$–
Proceeds from conversion of Class B Shares(d)	–	–	685,079	–	–
Dividends reinvested	104,050	81,112	119,306	216,402	–
Cost of shares redeemed(c)	(849,369)	(1,558,613)	(1,136,925)	(1,507,365)	–

Total Class A	(562,069)	71,045	51,330	588,912	–

Class B Shares(d)
Proceeds from shares issued	–	–	14,015	43,035	–
Dividends reinvested	–	–	5,573	13,737	–
Cost of shares converted to Class A Shares	–	–	(685,079)	–	–
Cost of shares redeemed(c)	–	–	(173,876)	(222,636)	–

Total Class B	–	–	(839,367)	(165,864)	–

Class C Shares
Proceeds from shares issued	80,614	565,674	136,897	327,535	–
Dividends reinvested	21,218	7,509	7,623	20,757	–
Cost of shares redeemed(c)	(76,392)	(308,509)	(854,959)	(1,490,663)	–

Total Class C	25,440	264,674	(710,439)	(1,142,371)	–

Class D
Proceeds from shares issued	–	–	903,140	1,552,502	–
Dividends reinvested	–	–	1,649,941	3,080,901	–
Cost of shares redeemed(c)	–	–	(6,805,158)	(8,130,201)	–

Total Class D	–	–	(4,252,077)	(3,496,798)	–

Institutional Service Class Shares(b)
Proceeds from sale of shares	1,132,152	3,284,419	–	–	–
Dividends reinvested	1,289,991	1,090,329	–	–	–
Cost of shares redeemed(c)	(4,618,772)	(9,492,291)	–	–	–

Total Institutional Service Class	(2,196,629)	(5,117,543)	–	–	–

Institutional Class Shares
Proceeds from shares issued	10,309	18,532	–	–	45,786,900
Dividends reinvested	1,086	314	–	–	1,797
Cost of shares redeemed(c)	–	–	–	–	(6,884,814)

Total Institutional Class	11,395	18,846	–	–	38,903,883

Change in net assets from capital transactions:	$(2,721,863)	$(4,762,978)	$(5,750,553)	$(4,216,121)	$38,903,883

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class Y shares.
(c)	Effective July 12, 2010, Class B shares were converted into Class A shares, and the Fund ceased offering Class B shares.
(d)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

46

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Period Ended April 30, 2011 (Unaudited)(a)

SHARE TRANSACTIONS:
Class A Shares
Issued	17,327	148,454	38,494	182,836	–
Issued in conversion from Class B Shares(d)	–	–	66,205	–	–
Reinvested	10,357	7,928	12,010	21,124	–
Redeemed	(82,927)	(151,281)	(112,994)	(147,881)	–

Total Class A Shares	(55,243)	5,101	3,715	56,079	–

Class B Shares(d)
Issued	–	–	1,395	4,206	–
Reinvested	–	–	562	1,342	–
Redeemed in conversion to Class A Shares	–	–	(66,242)	–	–
Redeemed	–	–	(17,513)	(21,874)	–

Total Class B Shares	–	–	(81,798)	(16,326)	–

Class C Shares
Issued	7,724	55,597	13,643	31,926	–
Reinvested	2,126	735	768	2,032	–
Redeemed	(7,400)	(30,448)	(86,357)	(146,554)	–

Total Class C Shares	2,450	25,884	(71,946)	(112,596)	–

Class D Shares
Issued	–	–	89,926	151,925	–
Reinvested	–	–	166,062	300,860	–
Redeemed	–	–	(685,737)	(794,041)	–

Total Class D Shares	–	–	(429,749)	(341,256)	–

Institutional Service Class Shares(b)
Issued	109,041	316,975	–	–	–
Reinvested	127,953	106,413	–	–	–
Redeemed	(449,238)	(921,570)	–	–	–

Total Institutional Service Class Shares	(212,244)	(498,182)	–	–	–

Institutional Class Shares
Issued	1,005	1,814	–	–	4,582,226
Reinvested	108	31	–	–	180
Redeemed	–	–	–	–	(688,581)

Total Institutional Class Shares	1,113	1,845	–	–	3,893,825

Total change in shares:	(263,924)	(465,352)	(579,778)	(414,099)	3,893,825

(a)	For the period November 30, 2010 (Commencement of operations) to April 30, 2011.
(b)	Formerly the Common Class shares.
(c)	Includes redemption fees, if any.
(d)	Effective February 25, 2011, Class B shares were converted into Class A shares and Class B Shares are no longer available.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

47

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(f)
Six Months Ended April 30, 2011*(g)	$11.61	$0.19	$(0.13)	$0.06	$(0.22)	$(0.71)	$(0.93)	$10.74
Period Ended October 31, 2010(g)(h)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	11.61
Year Ended July 31, 2010(g)	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	11.44
Year Ended July 31, 2009(g)	10.70	0.44	0.28	0.72	(0.43)	–	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48	0.07	0.55	(0.47)	–	(0.47)	10.70
Year Ended July 31, 2007	10.61	0.50	–	0.50	(0.49)	–	(0.49)	10.62
Year Ended July 31, 2006	11.02	0.44	(0.41)	0.03	(0.44)	–	(0.44)	10.61
Class C Shares(f)
Six Months Ended April 30, 2011*(g)	11.57	0.15	(0.11)	0.04	(0.18)	(0.71)	(0.89)	10.72
Period Ended October 31, 2010(g)(h)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	11.57
Year Ended July 31, 2010(g)	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009(g)	10.67	0.36	0.29	0.65	(0.35)	–	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40	0.06	0.46	(0.39)	–	(0.39)	10.67
Year Ended July 31, 2007	10.59	0.42	–	0.42	(0.41)	–	(0.41)	10.60
Year Ended July 31, 2006	11.00	0.36	(0.41)	(0.05)	(0.36)	–	(0.36)	10.59
Institutional Service Class Shares(f)
Six Months Ended April 30, 2011*(g)	11.61	0.21	(0.10)	0.11	(0.25)	(0.71)	(0.96)	10.76
Period Ended October 31, 2010(g)(h)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	11.61
Period Ended July 31, 2010(g)(i)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	11.47
Institutional Class Shares(f)(j)
Six Months Ended April 30, 2011*(g)	11.67	0.20	(0.11)	0.09	(0.24)	(0.71)	(0.95)	10.81
Period Ended October 31, 2010(g)(h)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	11.67
Year Ended July 31, 2010(g)	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009(g)	10.76	0.47	0.28	0.75	(0.46)	–	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51	0.07	0.58	(0.50)	–	(0.50)	10.76
Year Ended July 31, 2007	10.67	0.53	–	0.53	(0.52)	–	(0.52)	10.68
Year Ended July 31, 2006	11.09	0.47	(0.42)	0.05	(0.47)	–	(0.47)	10.67

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

48

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

0.80%	2,896	0.74%	3.52%	0.74%	172.32%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%
5.21%	3,259	0.94%	4.42%	1.24%	65.72%
4.75%	3,115	0.93%	4.67%	1.23%	66.38%
0.29%	3,689	0.96%	4.06%	1.45%	85.53%

0.51%	23	1.49%	2.84%	1.49%	172.32%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%
4.34%	860	1.69%	3.67%	1.84%	65.72%
3.98%	964	1.68%	3.90%	1.83%	66.38%
(0.45%)	1,322	1.71%	3.34%	1.92%	85.53%

1.09%	1	0.47%	3.92%	0.47%	172.32%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

1.01%	82,087	0.49%	3.72%	0.49%	172.32%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%
5.44%	278,815	0.69%	4.64%	0.84%	65.72%
4.98%	308,116	0.68%	4.88%	0.83%	66.38%
0.45%	287,360	0.71%	4.30%	0.92%	85.53%

(f)	Pacific Capital High Grade Core Fixed Income Fund was reorganized into Aberdeen Core Fixed Income Fund on July 12, 2010. Information presented for the periods prior to July 12, 2010, reflects the Core Income Predecessor Fund information.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.
(j)	Formerly Class Y shares of the Core Income Predecessor Fund.

2011 Semiannual Report

49

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*	$10.89	$0.12	$(0.01)	$0.11	$(0.40)	$(0.40)	$10.60
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	9.08
Year Ended October 31, 2007	9.78	0.31	0.40	0.71	(0.22)	(0.22)	10.27
Year Ended October 31, 2006	9.57	0.27	0.12	0.39	(0.18)	(0.18)	9.78
Class C Shares
Six Months Ended April 30, 2011*	10.84	0.08	(0.01)	0.07	(0.37)	(0.37)	10.54
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	9.07
Year Ended October 31, 2007	9.77	0.23	0.40	0.63	(0.15)	(0.15)	10.25
Year Ended October 31, 2006	9.57	0.20	0.11	0.31	(0.11)	(0.11)	9.77
Institutional Service Class Shares(g)
Six Months Ended April 30, 2011*	10.90	0.14	(0.01)	0.13	(0.42)	(0.42)	10.61
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	10.90
Year Ended October 31, 2009	9.09	0.29	1.75	2.04	(0.69)	(0.69)	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	9.09
Year Ended October 31, 2007	9.79	0.33	0.40	0.73	(0.25)	(0.25)	10.27
Year Ended October 31, 2006	9.58	0.30	0.11	0.41	(0.20)	(0.20)	9.79
Institutional Class Shares
Six Months Ended April 30, 2011*	10.91	0.14	(0.01)	0.13	(0.42)	(0.42)	10.62
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	10.91
Year Ended October 31, 2009(h)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	10.45

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

50

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

1.27%	$3,362	1.20%	2.31%	1.21%	105.47%
7.53%	4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%
7.42%	5,120	1.20%	3.13%	1.90%	138.00%
4.13%	6,188	1.20%	2.82%	1.86%	79.00%

0.85%	1,229	1.95%	1.55%	2.09%	105.47%
6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%
6.53%	637	1.95%	2.38%	2.65%	138.00%
3.27%	772	1.95%	2.07%	2.61%	79.00%

1.40%	33,418	0.95%	2.54%	1.31%	105.47%
7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%
7.57%	57,151	0.95%	3.37%	1.65%	138.00%
4.38%	81,638	0.95%	3.07%	1.61%	79.00%

1.40%	37	0.95%	2.55%	1.10%	105.47%
7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Formerly the Common Class shares of the Global Fixed Income Predecessor Fund.
(h)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2011 Semiannual Report

51

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011(e)*	$10.37	$0.17	$(0.33)	$(0.16)	$(0.17)	$(0.02)	$(0.19)	$10.02
Year Ended October 31, 2010(e)	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Year Ended October 31, 2007	10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	10.23
Year Ended October 31, 2006	10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	10.50
Class C Shares
Six Months Ended April 30, 2011(e)*	10.34	0.14	(0.31)	(0.17)	(0.14)	(0.02)	(0.16)	10.01
Year Ended October 31, 2010(e)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Year Ended October 31, 2007	10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.20
Year Ended October 31, 2006	10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	10.48
Class D Shares
Six Months Ended April 30, 2011(e)*	10.37	0.18	(0.32)	(0.14)	(0.18)	(0.02)	(0.20)	10.03
Year Ended October 31, 2010(e)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38
Year Ended October 31, 2007	10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	10.23
Year Ended October 31, 2006	10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	10.50

*	Unaudited
(a)	Excludes sales charge.
(b)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

52

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)

(1.48%)	$9,582	0.94%	3.50%	0.94%	3.87%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)	7,707	0.96%	4.10%	1.02%	8.07%
1.72%	8,251	0.93%	4.13%	0.93%	39.25%
4.30%	8,714	0.95%	4.12%	0.95%	1.91%

(1.66%)	2,041	1.68%	2.75%	1.68%	3.87%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)	3,012	1.70%	3.40%	1.79%	8.07%
0.87%	1,470	1.68%	3.38%	1.68%	39.25%
3.53%	1,207	1.70%	3.38%	1.70%	1.91%

(1.26%)	102,286	0.69%	3.75%	0.69%	3.87%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)	108,236	0.70%	4.37%	0.76%	8.07%
1.97%	127,774	0.68%	4.37%	0.68%	39.25%
4.56%	145,553	0.70%	4.37%	0.70%	1.91%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

53

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Institutional Class Shares
Period Ended April 30, 2011*(g)	$10.00	$0.02	$0.01	$0.03	$(0.01)	$(0.01)	$10.02

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

54

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.34%	$39,004	0.40%	0.41%	0.96%	90.31%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period November 30, 2010 (Commencement of operations) to April 30, 2011.

2011 Semiannual Report

55

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2011, the Trust operated twenty-three (23) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”) (Formerly Aberdeen Core Income Fund)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)

The Aberdeen Ultra-Short Duration Bond Fund commenced operations on November 30, 2010.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Trust’s Board of Trustees is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Management has concluded there was no significant effect on the value of the portfolio due to the change in methodology. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer

Semiannual Report 2011

56

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2011:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	2,820,186	2,820,186
Commercial Mortgage Backed Securities	–	7,291,589	7,291,589
Residential Mortgage Backed Securities	–	7,450,033	7,450,033
Corporate Bonds	–	18,548,795	18,548,795
Foreign Non-Government Bonds	–	3,953,580	3,953,580
Municipal Bonds	–	4,144,460	4,144,460
Other Domestic Government Bonds	–	381,998	381,998
U.S. Government Mortgage Backed Agencies	–	24,739,145	24,739,145
U.S Treasury Obligations	–	14,914,024	14,914,024
U.S. Government Agencies	–	50,932	50,932
Repurchase Agreement	–	494,000	494,000
Other Financial Instruments
Futures Contracts	(6,248)	–	(6,248)

	(6,248)	84,788,742	84,782,494

Aberdeen Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	1,071,856	1,071,856
Commercial Mortgage Backed Securities	–	1,057,118	1,057,118
Residential Mortgage Backed Securities	–	1,016,996	1,016,996
Corporate Bonds	–	3,863,453	3,863,453
Covered Bonds	–	795,102	795,102
Foreign Non-Government Bonds	–	7,187,035	7,187,035
Municipal Bonds	–	611,999	611,999
Other Domestic Government Bonds	–	13,703,998	13,703,998
U.S. Agencies Mortgage Backed	–	4,526,209	4,526,209
U.S Treasury Obligations	–	2,664,925	2,664,925
Yankee Dollars	–	28,306	28,306
Repurchase Agreement	–	644,000	644,000

2011 Semiannual Report

57

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Other Financial Instruments
Futures Contracts	(8,613)	–	(8,613)
Forward Foreign Currency Exchange Contracts	–	(59,263)	(59,263)

	(8,613)	37,111,734	37,103,121

Aberdeen Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	111,739,036	111,739,036
Repurchase Agreement	–	858,000	858,000

	–	112,597,036	112,597,036

Aberdeen Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	3,275,471	3,275,471
Corporate Bonds	–	17,959,778	17,959,778
Foreign Non-Government Bonds	–	4,217,661	4,217,661
Municipal Bonds	–	174,360	174,360
U.S. Agencies Mortgage Backed	–	8,979,592	8,979,592
U.S Treasury Obligations	–	2,995,143	2,995,143
Commercial Paper	–	1,298,385	1,298,385

	–	38,900,390	38,900,390

*	For the period ended April 30, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the period ended April 30, 2011. For detailed descriptions, see the accompanying Statements of Investments.

For the period ended April 30, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Foreign Currency Transactions

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies with the Statement of Operations.

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Semiannual Report 2011

58

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six month period, forward contracts were used to both neutralize the currency exposure of the Fund relative to their benchmark and to manage foreign exchange exposure.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six month period, futures contracts were used to manage the interest rate risks and raise the efficiency of the Fund.

Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” Each Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2011:

Core Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period ended April 30, 2011		Period ended April 30, 2011
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$ —	Unrealized depreciation on futures contracts	$6,248
Total		$—		$6,248

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2011

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59

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as Hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives Recognized in Operation	Realized Gain or (Loss) on Derivatives Recognized In Operation	Change in Unrealized Gain or (Loss) on Derivatives Recognized In Operation
Futures contracts (interest rate risk)		$(20,910)	$(6,248)
Total		$(20,910)	$(6,248)

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period ended April 30, 2011		Period ended April 30, 2011
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	$116,201	Unrealized depreciation on forward and spot foreign currency exchange contracts	$175,464
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	22,443	Unrealized depreciation on futures contracts	31,056
Total		$138,644		$206,520

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as Hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized In Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized In Income
Forward foreign exchange contracts (foreign exchange risk)	Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies	$(5,776)	$(115,315)
Futures contracts (interest rate risk)		(65,224)	(24,926)
Total		$(71,000)	$(140,241)

For Core Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2011. During the six-month period ended April 30, 2011, the Fund also held positions in 2 year US Treasury Note futures, 5 year US Treasury Note futures, and 30 year US Treasury Bond futures. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	5	500,000
2nd Quarter	1.33	1,300,000

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60

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

For Global Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2011. During the six-month period ended April 30, 2011, the Fund also held positions in 2 year and 10 year US Treasury Note futures and UK Long Gilt Bond futures. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	15.6	89,933,333
2nd Quarter	-11	-7,366,667

Information about forward currency contracts reflected as of the date of this reports is generally indicative of the type of activity for the period ended April 30, 2011 in the Global Fixed Income Fund. The volume of activity varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	13,979,548
2nd Quarter	12,228,346

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

(e)	Mortgage Dollar Rolls

The Global Fixed Income Fund may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Global Fixed Income Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Global Fixed Income Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Global Fixed Income Fund to additional interest rate sensitivity. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Global Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for Core Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Bond Fund. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not

2011 Semiannual Report

61

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(i)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Fund’s assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
Global Fixed Income Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)

The Core Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Fund are not currently managed by a subadviser. Prior to February 28, 2011, Credit Suisse Asset Management LLC (“CSAM”) served as subadviser to Tax-Free Income Fund.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%

From these fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the six months ended April 30, 2011, AAMISL received $109,252 in subadviser fees for the Global Fixed Income Fund. For the period November 1, 2010 through February 27, 2011, CSAM received $133,548 in subadviser fees for the Tax-Free Income Fund.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses

Semiannual Report 2011

62

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

(excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), the limit also includes administrative service fees for the Global Fixed Income Fund, from exceeding the amounts listed below:

Fund	Effective Through	Limit
Core Fixed Income Fund	2/27/2013	0.50%
Global Fixed Income Fund(a)	2/27/2013	0.95%
Tax-Free Income Fund	2/27/2013	0.68%
Ultra-Short Duration Bond Fund	2/27/2013	0.40%

(a)	Administrative service fees are not excluded from the expense limitation amount for the Global Fixed Income Fund after July 20, 2011.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Fixed Income Fund, which is prior to July 20, 2011, and the Ultra-Short Duration Bond Fund and Core Fixed Income Fund which is prior to December 1, 2011) unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; for fees waived after March 1, 2011 (July 20, 2011 for Global Fixed Income Fund and December 1, 2011 for the Ultra-Short Duration Bond Fund and Core Fixed Income Fund ) no reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (ii) the payment of such reimbursement is approved by the Board of Trustees on quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008 (Expires 10/31/11)	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Six Months Ended April 30, 2011 (Expires 4/30/14)		Total***
Global Fixed Income Fund	$–	$90,267	*	$207,588	$26,688		$324,543
Tax-Free Income Fund	19,038	243,207		11,519	–		273,764
Ultra-Short Duration Bond Fund	N/A	N/A		N/A	63,096	**	63,096

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Fixed Income Predecessor Fund received voluntary fee waivers from its adviser totaling $306,969. This amount is not subject to future repayment by the Fund.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 30, 2010 to April 30, 2011.
***	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
Tax-Free Income Fund	$42,792

At April 30, 2011, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
Core Fixed Income Fund	$–
Global Fixed Income Fund	–
Tax-Free Income Fund	6,201

2011 Semiannual Report

63

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

(d)	Transfer Agent

During the semi-annual period ending April 30, 2011, Citi Fund Services Ohio, Inc. (“Citi”) provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. For the services, the Trust paid Citi a per account fee.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares(a)(b)	Class C Shares(a)	Class R Shares(a)
Core Fixed Income Fund	0.25%	N/A	1.00%	0.50%
Global Fixed Income Fund	0.25%	N/A	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	1.00%	N/A
Ultra-Short Duration Bond Fund	0.25%	N/A	1.00%	0.50%

(a)	0.25% of which is service fees
(b)	Effective February 25, 2011, all Class B shares converted to Class A shares.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds of the Trust which have a maximum front-end sales charge of 4.25%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%), 0.85% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase) and 4.00% on Class D shares of the series of the Trust which have a maximum front-end sales charge of 4.50%.

For the six months ended April 30, 2011, AFD retained commissions of $1,844 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, which agree to provide certain administrative support services to the shareholders of certain

Semiannual Report 2011

64

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

classes. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R and Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2011 were as follows:

Fund	Amount
Global Fixed Income Fund	$37,132
Tax-Free Income Fund	3,627

4. Short-Term Trading Fees

The Funds, except Ultra-Short Bond Fund, assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund, within 30 calendar days for the Global Fixed Income Fund, and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Global Fixed Income Fund	$11	$–	$3	$–	$–	$–	$93
Tax-Free Income Fund	–	–	–	–	–	–	–

For the year ended October 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Global Fixed Income Fund	$375	$–	$8	$–	$–	$–	$50
Tax-Free Income Fund	357	–	–	13	–	–	–

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2011, were as follows:

Fund	Purchases	Sales
Core Fixed Income Fund	$233,042,255	$324,526,533
Global Fixed Income Fund	39,082,770	41,816,623
Tax-Free Income Fund	4,431,757	6,417,607
Ultra-Short Duration Bond Fund	54,414,591	25,786,092

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

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Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d)	Risks Associated with Mortgage-backed Securities Risk:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rate rise.

(e)	Risks Associated with Asset-backed Securities Risk:

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of Fund’s asset backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Fixed Income Fund	$83,566,598	$1,730,659	$(508,515)	$1,222,144
Global Fixed Income Fund	34,968,522	2,271,590	(69,115)	2,202,475
Tax-Free Income Fund	107,763,232	5,582,399	(748,595)	4,833,804
Ultra-Short Duration Bond Fund	38,800,888	103,601	(4,099)	99,502

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Fixed Income Fund	$1,684,047	$–	$1,684,047	$–	$–	$1,684,047
Global Fixed Income Fund	1,290,230	–	1,290,230	–	–	1,290,230
Tax-Free Income Fund	66,605	33,197	99,802	4,392,642	–	4,492,444

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Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Core Fixed Income Fund	$–	$2,704,141	$7,924,825	$10,628,966	$(87,827)	$–	$3,821,336	$14,362,475
Global Fixed Income Fund	–	1,307,807	–	1,307,807	–	(1,554,420)	2,011,611	1,764,998
Tax-Free Income Fund	–	–	247,946	247,946	(91,210)	–	8,804,540	8,961,276

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Global Fixed Income Fund	$1,108,247	2014
Global Fixed Income Fund	217,500	2015

Amounts listed as “–” are $0 or round to $0.

9. Significant Shareholders

As of April 30, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
Core Fixed Income Fund	95.3%	1
Global Fixed Income Fund	46.9	2
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	98.7	2

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2011.

Effective June 6, 2011, Boston Financial Data Services, Inc. replaced Citi as Transfer Agent to the Funds.

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Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010 and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2010	Actual Ending Account Value, April 30, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Core Fixed Income Fund	Class A	$1,000.00	$1,008.00	$1,021.12	$3.68	$3.71	0.74%
	Class C	1,000.00	1,005.10	1,017.46	7.36	7.40	1.49%
	Institutional Service Class	1,000.00	1,010.90	1,022.41	2.39	2.41	0.47%
	Institutional Class	1,000.00	1,010.10	1,022.36	2.44	2.46	0.49%
Aberdeen Global Fixed Income Fund	Class A	1,000.00	1,012.70	1,018.84	5.99	6.01	1.20%
	Class C	1,000.00	1,008.50	1,015.12	9.71	9.74	1.95%
	Institutional Service Class	1,000.00	1,014.00	1,020.08	4.74	4.76	0.95%
	Institutional Class	1,000.00	1,014.00	1,020.08	4.74	4.76	0.95%
Aberdeen Tax-Free Income Fund	Class A	1,000.00	985.20	1,020.13	4.63	4.71	0.94%
	Class C	1,000.00	983.40	1,016.46	8.26	8.40	1.68%
	Class D	1,000.00	987.40	1,021.37	3.40	3.46	0.69%
Aberdeen Ultra-Short Duration Bond Fund[2]	Institutional Class	1,000.00	1,003.40	1,022.81	1.65	1.65	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]	The Fund commenced operations on November 30, 2010.

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Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory Agreement

Aberdeen Ultra-Short Duration Bond Fund (the “Fund”) is a new investment portfolio of Aberdeen Funds (the “Trust”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on June 9, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two-year period the proposed advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) with respect to the Fund (the “Agreement”).

In connection with the contract review meetings, the Board receives a variety of information provided by the AAMI relating to the Fund, the Agreement and the AAMI, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services to be provided by the AAMI under the Agreement. The materials provided to the Board generally include, among other items: (i) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints”; (ii) information about the expected profitability of the Agreement to AAMI; (iii) a report prepared by the AAMI in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees and (iv) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) AAMI’s financial results and financial condition; (ii) the Fund’s investment objective and strategies and AAMI’s investment personnel and operations; (iii) arrangements relating to the distribution of the Fund’s shares and the related costs; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with AAMI and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services to be provided to the Fund by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by AAMI, including detailed information about the Fund’s investment performance. This information generally includes, among other things, third-party performance rankings for various periods comparing each fund against its peer group, total return information for various periods, and details of sales and redemptions of fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the funds in the Trust.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the approval of the Agreement. In considering whether to approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by AAMI to the Fund and the resources dedicated to the Fund by AAMI and its affiliates. The Board considered, among other things, AAMI’s investment experience. The Board also considered the background and experience of AAMI’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Trustees considered not only the advisory services to be provided by AAMI to the Fund, but also the administrative services to be provided by AAMI to the Fund under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Fund’s Chief Compliance Officer regarding AAMI’s compliance policies and procedures. The Board was also mindful of AAMI’s focus on the monitoring of the performance of the funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its familiarity with management through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Agreement.

Comparable Performance of AAMI. The Trustees received information about the performance of an Aberdeen representative account with a similar strategy to that of the Fund (“comparable account”) over various time periods, including information which compared the performance of the comparable account to the performance of a peer group of comparable funds and the comparable account’s benchmark. The Trustees noted that the Fund was proposed to have a similar investment strategy and the same portfolio management team as the comparable account.

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Board of Trustees’ Consideration of Advisory Agreement (Unaudited) (continued)

The Trustees noted that the comparable account outperformed its benchmark for the 3- month and 1- year periods ended March 31, 2010. The Trustees also noted that the comparable account outperformed and underperformed certain of its peer funds for the 3- month and 1- year periods ended March 31, 2010. The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee questions about performance and the willingness of AAMI to take steps intended to improve performance.

After reviewing these and related factors, the Board concluded that the performance of the comparable account and AAMI was satisfactory, and supported the approval of the Agreement.

The costs of the services to be provided and profits expected to be realized by AAMI and its affiliates from their relationships with the Fund.

The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and expected total expense level to those of its peers (“Expense Group”) and information about the advisory fees charged by AAMI to comparable Aberdeen funds and to a similar segregated account (“comparable funds/account”). In considering the fees charged to the comparable funds/account, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees considered that the Fund’s proposed management fee was below the median of the Expense Group. The Trustees further considered that the Fund’s estimated total expenses were above the median of the Expense Group, and below the average of the Expense Group. The Board also considered that AAMI had agreed to enter into an expense limitation agreement with the Fund, pursuant to which AAMI would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by AAMI and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the expected profitability of AAMI and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the estimated expense levels of the Fund, and that AAMI had agreed to implement an expense cap with respect to the Fund for a period of time.

After reviewing these and related factors, the Board concluded that the proposed advisory fee was fair and reasonable, and that the anticipated costs of these services generally and the related anticipated profitability of AAMI and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that the Fund would be subject to an expense cap for a minimum of twelve months whereby AAMI had agreed to waive a portion of its advisory fee and/or reimburse Fund expenses. The Board took into account management’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability to AAMI and its affiliates of their relationships with the Fund, as discussed above. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory structure was reasonable and reflects economies of scale being shared between the Fund and AAMI, and supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were expected to provide to the Fund.

•	the nature, quality, cost and extent of administrative services to be performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of the AAMI to provide distribution and administrative services to the Fund, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

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Board of Trustees’ Consideration of Advisory Agreement (Unaudited) (concluded)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreement would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an initial two-year period.

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Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

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Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

AOE-0203-0611

SEMIANNUAL REPORT

ABERDEEN FUNDS OPTIMAL ALLOCATIONS SERIES

APRIL 30, 2011

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Letter to Shareholders	Page 1

Market Review	Page 3
Aberdeen Optimal Allocations Fund: Defensive	Page 6
Aberdeen Optimal Allocations Fund: Growth	Page 9
Aberdeen Optimal Allocations Fund: Moderate	Page 12
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 15
Aberdeen Optimal Allocations Fund: Specialty	Page 18

Financial Statements	Page 21

Notes to Financial Statements	Page 40

Shareholder Expense Examples	Page 47

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Semiannual Report covering the activities for the six-month period ended April 30, 2011.

The reporting period was marked by more volatility in the global financial markets prompted mainly by concerns about the ongoing credit crisis in the Eurozone and, later in the period, the tragic natural and nuclear disasters in Japan. Additionally, rising commodity prices and growing civil discord in the Middle East and North Africa led to fears of higher inflation and oil supply constraints, which could hamper the global economic recovery. Despite these pressures, the major global equity market indices finished the period well into positive territory, bolstered by upbeat corporate earnings news and optimism that economic growth can be sustained.

Aberdeen Funds Rank High Again on Barron’s Best List

For the second year in a row, Aberdeen Funds ranked high in Barron’s Best Mutual Fund Families Rankings. Aberdeen was listed as #6 out of 57 fund families surveyed. Barron’s also recognized Aberdeen as #3 within the Best Taxable Bond Funds category and as #10 and #11 in the World Equity and U.S. Equity funds categories, respectively.

International Equity Fund wins Lipper Award

The Aberdeen International Equity Fund (Institutional Service Class) was honored at the 2011 Lipper Fund Awards as the best international large-cap equity fund out of 150 funds for the 10-year period ended Dec. 31, 2010.

Tax-Free Income Fund Now Managed by U.S. Fixed Income Team

The Aberdeen U.S. Fixed Income team took over direct management of the Aberdeen Tax-Free Income Fund on February 28, 2011. The Fund is now managed on the same team-based, fundamental research-driven investment process that is followed by all Aberdeen Fixed Interest Funds around the world.

New Aberdeen Fund

In response to interest from investors, the Aberdeen Emerging Markets Debt Local Currency Fund was opened to new investors in May 2011. The Fund is managed by Aberdeen’s Emerging Market Debt Team, led by Brett Diment. It seeks to provide long-term total return by investing at least 80% of the portfolio’s net assets in debt securities denominated in the local currencies of or economically linked to emerging market countries. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be contemplated on the back of sound financial advice. Please see the prospectus for further details.

Looking Ahead

Resilient world demand and trade, and the resulting impact on corporate profitability finally appears to be improving business confidence, leading to some modest job creation. Growth continues to buoy commodity prices, lifting headline rates of inflation. Core inflation rates remain subdued, although off their lowest levels. While we remain wary of structural economic and burgeoning political issues, we believe that the corporate sector generally remains in a very strong financial position, with robust balance sheets and record profit margins in some regions.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2011 Semiannual Report

1

Letter to Shareholders (concluded)

In the Barron’s 2010 survey, Aberdeen Asset Management ranked #6 among 57 mutual fund families and #30 among 53 fund families for the one- and five-year periods ending December 31, 2010. Aberdeen ranked #3 among 57 fund families and #40 among 53 fund families in the taxable-bond fund category for the one- and five-year periods ending December 31, 2010. Aberdeen was not included in the 10-year period survey. The Aberdeen fund family was established in June 2008; therefore, the five-year rankings include predecessor fund performance. This historical fund performance may have been achieved using different investment strategies and management styles than are currently being used for the funds.

The survey, issued by Barron’s and Lipper, ranks investment managers in five separate categories, which are: domestic equity, world equity, mixed equity, taxable bonds and tax-exempt funds. Each fund’s returns, which are adjusted for 12b1-fees and do not include sales charges, is measured and ranked against its respective Lipper peer group, and then asset-weighted to determine overall rankings.

The Aberdeen International Equity Fund Lipper Award was based on the highest Lipper Leader Rating for Consistent Return within each eligible classification determines the winner. Consistent Return is a quantitative metric that incorporates two characteristics; risk-adjusted return and the strength of the fund's performance trend.

Although Lipper makes reasonable efforts to ensure accuracy and reliability of the data, it is not guaranteed by Lipper Award based on Institutional Service Class shares of the Fund; other share classes may have different performance characteristics. Aberdeen International Equity Fund performance may now be higher or lower than the performance that was calculated to win the award.

Semiannual Report 2011

2

Market Review

Despite experiencing several periods of volatility, the major global equity market indices posted robust gains for the six-month period ended April 30, 2011. Generally strong corporate earnings reports and improving economic data offset concerns about the credit problems in the peripheral European markets, political unrest in the Middle East and North Africa (MENA) region, as well as rising commodity prices. In a reversal of a recent trend, the developed markets significantly outperformed their emerging-market counterparts as the latter asset class was hindered somewhat by growing fears of inflation, particularly in Latin America. Towards the end of the period, Japan’s tragic natural disaster triggered a sell-off in the equity markets. Nonetheless, a rebound quickly followed on signs that the global economic recovery was still largely intact, although clearly there will be some inevitable disruption to the global supply chain.

Investor confidence in the U.S. was boosted by generally positive earnings results, the Federal Reserve’s additional quantitative easing, and the extension of the federal income tax cuts enacted during the Bush administration. In April Standard and Poor’s rating agency put the U.S. government’s top-grade AAA credit rating on negative watch for the first time. A negative watch is often a precursor to a credit rating downgrade if significant improvements are not made to address concerns – in this case, mounting levels of government debt. An actual downgrade would result in higher interest rates for the government, consumers and businesses, an undesirable outcome that could cripple economic growth. A significant bipartisan effort in Washington D.C. is needed to address the long-term outlook for fiscal deficits, and it has already become an overriding political priority.

The European stock markets withstood some instability due to continuing concerns over the sovereign debt problems in the peripheral European countries. The European Central Bank (ECB) raised its benchmark interest rate by 0.25% in March, but stressed that this is not necessarily the start of a prolonged period of tightening. ECB policymakers face a dilemma dealing with strong economies at Europe’s core while recognizing the weakness of activity and associated debt problems in the peripheral markets. It is likely that monetary policy shifts will either take longer to enact, or that the extent of tightening will be subdued compared with what would normally be warranted. The ECB has always put inflation-fighting credibility at the core of its policy deliberations, so further rate increases may ensue. But while debt issues remain, the provision of liquidity should also prevail.

Emerging markets countries saw rising price pressures during the semiannual period, leading many central banks to continue raising interest rates and/or lenders’ reserve requirements. Nonetheless, emerging markets equities rallied toward the end of the period, bolstered by optimism that economic growth will sustain corporate earnings despite the rising interest-rate environment. Inflation accelerated despite tighter monetary conditions. In some markets, currencies were allowed to appreciate to stave off imported inflation. China’s economy expanded significantly in the first quarter, prompting the central bank to increase lenders’ reserve requirements to a record high. In Latin America, Chile raised rates by 1.0% in three increments during the reporting period. Fitch raised Brazil’s credit rating on the back of its positive growth prospects and the government’s budget cuts.

Bond yields in most major global fixed income markets rose as investors increasingly focused on the implications of stronger economic growth and higher inflation. Concerns over sovereign risk in peripheral European countries continued; consequently, the euro bond market was one of the worst global performers. In the U.S., the financials sector was hit by further problems around the ability of banks to foreclose on mortgage borrowers. However, relatively strong corporate earnings for the two most recent quarterly reporting cycles indicate strong fundamentals and, overall, the sector outperformed. The securitized sector recorded a strong performance, with commercial mortgage-backed securities and non-agency residential mortgage-backed securities performing particularly well. In the currency markets, the U.S. dollar underperformed relative to most major currencies, with the exception of the Japanese yen.

Global demand is now showing some signs of a slump, with a number of leading economic indicators turning. After some stronger employment data earlier in the year, the most recent figures have tended to disappoint. Business confidence remains fragile, and the pace of job creation is still uncertain. Additionally, fiscal policy is tightening, which poses questions about the medium-term sustainability of growth. Higher oil prices are causing both inflation and growth concerns in terms of the potential to slow consumer spending, most notably in the U.S. Therefore, we feel that global liquidity will remain abundant.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2011 Semiannual Report

3

Aberdeen Optimal Allocations Funds (Unaudited)

The Aberdeen Optimal Allocations Fund: Defensive (Class A shares at NAV) returned 5.22% for the semiannual period ended April 30, 2011, versus 0.02% for its benchmark, the Barclays Capital U.S. Aggregate Index, and 6.36% for its defensive composite index, a blend of 40% Standard & Poor’s (S&P) 500 Index and 60% Barclays Capital U.S. Aggregate Index. The broad-market S&P 500 Index returned 16.36%. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 464 funds) was 5.77% for the period.

The Aberdeen Optimal Allocations Fund: Growth (Class A shares at NAV) returned 11.81% for the semiannual period ended April 30, 2011, versus 16.36% for its benchmark, the S&P 500 Index, and 14.69% for its growth composite index, a blend of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 848 funds) was 16.90% for the period.

The Aberdeen Optimal Allocations Fund: Moderate (Class A shares at NAV) returned 8.16% for the semiannual period ended April 30, 2011, versus 16.36% for its benchmark, the S&P 500 Index, and 9.02% for its moderate composite index, a blend of 40% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 502 funds) was 9.30% for the period.

The Aberdeen Optimal Allocations Fund: Moderate Growth (Class A shares at NAV) returned 10.22% for the semiannual period ended April 30, 2011, versus 16.36% for its benchmark, the S&P 500 Index, and 12.33% for its moderate growth composite index, a blend of 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 572 funds) was 11.59% for the period.

The Aberdeen Optimal Allocations Fund: Specialty (Class A shares at NAV) returned 9.89% for the semiannual period ended April 30, 2011, versus 16.36% for its benchmark, the S&P 500 Index, and 15.37% for its specialty composite index, a blend of 70% S&P 500 Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 848 funds) was 16.90% for the period.

The Optimal Allocations Series seeks to balance risk, as measured by volatility, with expected returns.

The reporting period was characterized by extremely volatile global financial markets that were driven by rapidly shifting macroeconomic and geopolitical events around the world. Investors reacted quickly to a barrage of conflicting economic signals, including concerns over the pace and durability of economic growth in the U.S., increasing inflation pressures and the accompanying potential for slowdown in the emerging economies. Sovereign default risk within the European Union and the widespread, ongoing impact of the massive tsunami and earthquakes in Japan were also major concerns.

Amid this challenging global backdrop, risk assets in general delivered strong performance, as accommodative monetary policy in the U.S. and an extension of the Bush-era federal income tax cuts for an additional two years led to expectations of continued and strengthening economic expansion. Consequently, U.S. equities as an asset class were among the strongest performers, especially in the small- and mid-cap segments of the spectrum. In contrast, emerging markets equities lagged the performance of the developed economies during this period as significant inflation headwinds and concerns about China’s efforts to slow its economy to ease inflation pressures led to questions about the continued sustainability of global economic growth.

The Funds’ fixed income exposures posted essentially flat returns over the semiannual period, as both domestic and international bonds struggled with rising interest rates and inflation expectations. Expectations of faster U.S. economic growth and concerns about the nation’s fiscal pressures combined to cause yields to spike significantly in late December. International bonds managed to generate slightly positive returns but the only real bright spot in fixed income was the emerging markets debt sector, driven by investors looking for high-credit quality assets with substantial yields. Commodities continued to perform well on expectations of continued strong global demand for food and industrial raw materials. Gold and silver both appreciated dramatically due to investors’ concerns about the potential inflationary effects of the Federal Reserve’s quantitative easing strategy (dubbed “QE2”).

Despite continued market volatility, all asset classes within the Optimal Allocations Funds’ portfolios posted gains during the period. Equities and real estate outperformed the other asset classes as most of our fixed income holdings recorded only modest gains. U.S. equities, in particular, continued to perform well with small and mid-cap stocks posting the strongest returns of all asset classes in the portfolios. The Funds’ international and global equities fund holdings also delivered strong performance throughout the period.

The robust equity performance was complemented by positive returns in other asset classes such as commodities, as investors looked to benefit from increased global demand for basic materials and also hedge against rising inflation. Our real estate exposures, both domestic and international, also performed well, particularly U.S. real estate investment trusts (REITs). Our holdings in U.S. Treasury Inflation Protected Securities (TIPS) recorded a modest gain as investors continued to position themselves in assets offering protection against inflation.

Our holdings across all asset classes delivered positive absolute returns, although fixed income assets were the weaker performers for the period. The performance of our underlying funds relative to their benchmarks was mixed. The most notable laggards were funds tilted toward emerging market equities which underperformed versus domestic equities during the period. The Funds’ holding in Aberdeen Global Financial Services Fund was a detractor primarily because of

Semiannual Report 2011

4

Aberdeen Optimal Allocations Funds (Unaudited) (concluded)

exposure to emerging market countries and companies not represented in its benchmark index.

The Funds’ allocation models are re-optimized on an annual basis at the beginning of each calendar year. Among equity asset classes for 2011, the majority of exposure reduction came in the sector equity funds, as we reduced positions across the Funds in the global financials, infrastructure, and healthcare and technology sectors. We also trimmed exposure to short-duration US. Treasuries and initiated a position in the U.S. Treasury 10-year bond to serve as an important hedge against ongoing “risk on/risk off” trading behavior in global markets. Across the more aggressive portfolios, reductions in the sector equity funds led to increased exposure to emerging markets equities, commodities, and small and mid-cap U.S. equities.

The Funds are currently fully invested in a manner consistent with their respective 2011 asset allocation models. The Funds’ portfolios and their underlying allocations are constructed from a long-term strategic perspective but retain the flexibility to respond to changing market conditions. They remain diversified across both traditional and non-traditional asset classes.

Portfolio Management: Aberdeen Alternative Investment Strategies Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Funds are subject to different levels and combinations of risk, based their actual allocation among the various asset classes and underlying funds. The Funds will be exposed to risks associated with investing in underlying mutual funds and exchange-traded funds. The Funds will be affected by stock and bond market risks, among others. They invest a significant proportion of their assets in specialty assets, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

5

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†		1 Yr.	Inception[2]
Class A	w/o SC	5.22%		11.12%	5.34%
	w/SC3	(0.85%	)	4.72%	3.93%
Class C	w/o SC	4.86%		10.44%	4.59%
	w/SC4	3.86%		9.44%	4.59%
Institutional Class[5]	w/o SC	5.43%		11.54%	5.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 15, 2006.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2011

6

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index, the Defensive Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for the unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Defensive Composite Index and its weightings are 40% S&P 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Exchange Traded Funds	59.1%
Mutual Funds	40.0%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries
Fixed Income Funds	58.9%
Equity Funds	33.1%
Real Estate Investment Trust (REIT) Funds	4.1%
Commodity Funds	3.0%
Other	0.9%
100.0%

Top Holdings
Oppenheimer International Bond Fund, Class Y	15.0%
iShares Barclays Aggregate Bond Fund	13.0%
iShares Barclays TIPS Bond Fund	10.0%
iShares Barclays 7-10 Year Treasury Bond Fund	8.0%
iShares Barclays 1-3 Year Treasury Bond Fund	7.9%
Aberdeen Equity Long-Short Fund, Institutional Class	6.0%
PIMCO Developing Local Markets Fund, Institutional Class	5.0%
iShares Russell Midcap Index Fund	5.0%
iShares S&P Global Healthcare Sector Index Fund	5.0%
Aberdeen Global Natural Resources Fund, Institutional Class	4.0%
Other	21.1%
100.0%

2011 Semiannual Report

7

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (40.0%)
Commodity Fund (3.0%)
Credit Suisse Commodity Return Strategy Fund, Common Class	25,174	$256,521
Equity Funds (17.0%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	11,256	169,519
Aberdeen Equity Long-Short Fund, Institutional Class (a)	42,899	508,789
Aberdeen Global Financial Services Fund, Institutional Class (a)	14,709	166,065
Aberdeen Global Natural Resources Fund, Institutional Class (a)	17,335	343,407
Aberdeen International Equity Institutional Fund, Institutional Class (a)	18,435	259,932
		1,447,712
Fixed Income Funds (20.0%)
Oppenheimer International Bond Fund, Class Y	187,105	1,272,313
PIMCO Developing Local Markets Fund, Institutional Class	37,922	427,003
		1,699,316
Total Mutual Funds		3,403,549
EXCHANGE TRADED FUNDS (59.1%)
Equity Funds (16.1%)
iShares Russell Midcap Index Fund	3,800	426,512
iShares S&P 500 Index Fund	1,900	260,110
iShares S&P Global Healthcare Sector Index Fund	7,200	421,416
iShares S&P Global Infrastructure Index Fund	6,600	256,014
		1,364,052
Fixed Income Funds (38.9%)
iShares Barclays 1-3 Year Treasury Bond Fund	8,050	677,247
iShares Barclays 7-10 Year Treasury Bond Fund	7,200	680,184
iShares Barclays Aggregate Bond Fund	10,370	1,104,301
iShares Barclays TIPS Bond Fund	7,624	847,484
		3,309,216
Real Estate Investment Trust (REIT) Funds (4.1%)
iShares Cohen & Steers Realty Majors Index Fund	2,330	173,119
SPDR Dow Jones International Real Estate Fund	4,167	172,805
		345,924
Total Exchange Traded Funds		5,019,192
Total Investments (Cost $7,577,973) (b)—99.1%		8,422,741

Other assets in excess of liabilities—0.9%		74,025
Net Assets—100.0%		$8,496,766

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Semiannual Report 2011

8

Aberdeen Optimal Allocations Fund: Growth

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	11.81%	18.11%	3.39%	6.89%
	w/SC3	5.42%	11.35%	2.17%	5.97%
Class C	w/o SC	11.42%	17.35%	2.65%	6.08%
	w/SC4	10.42%	16.35%	2.65%	6.08%
Class R5	w/o SC	11.51%	17.61%	3.04%	6.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

2011 Semiannual Report

9

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500® Index, the Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Growth Composite Index and its weightings are 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and 5% Barclays Capital U.S. Aggregate Bond Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Mutual Funds	63.8%
Exchange Traded Funds	35.4%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries
Equity Funds	79.0%
Fixed Income Funds	8.0%
Real Estate Investment Trust (REIT) Funds	7.1%
Commodity Fund	5.1%
Other	0.8%
100.0%

Top Holdings
Aberdeen International Equity Institutional Fund, Institutional Class	12.1%
Aberdeen Small Cap Fund, Institutional Class	8.9%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	8.9%
Aberdeen Equity Long-Short Fund, Institutional Class	7.9%
iShares Russell Midcap Index Fund	7.1%
Aberdeen Global Natural Resources Fund, Institutional Class	7.0%
iShares S&P Global Healthcare Sector Index Fund	6.1%
SPDR Dow Jones International Real Estate Fund	5.1%
iShares S&P Global Infrastructure Index Fund	5.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
Other	26.7%
100.0%

Semiannual Report 2011

10

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (63.8%)
Commodity Fund (5.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	56,879	$579,601
Equity Funds (53.7%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	68,214	1,027,297
Aberdeen Equity Long-Short Fund, Institutional Class (a)	77,271	916,432
Aberdeen Global Financial Services Fund, Institutional Class (a)	49,773	561,939
Aberdeen Global Natural Resources Fund, Institutional Class (a)	40,538	803,056
Aberdeen International Equity Institutional Fund, Institutional Class (a)	98,542	1,389,447
Aberdeen Small Cap Fund, Institutional Class (a)	60,204	1,031,902
Aberdeen U.S. Equity Fund, Institutional Class* (a)	44,245	462,802
		6,192,875
Fixed Income Fund (5.0%)
PIMCO Developing Local Markets Fund, Institutional Class	51,181	576,293
Total Mutual Funds		7,348,769
EXCHANGE TRADED FUNDS (35.4%)
Equity Funds (25.3%)
iShares Russell Midcap Index Fund	7,262	815,087
iShares S&P 500 Index Fund	3,419	468,061
iShares S&P Global Healthcare Sector Index Fund	12,000	702,360
iShares S&P Global Infrastructure Index Fund	15,100	585,729
iShares S&P Global Technology Sector Index Fund	5,400	348,300
		2,919,537
Fixed Income Fund (3.0%)
iShares Barclays TIPS Bond Fund	3,064	340,594
Real Estate Investment Trust (REIT) Funds (7.1%)
iShares Cohen & Steers Realty Majors Index Fund	3,184	236,572
SPDR Dow Jones International Real Estate Fund	14,177	587,920
		824,492
Total Exchange Traded Funds		4,084,623
Total Investments (Cost $9,237,498) (b)—99.2%		11,433,392

Other assets in excess of liabilities—0.8%		95,624
Net Assets—100.0%		$11,529,016

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2011 Semiannual Report

11

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	8.16%	14.24%	5.64%	7.49%
	w/SC3	1.91%	7.71%	4.40%	6.57%
Class C	w/o SC	7.84%	13.50%	4.86%	6.64%
	w/SC4	6.84%	12.50%	4.86%	6.64%
Class R5	w/o SC	8.03%	13.92%	5.32%	7.12%
Institutional Class[5]	w/o SC	8.40%	14.65%	5.88%	7.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Funds”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2011

12

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500® Index, the Moderate Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Mutual Funds	51.0%
Exchange Traded Funds	48.1%
Repurchase Agreement	0.5%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Equity Funds	53.1%
Fixed Income Funds	37.8%
Real Estate Investment Trust (REIT) Funds	5.1%
Commodity Fund	3.1%
Other	0.9%
100.0%

Top Holdings*
iShares Barclays Aggregate Bond Fund	9.9%
Oppenheimer International Bond Fund, Class Y	9.1%
Aberdeen International Equity Institutional Fund, Institutional Class	8.0%
iShares Barclays TIPS Bond Fund	6.9%
iShares Russell Midcap Index Fund	6.1%
iShares S&P Global Healthcare Sector Index Fund	6.0%
Aberdeen Equity Long-Short Fund, Institutional Class	6.0%
PIMCO Developing Local Markets Fund, Institutional Class	5.0%
Aberdeen Global Natural Resources Fund, Institutional Class	5.0%
Aberdeen Small Cap Fund, Institutional Class	5.0%
Other	33.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Semiannual Report

13

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (51.0%)
Commodity Fund (3.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	120,224	$1,225,085
Equity Funds (33.8%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	131,292	1,977,265
Aberdeen Equity Long-Short Fund, Institutional Class (a)	203,563	2,414,261
Aberdeen Global Financial Services Fund, Institutional Class (a)	98,683	1,114,131
Aberdeen Global Natural Resources Fund, Institutional Class (a)	101,639	2,013,470
Aberdeen International Equity Institutional Fund, Institutional Class (a)	228,950	3,228,188
Aberdeen Small Cap Fund, Institutional Class (a)	116,566	1,997,938
Aberdeen U.S. Equity Fund, Institutional Class* (a)	79,066	827,027
		13,572,280
Fixed Income Funds (14.1%)
Oppenheimer International Bond Fund, Class Y	536,443	3,647,814
PIMCO Developing Local Markets Fund, Institutional Class	181,099	2,039,169
		5,686,983
Total Mutual Funds		20,484,348
EXCHANGE TRADED FUNDS (48.1%)
Equity Funds (19.3%)
iShares Russell Midcap Index Fund	21,811	2,448,067
iShares S&P 500 Index Fund	12,000	1,642,800
iShares S&P Global Healthcare Sector Index Fund	41,500	2,428,995
iShares S&P Global Infrastructure Index Fund	31,800	1,233,522
		7,753,384
Fixed Income Funds (23.7%)
iShares Barclays 1-3 Year Treasury Bond Fund	9,365	787,877
iShares Barclays 7-10 Year Treasury Bond Fund	21,000	1,983,870
iShares Barclays Aggregate Bond Fund	37,428	3,985,708
iShares Barclays TIPS Bond Fund	25,162	2,797,008
		9,554,463
Real Estate Investment Trust (REIT) Funds (5.1%)
iShares Cohen & Steers Realty Majors Index Fund	10,971	815,145
SPDR Dow Jones International Real Estate Fund	29,695	1,231,452
		2,046,597
Total Exchange Traded Funds		19,354,444

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (0.5%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $215,000, collateralized by U.S. Treasury Bill, maturing 5/19/11; total market value of $219,998	$215,000	$215,000
Total Repurchase Agreement		215,000
Total Investments (Cost $33,667,410) (b)—99.6%		40,053,792

Other assets in excess of liabilities—0.4%		158,167
Net Assets—100.0%		$40,211,959

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Semiannual Report 2011

14

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	10.22%	16.32%	4.71%	7.39%
	w/SC3	3.92%	9.66%	3.47%	6.47%
Class C	w/o SC	9.80%	15.49%	3.95%	6.60%
	w/SC4	8.80%	14.49%	3.95%	6.50%
Class R5	w/o SC	10.11%	16.12%	4.37%	7.07%
Institutional Class[5,6]	w/o SC	9.79%	16.03%	4.68%	7.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2011 Semiannual Report

15

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500® Index, the Moderate Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Mutual Funds	59.8%
Exchange Traded Funds	39.3%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries
Equity Funds	65.0%
Fixed Income Funds	25.1%
Real Estate Investment Trust (REIT) Funds	6.0%
Commodity Funds	3.0%
Other	0.9%
100.0%

Top Holdings
Aberdeen International Equity Institutional Fund, Institutional Class	9.0%
Oppenheimer International Bond Fund, Class Y	8.1%
Aberdeen Equity Long-Short Fund, Institutional Class	8.0%
Aberdeen Global Natural Resources Fund, Institutional Class	7.0%
iShares Russell Midcap Index Fund	6.1%
Aberdeen Small Cap Fund, Institutional Class	6.0%
iShares S&P Global Healthcare Sector Index Fund	6.0%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	5.9%
PIMCO Developing Local Markets Fund, Institutional Class	5.0%
iShares Barclays TIPS Bond Fund	4.9%
Other	34.0%
100.0%

Semiannual Report 2011

16

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (59.8%)
Commodity Fund (3.0%)
Credit Suisse Commodity Return Strategy Fund, Common Class	95,589	$974,053
Equity Funds (43.7%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	126,776	1,909,246
Aberdeen Equity Long-Short Fund, Institutional Class (a)	217,168	2,575,606
Aberdeen Global Financial Services Fund, Institutional Class (a)	112,101	1,265,614
Aberdeen Global Natural Resources Fund, Institutional Class (a)	113,829	2,254,957
Aberdeen International Equity Institutional Fund, Institutional Class (a)	205,057	2,891,307
Aberdeen Small Cap Fund, Institutional Class (a)	113,263	1,941,333
Aberdeen U.S. Equity Fund, Institutional Class* (a)	121,649	1,272,450
		14,110,513
Fixed Income Funds (13.1%)
Oppenheimer International Bond Fund, Class Y	381,967	2,597,375
PIMCO Developing Local Markets Fund, Institutional Class	143,638	1,617,369
		4,214,744
Total Mutual Funds		19,299,310
EXCHANGE TRADED FUNDS (39.3%)
Equity Funds (21.3%)
iShares Russell Midcap Index Fund	17,567	1,971,720
iShares S&P 500 Index Fund	9,620	1,316,978
iShares S&P Global Healthcare Sector Index Fund	33,000	1,931,490
iShares S&P Global Infrastructure Index Fund	25,500	989,145
iShares S&P Global Technology Sector Index Fund	10,400	670,800
		6,880,133
Fixed Income Funds (12.0%)
iShares Barclays 7-10 Year Treasury Bond Fund	10,300	973,041
iShares Barclays Aggregate Bond Fund	12,179	1,296,942
iShares Barclays TIPS Bond Fund	14,325	1,592,367
		3,862,350
Real Estate Investment Trust (REIT) Funds (6.0%)
iShares Cohen & Steers Realty Majors Index Fund	8,555	635,637
SPDR Dow Jones International Real Estate Fund	31,120	1,290,546
		1,926,183
Total Exchange Traded Funds		12,668,666
Total Investments (Cost $25,732,777) (b)—99.1%		31,967,976

Other assets in excess of liabilities—0.9%		280,427
Net Assets—100.0%		$32,248,403

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2011 Semiannual Report

17

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	9.89%	16.55%	3.16%	7.35%
	w/SC3	3.57%	9.89%	1.94%	6.43%
Class C	w/o SC	9.64%	15.82%	2.41%	6.57%
	w/SC4	8.64%	14.82%	2.41%	6.57%
Class R5	w/o SC	9.79%	16.43%	2.89%	7.08%
Institutional Class[5]	w/o SC	10.14%	17.04%	3.42%	7.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2011

18

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500® Index, the Specialty Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Specialty Composite Index and its weightings are 70% S&P 500® Index and 30% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Mutual Funds	60.0%
Exchange Traded Funds	39.7%
Repurchase Agreement	0.5%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Industries
Equity Funds	76.3%
Fixed Income Funds	9.0%
Real Estate Investment Trust (REIT) Funds	8.3%
Commodity Funds	6.1%
Other	0.3%
100.0%

Top Holdings*
Aberdeen Equity Long-Short Fund, Institutional Class	11.8%
Aberdeen Global Natural Resources Fund, Institutional Class	11.1%
iShares S&P Global Healthcare Sector Index Fund	10.2%
Aberdeen Global Financial Services Fund, Institutional Class	9.9%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	9.9%
iShares S&P Global Infrastructure Index Fund	8.1%
iShares S&P Global Technology Sector Index Fund	8.0%
SPDR Dow Jones International Real Estate Fund	6.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	6.1%
PIMCO Developing Local Markets Fund, Institutional Class	6.0%
Other	12.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Semiannual Report

19

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (60.0%)
Commodity Fund (6.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	214,891	$2,189,732
Equity Funds (47.9%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	238,171	3,586,862
Aberdeen Equity Long-Short Fund, Institutional Class (a)	359,279	4,261,045
Aberdeen Global Financial Services Fund, Institutional Class (a)	317,988	3,590,089
Aberdeen Global Natural Resources Fund, Institutional Class (a)	202,380	4,009,149
Aberdeen International Equity Institutional Fund, Institutional Class (a)	132,354	1,866,187
		17,313,332
Fixed Income Fund (6.0%)
PIMCO Developing Local Markets Fund, Institutional Class	193,426	2,177,979
Total Mutual Funds		21,681,043
EXCHANGE TRADED FUNDS (39.7%)
Equity Funds (28.4%)
iShares Russell Midcap Index Fund	6,700	752,008
iShares S&P Global Healthcare Sector Index Fund	63,100	3,693,243
iShares S&P Global Infrastructure Index Fund	75,600	2,932,524
iShares S&P Global Technology Sector Index Fund	44,800	2,889,600
		10,267,375
Fixed Income Fund (3.0%)
iShares Barclays TIPS Bond Fund	9,662	1,074,028
Real Estate Investment Trust (REIT) Funds (8.3%)
iShares Cohen & Steers Realty Majors Index Fund	10,406	773,166
SPDR Dow Jones International Real Estate Fund	54,004	2,239,546
		3,012,712
Total Exchange Traded Funds		14,354,115
REPURCHASE AGREEMENT (0.5%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $186,000, collateralized by U.S. Treasury Note, maturing 2/15/13; total market value of $193,325)	$186,000	186,000
Total Repurchase Agreement		186,000
Total Investments (Cost $31,320,868) (b)—100.2%		36,221,158

Liabilities in excess of other assets—(0.2)%		(84,323)
Net Assets—100.0%		$36,136,835

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Semiannual Report 2011

20

Statements of Assets and Liabilities (Unaudited)

April 30, 2011

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value	$6,975,029	$5,240,517	$26,266,512	$17,857,463	$18,721,826
Investments in affiliates, at value	1,447,712	6,192,875	13,572,280	14,110,513	17,313,332
Repurchase agreements, at value	–	–	215,000	–	186,000

Total investments	8,422,741	11,433,392	40,053,792	31,967,976	36,221,158

Cash	31,912	31,069	104	–	400
Receivable for investments sold	25,895	58,164	117,685	274,741	–
Receivable for capital shares issued	–	24,870	67,214	36,002	15,193
Dividends receivable	13,736	820	39,272	28,859	3,012
Receivable from adviser	7,286	9,868	13,083	12,099	15,471
Prepaid expenses	30,945	32,152	33,703	33,624	33,140

Total assets	8,532,515	11,590,335	40,324,853	32,353,301	36,288,374

Liabilities:
Payable for capital shares redeemed	2,007	31,433	28,683	10,963	74,994
Payable for investments purchased	5,042	820	15,057	11,141	3,012
Due to custodian	–	–	–	24,729	–
Accrued expenses and other payables:
Investment advisory fees	1,058	1,441	4,907	3,955	4,343
Administration fees	203	276	938	756	842
Administrative services fees	496	787	632	1,056	186
Transfer agent fees	2,686	4,729	10,269	8,892	17,632
Distribution fees	5,422	6,068	23,750	17,528	20,330
Printing fees	956	3,882	13,199	11,930	14,884
Legal fees	243	564	2,316	1,339	3,130
Fund accounting fees	2,734	2,748	3,774	3,417	3,556
Custodian fees	372	324	792	220	604
Other	14,530	8,247	8,577	8,972	8,026

Total liabilities	35,749	61,319	112,894	104,898	151,539

Net Assets	$8,496,766	$11,529,016	$40,211,959	$32,248,403	$36,136,835

Cost:
Investments	$6,395,561	$4,303,760	$23,010,375	$15,288,245	$16,418,186
Investments in affiliates	1,182,412	4,933,738	10,442,035	10,444,532	14,716,682
Repurchase agreements	–	–	215,000	–	186,000
Represented by:
Capital	$7,726,356	$13,493,164	$39,950,062	$33,867,202	$54,456,387
Accumulated net investment income/(loss)	18,988	(12,259)	53,837	37,804	(64,610)
Accumulated net realized loss from investment transactions	(93,346)	(4,147,783)	(6,178,322)	(7,891,802)	(23,155,232)
Net unrealized appreciation on investments	844,768	2,195,894	6,386,382	6,235,199	4,900,290

Net Assets	$8,496,766	$11,529,016	$40,211,959	$32,248,403	$36,136,835

Net Assets:
Class A Shares	$2,175,345	$5,439,681	$12,029,414	$14,148,830	$9,639,861
Class C Shares	6,141,753	6,055,730	25,853,937	18,036,528	22,357,991
Class R Shares	–	33,605	1,135,647	54,785	524,462
Institutional Class Shares	179,668	–	1,192,961	8,260	3,614,521

Total	$8,496,766	$11,529,016	$40,211,959	$32,248,403	$36,136,835

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

21

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2011

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate		Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	196,673		472,652	983,798		1,190,346		784,705
Class C Shares	560,090		542,135	2,152,250		1,543,220		1,869,790
Class R Shares	–		2,968	93,541		4,632		42,919
Institutional Class Shares	16,254		–	97,631		698		291,988

Total	773,017		1,017,755	3,327,220		2,738,896		2,989,402

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.06	(b)	$11.51	$12.23	(b)	$11.89	(b)	$12.28
Class C Shares(a)	$10.97	(b)	$11.17	$12.01		$11.69	(b)	$11.96
Class R Shares	$–		$11.32	$12.14		$11.83	(b)	$12.22
Institutional Class Shares	$11.05		$–	$12.22		$11.83		$12.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.73		$12.21	$12.98	(b)	$12.62		$13.03
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%		5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2011 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

22

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2011

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$140,395	$128,679	$543,178	$409,164	$485,821
Dividend income from affiliates	4,457	25,735	52,948	59,028	53,132
Interest income	17	17	76	68	49
Other income	10	20	15	41	25

	144,879	154,451	596,217	468,301	539,027

EXPENSES:
Investment advisory fees	6,505	8,656	30,510	24,566	27,255
Administration fees	1,247	1,659	5,846	4,709	5,235
Distribution fees Class A	2,587	6,687	14,983	16,615	10,291
Distribution fees Class B	2,940	2,934	6,527	9,060	10,283
Distribution fees Class C	29,506	27,885	125,448	88,055	112,430
Distribution fees Class R	–	69	2,737	88	1,216
Administrative services fees Class A	606	1,463	1,299	1,983	338
Administrative services fees Class R	–	34	625	–	39
Registration and filing fees	35,782	35,040	35,864	35,560	35,277
Transfer agent fees	6,091	11,784	29,510	24,087	47,199
Audit fees	8,975	9,039	9,053	9,265	9,307
Printing fees	2,789	3,708	8,410	7,603	9,787
Fund accounting fees	1,334	1,502	3,113	2,583	2,883
Legal fees	544	562	1,772	1,631	1,070
Custodian fees	1,004	612	1,178	618	1,227
Trustee fees	210	287	1,075	843	1,009
Other	2,973	4,510	7,083	6,296	6,933

Total expenses before reimbursed/waived expenses	103,093	116,431	285,033	233,562	281,779
Expenses reimbursed/waived by investment advisor	(56,603)	(62,926)	(82,562)	(76,822)	(101,650)

Net expenses	46,490	53,505	202,471	156,740	180,129

Net Investment Income	98,389	100,946	393,746	311,561	358,898

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying non-affiliated funds	15,305	–	46,540	24,501	–
Realized gain/(loss) from investment transactions from affiliated funds	170,015	(14,590)	783,156	636,056	(270,593)
Realized gain from investment transactions from non-affiliated funds	215,272	86,859	565,944	268,184	387,408

Net realized gain from investments	400,592	72,269	1,395,640	928,741	116,815

Net change in unrealized appreciation/depreciation on investment transactions	(82,719)	1,105,366	1,284,556	1,895,543	2,905,424

Net realized/unrealized gain from investments	317,873	1,177,635	2,680,196	2,824,284	3,022,239

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$416,262	$1,278,581	$3,073,942	$3,135,845	$3,381,137

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

23

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$98,389	$113,178	$100,946	$62,388	$393,746	$491,751
Net realized gain/(loss) from investment transactions	400,592	801,702	72,269	(656,088)	1,395,640	1,024,168
Net change in unrealized appreciation/depreciation on investments	(82,719)	21,775	1,105,366	2,282,942	1,284,556	4,059,447

Change in net assets resulting from operations	416,262	936,655	1,278,581	1,689,242	3,073,942	5,575,366

Distributions to Shareholders From:
Net investment income:
Class A	(23,111)	(48,275)	(53,678)	(41,617)	(125,618)	(216,088)
Class B	(6,447)	(10,592)	(8,757)	(3,507)	(14,614)	(21,004)
Class C	(48,529)	(73,155)	(51,915)	(20,759)	(188,035)	(260,764)
Class R	–	–	(238)	(197)	(9,883)	(8,558)
Institutional Class	(1,314)	(2,102)	–	–	(13,753)	(13,609)
Tax return of capital:
Class A	–	–	–	–	–	–
Class B	–	–	–	–	–	–
Class C	–	–	–	–	–	–
Class R	–	–	–	–	–	–
Institutional Class	–	–	–	–	–	–

Change in net assets from shareholder distributions	(79,401)	(134,124)	(114,588)	(66,080)	(351,903)	(520,023)

Change in net assets from capital transactions	(961,700)	(3,028,749)	(1,252,797)	(421,685)	(5,809,469)	(8,362,428)

Change in net assets	(624,839)	(2,226,218)	(88,804)	1,201,477	(3,087,430)	(3,307,085)

Net Assets:
Beginning of period	9,121,605	11,347,823	11,617,820	10,416,343	43,299,389	46,606,474

End of period	$8,496,766	$9,121,605	$11,529,016	$11,617,820	$40,211,959	$43,299,389

Accumulated net investment income/(loss) at end of period	$18,988	$–	$(12,259)	$1,383	$53,837	$11,994

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

24

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$387,085	$439,464	$370,399	$1,645,016	$1,482,442	$2,366,954
Proceeds from conversion of Class B Shares(b)	885,153	–	906,448	–	1,966,804	–
Dividends reinvested	16,265	33,090	43,599	33,757	66,117	83,255
Cost of shares redeemed(a)	(1,017,210)	(4,025,476)	(1,603,008)	(857,381)	(5,027,761)	(7,942,429)

Total Class A	271,293	(3,552,922)	(282,562)	821,392	(1,512,398)	(5,492,220)

Class B Shares(b)
Proceeds from shares issued	5,391	316,555	6,656	44,831	11,090	114,083
Dividends reinvested	3,419	6,105	6,363	2,538	9,632	13,433
Cost of shares converted to Class A Shares	(885,153)	–	(906,448)	–	(1,966,804)	–
Cost of shares redeemed(a)	(94,642)	(155,911)	(74,000)	(265,135)	(149,875)	(697,304)

Total Class B	(970,985)	166,749	(967,429)	(217,766)	(2,095,957)	(569,788)

Class C Shares
Proceeds from shares issued	655,900	1,784,648	530,780	556,669	2,076,465	4,410,360
Dividends reinvested	27,742	41,052	22,969	9,281	97,752	134,851
Cost of shares redeemed(a)	(979,780)	(1,555,553)	(563,569)	(1,606,860)	(3,893,739)	(9,001,763)

Total Class C	(296,138)	270,147	(9,820)	(1,040,910)	(1,719,522)	(4,456,552)

Class R Shares
Proceeds from shares issued	–	–	8,032	28,572	92,215	1,376,601
Dividends reinvested	–	–	238	196	3,692	655
Cost of shares redeemed(a)	–	–	(1,256)	(13,169)	(242,467)	(412,883)

Total Class R	–	–	7,014	15,599	(146,560)	964,373

Institutional Class Shares
Proceeds from shares issued	88,697	98,357	–	–	186,500	1,409,714
Dividends reinvested	811	1,485	–	–	4,643	5,205
Cost of shares redeemed(a)	(55,378)	(12,565)	–	–	(526,175)	(223,160)

Total Institutional Class	34,130	87,277	–	–	(335,032)	1,191,759

Change in net assets from capital transactions:	$(961,700)	$(3,028,749)	$(1,252,797)	$(421,685)	$(5,809,469)	$(8,362,428)

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

25

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	36,641	43,501	34,441	171,425	128,151	221,716
Issued in conversion from Class B Shares(b)	83,113	–	83,085	–	168,247	–
Reinvested	1,548	3,287	4,117	3,455	5,770	7,735
Redeemed	(94,941)	(400,557)	(146,622)	(90,056)	(433,975)	(736,604)

Total Class A Shares	26,361	(353,769)	(24,979)	84,824	(131,807)	(507,153)

Class B Shares(b)
Issued	517	32,412	645	4,865	989	10,987
Reinvested	330	609	617	273	858	1,268
Redeemed in conversion to Class A Shares	(83,860)	–	(85,434)	–	(171,357)	–
Redeemed	(9,039)	(15,584)	(7,158)	(28,490)	(13,234)	(66,417)

Total Class B Shares	(92,052)	17,437	(91,330)	(23,352)	(182,744)	(54,162)

Class C Shares
Issued	62,235	178,928	50,619	59,526	181,993	420,681
Reinvested	2,670	4,095	2,228	993	8,697	12,736
Redeemed	(93,405)	(156,248)	(53,772)	(171,013)	(342,013)	(854,569)

Total Class C Shares	(28,500)	26,775	(925)	(110,494)	(151,323)	(421,152)

Class R Shares
Issued	–	–	752	3,088	8,056	127,351
Reinvested	–	–	22	20	325	62
Redeemed	–	–	(119)	(1,350)	(21,062)	(39,332)

Total Class R Shares	–	–	655	1,758	(12,681)	88,081

Institutional Class Shares
Issued	8,300	9,775	–	–	16,169	129,497
Reinvested	77	147	–	–	405	483
Redeemed	(5,189)	(1,182)	–	–	(45,738)	(20,865)

Total Institutional Class Shares	3,188	8,740	–	–	(29,164)	109,115

Total change in shares:	(91,003)	(300,817)	(116,579)	(47,264)	(507,719)	(785,271)

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

26

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$311,561	$235,065	$358,898	$261,705
Net realized gain/(loss) from investment transactions	928,741	(1,455,452)	116,815	(2,590,371)
Net change in unrealized appreciation/depreciation on investments	1,895,543	5,782,029	2,905,424	7,866,669

Change in net assets resulting from operations	3,135,845	4,561,642	3,381,137	5,538,003

Distributions to Shareholders From:
Net investment income:
Class A	(119,432)	(137,831)	(90,459)	(109,637)
Class B	(21,249)	(16,033)	(35,462)	(18,641)
Class C	(135,946)	(90,584)	(254,184)	(131,310)
Class R	(164)	(100)	(5,579)	(3,655)
Institutional Class	(29)	(30)	(37,824)	(19,606)
Tax return of capital:
Class A	–	–	–	(12,468)
Class B	–	–	–	(2,120)
Class C	–	–	–	(14,932)
Class R	–	–	–	(416)
Institutional Class	–	–	–	(2,229)

Change in net assets from shareholder distributions	(276,820)	(244,578)	(423,508)	(315,014)

Change in net assets from capital transactions	(3,467,550)	(1,621,932)	(5,174,076)	(9,243,166)

Change in net assets	(608,525)	2,695,132	(2,216,447)	(4,020,177)

Net Assets:
Beginning of period	32,856,928	30,161,796	38,353,282	42,373,459

End of period	$32,248,403	$32,856,928	$36,136,835	$38,353,282

Accumulated net investment income/(loss) at end of period	$37,804	$3,063	$(64,610)	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

27

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,050,588	$4,636,777	$692,444	$1,465,887
Proceeds from conversion of Class B Shares(b)	2,832,641	–	3,017,842	–
Dividends reinvested	95,201	107,866	56,398	61,288
Cost of shares redeemed(a)	(3,727,763)	(5,287,320)	(2,770,976)	(6,956,245)

Total Class A	250,667	(542,677)	995,708	(5,429,070)

Class B Shares(b)
Proceeds from shares issued	7,816	105,621	36,732	77,931
Dividends reinvested	14,001	10,910	13,658	7,279
Cost of shares converted to Class A Shares	(2,832,641)	–	(3,017,842)	–
Cost of shares redeemed(a)	(148,126)	(704,423)	(467,721)	(960,846)

Total Class B	(2,958,950)	(587,892)	(3,435,173)	(875,636)

Class C Shares
Proceeds from shares issued	1,768,226	3,628,789	718,839	942,027
Dividends reinvested	61,577	38,274	92,315	50,998
Cost of shares redeemed(a)	(2,627,613)	(4,164,907)	(3,752,509)	(6,957,567)

Total Class C	(797,810)	(497,844)	(2,941,355)	(5,964,542)

Class R Shares
Proceeds from shares issued	33,054	6,812	116,900	151,409
Dividends reinvested	57	1	–	–
Cost of shares redeemed(a)	(5)	(357)	(33,326)	(184,247)

Total Class R	33,106	6,456	83,574	(32,838)

Institutional Class Shares
Proceeds from shares issued	5,415	–	798,135	4,084,482
Dividends reinvested	22	25	1,752	1,953
Cost of shares redeemed(a)	–	–	(676,717)	(1,027,515)

Total Institutional Class	5,437	25	123,170	3,058,920

Change in net assets from capital transactions:	$(3,467,550)	$(1,621,932)	$(5,174,076)	$(9,243,166)

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

28

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	93,454	457,892	59,625	140,886
Issued in conversion from Class B Shares(b)	250,455	–	258,820	–
Reinvested	8,645	10,625	4,969	5,740
Redeemed	(328,052)	(513,731)	(238,960)	(650,353)

Total Class A Shares	24,502	(45,214)	84,454	(503,727)

Class B Shares(b)
Issued	719	10,516	3,278	7,774
Reinvested	1,290	1,093	1,233	701
Redeemed in conversion to Class A Shares	(254,227)	–	(265,360)	–
Redeemed	(13,674)	(71,741)	(41,499)	(94,491)

Total Class B Shares	(265,892)	(60,132)	(302,348)	(86,016)

Class C Shares
Issued	160,938	367,076	63,640	92,274
Reinvested	5,675	3,830	8,339	4,914
Redeemed	(237,652)	(421,357)	(331,644)	(684,037)

Total Class C Shares	(71,039)	(50,451)	(259,665)	(586,849)

Class R Shares
Issued	2,974	655	10,324	14,518
Reinvested	5	–	–	–
Redeemed	–	(37)	(2,901)	(17,870)

Total Class R Shares	2,979	618	7,423	(3,352)

Institutional Class Shares
Issued	479	–	68,852	372,190
Reinvested	2	2	153	181
Redeemed	–	–	(58,203)	(98,581)

Total Institutional Class Shares	481	2	10,802	273,790

Total change in shares:	(308,969)	(155,177)	(459,334)	(906,154)

(a)	Includes redemption fees, if any.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

29

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$10.62	$0.16	$0.40	$0.56	$(0.12)	$–	$(0.12)	$11.06
Year Ended October 31, 2010(f)	9.77	0.18	0.86	1.04	(0.19)	–	(0.19)	10.62
Year Ended October 31, 2009(f)	8.66	0.21	1.11	1.32	(0.21)	–	(0.21)	9.77
Year Ended October 31, 2008	10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	8.66
Year Ended October 31, 2007(g)	10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	10.51
Class C Shares
Six Months Ended April 30, 2011*(f)	10.54	0.12	0.40	0.52	(0.09)	–	(0.09)	10.97
Year Ended October 31, 2010(f)	9.71	0.09	0.87	0.96	(0.13)	–	(0.13)	10.54
Year Ended October 31, 2009(f)	8.61	0.14	1.11	1.25	(0.15)	–	(0.15)	9.71
Year Ended October 31, 2008	10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	8.61
Year Ended October 31, 2007(g)	10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	10.48
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	10.61	0.17	0.40	0.57	(0.13)	–	(0.13)	11.05
Year Ended October 31, 2010(f)	9.77	0.19	0.87	1.06	(0.22)	–	(0.22)	10.61
Year Ended October 31, 2009(f)	8.66	0.24	1.10	1.34	(0.23)	–	(0.23)	9.77
Year Ended October 31, 2008	10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66
Year Ended October 31, 2007(g)	10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	10.52

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

30

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

5.22%	$2,175	0.56%	2.98%	1.85%	20.69%
10.72%	1,809	0.53%	1.79%	1.76%	36.34%
15.50%	5,123	0.52%	2.37%	2.19%	61.98%
(13.32%)	4,001	0.55%	3.07%	1.78%	44.82%
7.67%	893	0.51%	3.04%	3.38%	15.52%

4.86%	6,142	1.25%	2.23%	2.55%	20.69%
9.95%	6,203	1.25%	0.95%	2.58%	36.34%
14.66%	5,458	1.25%	1.60%	2.94%	61.98%
(13.98%)	5,121	1.28%	2.25%	2.59%	44.82%
7.03%	498	1.25%	2.36%	4.39%	15.52%

5.43%	180	0.25%	3.19%	1.54%	20.69%
10.95%	139	0.25%	1.89%	0.79%	36.34%
15.76%	42	0.25%	2.74%	2.20%	61.98%
(13.20%)	938	0.40%	3.46%	1.18%	44.82%
7.90%	1,079	0.25%	3.22%	2.85%	15.52%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

2011 Semiannual Report

31

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$10.40	$0.12	$1.10	$1.22	$(0.11)	$–	$–	$(0.11)	$11.51
Year Ended October 31, 2010(f)	8.97	0.09	1.43	1.52	(0.09)	–	–	(0.09)	10.40
Year Ended October 31, 2009	7.74	0.07	1.22	1.29	(0.06)	–	–	(0.06)	8.97
Year Ended October 31, 2008(f)	14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	7.74
Year Ended October 31, 2007(f)	12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	14.26
Year Ended October 31, 2006	11.33	0.27	1.67	1.94	(0.60)	(0.16)	–	(0.76)	12.51
Class C Shares
Six Months Ended April 30, 2011*(f)	10.12	0.08	1.07	1.15	(0.10)	–	–	(0.10)	11.17
Year Ended October 31, 2010(f)	8.73	0.03	1.39	1.42	(0.03)	–	–	(0.03)	10.12
Year Ended October 31, 2009	7.55	0.02	1.18	1.20	(0.02)	–	–	(0.02)	8.73
Year Ended October 31, 2008(f)	13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.55
Year Ended October 31, 2007(f)	12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.95
Year Ended October 31, 2006	11.22	0.37	1.46	1.83	(0.58)	(0.16)	–	(0.74)	12.31
Class R Shares
Six Months Ended April 30, 2011*(f)	10.25	0.08	1.09	1.17	(0.10)	–	–	(0.10)	11.32
Year Ended October 31, 2010(f)	8.84	0.07	1.40	1.47	(0.06)	–	–	(0.06)	10.25
Year Ended October 31, 2009	7.67	0.05	1.20	1.25	(0.08)	–	–	(0.08)	8.84
Year Ended October 31, 2008(f)	14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	7.67
Year Ended October 31, 2007(f)	12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	14.11
Year Ended October 31, 2006	11.31	0.03	1.86	1.89	(0.60)	(0.16)	–	(0.76)	12.44

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

32

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

11.81%	$5,440	0.55%	2.21%	1.64%	10.71%
17.05%	5,175	0.55%	0.96%	1.49%	54.10%
16.90%	3,702	0.55%	0.97%	2.65%	25.59%
(37.43%)	3,550	0.50%	0.66%	1.21%	67.06%
20.67%	6,159	0.50%	0.66%	1.05%	48.43%
17.79%	3,999	0.51%	0.17%	1.32%	47.77%

11.42%	6,056	1.25%	1.49%	2.34%	10.71%
16.33%	5,494	1.25%	0.31%	2.19%	54.10%
16.02%	5,707	1.25%	0.29%	3.36%	25.59%
(37.89%)	6,163	1.25%	(0.09%)	1.95%	67.06%
19.74%	11,332	1.24%	(0.08%)	1.78%	48.43%
16.91%	6,652	1.25%	(0.51%)	2.05%	47.77%

11.51%	34	1.00%	1.58%	2.09%	10.71%
16.73%	24	0.93%	0.69%	1.86%	54.10%
16.50%	5	0.75%	0.69%	3.00%	25.59%
(37.58%)	1	0.70%	0.64%	1.19%	67.06%
20.13%	287	0.78%	0.46%	1.34%	48.43%
17.43%	1	0.74%	(0.06%)	1.47%	47.77%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

33

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$11.42	$0.14	$0.77	$0.91	$(0.10)	$–	$–	$(0.10)	$12.23
Year Ended October 31, 2010(f)	10.20	0.18	1.21	1.39	(0.17)	–	–	(0.17)	11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	–	–	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Year Ended October 31, 2007(f)	11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	13.03
Year Ended October 31, 2006	11.04	0.31	1.12	1.43	(0.51)	(0.11)	–	(0.62)	11.85
Class C Shares
Six Months Ended April 30, 2011*(f)	11.22	0.10	0.77	0.87	(0.08)	–	–	(0.08)	12.01
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	–	–	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Year Ended October 31, 2007(f)	11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.85
Year Ended October 31, 2006	10.93	0.32	1.02	1.34	(0.44)	(0.11)	–	(0.55)	11.72
Class R Shares
Six Months Ended April 30, 2011*(f)	11.34	0.12	0.77	0.89	(0.09)	–	–	(0.09)	12.14
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	–	–	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Year Ended October 31, 2007(f)	11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	12.97
Year Ended October 31, 2006	11.02	0.20	1.20	1.40	(0.51)	(0.11)	–	(0.62)	11.80
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	11.41	0.15	0.77	0.92	(0.11)	–	–	(0.11)	12.22
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	–	–	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79
Year Ended October 31, 2007(f)	11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	13.03
Year Ended October 31, 2006	11.04	0.18	1.29	1.47	(0.54)	(0.11)	–	(0.65)	11.86

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

34

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

8.16%	$12,029	0.52%	2.44%	0.93%	15.26%
13.74%	12,744	0.51%	1.66%	0.88%	41.21%
18.18%	16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)	14,082	0.48%	2.33%	0.81%	53.11%
15.11%	11,248	0.49%	2.02%	0.75%	70.87%
13.38%	9,797	0.52%	1.87%	0.79%	34.82%

7.84%	25,854	1.25%	1.75%	1.66%	15.26%
12.94%	25,853	1.25%	0.86%	1.61%	41.21%
17.23%	27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)	29,025	1.22%	1.58%	1.55%	53.11%
14.24%	29,557	1.23%	1.30%	1.49%	70.87%
12.59%	19,027	1.25%	1.25%	1.54%	34.82%

8.03%	1,136	0.86%	2.13%	1.27%	15.26%
13.51%	1,205	0.78%	0.97%	1.15%	41.21%
17.87%	184	0.70%	1.26%	1.15%	32.11%
(24.37%)	62	0.70%	2.57%	1.01%	53.11%
14.58%	122	0.78%	1.75%	1.05%	70.87%
13.15%	1	0.72%	1.63%	0.75%	34.82%

8.40%	1,193	0.25%	2.69%	0.65%	15.26%
14.03%	1,447	0.25%	1.58%	0.54%	41.21%
18.36%	180	0.25%	1.98%	0.79%	32.11%
(23.97%)	18	0.22%	1.65%	0.79%	53.11%
15.24%	1	0.25%	2.15%	0.63%	70.87%
13.74%	1	0.25%	1.58%	0.58%	34.82%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

35

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$10.88	$0.14	$0.97	$1.11	$(0.10)	$–	$–	$(0.10)	$11.89
Year Ended October 31, 2010(f)	9.50	0.12	1.37	1.49	(0.11)	–	–	(0.11)	10.88
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	–	–	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Year Ended October 31, 2007(f)	12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	13.84
Year Ended October 31, 2006	11.21	0.39	1.32	1.71	(0.56)	(0.15)	–	(0.71)	12.21
Class C Shares
Six Months Ended April 30, 2011*(f)	10.72	0.09	0.96	1.05	(0.08)	–	–	(0.08)	11.69
Year Ended October 31, 2010(f)	9.37	0.05	1.35	1.40	(0.05)	–	–	(0.05)	10.72
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Year Ended October 31, 2007(f)	12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.68
Year Ended October 31, 2006	11.14	0.34	1.27	1.61	(0.50)	(0.15)	–	(0.65)	12.10
Class R Shares
Six Months Ended April 30, 2011*(f)	10.83	0.09	1.01	1.10	(0.10)	–	–	(0.10)	11.83
Year Ended October 31, 2010(f)	9.45	0.09	1.38	1.47	(0.09)	–	–	(0.09)	10.83
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Year Ended October 31, 2007(f)	12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	13.79
Year Ended October 31, 2006	11.21	0.13	1.54	1.67	(0.55)	(0.15)	–	(0.70)	12.18
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	10.92	0.14	0.89	1.03	(0.12)	–	–	(0.12)	11.83
Year Ended October 31, 2010(f)	9.50	0.15	1.41	1.56	(0.14)	–	–	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(f)(g)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(g)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17
Year Ended October 31, 2007(f)	12.24	0.19	2.07	2.26	(0.39)	(0.23)	–	(0.62)	13.88
Year Ended October 31, 2006	11.23	0.12	1.62	1.74	(0.58)	(0.15)	–	(0.73)	12.24

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

10.22%	$14,149	0.53%	2.42%	1.00%	10.60%
15.81%	12,684	0.53%	1.15%	0.99%	56.29%
18.07%	11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)	10,154	0.48%	1.46%	0.89%	44.74%
18.88%	15,799	0.49%	1.27%	0.76%	63.01%
15.79%	11,525	0.52%	1.05%	0.85%	32.64%

9.80%	18,037	1.25%	1.71%	1.72%	10.60%
15.03%	17,300	1.25%	0.48%	1.71%	56.29%
17.25%	15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)	16,045	1.22%	0.70%	1.64%	44.74%
18.00%	22,259	1.23%	0.56%	1.50%	63.01%
14.95%	14,907	1.25%	0.41%	1.59%	32.64%

10.11%	55	0.75%	1.63%	1.22%	10.60%
15.68%	18	0.75%	0.89%	1.22%	56.29%
17.92%	10	0.70%	1.56%	1.60%	27.48%
(32.16%)	48	0.76%	0.76%	1.49%	44.74%
18.22%	2	0.97%	2.57%	1.32%	63.01%
15.55%	1	0.72%	0.85%	0.87%	32.64%

9.79%	8	0.25%	2.45%	0.74%	10.60%
16.18%	2	0.25%	1.46%	0.70%	56.29%
6.55%	2	0.25%	0.97%	1.10%	27.48%
(5.19%)	–	0.25%	1.54%	1.19%	27.48%
(31.69%)	1	0.21%	1.75%	0.55%	44.74%
19.15%	1	0.25%	1.47%	0.67%	63.01%
16.05%	1	0.25%	1.05%	0.71%	32.64%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2011 Semiannual Report

37

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2011*(f)	$11.31	$0.14	$0.97	$1.11	$(0.14)	$–	$–	$(0.14)	$12.28
Year Ended October 31, 2010(f)	9.89	0.13	1.42	1.55	(0.12)	–	(0.01)	(0.13)	11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	–	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Year Ended October 31, 2007(f)	13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	15.37
Year Ended October 31, 2006	11.53	0.37	1.92	2.29	(0.48)	(0.13)	–	(0.61)	13.21
Class C Shares
Six Months Ended April 30, 2011*(f)	11.03	0.10	0.95	1.05	(0.12)	–	–	(0.12)	11.96
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	–	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Year Ended October 31, 2007(f)	13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.10
Year Ended October 31, 2006	11.45	0.27	1.91	2.18	(0.45)	(0.13)	–	(0.58)	13.05
Class R Shares
Six Months Ended April 30, 2011*(f)	11.26	0.13	0.96	1.09	(0.13)	–	–	(0.13)	12.22
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	–	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Year Ended October 31, 2007(f)	13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	15.32
Year Ended October 31, 2006	11.54	0.48	1.78	2.26	(0.48)	(0.13)	–	(0.61)	13.19
Institutional Class Shares
Six Months Ended April 30, 2011*(f)	11.38	0.16	0.98	1.14	(0.14)	–	–	(0.14)	12.38
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	–	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51
Year Ended October 31, 2007(f)	13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	15.45
Year Ended October 31, 2006	11.56	0.04	2.30	2.34	(0.50)	(0.13)	–	(0.63)	13.27

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

38

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

9.89%	$9,640	0.51%	2.41%	1.06%	8.92%
15.73%	7,919	0.51%	1.21%	1.02%	60.00%
17.87%	11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)	18,574	0.46%	0.71%	0.75%	46.75%
21.56%	42,188	0.49%	0.73%	0.62%	24.54%
20.48%	24,363	0.51%	0.43%	0.74%	13.76%

9.64%	22,358	1.25%	1.87%	1.81%	8.92%
14.84%	23,495	1.25%	0.42%	1.76%	60.00%
16.94%	26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)	34,491	1.21%	(0.06%)	1.51%	46.75%
20.65%	67,323	1.23%	0.01%	1.37%	24.54%
19.59%	35,182	1.25%	(0.24%)	1.48%	13.76%

9.79%	524	0.77%	2.28%	1.32%	8.92%
15.43%	400	0.75%	0.91%	1.26%	60.00%
17.65%	383	0.71%	0.73%	1.60%	7.39%
(37.69%)	382	0.71%	0.41%	1.03%	46.75%
21.14%	479	0.75%	0.57%	0.92%	24.54%
20.23%	78	0.85%	0.15%	1.07%	13.76%

10.14%	3,615	0.25%	2.78%	0.81%	8.92%
15.90%	3,200	0.25%	1.13%	0.76%	60.00%
18.24%	74	0.25%	1.08%	1.07%	7.39%
(37.37%)	3	0.22%	0.32%	0.80%	46.75%
21.77%	1	0.25%	0.95%	0.54%	24.54%
20.84%	1	0.25%	0.29%	0.56%	13.76%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Semiannual Report

39

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2011, the Trust operated twenty-three (23) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive Fund”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds value securities and assets at fair value.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3-significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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40

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2011:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Optimal Allocations Defensive Fund
Investments in Securities
Mutual Funds	3,403,549	–	3,403,549
Exchange Traded Funds	5,019,192	–	5,019,192
Short Term Investments	–	–	–

	8,422,741	–	8,422,741

Optimal Allocations Growth Fund
Investments in Securities
Mutual Funds	7,348,769	–	7,348,769
Exchange Traded Funds	4,084,623	–	4,084,623
Short Term Investments	–	–	–

	11,433,392	–	11,433,392

Optimal Allocations Moderate Fund
Investments in Securities
Mutual Funds	20,484,348	–	20,484,348
Exchange Traded Funds	19,354,444	–	19,354,444
Short Term Investments	–	215,000	215,000

	39,838,792	215,000	40,053,792

Optimal Allocations Moderate Growth Fund
Investments in Securities
Mutual Funds	19,299,310	–	19,299,310
Exchange Traded Funds	12,668,666	–	12,668,666

	31,967,976	–	31,967,976

Optimal Allocations Specialty Fund
Investments in Securities
Mutual Funds	21,681,043	–	21,681,043
Exchange Traded Funds	14,354,115	–	14,354,115
Short Term Investments	–	186,000	186,000

	36,035,158	186,000	36,221,158

*	For the six months ended April 30, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2011. For detailed descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase

2011 Semiannual Report

41

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital distributions and underlying fund distribution adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(e)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(f)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Fund’s average daily net assets.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses) from exceeding 0.25%, effective through February 27, 2013.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. For fees waived after March 1, 2011 no

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42

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Fiscal Year 2009 (Expires 10/31/12)	Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Six Months Ended April 30, 2011 (Expires 4/30/14)	Total**
Optimal Allocations Defensive Fund	$62,335	$190,209	$119,905	$56,603	$429,052
Optimal Allocations Growth Fund	60,550	196,844	103,533	62,926	423,853
Optimal Allocations Moderate Fund	94,768	269,409	159,771	82,562	606,510
Optimal Allocations Moderate Growth Fund	97,497	250,002	145,438	76,822	569,759
Optimal Allocations Specialty Fund	177,821	400,346	205,186	101,650	885,003

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

(d)	Transfer Agent

During the semi-annual period ending April 30, 2011, Citi Fund Services Ohio, (“Citi”) Inc. provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. For the services, the Trust paid Citi a per account fee.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

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Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares(a)(b)	Class C Shares(b)	Class R Shares
Optimal Allocations Defensive Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Growth Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Growth Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Specialty Fund	0.25%	1.00%	1.00%	0.50%

(a)	Effective February 25, 2011, all Class B shares were converted to Class A shares.
(b)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%) and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2011, AFD retained commissions of $12,334 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2011 were as follows:

Fund	Amount
Optimal Allocations Defensive Fund	$606
Optimal Allocations Growth Fund	1,497
Optimal Allocations Moderate Fund	1,924
Optimal Allocations Moderate Growth Fund	1,983
Optimal Allocations Specialty Fund	377

4. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2011, were as follows:

Fund	Purchases	Sales
Optimal Allocations Defensive Fund	$1,785,751	$2,658,495
Optimal Allocations Growth Fund	1,225,577	2,545,779
Optimal Allocations Moderate Fund	6,227,650	12,202,119
Optimal Allocations Moderate Growth Fund	3,460,545	6,968,256
Optimal Allocations Specialty Fund	3,258,344	8,644,844

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Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

5. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

6. Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Optimal Allocations Defensive Fund	$7,759,690	$663,051	$–	$663,051
Optimal Allocations Growth Fund	9,950,377	1,483,015	–	1,483,015
Optimal Allocations Moderate Fund	34,744,887	5,308,905	–	5,308,905
Optimal Allocations Moderate Growth Fund	26,412,945	5,555,031	–	5,555,031
Optimal Allocations Specialty Fund	32,679,994	3,581,712	(40,548)	3,541,164

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive Fund	$134,124	$–	$134,124	$–	$–	$134,124
Optimal Allocations Growth Fund	66,080	–	66,080	–	–	66,080
Optimal Allocations Moderate Fund	520,023	–	520,023	–	–	520,023
Optimal Allocations Moderate Growth Fund	244,578	–	244,578	–	–	244,578
Optimal Allocations Specialty Fund	282,849	–	282,849	–	32,165	315,014

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
Optimal Allocations Defensive Fund	$–	$–	$–	$–	$(133,699)	$567,248	$433,549
Optimal Allocations Growth Fund				–	(3,458,636)	330,496	(3,128,140)
Optimal Allocations Moderate Fund	8,413	–	8,413	–	(5,684,281)	3,212,146	(2,463,722)
Optimal Allocations Moderate Growth Fund	1,501	–	1,501	–	(7,495,125)	3,014,237	(4,479,387)
Optimal Allocations Specialty Fund	–	–	–	–	(21,581,717)	304,536	(21,277,181)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; return of capital from underlying funds.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

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Notes to Financial Statements (concluded)

April 30, 2011 (Unaudited)

Fund	Amount	Expires
Optimal Allocations Defensive Fund	$133,699	2017
Optimal Allocations Growth Fund	2,402,174	2017
Optimal Allocations Growth Fund	1,056,462	2018
Optimal Allocations Moderate Fund	5,320,911	2017
Optimal Allocations Moderate Fund	363,370	2018
Optimal Allocations Moderate Growth Fund	5,616,516	2017
Optimal Allocations Moderate Growth Fund	1,878,609	2018
Optimal Allocations Specialty Fund	1,221,236	2016
Optimal Allocations Specialty Fund	13,407,297	2017
Optimal Allocations Specialty Fund	6,953,184	2018

Amounts listed as “–” are $0 or round to $0.

7. Significant Shareholders

As of April 30, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
Optimal Allocations Defensive Fund	24.92%	1
Optimal Allocations Growth Fund	48.82%	3
Optimal Allocations Moderate Fund	34.22%	2
Optimal Allocations Moderate Growth Fund	41.31%	3
Optimal Allocations Specialty Fund	57.55%	3

8. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2011.

Effective June 6, 2011, Boston Financial Data Services, Inc. replaced Citi as Transfer Agent to the Funds.

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Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010 and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2010	Actual Ending Account Value, April 30, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen Optimal Allocations Fund: Defensive	Class A	$1,000.00	$1,052.20	$1,022.02	$2.85	$2.81	0.56%
	Class C	1,000.00	1,048.60	1,018.60	6.35	6.26	1.25%
	Institutional Class	1,000.00	1,054.30	1,023.55	1.27	1.25	0.25%
Aberdeen Optimal Allocations Fund: Growth	Class A	1,000.00	1,118.10	1,022.07	2.89	2.76	0.55%
	Class C	1,000.00	1,114.20	1,018.60	6.55	6.26	1.25%
	Class R	1,000.00	1,115.10	1,019.84	5.24	5.01	1.00%
Aberdeen Optimal Allocations Fund: Moderate	Class A	1,000.00	1,081.60	1,022.22	2.68	2.61	0.52%
	Class C	1,000.00	1,078.40	1,018.60	6.44	6.26	1.25%
	Class R	1,000.00	1,080.30	1,020.53	4.44	4.31	0.86%
	Institutional Class	1,000.00	1,084.00	1,023.55	1.29	1.25	0.25%
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A	1,000.00	1,102.20	1,022.17	2.76	2.66	0.53%
	Class C	1,000.00	1,098.00	1,018.60	6.50	6.26	1.25%
	Class R	1,000.00	1,101.10	1,021.08	3.91	3.76	0.75%
	Institutional Class	1,000.00	1,097.90	1,023.55	1.30	1.25	0.25%
Aberdeen Optimal Allocations Fund: Specialty	Class A	1,000.00	1,098.90	1,022.27	2.65	2.56	0.51%
	Class C	1,000.00	1,096.40	1,018.60	6.50	6.26	1.25%
	Class R	1,000.00	1,097.90	1,020.98	4.01	3.86	0.77%
	Institutional Class	1,000.00	1,101.40	1,023.55	1.30	1.25	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
[1]	Represents the hypothetical 5% return before expenses.

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Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

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Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

AOE-0202-0611

SEMIANNUAL REPORT

ABERDEEN FUNDS INSTITUTIONAL SERIES

April 30, 2011

Aberdeen Asia Bond Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen International Equity Institutional Fund

Letter to Shareholders	Page 1

Market Review	Page 3
Aberdeen Asia Bond Institutional Fund	Page 4
Aberdeen Asia-Pacific (ex-Japan) Institutional Fund	Page 15
Aberdeen Emerging Markets Institutional Fund	Page 20
Aberdeen International Equity Institutional Fund	Page 25

Financial Highlights	Page 40

Notes to Financial Statements	Page 48
Shareholder Expense Examples	Page 61

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Semiannual Report covering the activities for the six-month period ended April 30, 2011.

The reporting period was marked by more volatility in the global financial markets prompted mainly by concerns about the ongoing credit crisis in the Eurozone and, later in the period, the tragic natural and nuclear disasters in Japan. Additionally, rising commodity prices and growing civil discord in the Middle East and North Africa led to fears of higher inflation and oil supply constraints, which could hamper the global economic recovery. Despite these pressures, the major global equity market indices finished the period well into positive territory, bolstered by upbeat corporate earnings news and optimism that economic growth can be sustained.

Aberdeen Funds Rank High Again on Barron’s Best List

For the second year in a row, Aberdeen Funds ranked high in Barron’s Best Mutual Fund Families Rankings. Aberdeen was listed as #6 out of 57 fund families surveyed. Barron’s also recognized Aberdeen as #3 within the Best Taxable Bond Funds category and as #10 and #11 in the World Equity and U.S. Equity funds categories, respectively.

International Equity Fund wins Lipper Award

The Aberdeen International Equity Fund (Institutional Service Class) was honored at the 2011 Lipper Fund Awards as the best international large-cap equity fund out of 150 funds for the 10-year period ended Dec. 31, 2010.

Tax-Free Income Fund Now Managed by U.S. Fixed Income Team

The Aberdeen U.S. Fixed Income team took over direct management of the Aberdeen Tax-Free Income Fund on February 28, 2011. The Fund is now managed on the same team-based, fundamental research-driven investment process that is followed by all Aberdeen Fixed Interest Funds around the world.

New Aberdeen Fund

In response to interest from investors, the Aberdeen Emerging Markets Debt Local Currency Fund was opened to new investors in May 2011. The Fund is managed by Aberdeen’s Emerging Market Debt Team, led by Brett Diment. It seeks to provide long-term total return by investing at least 80% of the portfolio’s net assets in debt securities denominated in the local currencies of or economically linked to emerging market countries. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be contemplated on the back of sound financial advice. Please see the prospectus for further details.

Looking Ahead

Resilient world demand and trade, and the resulting impact on corporate profitability finally appears to be improving business confidence, leading to some modest job creation. Growth continues to buoy commodity prices, lifting headline rates of inflation. Core inflation rates remain subdued, although off their lowest levels. While we remain wary of structural economic and burgeoning political issues, we believe that the corporate sector generally remains in a very strong financial position, with robust balance sheets and record profit margins in some regions.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2011 Semiannual Report

1

Letter to Shareholders (concluded)

In the Barron’s 2010 survey, Aberdeen Asset Management ranked #6 among 57 mutual fund families and #30 among 53 fund families for the one- and five-year periods ending December 21, 2010. Aberdeen ranked #3 among 57 fund families and #40 among 53 fund families in the taxable-bond fund category for the one- and five-year periods ending December 21, 2010. Aberdeen was not included in the 10-year period survey. The Aberdeen fund family was established in June 2008; therefore, the five-year rankings include predecessor fund performance. This historical fund performance may have been achieved using different investment strategies and management styles than are currently being used for the funds.

The survey, issued by Barron’s and Lipper, ranks investment managers in five separate categories, which are: domestic equity, world equity, mixed equity, taxable bonds and tax-exempt funds. Each fund’s returns, which are adjusted for 12b1-fees and do not include sales charges, is measured and ranked against its respective Lipper peer group, and then asset-weighted to determine overall rankings.

The Aberdeen International Equity Fund Lipper Award was based on the highest Lipper Leader Rating for Consistent Return within each eligible classification determines the winner. Consistent Return is a quantitative metric that incorporates two characteristics; risk-adjusted return and the strength of the fund's performance trend.

Although Lipper makes reasonable efforts to ensure accuracy and reliability of the data, it is not guaranteed by Lipper Award based on Institutional Service Class shares of the Fund; other share classes may have different performance characteristics. Aberdeen International Equity Fund performance may now be higher or lower than the performance that was calculated to win the award.

Semiannual Report 2011

2

Market Review

Despite experiencing several periods of volatility, the major global equity market indices posted robust gains for the six-month period ended April 30, 2011. Generally strong corporate earnings reports and improving economic data offset concerns about the credit problems in the peripheral European markets, political unrest in the Middle East and North Africa (MENA) region, as well as rising commodity prices. In a reversal of a recent trend, the developed markets significantly outperformed their emerging-market counterparts as the latter asset class was hindered somewhat by growing fears of inflation, particularly in Latin America. Towards the end of the period, Japan’s tragic natural disaster triggered a sell-off in the equity markets. Nonetheless, a rebound quickly followed on signs that the global economic recovery was still largely intact, although clearly there will be some inevitable disruption to the global supply chain.

Investor confidence in the U.S. was boosted by generally positive earnings results, the Federal Reserve’s additional quantitative easing, and the extension of the federal income tax cuts enacted during the Bush administration. In April Standard and Poor’s rating agency put the U.S. government’s top-grade AAA credit rating on negative watch for the first time. A negative watch is often a precursor to a credit rating downgrade if significant improvements are not made to address concerns – in this case, mounting levels of government debt. An actual downgrade would result in higher interest rates for the government, consumers and businesses, an undesirable outcome that could cripple economic growth. A significant bipartisan effort in Washington D.C. is needed to address the long-term outlook for fiscal deficits, and it has already become an overriding political priority.

The European stock markets withstood some instability due to continuing concerns over the sovereign debt problems in the peripheral European countries. The European Central Bank (ECB) raised its benchmark interest rate by 0.25% in March, but stressed that this is not necessarily the start of a prolonged period of tightening. ECB policymakers face a dilemma dealing with strong economies at Europe’s core while recognizing the weakness of activity and associated debt problems in the peripheral markets. It is likely that monetary policy shifts will either take longer to enact, or that the extent of tightening will be subdued compared with what would normally be warranted. The ECB has always put inflation-fighting credibility at the core of its policy deliberations, so further rate increases may ensue. But while debt issues remain, the provision of liquidity should also prevail.

Emerging markets countries saw rising price pressures during the semiannual period, leading many central banks to continue raising interest rates and/or lenders’ reserve requirements. Nonetheless, emerging markets equities rallied toward the end of the period, bolstered by optimism that economic growth will sustain corporate earnings despite the rising interest-rate environment. Inflation accelerated despite tighter monetary conditions. In some markets, currencies were allowed to appreciate to stave off imported inflation. China’s economy expanded significantly in the first quarter, prompting the central bank to increase lenders’ reserve requirements to a record high. In Latin America, Chile raised rates by 1.0% in three increments during the reporting period. Fitch raised Brazil’s credit rating on the back of its positive growth prospects and the government’s budget cuts.

Bond yields in most major global fixed income markets rose as investors increasingly focused on the implications of stronger economic growth and higher inflation. Concerns over sovereign risk in peripheral European countries continued; consequently, the euro bond market was one of the worst global performers. In the U.S., the financials sector was hit by further problems around the ability of banks to foreclose on mortgage borrowers. However, relatively strong corporate earnings for the two most recent quarterly reporting cycles indicate strong fundamentals and, overall, the sector outperformed. The securitized sector recorded a strong performance, with commercial mortgage-backed securities and non-agency residential mortgage-backed securities performing particularly well. In the currency markets, the U.S. dollar underperformed relative to most major currencies, with the exception of the Japanese yen.

Global demand is now showing some signs of a slump, with a number of leading economic indicators turning. After some stronger employment data earlier in the year, the most recent figures have tended to disappoint. Business confidence remains fragile, and the pace of job creation is still uncertain. Additionally, fiscal policy is tightening, which poses questions about the medium-term sustainability of growth. Higher oil prices are causing both inflation and growth concerns in terms of the potential to slow consumer spending, most notably in the U.S. Therefore, we feel that global liquidity will remain abundant.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2011 Semiannual Report

3

Aberdeen Asia Bond Institutional Fund (Unaudited)

The Aberdeen Asia Bond Institutional Fund (Institutional shares) returned 5.14% for the semiannual period ended April 30, 2011, versus the 4.16% return of its benchmark, the HSBC Asian Local Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 103 funds) was 2.37% for the period.

Asian bond yields rose during the reporting period, as sentiment was weighed down by Europe’s sovereign debt crisis and emerging inflationary fears in the region. Market participants appeared unmoved by the European Union and International Monetary Fund’s €85 billion (roughly US$125 billion) bailout package for Ireland. Additionally, higher food and energy prices, along with strong economic growth, drove inflation beyond targets set by central banks. Losses were slightly reduced after February, thanks to heightened risk aversion and a pick-up of inflows into the asset class. Continued political unrest in the Middle East and North Africa, as well as the devastating earthquake and tsunami in Japan, curtailed risk appetite, benefiting Asian bonds. Towards the end of the period, regional markets were further lifted by a rally in U.S. Treasuries after the Federal Reserve signalled its intent to maintain an accommodative monetary policy stance in response to disappointing economic data.

Nonetheless, the HSBC Asian Local Bond Index rose 4.16% during the period under review, helped by positive currency returns. Asian currencies continued to rally as policymakers appeared more willing to use a gradual appreciation of their currency as one of the policy instruments to tighten monetary conditions, despite ongoing uncertainties. The Taiwan dollar was the best performer among Asian currencies as it was favored for its increasingly close economic ties to the mainland, while the Singapore dollar rallied after the central bank allowed the currency to appreciate more rapidly.

During the period, our long Asian currency exposure against the Hong Kong dollar, U.S. dollar and Japanese yen contributed positively to the Fund’s performance. More specifically, our long positions in the Singapore dollar, Malaysian ringgit and Korean won were the most notable contributors to relative return as policymakers allowed their currencies to appreciate to offset imported inflation.

The portfolio’s exposure to the Korean bond market, particularly in inflation-protected securities, was positive. Unsurprisingly, market participants were attracted to regional inflation hedges as inflationary pressures mounted, driven by higher food and oil prices.

Our allocation to the credit sector also contributed to the Fund’s relative return, especially the exposure to financials as spreads of both bank capital and senior debt tightened. Korean bank bonds, in particular, met with robust demand. Meanwhile, our preference for selective high-yield corporate bonds over fully-priced high-yield sovereigns also added to performance.

Our primary use of derivatives was foreign-exchange (FX) forwards to hedge the currency exposure of U.S. dollar-denominated credit back into Asian currencies. We also employed FX forwards to take positions in Asian currencies against the Japanese yen. Both these strategies enhanced Fund performance for the reporting period. Furthermore, the portfolio’s interest rate swap positions in both Korea and Thailand also had a positive impact as yields rose during the period.

During the period, our exposure to the Indian bond market detracted from the Fund’s relative return as the Reserve Bank of India tightened monetary policy to combat inflationary pressure. On the currency front, the underweight to the Taiwan dollar hurt performance as the currency was lifted by positive capital inflows. Using currency forwards to gain exposure to Asian currencies against the euro also detracted from the Fund’s relative return.

We marginally reduced our Asian currency exposure, particularly those funded against the Japanese yen. We trimmed our exposure to the Philippine peso and the Indonesian rupiah in favor of the Malaysian ringgit and Chinese yuan.

We initiated a position in the onshore Chinese government bond market with our Qualified Foreign Institutional Investor (QFII) quota and reduced exposure to the Korean bond market.

In Asian credit markets, we reduced our exposure to Korean issuers but increased our weighting to selected Chinese debt.

The Fund remains long Asian currencies against the U.S. dollar, euro and Japanese yen. Within Asia, we are positive about the Chinese yuan, Philippines peso, Singapore dollar and Malaysian ringgit, but are short Taiwan and Hong Kong dollars. We prefer the Indonesian rupiah to the Indian rupee because of our belief in Indonesia’s improving external balance and buoyant portfolio inflows.

Regarding local rates, we have a short duration bias overall. The portfolio is underweight to China, Hong Kong, Taiwan and Singapore, but overweight to India and Indonesia, albeit with a short duration position in both countries. Other overweights include Korea, where we maintain our exposure to the country’s inflation-protected securities, and Malaysia.

In the credit sector, we prefer to hold high-yield bonds versus their investment-grade counterparts. In sector terms, we favor financials, real estate and utilities sectors; in particular, we think that the spreads of tier-1 bank debt should tighten relatively to senior debt, helped by a lack of new issues.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Asia Bond Portfolio. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

4

Aberdeen Asia Bond Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	Inception[2]
Institutional Service Class[4]	w/o SC	5.03%	9.90%	13.27%	[3]
Institutional Class[4]	w/o SC	5.14%	10.01%	7.32%

†	Not annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Asia Bond Portfolio (the “Asia Bond Predecessor Fund”), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the Asia Bond Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Asia Bond Predecessor Fund. The Fund and the Asia Bond Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Class commenced on January 5, 2010
4	Not subject to any sales charges.

2011 Semiannual Report

5

Aberdeen Asia Bond Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Institutional Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ALBI is unmanaged and tracks the total return performance of a bond portfolio which consists of local currency denominated high quality liquid bonds in Asia ex-Japan.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Sovereign Bonds	57.4%
Eurodollar Bonds	30.1%
Credit-Linked Notes	6.3%
Repurchase Agreement	1.7%
Sovereign Agencies	1.6%
Other assets in excess of liabilities	2.9%
100.0%

Top Industries
Commercial Banks	9.2%
Real Estate Management & Development	3.4%
Diversified Financial Services	2.8%
Electric Utilities	2.2%
Diversified Holding Companies	2.1%
Investment Companies	1.8%
Chemicals	1.0%
Oil, Gas & Consumable Fuels	0.9%
Holding Companies-Diversified Operations	0.8%
Diversified Telecommunication Services	0.8%
Other	75.0%
100.0%

Top Holdings*
Korea Treasury Inflation Linked Bond, Series 1703	7.9%
Philippine Government Bond, Series 7-48	2.8%
Malaysian Government Bond, Series 1/06	2.7%
India Government Bond	2.5%
Malaysian Government Bond, Series 0409	2.2%
Indonesia Treasury Bond, Series FR27	2.0%
Malaysian Government Bond, Series 0210	1.9%
India Government Bonds, Royal Bank of Scotland PLC Credit-Linked Notes	1.9%
Temasek Financial (I) Ltd.	1.8%
Singapore Government Bond	1.7%
Other	72.6%
100.0%

Top Countries
Republic of South Korea	22.2%
Indonesia	13.2%
Malaysia	11.3%
China	9.9%
Philippines	9.6%
India	9.0%
Singapore	8.1%
Hong Kong	6.4%
Thailand	5.7%
United States	1.7%
Other	2.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2011

6

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
EURODOLLAR BONDS (30.1%)
CHINA (5.4%)
Apparel (0.6%)
Texhong Textile Group Ltd., Series REGS (USD), 7.63%, 01/19/16	$3,350,000	$3,345,980
Building Materials (0.6%)
West China Cement Ltd., Series REGS (USD), 7.50%, 01/25/16	3,350,000	3,354,020
Diversified Financial Services (0.4%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/20	1,900,000	1,836,681
Food Products (0.6%)
CFG Investment SAC, Series REGS (USD), 9.25%, 12/19/13	2,900,000	3,034,125
Holding Companies-Diversified Operations (0.2%)
Sinochem Overseas Capital Co. Ltd., Series REGS (USD), 6.30%, 11/12/40	1,050,000	1,020,012
Metals & Mining (0.6%)
China Oriental Group Co. Ltd., Series REGS (USD), 7.00%, 11/17/17	3,150,000	3,165,750
Paper & Forest Products (0.7%)
Sino-Forest Corp.
Series REGS (USD), 10.25%, 07/28/14	2,650,000	2,974,625
(USD), 6.25%, 10/21/17	800,000	786,000
		3,760,625
Real Estate Management & Development (1.7%)
Agile Property Holdings Ltd., Series REGS (USD), 10.00%, 11/14/16	1,750,000	1,872,500
Central China Real Estate Ltd., Series REGS (USD), 12.25%, 10/20/15	2,100,000	2,190,090
Country Garden Holdings Co.
Series REGS (USD), 11.75%, 09/10/14	2,650,000	2,908,375
(USD), 11.13%, 02/23/18	1,000,000	1,047,500
Longfor Properties Co. Ltd., Series REGS (USD), 9.50%, 04/07/16	1,050,000	1,086,750
		9,105,215
		28,622,408
HONG KONG (6.4%)
Chemicals (1.0%)
Fufeng Group Ltd., Series REGS (USD), 7.63%, 04/13/16	3,700,000	3,584,375
Sinochem Offshore Capital Co. Ltd. (CNH), HK, 1.80%, 01/18/14	12,000,000	1,856,892
		5,441,267
Commercial Banks (1.0%)
Wing Hang Bank Ltd.
(USD), EMTN, 6.00%, 12/31/49 (a)(b)	1,500,000	1,522,853
(USD), EMTN, 6.00%, 12/31/49 (a)(b)	3,400,000	3,451,799
		4,974,652

	Shares or Principal Amount	Value
Diversified Financial Services (0.6%)
Henson Finance Ltd. (USD), 5.50%, 09/17/19	$3,350,000	$3,278,407
Diversified Holding Companies (2.1%)
Hutchison Whampoa International Ltd.
Series REGS (USD), 4.63%, 09/11/15	300,000	320,100
(USD), 7.63%, 04/09/19	4,900,000	5,876,516
(USD), 7.45%, 11/24/33	100,000	123,978
(USD), 7.45%, 11/24/33	200,000	247,955
Swire Pacific MTN Financing Ltd. (USD), EMTN, 5.50%, 08/19/19	4,200,000	4,442,730
		11,011,279
Real Estate Management & Development (1.7%)
Fita International Ltd. (USD), 7.00%, 02/10/20	4,650,000	4,827,630
HongKong Land Finance Cayman Island Co. Ltd. (USD), EMTN, 4.50%, 10/07/25	4,850,000	4,296,523
		9,124,153
		33,829,758
INDIA (2.9%)
Commercial Banks (2.0%)
Axis Bank Ltd. (USD), EMTN, 5.25%, 09/30/15	3,050,000	3,162,353
Bank of Baroda (USD), 5.00%, 08/24/16	4,100,000	4,192,828
ICICI Bank Ltd.
Series REGS (USD), 6.38%, 04/30/22 (b)	1,200,000	1,197,000
(USD), 6.38%, 04/30/22 (b)	2,100,000	2,094,750
		10,646,931
Diversified Financial Services (0.3%)
Indian Railway Finance Corp. Ltd. (USD), 4.41%, 03/30/16	1,800,000	1,836,990
Electric Utilities (0.6%)
NTPC Ltd. (USD), EMTN, 5.88%, 03/02/16	2,750,000	2,933,334
		15,417,255
INDONESIA (1.5%)
Diversified Telecommunication Services (0.5%)
Indosat Palapa Co. BV, Series REGS (USD), 7.38%, 07/29/20	2,250,000	2,525,625
Electric Utilities (0.3%)
Majapahit Holding BV
Series REGS (USD), 8.00%, 08/07/19	400,000	467,000
(USD), 8.00%, 08/07/19	850,000	992,375
(USD), 7.88%, 06/29/37	300,000	339,000
		1,798,375
Independent Power Producers & Energy Traders (0.7%)
Listrindo Capital BV, Series REGS (USD), 9.25%, 01/29/15	3,200,000	3,574,432
		7,898,432

See accompanying notes to financial statements.

2011 Semiannual Report

7

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
MALAYSIA (2.1%)
Commercial Banks (1.0%)
AMBB Capital (L) Ltd. (USD), 6.77%, 12/31/49 (a)(b)	$2,800,000	$2,878,260
Public Bank Bhd (USD), 6.84%, 08/22/36 (b)	900,000	956,781
SBB Capital Corp. (USD), 6.62%, 12/31/49 (a)(b)	1,450,000	1,510,410
		5,345,451
Electric Utilities (0.2%)
TNB Capital (L) Ltd., Series REGS (USD), 5.25%, 05/05/15	1,100,000	1,180,640
Oil, Gas & Consumable Fuels (0.9%)
PETRONAS Capital Ltd.
Series REGS (USD), 5.25%, 08/12/19	1,200,000	1,276,211
(USD), 5.25%, 08/12/19	500,000	531,754
PETRONAS Global Sukuk Ltd., Series REGS (USD), 4.25%, 08/12/14	2,750,000	2,899,795
		4,707,760
		11,233,851
PHILIPPINES (1.2%)
Diversified Telecommunication Services (0.3%)
Philippine Long Distance Telephone Co. (USD), EMTN, 8.35%, 03/06/17	1,250,000	1,468,715
Electric Utilities (0.3%)
National Power Corp., Series REGS (USD), 6.88%, 11/02/16 (c)	1,750,000	1,993,782
Holding Companies-Diversified Operations (0.6%)
Alliance Global Group Inc. (USD), 6.50%, 08/18/17	3,150,000	3,140,560
		6,603,057
REPUBLIC OF SOUTH KOREA (5.8%)
Commercial Banks (3.8%)
Busan Bank
(USD), 5.50%, 03/14/17 (b)	900,000	916,466
(USD), 6.00%, 10/30/17 (b)	2,240,000	2,315,824
Hana Bank
(USD), 6.50%, 04/09/12 (d)(e)	750,000	785,567
Series REGS (USD), 4.00%, 11/03/16	900,000	899,838
(USD), EMTN, 5.38%, 04/12/17 (b)	1,780,000	1,807,190
National Agricultural Cooperative Federation, Series REGS (USD), 4.25%, 01/28/16	1,850,000	1,903,039
SC First Bank Korea Ltd., Series REGS (USD), 7.27%, 03/03/34 (b)	3,040,000	3,207,200
Shinhan Bank
Series REGS (USD), 4.13%, 10/04/16	1,800,000	1,820,871
(USD), 5.66%, 03/02/35 (b)	3,350,000	3,360,418
(USD), 6.82%, 09/20/36 (b)	1,400,000	1,458,415
Woori Bank, REGS (USD), 4.50%, 10/07/15	2,000,000	2,066,760
		20,541,588

	Shares or Principal Amount	Value
Diversified Financial Services (1.0%)
Hana Funding Ltd. (USD), 8.75%, 12/31/49 (a)(b)	$920,000	$988,145
Hyundai Capital Services, Inc. Series REGS (USD), 6.00%, 05/05/15	3,500,000	3,826,228
Series REGS (USD), 4.38%, 07/27/16	450,000	457,551
		5,271,924
Electric Utilities (1.0%)
Korea Hydro & Nuclear Power Co. Ltd., Series REGS (USD), 3.13%, 09/16/15	590,000	583,098
Korea Midland Power Co. Ltd. (USD), 5.38%, 02/11/13	700,000	735,965
Series REGS (USD), 5.50%, 03/14/16	2,500,000	2,670,638
Korea South-East Power Co. Ltd., Series REGS (USD), 6.00%, 05/25/16	1,100,000	1,190,344
		5,180,045
		30,993,557
SINGAPORE (3.8%)
Airlines (0.7%)
Singapore Airlines Ltd. (SGD), MTN, 3.22%, 07/09/20	4,500,000	3,693,860
Commercial Banks (0.3%)
Oversea-Chinese Banking Corp. Ltd. (USD), EMTN, 3.75%, 11/15/22 (b)	1,750,000	1,644,150
Investment Companies (1.8%)
Temasek Financial (I) Ltd. (SGD), EMTN, 3.27%, 02/19/20	11,000,000	9,364,724
Real Estate (0.3%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/17	1,750,000	1,472,129
Real Estate Investment Trust (REIT) Fund (0.3%)
CMT MTN Pte. Ltd. (SGD), MTN, 2.85%, 09/01/14	2,000,000	1,656,181
Semiconductors & Semiconductor Equipment (0.4%)
STATS ChipPAC Ltd., Series REGS (USD), 7.50%, 08/12/15	1,950,000	2,106,000
		19,937,044
THAILAND (1.0%)
Commercial Banks (1.0%)
Bangkok Bank PCL Series REGS (USD), 4.80%, 10/18/20	950,000	908,401
Series REGS (USD), 9.03%, 03/15/29	2,850,000	3,424,389
Kasikornbank PCL, Series REGS (USD), 8.25%, 08/21/16	1,000,000	1,126,233
		5,459,023
Total Eurodollar Bonds		159,994,385

See accompanying notes to financial statements.

Semiannual Report 2011

8

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
CREDIT-LINKED NOTES (6.3%)
INDIA (3.6%)
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes (USD), EMTN, 5.16%, 05/22/14 (b)	$8,900,000	$8,905,424
India Government Bonds, Royal Bank of Scotland PLC Credit-Linked Notes (USD), EMTN, 8.45%, 07/02/11	10,000,000	10,218,012
		19,123,436
INDONESIA (2.7%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (USD), 14.28%, 12/18/13 (b)(e)	6,500,000	8,990,371
(IDR), EMTN, 9.50%, 06/17/15	41,000,000,000	5,220,750
		14,211,121
Total Credit-Linked Notes		33,334,557
SOVEREIGN BONDS (57.4%)
CHINA (4.5%)
China Government Bond (CNY), 2.80%, 03/24/12	30,000,000	4,617,624
(CNY), 3.22%, 03/10/14	30,000,000	4,615,267
(CNY), 2.91%, 10/21/15	20,000,000	3,000,247
(CNY), 3.60%, 02/17/16	30,000,000	4,641,306
(CNY), 3.41%, 06/24/20	20,000,000	2,959,452
(CNH), 2.48%, 12/01/20	24,000,000	3,826,671
		23,660,567
INDIA (2.5%)
India Government Bond (INR), 7.49%, 04/16/17	600,000,000	13,097,180
INDONESIA (9.0%)
Indonesia Government International Bond Series REGS (USD), 11.63%, 03/04/19	2,000,000	2,915,000
Series REGS (USD), 11.63%, 03/04/19	1,300,000	1,894,750
Series REGS (USD), 5.88%, 03/13/20	1,400,000	1,526,000
Series REGS (USD), 6.63%, 02/17/37	700,000	748,710
Series REGS (USD), 6.63%, 02/17/37	2,900,000	3,101,796
Indonesia Treasury Bond Series FR27 (IDR), 9.50%, 06/15/15	83,600,000,000	10,672,481
Series FR30 (IDR), 10.75%, 05/15/16	26,500,000,000	3,593,612
Series FR55 (IDR), 7.38%, 09/15/16	51,300,000,000	6,097,584
Series FR31 (IDR), 11.00%, 11/15/20	28,500,000,000	4,044,581
Series FR35 (IDR), 12.90%, 06/15/22	35,000,000,000	5,523,649
Series FR40 (IDR), 11.00%, 09/15/25	24,000,000,000	3,386,959
Perusahaan Penerbit SBSN Indonesia Series REGS (USD), 8.80%, 04/23/14	600,000	697,241
Series REGS (USD), 8.80%, 04/23/14	3,000,000	3,486,204
		47,688,567
MALAYSIA (9.2%)
Malaysian Government Bond Series 3/03 (MYR), 3.70%, 02/25/13	21,500,000	7,331,994
Series 0509 (MYR), 3.21%, 05/31/13	7,000,000	2,363,648
Series 0409 (MYR), 3.74%, 02/27/15	34,000,000	11,618,932

	Shares or Principal Amount	Value
Series 1/06 (MYR), 4.26%, 09/15/16	$41,500,000	$14,468,747
Series 0210 (MYR), 4.01%, 09/15/17	30,000,000	10,276,286
Series 0311 (MYR), 4.39%, 04/15/26	8,000,000	2,718,579
		48,778,186
PHILIPPINES (8.4%)
Philippine Government Bond Series 5-67 (PHP), 6.25%, 01/27/14	180,000,000	4,419,666
Series 5-68 (PHP), 6.38%, 05/13/15	280,000,000	6,889,668
Series 7-48 (PHP), 7.00%, 01/27/16	581,300,000	14,871,083
Series 1042 (PHP), 9.13%, 09/04/16	56,000,000	1,552,359
Philippine Government International Bond (USD), 8.88%, 03/17/15	1,700,000	2,086,750
(USD), 9.88%, 01/15/19	3,900,000	5,274,750
(USD), 10.63%, 03/16/25	2,000,000	2,972,328
(USD), 10.63%, 03/16/25	1,600,000	2,388,000
(USD), 7.75%, 01/14/31	2,050,000	2,511,250
(USD), 7.75%, 01/14/31	1,200,000	1,470,000
		44,435,854
REPUBLIC OF SOUTH KOREA (15.7%)
Korea Monetary Stabilization Bond, Series 1302 (KRW), 3.99%, 02/01/13	8,100,000,000	7,599,397
Korea Treasury Bond Series 1503 (KRW), 4.50%, 03/10/15	8,900,000,000	8,462,562
Series 1509 (KRW), 5.25%, 09/10/15	7,600,000,000	7,437,774
Series 1809 (KRW), 5.75%, 09/10/18	5,300,000,000	5,360,797
Series 2006 (KRW), 5.00%, 06/10/20	3,500,000,000	3,395,896
Korea Treasury Inflation Linked Bond Series 1703 (KRW), 2.75%, 03/10/17	41,990,400,000	42,037,419
Series 2006 (KRW), 2.75%, 06/10/20	6,500,000,000	6,768,758
Republic of Korea (USD), 7.13%, 04/16/19	2,150,000	2,547,789
		83,610,392
SINGAPORE (3.4%)
Singapore Government Bond (SGD), 2.38%, 04/01/17	1,500,000	1,287,879
(SGD), 4.00%, 09/01/18	9,900,000	9,195,268
(SGD), 2.50%, 06/01/19	5,239,000	4,368,339
(SGD), 3.25%, 09/01/20	3,880,000	3,380,613
		18,232,099
THAILAND (4.7%)
Thailand Government Bond (THB), 4.25%, 03/13/13	140,000,000	4,780,139
(THB), 5.25%, 05/12/14	231,000,000	8,157,558
(THB), 3.63%, 05/22/15	150,000,000	5,069,070
(THB), 4.13%, 11/18/16	101,900,000	3,523,576
(THB), 2.80%, 10/10/17	40,000,000	1,280,788
(THB), 3.88%, 06/13/19	60,000,000	2,059,610
		24,870,741
Total Sovereign Bonds		304,373,586

See accompanying notes to financial statements.

2011 Semiannual Report

9

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
SOVEREIGN AGENCIES (1.6%)
REPUBLIC OF SOUTH KOREA (0.7%)
Korea Expressway Corp., Series REGS (USD), 4.50%, 03/23/15	$2,550,000	$2,666,841
Korea Finance Corp. (USD), 3.25%, 09/20/16	1,150,000	1,123,021
		3,789,862
SINGAPORE (0.9%)
Housing & Development Board Bond (SGD), MTN, 3.95%, 07/15/18	5,000,000	4,489,204
Total Sovereign Agencies		8,279,066
REPURCHASE AGREEMENT (1.7%)
UNITED STATES (1.7%)
State Street Bank, 0.01%, dated 04/29/11, due 05/02/11, repurchase price $9,186,008, collateralized by U.S.Treasury Note, maturing 02/15/13; total market value of $9,371,175	9,186,000	9,186,000
Total Repurchase Agreement		9,186,000
Total Investments (Cost $485,946,824) (f)—97.1%		515,167,594

Other assets in excess of liabilities—2.9%		15,480,833
Net Assets—100.0%		$530,648,427

(a)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2011.
(c)	This security is government guaranteed.
(d)	Government Liquidated GDT
(e)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
EUR	Euro Currency
GMTN	Global Medium Term Note
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	U.S. Dollar

See accompanying notes to financial statements.

Semiannual Report 2011

10

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

At April 30, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-10 year	Credit Suisse	214	06/21/11	$502,888
United States Treasury Note 6%-10 year	Credit Suisse	(33)	06/21/11	(77,908)
United States Treasury Note 6%-30 year	Credit Suisse	3	06/21/11	4,589
United States Treasury Note 6%-2 year	Credit Suisse	(310)	06/30/11	(339,564)
United States Treasury Note 6%-2 year	Credit Suisse	274	06/30/11	296,409
United States Treasury Note 6%-5 year	Credit Suisse	(155)	06/30/11	(278,748)
				$107,666

At April 30, 2011, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar 09/07/11	Credit Suisse	CNH	9,154,880	USD	1,400,000	$1,426,170	$26,170
09/07/11	Deutsche Bank	CNH	73,738,200	USD	11,300,000	11,487,121	187,121
09/07/11	HSBC	CNH	68,376,000	USD	10,500,000	10,651,784	151,784
09/07/11	Standard Chartered Bank	CNH	21,859,838	USD	3,355,000	3,405,380	50,380
Chinese Yuan Renminbi/United States Dollar 08/02/11	State Street	CNY	93,667,000	USD	14,000,000	14,599,756	599,756
08/02/11	UBS	CNY	25,409,840	USD	3,800,000	3,960,599	160,599
09/07/11	Deutsche Bank	CNY	57,428,800	USD	8,800,000	8,975,155	175,155
12/21/11	Standard Chartered Bank	CNY	49,506,400	USD	7,600,000	7,792,336	192,336
01/17/12	Deutsche Bank	CNY	404,883,166	USD	62,696,000	63,834,995	1,138,995
Euro Currency/United States Dollar 06/30/11	Deutsche Bank	EUR	3,317,138	USD	4,700,000	4,905,317	205,317
06/30/11	State Street	EUR	273,056	USD	400,000	403,790	3,790
Hong Kong Dollar/United States Dollar 06/02/11	Royal Bank of Canada	HKD	125,345,745	USD	16,100,000	16,141,630	41,630
Indian Rupee/United States Dollar 05/02/11	Deutsche Bank	INR	170,605,000	USD	3,848,523	3,858,532	10,009
05/02/11	HSBC	INR	1,529,194,000	USD	33,478,141	34,585,412	1,107,271
05/02/11	Royal Bank of Canada	INR	1,517,202,000	USD	33,662,306	34,314,192	651,886
05/02/11	Standard Chartered Bank	INR	1,105,768,000	USD	24,906,452	25,008,888	102,436
05/02/11	UBS	INR	63,994,000	USD	1,400,000	1,447,337	47,337
09/07/11	Deutsche Bank	INR	127,288,000	USD	2,800,000	2,817,583	17,583
09/07/11	Standard Chartered Bank	INR	1,019,362,500	USD	22,500,000	22,564,097	64,097
Indonesian Rupiah/United States Dollar 05/23/11	Royal Bank of Canada	IDR	14,472,000,000	USD	1,600,000	1,691,011	91,011
08/02/11	Bank of America	IDR	12,233,500,000	USD	1,400,000	1,425,083	25,083
08/02/11	Deutsche Bank	IDR	180,153,000,000	USD	19,200,000	20,986,058	1,786,058
08/02/11	HSBC	IDR	100,062,200,000	USD	11,000,000	11,656,265	656,265
08/02/11	State Street	IDR	67,672,500,000	USD	7,300,000	7,883,182	583,182
08/02/11	UBS	IDR	140,109,000,000	USD	15,700,000	16,321,324	621,324
10/14/11	HSBC	IDR	14,976,000,000	USD	1,600,000	1,727,431	127,431
03/02/12	HSBC	IDR	19,435,500,000	USD	2,100,000	2,203,105	103,105

See accompanying notes to financial statements.

2011 Semiannual Report

11

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen/United States Dollar 06/30/11	Bank of America	JPY	665,865,000	USD	8,000,000	$8,211,120	$211,120
06/30/11	Deutsche Bank	JPY	49,090,200	USD	600,000	605,356	5,356
06/30/11	HSBC	JPY	67,272,080	USD	800,000	829,566	29,566
06/30/11	Standard Chartered Bank	JPY	33,453,800	USD	400,000	412,536	12,536
Malaysian Ringgit/United States Dollar 06/02/11	Credit Suisse	MYR	919,050	USD	300,000	310,741	10,741
06/02/11	Royal Bank of Canada	MYR	3,933,700	USD	1,300,000	1,330,028	30,028
06/02/11	State Street	MYR	45,657,150	USD	15,100,000	15,437,199	337,199
06/02/11	UBS	MYR	1,514,000	USD	500,000	511,901	11,901
08/02/11	HSBC	MYR	901,050	USD	300,000	304,080	4,080
12/08/11	HSBC	MYR	104,149,440	USD	33,640,000	34,973,198	1,333,198
New Taiwan Dollar/United States Dollar 05/24/11	Deutsche Bank	TWD	60,217,500	USD	2,100,000	2,102,979	2,979
05/24/11	HSBC	TWD	14,775,000	USD	500,000	515,988	15,988
05/24/11	Royal Bank of Canada	TWD	17,160,000	USD	600,000	599,280	(720)
05/24/11	Standard Chartered Bank	TWD	141,249,600	USD	4,800,000	4,932,867	132,867
05/24/11	UBS	TWD	54,805,500	USD	1,900,000	1,913,975	13,975
Philippine Peso/United States Dollar 06/07/11	Deutsche Bank	PHP	109,325,000	USD	2,500,000	2,570,010	70,010
06/07/11	HSBC	PHP	302,096,800	USD	6,800,000	7,101,685	301,685
06/07/11	Royal Bank of Canada	PHP	1,114,931,200	USD	25,600,000	26,209,778	609,778
08/02/11	Bank of America	PHP	17,272,000	USD	400,000	405,978	5,978
08/02/11	HSBC	PHP	160,136,000	USD	3,700,000	3,764,393	64,393
08/02/11	Standard Chartered Bank	PHP	1,183,089,700	USD	27,100,000	27,811,455	711,455
08/02/11	UBS	PHP	8,798,000	USD	200,000	206,819	6,819
Singapore Dollar/United States Dollar 06/02/11	Bank of America	SGD	504,200	USD	400,000	411,908	11,908
06/02/11	Deutsche Bank	SGD	2,401,884	USD	1,900,000	1,962,230	62,230
06/02/11	Royal Bank of Canada	SGD	28,463,756	USD	22,470,000	23,253,586	783,586
06/02/11	Standard Chartered Bank	SGD	101,116,668	USD	80,400,000	82,607,689	2,207,689
South Korean Won/United States Dollar 06/02/11	Bank of America	KRW	324,930,000	USD	300,000	304,070	4,070
06/03/11	Credit Suisse	KRW	25,118,800,000	USD	22,100,000	23,508,470	1,408,470
06/03/11	Deutsche Bank	KRW	15,765,750,000	USD	14,300,000	14,755,031	455,031
06/03/11	Royal Bank of Canada	KRW	35,076,767,500	USD	30,950,000	32,828,046	1,878,046
06/03/11	State Street	KRW	44,492,454,000	USD	40,860,000	41,640,107	780,107
06/03/11	UBS	KRW	5,372,360,000	USD	4,900,000	5,027,945	127,945
Thai Baht/United States Dollar 06/02/11	Credit Suisse	THB	76,480,300	USD	2,500,000	2,557,824	57,824
06/02/11	HSBC	THB	809,868,540	USD	26,560,000	27,085,423	525,423
06/02/11	UBS	THB	14,991,500	USD	500,000	501,379	1,379
						$733,578,173	$21,151,751

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi 08/02/11	Deutsche Bank	USD	10,800,000	CNY	70,330,400	$10,962,310	$(162,310)
08/02/11	HSBC	USD	26,900,000	CNY	174,589,800	27,213,090	(313,090)
09/07/11	Credit Suisse	USD	8,800,000	CNY	57,032,800	8,913,267	(113,267)
01/17/12	Deutsche Bank	USD	1,800,000	CNY	11,460,600	1,806,910	(6,910)
01/17/12	Standard Chartered Bank	USD	21,500,000	CNY	138,083,750	21,770,664	(270,664)

See accompanying notes to financial statements.

Semiannual Report 2011

12

Statement of Investments (continued)

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro Currency 06/30/11	Bank of America	USD	35,000,000	EUR	24,393,729	$36,072,958	$(1,072,958)
06/30/11	Royal Bank of Canada	USD	1,100,000	EUR	760,888	1,125,185	(25,185)
United States Dollar/Indian Rupee 05/02/11	Deutsche Bank	USD	3,800,000	INR	170,605,000	3,858,532	(58,532)
05/02/11	HSBC	USD	34,467,551	INR	1,529,194,000	34,585,412	(117,861)
05/02/11	Royal Bank of Canada	USD	33,862,869	INR	1,517,202,000	34,314,192	(451,323)
05/02/11	Standard Chartered Bank	USD	24,637,559	INR	1,105,768,000	25,008,888	(371,329)
05/02/11	UBS	USD	1,443,582	INR	63,994,000	1,447,337	(3,755)
09/07/11	Deutsche Bank	USD	900,000	INR	40,887,000	905,054	(5,054)
09/07/11	Standard Chartered Bank	USD	5,300,000	INR	240,116,500	5,315,098	(15,098)
United States Dollar/Indonesian Rupiah 05/23/11	Credit Suisse	USD	3,200,000	IDR	28,371,200,000	3,315,092	(115,092)
05/23/11	HSBC	USD	9,000,000	IDR	80,010,000,000	9,348,936	(348,936)
08/02/11	Bank of America	USD	1,100,000	IDR	9,625,000,000	1,121,218	(21,218)
08/02/11	Deutsche Bank	USD	6,100,000	IDR	56,107,800,000	6,536,008	(436,008)
08/02/11	HSBC	USD	26,950,000	IDR	238,955,850,000	27,836,013	(886,013)
08/02/11	Standard Chartered Bank	USD	2,300,000	IDR	20,274,500,000	2,361,780	(61,780)
10/14/11	Standard Chartered Bank	USD	1,500,000	IDR	13,147,500,000	1,516,520	(16,520)
United States Dollar/Japanese Yen 06/30/11	UBS	USD	29,700,000	JPY	2,530,529,100	31,205,241	(1,505,241)
United States Dollar/Malaysian Ringgit 06/02/11	Bank of America	USD	2,100,000	MYR	6,254,850	2,114,835	(14,835)
06/02/11	Credit Suisse	USD	1,200,000	MYR	3,639,600	1,230,590	(30,590)
06/02/11	Deutsche Bank	USD	900,000	MYR	2,729,250	922,790	(22,790)
06/02/11	Royal Bank of Canada	USD	2,400,000	MYR	7,279,200	2,461,180	(61,180)
06/02/11	Standard Chartered Bank	USD	2,700,000	MYR	8,175,600	2,764,263	(64,263)
06/02/11	State Street	USD	9,900,000	MYR	30,275,400	10,236,454	(336,454)
08/02/11	HSBC	USD	2,800,000	MYR	8,409,800	2,838,080	(38,080)
12/08/11	HSBC	USD	2,080,000	MYR	6,439,680	2,162,433	(82,433)
United States Dollar/New Taiwan Dollar 05/24/11	Deutsche Bank	USD	9,600,000	TWD	277,647,000	9,696,281	(96,281)
05/24/11	HSBC	USD	4,000,000	TWD	120,958,000	4,224,222	(224,222)
05/24/11	Standard Chartered Bank	USD	9,500,000	TWD	279,556,500	9,762,966	(262,966)
United States Dollar/Philippine Peso 06/02/11	Bank of America	USD	200,000	PHP	8,620,000	202,591	(2,591)
06/07/11	State Street	USD	900,000	PHP	38,844,000	913,144	(13,144)
08/02/11	Bank of America	USD	1,000,000	PHP	43,220,000	1,015,993	(15,993)
08/02/11	Deutsche Bank	USD	800,000	PHP	34,672,000	815,051	(15,051)
08/02/11	HSBC	USD	3,900,000	PHP	169,116,000	3,975,491	(75,491)
08/02/11	Standard Chartered Bank	USD	22,270,000	PHP	958,091,770	22,522,321	(252,321)
08/02/11	State Street	USD	1,600,000	PHP	69,488,000	1,633,488	(33,488)
United States Dollar/Singapore Dollar 06/02/11	Bank of America	USD	11,700,000	SGD	14,622,754	11,946,121	(246,121)
06/02/11	Deutsche Bank	USD	6,685,000	SGD	8,458,204	6,909,965	(224,965)
06/02/11	HSBC	USD	4,600,000	SGD	5,807,270	4,744,274	(144,274)
06/02/11	Royal Bank of Canada	USD	6,800,000	SGD	8,506,100	6,949,094	(149,094)
06/02/11	Standard Chartered Bank	USD	5,200,000	SGD	6,552,936	5,353,449	(153,449)
United States Dollar/South Korean Won 06/02/11	Bank of America	USD	200,000	KRW	216,620,000	202,714	(2,714)
06/03/11	Bank of America	USD	2,000,000	KRW	2,163,800,000	2,025,082	(25,082)
06/03/11	Deutsche Bank	USD	1,850,000	KRW	2,072,370,000	1,939,513	(89,513)
06/03/11	HSBC	USD	13,200,000	KRW	14,566,790,000	13,632,934	(432,934)
06/03/11	Royal Bank of Canada	USD	1,600,000	KRW	1,758,880,000	1,646,121	(46,121)
06/03/11	State Street	USD	36,200,000	KRW	39,418,180,000	36,891,137	(691,137)

See accompanying notes to financial statements.

2011 Semiannual Report

13

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Asia Bond Institutional Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Thai Baht 06/02/11	Bank of America	USD	300,000	THB	9,052,500	$302,754	$(2,754)
06/02/11	Deutsche Bank	USD	900,000	THB	27,316,800	913,589	(13,589)
06/02/11	Royal Bank of Canada	USD	2,300,000	THB	69,515,500	2,324,892	(24,892)
06/02/11	Standard Chartered Bank	USD	5,600,000	THB	169,888,000	5,681,772	(81,772)
06/02/11	State Street	USD	2,400,000	THB	72,693,700	2,431,185	(31,185)
						$479,926,474	$(10,379,913)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2011, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
THB	485,906,000	07/09/13	CITI	Receive	6-Month THFX Index	6.22%	$(1,291,996)
THB	200,000,000	02/12/14	UBS	(Pay)	6-Month THFX Index	2.75%	(90,457)
KRW	25,000,000,000	03/27/18	CITI	Receive	3-Month KWCDC Index	5.10%	(1,281,501)
							$(2,663,954)

At April 30, 2011, the Fund’s cross currency swaps were as follows:

Deliverable	Receiving Notional Amount	Paying Notional Amount	Expiration Date	Counterparty	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
Receive Floating USD /Pay Fixed KRW	2,426,007	2,500,000,000	06/13/11	CITI	6-Month LIBOR Index	3.81%	$60,089
Receive Floating USD / Pay Fixed PHP	14,000,000	654,780,000	11/17/11	UBS	6-Month LIBOR Index	3.15%	(1,719,534)
Receive Floating USD / Pay Fixed PHP	4,500,000	210,465,000	11/17/12	UBS	6-Month LIBOR Index	3.75%	(658,811)
Receive Floating USD / Pay Fixed KRW	15,000,000	15,543,000,000	06/28/13	CITI	6-Month LIBOR Index	4.30%	(229,423)
Receive Floating USD / Pay Fixed KRW	4,859,611	4,500,000,000	06/22/17	CITI	6-Month LIBOR Index	5.24%	83,746
							$(2,463,933)

See accompanying notes to financial statements.

Semiannual Report 2011

14

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Institutional shares) returned 7.98% for the semiannual period ended April 30, 2011, versus the 11.48% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Ex Japan Funds (consisting of 74 funds) was 9.25% for the period.

Initially, strong fund inflows lifted Asian stock markets to new post-credit-crisis highs as economies continued to be buoyed by stimulatory fiscal and monetary conditions. However, sentiment subsequently was dented by a slew of bad news, ranging from the debt crisis in Europe, to fears of more aggressive policy tightening in Asia as the rapid pace of expansion had been accompanied by rising inflation. Investors subsequently exited Asia in favor of developed markets. Political upheaval across Arab nations then triggered a spike in the oil price, adding to inflation worries, exacerbating the reversal in fund flows. Before stock markets could recover, northeastern Japan was devastated by an earthquake, tsunami, and nuclear crisis. A sharp sell-off followed, but markets quickly rebounded on the back of expectations that the economic impact of the catastrophe would be contained. Resilient corporate earnings and the U.S. Federal Reserve’s renewed pledge to keep interest rates accommodative also lifted sentiment, which outweighed Standard & Poor’s downgrade of the U.S. debt outlook in April.

Our holding in UK-listed lender Standard Chartered was a detractor as the stock price lagged following its strong prior performance and a rights issue in an effort to boost its capital base ahead of the increase in the Basel III capital requirements for financial companies. The absence of a position in Taiwanese wireless handset maker HTC Corp hurt relative performance as its share price rallied on the back of robust fourth-quarter 2010 profits. Lastly, Singapore real estate developer City Developments’ shares were dampened by sentiment towards the domestic property sector, which was affected by the government’s measures to curb investor speculation.

At the stock level, Hong Kong’s ASM Pacific Technology, a semiconductor equipment supplier, was the top contributor to performance. The company posted solid results for its 2010 fiscal year and is expected to benefit indirectly from an anticipated recovery in U.S. consumption. Shares of Thai industrial conglomerate Siam Cement benefited from the company’s robust first-quarter 2011 earnings, with increased contributions across all of its business segments. Australian insurer QBE Insurance also performed well, as it expects full-year insurance profits to grow despite higher catastrophe-related claims.

Regarding portfolio activity, we initiated a holding in Hong Kong-listed lender HSBC Holdings, which we believe has a strong Asian franchise and capital position. Trading at a small premium to book value, we feel that HSBC compares favorably to its Asian-listed peers. We funded this purchase by top-slicing long-term holding Malaysian commercial bank Public Bank, as we feel that the stock price already reflects its current valuation.

The Fund’s largest absolute stock positions at the end of the semiannual period were Singapore-based Oversea-Chinese Banking Corp., and two Australian companies – Rio Tinto and QBE Insurance Group. We hold Oversea-Chinese Banking Corp, which we believe is a proxy for domestic consumption growth in Asia with a meaningful presence in Singapore, Malaysia and Indonesia, and a small but increasing footprint in China and Vietnam. The company is able to differentiate itself with a full suite of products ranging from core lending to insurance and wealth management, while remaining conservative. Rio Tinto is a mining company with, in our view, a focused management team looking to maximize shareholder value. QBE Insurance is a leading general insurance and reinsurance group which is diversified geographically across five locations and, we believe, has a good, long-term track record of generating positive shareholder returns.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

15

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2011)		Six Months†	1 Yr.	Inception[1]
Institutional Service Class[2]	w/o SC	8.07%	23.31%	18.26%
Institutional Class[2]	w/o SC	7.98%	23.31%	18.26%

†	Not annualized
1	Fund commenced operations on November 16, 2009.
2	Not subject to any sales charges.

Semiannual Report 2011

16

Aberdeen Asia-Pacific (ex-Japan) Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a capitalization-weighted index maintained by Morgan Stanley Capital International that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. As of April 30, 2011, the members of the MSCI AC Asia Pacific ex Japan index were: Australia; China; Hong Kong; India; Indonesia; Korea; Malaysia; New Zealand; Philippines; Singapore; Taiwan; and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	93.8%
Preferred Stocks	3.8%
Repurchase Agreement	1.8%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Commercial Banks	20.4%
Real Estate Management & Development	11.4%
Semiconductors & Semiconductor Equipment	8.3%
Metals & Mining	6.5%
Insurance	5.8%
Oil, Gas & Consumable Fuels	5.1%
Wireless Telecommunication Services	4.4%
Food & Staples Retailing	4.3%
Construction Materials	4.1%
Industrial Conglomerates	4.0%
Other	25.7%
100.0%

Top Holdings*
Oversea-Chinese Banking Corp. Ltd.	4.2%
Rio Tinto PLC	4.1%
QBE Insurance Group Ltd.	4.0%
Jardine Strategic Holdings Ltd.	4.0%
Standard Chartered PLC	4.0%
Housing Development Finance Corp. Ltd.	3.8%
Samsung Electronics Co. Ltd., Preferred Shares	3.8%
Swire Pacific Ltd.	3.4%
Siam Cement PCL, Foreign Shares	3.2%
Infosys Technologies Ltd.	3.1%
Other	62.4%
100.0%

Top Countries
Hong Kong	19.0%
Singapore	18.5%
India	14.2%
United Kingdom	11.9%
Republic of South Korea	6.8%
Thailand	5.7%
Australia	5.5%
China	5.3%
Taiwan	4.5%
Malaysia	3.2%
Other	5.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Semiannual Report

17

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.8%)
AUSTRALIA (5.5%)
Food & Staples Retailing (1.5%)
Woolworths Ltd. (a)	195,556	$5,690,894
Insurance (4.0%)
QBE Insurance Group Ltd. (a)	765,211	15,720,660
		21,411,554
CHINA (5.3%)
Oil, Gas & Consumable Fuels (2.6%)
PetroChina Co. Ltd., H Shares (a)	7,034,000	10,173,955
Wireless Telecommunication Services (2.7%)
China Mobile Ltd. (a)	1,125,000	10,362,784
		20,536,739
HONG KONG (19.0%)
Commercial Banks (1.7%)
Dah Sing Banking Group Ltd. (a)	1,498,720	2,429,518
Wing Hang Bank Ltd. (a)	377,500	4,227,767
		6,657,285
Distributors (1.0%)
Li & Fung Ltd. (a)	720,000	3,694,155
Food & Staples Retailing (1.4%)
Dairy Farm International Holdings Ltd.	627,300	5,545,332
Industrial Conglomerates (4.0%)
Jardine Strategic Holdings Ltd. (a)	547,000	15,535,188
Insurance (1.8%)
AIA Group Ltd.* (a)	2,035,000	6,889,263
Real Estate Management & Development (7.4%)
Hang Lung Group Ltd. (a)	834,000	5,619,923
Hang Lung Properties Ltd. (a)	798,000	3,553,258
Sun Hung Kai Properties Ltd. (a)	399,000	6,269,946
Swire Pacific Ltd., Class A (a)	877,000	13,422,633
		28,865,760
Semiconductors & Semiconductor Equipment (1.7%)
ASM Pacific Technology Ltd. (a)	505,300	6,806,861
		73,993,844
INDIA (14.2%)
Automobiles (2.2%)
Hero Honda Motors Ltd. (a)	219,000	8,463,067
Chemicals (0.9%)
Grasim Industries Ltd.	42,024	2,335,342
Grasim Industries Ltd. GDR, Registered Shares	20,080	1,113,735
		3,449,077
Commercial Banks (1.3%)
ICICI Bank Ltd. (a)	151,200	3,801,669
ICICI Bank Ltd. ADR	26,800	1,350,720
		5,152,389

	Shares or Principal Amount	Value
Construction Materials (0.9%)
Ultratech Cement Ltd.	152,142	$3,754,086
Ultratech Cement Ltd. GDR, Registered Shares	330	8,129
		3,762,215
Household Products (0.9%)
Hindustan Unilever Ltd.	530,770	3,431,428
Information Technology Services (3.3%)
Infosys Technologies Ltd. (a)	185,250	12,152,415
Infosys Technologies Ltd., ADR	10,390	677,220
		12,829,635
Pharmaceuticals (0.9%)
GlaxoSmithKline Pharmaceuticals Ltd.	70,230	3,586,551
Thrifts & Mortgage Finance (3.8%)
Housing Development Finance Corp. Ltd. (a)	933,373	14,956,835
		55,631,197
INDONESIA (1.1%)
Household Products (1.1%)
PT Unilever Indonesia Tbk (a)	2,413,500	4,319,199
MALAYSIA (3.2%)
Commercial Banks (2.3%)
CIMB Group Holdings Bhd (a)	2,017,000	5,583,884
Public Bank Bhd (Foreign Mkt)	804,500	3,558,052
		9,141,936
Tobacco (0.9%)
British American Tobacco Bhd	205,500	3,330,183
		12,472,119
PHILIPPINES (1.9%)
Commercial Banks (0.9%)
Bank of Philippine Islands (a)	2,723,462	3,745,998
Real Estate Management & Development (1.0%)
Ayala Land, Inc. (a)	9,772,700	3,758,772
		7,504,770
REPUBLIC OF SOUTH KOREA (3.0%)
Commercial Banks (1.6%)
BS Financial Group, Inc.*	238,460	3,471,260
Daegu Bank Ltd. (a)	181,520	3,035,794
		6,507,054
Food & Staples Retailing (1.4%)
Shinsegae Co. Ltd.	21,340	5,376,859
		11,883,913
SINGAPORE (18.5%)
Aerospace & Defense (2.9%)
Singapore Technologies Engineering Ltd. (a)	4,472,000	11,524,487
Airlines (1.3%)
Singapore Airlines Ltd. (a)	445,000	5,201,896

See accompanying notes to financial statements.

Semiannual Report 2011

18

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
Commercial Banks (7.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	2,124,043	$16,587,128
United Overseas Bank Ltd. (a)	725,796	11,645,299
		28,232,427
Diversified Telecommunication Services (2.9%)
Singapore Telecommunications Ltd. (a)	4,396,000	11,192,448
Electronic Equipment, Instruments & Components (1.2%)
Venture Corp. Ltd. (a)	588,000	4,639,308
Real Estate Management & Development (3.0%)
City Developments Ltd. (a)	1,193,000	11,555,895
		72,346,461
TAIWAN (4.5%)
Semiconductors & Semiconductor Equipment (2.8%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	4,221,000	10,917,554
Wireless Telecommunication Services (1.7%)
Taiwan Mobile Co. Ltd. (a)	2,529,000	6,531,029
		17,448,583
THAILAND (5.7%)
Construction Materials (3.2%)
Siam Cement PCL, Foreign Shares (a)	887,800	12,320,114
Oil, Gas & Consumable Fuels (2.5%)
PTT Exploration & Production PCL, Foreign Shares	1,599,000	9,923,851
		22,243,965
UNITED KINGDOM (11.9%)
Commercial Banks (5.4%)
HSBC Holdings PLC (a)	505,200	5,500,834
Standard Chartered PLC (a)	557,992	15,507,631
		21,008,465
Metals & Mining (6.5%)
BHP Billiton PLC (a)	226,073	9,558,371
Rio Tinto PLC (a)	219,740	16,033,386
		25,591,757
		46,600,222
Total Common Stocks		366,392,566
PREFERRED STOCKS (3.8%)
REPUBLIC OF SOUTH KOREA (3.8%)
Semiconductors & Semiconductor Equipment (3.8%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	24,907	14,662,979
Total Preferred Stocks		14,662,979

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.8%)
UNITED STATES (1.8%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $6,891,006, collateralized by U.S. Treasury Note, maturing 1/31/13; total market value of $7,031,269	$6,891,000	$6,891,000
Total Repurchase Agreement		6,891,000
Total Investments (Cost $327,611,348) (b)—99.4%		387,946,545

Other assets in excess of liabilities—0.6%		2,501,578
Net Assets—100.0%		$390,448,123

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2011 Semiannual Report

19

Aberdeen Emerging Markets Institutional Fund (Unaudited)

The Aberdeen Emerging Markets Institutional Fund (Institutional shares) returned 6.48% for the semiannual period ended April 30, 2011, versus 9.84% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Emerging Markets Funds (consisting of 441 funds) was 7.58% for the period.

An influx of global liquidity, sustained growth in emerging economies and improved corporate performance supported gains in equity prices early in the semiannual period. However, the emerging markets fell in January and February on fears of more monetary policy tightening amid rising inflation. Political strife in the Middle East and North Africa region, which disrupted oil supplies and accelerated price hikes, further undermined confidence. These concerns, along with signs of further strengthening in advanced economies, led to some reallocation of funds from the asset class into developed markets. Japan’s earthquake and nuclear crisis in mid-March then sparked a brief sell-off, but stocks rebounded until the period-end, helped by optimism that economic growth will sustain earnings despite rising interest rates. Funds also rotated back into emerging markets, attributable partly to Europe’s ongoing debt woes, tepid U.S. economic growth and the U.S. dollar’s weakness.

The biggest detractor from the Fund’s relative performance was our holding in Akbank. The central bank’s decision to raise reserve requirements hurt the Turkish lender, as did inflationary concerns and margin pressures. The absence of a position in Gazprom also hurt relative performance as the Russian natural gas producer’s shares were boosted by higher oil and commodity prices. Hungarian pharmaceutical company Gedeon Richter came under pressure despite posting reasonable fourth-quarter results, as it had issued a cautious outlook for the 2011 fiscal year.

The key contributors to the Fund’s relative return among individual stock positions were Taiwan Semiconductor Manufacturing Co. (TSMC), Siam Cement, and Lukoil. TSMC, in our view, has managed to extend the technology gap against its rivals and management has a good track record of maintaining profitability through the business cycle. TSMC’s share price was lifted by a bullish 2011 outlook. Siam Cement outperformed the local market, gaining from first-quarter profits that were aided by increased contributions across all business segments, especially chemicals. In the past two years, Russian integrated oil and gas company Lukoil benefited from the spike in oil and commodity prices.

The main portfolio changes during the semiannual period included a new purchase and two sales. We initiated a holding in Siam Commercial Bank, one of Thailand’s biggest lenders with a strong consumer banking business and leadership positions in bancassurance (insurance sales) and wealth management, as we feel it has a relatively attractive valuation. In our view, the company is a well-managed lender in Thailand’s under-penetrated financial services sector. Against this, we divested two Israeli holdings. We sold Teva Pharmaceutical in view of what we believed were better opportunities elsewhere, and Check Point, a developer of proprietary firewall software, following a period of good relative performance.

The Fund’s largest individual stock holdings at the end of the reporting period were Samsung Electronics, Vale, and China Mobile. Samsung Electronics is not only a leading Korean semiconductor company, but also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments. Brazilian miner Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversify its asset base. We feel that the company will stand to gain from the growing demand for commodities over the long term. China Mobile is the largest mobile telecom operator in an under-penetrated domestic environment. It continues to gain market share in terms of new subscribers, despite increasing competition after sector restructuring. The company’s balance sheet is also strong, with a net cash position.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2011

20

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	Inception[2]
Institutional Service Class[4]	w/o SC	6.40%	23.92%	22.05%	[3]
Institutional Class[4]	w/o SC	6.48%	23.94%	13.31%

†	Not annualized
1	Returns presented for the Fund for periods prior to November 24, 2009 reflect the performance of the predecessor fund, the Aberdeen Emerging Markets Fund, a series of The Advisors’ Inner Circle Fund II (the “Advisors’ Predecessor Fund”). The Fund has adopted the performance of the Advisors’ Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Advisors’ Predecessor Fund. The Fund and the Advisors’ Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 12, 2007.
3	Class commenced on November 23, 2009.
4	Not subject to any sales charges.

2011 Semiannual Report

21

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Institutional Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	79.2%
Preferred Stocks	17.2%
Repurchase Agreement	4.0%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Commercial Banks	21.1%
Oil, Gas & Consumable Fuels	13.2%
Semiconductors & Semiconductor Equipment	7.7%
Real Estate Management & Development	7.2%
Food & Staples Retailing	6.3%
Wireless Telecommunication Services	6.3%
Automobiles	4.2%
Metals & Mining	4.1%
Construction Materials	3.3%
Pharmaceuticals	3.2%
Other	23.4%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.2%
Vale SA ADR, Preferred Shares	4.1%
China Mobile Ltd.	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Petroleo Brasileiro SA ADR, Preferred Shares	3.4%
Banco Bradesco SA ADR, Preferred Shares	3.2%
PetroChina Co. Ltd.	3.0%
Fomento Economico Mexicano SAB de CV ADR	3.0%
Akbank T.A.S.	2.9%
Massmart Holdings Ltd.	2.6%
Other	66.2%
100.0%

Top Countries
Brazil	17.2%
India	12.9%
Mexico	7.2%
China	6.9%
Hong Kong	6.6%
Republic of South Korea	5.8%
Thailand	5.2%
South Africa	5.0%
Taiwan	4.9%
Turkey	4.3%
Other	24.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2011

22

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (79.2%)
BRAZIL (4.2%)
Multiline Retail (1.4%)
Lojas Renner SA	1,627,521	$60,054,408
Real Estate Management & Development (1.0%)
Multiplan Empreendimentos Imobiliarios SA	2,036,484	42,394,388
Tobacco (1.8%)
Souza Cruz SA	6,528,000	73,404,729
		175,853,525
CHILE (1.9%)
Commercial Banks (1.9%)
Banco Santander Chile ADR	898,816	82,322,557
CHINA (6.9%)
Oil, Gas & Consumable Fuels (3.0%)
PetroChina Co. Ltd., H Shares (a)	86,614,000	125,278,211
Wireless Telecommunication Services (3.9%)
China Mobile Ltd. (a)	18,001,500	165,818,360
		291,096,571
HONG KONG (6.6%)
Insurance (1.6%)
AIA Group Ltd. (a)*	19,700,000	66,692,127
Real Estate Management & Development (5.0%)
Hang Lung Group Ltd. (a)	15,078,000	101,603,347
Swire Pacific Ltd., Class A (a)	4,508,000	68,995,700
Swire Pacific Ltd., Class B (a)	13,672,500	39,579,159
		210,178,206
		276,870,333
HUNGARY (2.2%)
Hotels, Restaurants & Leisure (0.0%)
Danubius Hotel and SpA PLC* (a)	2,039	44,380
Pharmaceuticals (2.2%)
Richter Gedeon Nyrt. (a)	396,000	82,866,400
Richter Gedeon Nyrt. GDR (a)	41,000	8,591,443
		91,457,843
		91,502,223
INDIA (12.9%)
Automobiles (1.8%)
Hero Honda Motors Ltd. (a)	1,950,315	75,368,250
Chemicals (0.7%)
Grasim Industries Ltd.	545,630	30,321,553
Commercial Banks (1.3%)
ICICI Bank Ltd. (a)	2,200,000	55,315,295
ICICI Bank Ltd. ADR	1,100	55,440
		55,370,735

	Shares or Principal Amount	Value
Construction Materials (1.0%)
Ultratech Cement Ltd.	1,765,496	$43,563,409
Household Products (1.2%)
Hindustan Unilever Ltd.	7,900,000	51,073,504
Information Technology Services (2.5%)
Infosys Technologies Ltd. (a)	1,568,955	102,923,572
Pharmaceuticals (1.0%)
GlaxoSmithKline Pharmaceuticals Ltd.	819,356	41,843,398
Thrifts & Mortgage Finance (2.4%)
Housing Development Finance Corp. Ltd. (a)	6,325,000	101,354,955
Wireless Telecommunication Services (1.0%)
Bharti Airtel Ltd. (a)	4,630,000	39,821,634
		541,641,010
INDONESIA (2.4%)
Automobiles (2.4%)
PT Astra International Tbk (a)	15,500,000	101,871,318
ITALY (2.0%)
Energy Equipment & Services (2.0%)
Tenaris SA ADR	1,674,100	85,027,539
MALAYSIA (2.9%)
Commercial Banks (2.9%)
CIMB Group Holdings Bhd (a)	28,745,300	79,578,791
Public Bank Bhd (Foreign Mkt)	9,531,400	42,154,403
		121,733,194
MEXICO (7.2%)
Beverages (3.0%)
Fomento Economico Mexicano SAB de CV ADR	1,981,000	124,604,900
Commercial Banks (2.6%)
Grupo Financiero Banorte SAB de CV	21,718,200	108,480,633
Food & Staples Retailing (0.8%)
Organizacion Soriana SAB de CV, Class B	9,853,779	33,819,749
Household Durables (0.0%)
Consorcio ARA SAB de CV	3,467,000	2,050,980
Transportation Infrastructure (0.8%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	603,015	35,674,368
		304,630,630
PHILIPPINES (2.2%)
Commercial Banks (1.0%)
Bank of Philippine Islands (a)	31,931,217	43,919,932
Real Estate Management & Development (1.2%)
Ayala Land, Inc. (a)	126,052,000	48,482,067
		92,401,999

See accompanying notes to financial statements.

2011 Semiannual Report

23

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
POLAND (1.7%)
Commercial Banks (1.7%)
Bank Pekao SA (a)	1,075,000	$70,460,714
REPUBLIC OF SOUTH KOREA (1.6%)
Commercial Banks (0.1%)
BS Financial Group, Inc.*	232,010	3,377,368
Daegu Bank Ltd. (a)	155,190	2,595,443
		5,972,811
Food & Staples Retailing (1.5%)
Shinsegae Co. Ltd.	244,000	61,478,614
		67,451,425
RUSSIA (2.6%)
Oil, Gas & Consumable Fuels (2.6%)
LUKOIL OAO ADR	1,577,000	109,169,560
SOUTH AFRICA (5.0%)
Food & Staples Retailing (2.6%)
Massmart Holdings Ltd. (a)	5,112,757	111,936,734
Specialty Retail (2.4%)
Truworths International Ltd. (a)	8,654,000	100,104,894
		212,041,628
TAIWAN (4.9%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	57,769,809	149,420,755
Wireless Telecommunication Services (1.4%)
Taiwan Mobile Co. Ltd. (a)	22,018,062	56,860,658
		206,281,413
THAILAND (5.2%)
Commercial Banks (1.0%)
Siam Commercial Bank PCL, Foreign Shares	10,475,200	40,707,645
Construction Materials (2.3%)
Siam Cement PCL, Foreign Shares (a)	6,899,900	95,750,792
Oil, Gas & Consumable Fuels (1.9%)
PTT Exploration & Production PCL, Foreign Shares	13,037,200	80,912,589
		217,371,026
TURKEY (4.3%)
Commercial Banks (2.9%)
Akbank T.A.S. (a)	23,383,333	121,559,986
Food & Staples Retailing (1.4%)
BIM Birlesik Magazalar A.S. (a)	1,773,464	61,784,318
		183,344,304
UNITED KINGDOM (2.5%)
Commercial Banks (2.5%)
Standard Chartered PLC (a)	3,738,750	103,906,789
Total Common Stocks		3,334,977,758

	Shares or Principal Amount	Value
PREFERRED STOCKS (17.2%)
BRAZIL (13.0%)
Commercial Banks (3.2%)
Banco Bradesco SA ADR, Preferred Shares	6,611,180	$133,744,171
Metals & Mining (4.1%)
Vale SA ADR, Preferred Shares	5,797,000	173,330,300
Oil, Gas & Consumable Fuels (5.7%)
Petroleo Brasileiro SA ADR, Preferred Shares	4,319,000	144,125,030
Ultrapar Participacoes SA, Preferred Shares	5,549,000	96,821,796
		240,946,826
		548,021,297
REPUBLIC OF SOUTH KOREA (4.2%)
Semiconductors & Semiconductor Equipment (4.2%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	297,759	175,293,456
Total Preferred Stocks		723,314,753
REPURCHASE AGREEMENT (4.0%)
UNITED STATES (4.0%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $165,504,138, collateralized by U.S. Treasury Note, maturing 12/31/12; total market value of $168,815,694	$165,504,000	165,504,000
Total Repurchase Agreement		165,504,000
Total Investments (Cost $3,308,401,423) (b)—100.4%		4,223,796,511

Liabilities in excess of other assets—(0.4)%		(15,262,737)
Net Assets—100.0%		$4,208,533,774

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2011

24

Aberdeen International Equity Institutional Fund (Unaudited)

The Aberdeen International Equity Institutional Fund (Institutional shares) returned 13.12% for the semiannual period ended April 30, 2011, versus 12.65% for its benchmark, MSCI All Country World ex U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 397 funds) was 12.45% for the period.

Despite the substantial volatility during the reporting period, global equities posted double-digit gains. The period was marked by concerns over the sovereign debt crisis in Europe, notably in Ireland, which had to be bailed out by the European Central Bank and the International Monetary Fund (IMF). Sovereign debt downgrades for the other cash-strapped economies of Portugal, Spain and Greece compounded the situation further. Additionally, ongoing unrest in the Middle East and North Africa region caused oil prices to spike above US$100 a barrel for the first time since 2008. This in turn triggered concerns about the possibility of the global economic recovery being derailed by the high oil price. Worries over the nuclear disaster from the Japanese earthquake and tsunami sparked a sell-off in world markets at the end of the period. However, the U.S. Federal Reserve’s pledge to keep interest rates low lifted sentiment, while improving economic data in the U.S. and Europe, as well as generally positive corporate results, mitigated the losses.

The top individual stock contributors to the Fund’s relative return included Swedish telecom Ericsson, Taiwan Semiconductor Manufacturing Co. (TSMC), and Australian insurer QBE Insurance Group. Ericsson was supported by robust first-quarter 2011 net income growth on the back of wireless-broadband equipment sales. TSMC was aided by a bullish 2011 outlook. In the past two years in our view, TSMC has managed to extend the technology gap against its rivals and management has a good track record of maintaining profitability through the business cycle. QBE benefited from its long-term distribution agreement with Bank of America, adding about US$1.3 billion of annualized net earned premiums. Furthermore, its estimated net claims of US$125 million from Japan’s calamity are comfortably contained within its US$1.65 billion provision for natural disasters this year.

The main detractors from the relative performance included UK-listed lender Standard Chartered, China Mobile, and Singapore-based real estate developer City Developments. Standard Chartered’s share price fell on rising cost pressures in the second half of 2010. China Mobile delivered low-single-digit profit growth for 2010 as average revenue per user remained under pressure from competition, even with higher contributions from the rural segment. Weak sentiment towards Singapore’s property sector, a result of the government’s anti-speculation measures, weighed on shares of City Developments.

Significant portfolio transactions during the review period included the establishment of new positions in UK-based HSBC because we believe it has a strong Asian and emerging markets franchise, robust capital position and an attractive valuation, as well as Mexican convenience store and beverage company FEMSA because of its reliable cash flows and what we feel is its attractive valuation.

At the end of the reporting period, the Fund’s largest absolute stock weightings were UK telecom Vodafone, Swiss drug-maker Roche Holding and QBE Insurance Group. Vodafone is the largest global mobile operator by revenue, with Europe accounting for the bulk of its business. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless. Roche Holding has one of the highest earnings visibilities within the sector, driven by the synergies from its acquisition of Genentech, as well as its existing stable of products. QBE is one of Australia’s leading general insurance and reinsurance companies. Its business is diversified geographically across five locations, and we believe it has a good, long-term track record of generating positive shareholder returns.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/12/10 reflect the performance of a predecessor fund, the International Stock Fund, a series of Pacific Capital Funds. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Semiannual Report

25

Aberdeen International Equity Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2011)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Institutional Service Class[3,4]	w/o SC	13.15%	17.56%	2.46%	3.57%
Institutional Class[2,4]	w/o SC	13.12%	17.57%	2.66%	3.85%

†	Not annualized
1	Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Pacific Capital International Stock Fund (the “International Stock Predecessor Fund“), a series of the Pacific Capital Funds. The Fund has adopted the performance of the International Stock Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the International Stock Predecessor Fund. The Fund and the International Stock Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Institutional Class shares acquired the assets of the Class Y shares of the International Stock Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class Y shares of the International Stock Predecessor Fund.
3	Institutional Service Class shares acquired the assets of the Class A, Class B, and Class C shares of the International Stock Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class A shares of the International Stock Predecessor Fund.
4	Not subject to any sales charges.

Semiannual Report 2011

26

Aberdeen International Equity Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2011)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen International Equity Institutional Fund, the Morgan Stanley Capital International All Country (MSCI AC) World ex U.S. Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2011 (Unaudited)

Asset Allocation
Common Stocks	91.0%
Preferred Stocks	5.6%
Repurchase Agreement	2.4%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries
Pharmaceuticals	11.4%
Commercial Banks	10.4%
Oil, Gas & Consumable Fuels	9.3%
Insurance	8.2%
Semiconductors & Semiconductor Equipment	6.5%
Wireless Telecommunication Services	5.8%
Real Estate Management & Development	5.1%
Metals & Mining	4.0%
Tobacco	3.6%
Food Products	3.1%
Other	32.6%
100.0%

Top Holdings*
Roche Holding AG	4.3%
Vodafone Group PLC	4.1%
QBE Insurance Group Ltd.	3.7%
Novartis AG	3.6%
Eni SpA	3.6%
British American Tobacco PLC	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Zurich Financial Services AG	3.5%
Takeda Pharmaceutical Co. Ltd.	3.5%
Nestle SA	3.1%
Other	63.5%
100.0%

Top Countries
United Kingdom	21.0%
Switzerland	14.5%
Japan	11.8%
Italy	6.5%
Singapore	6.0%
Germany	4.9%
Sweden	4.3%
Brazil	4.2%
Australia	3.7%
China	3.6%
Other	19.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Semiannual Report

27

Statement of Investments

April 30, 2011 (Unaudited)

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.0%)
AUSTRALIA (3.7%)
Insurance (3.7%)
QBE Insurance Group Ltd. (a)	461,200	$9,474,993
CANADA (2.0%)
Road & Rail (2.0%)
Canadian National Railway Co.	64,600	5,010,827
CHINA (3.6%)
Oil, Gas & Consumable Fuels (1.9%)
PetroChina Co. Ltd., H Shares (a)	3,314,000	4,793,359
Wireless Telecommunication Services (1.7%)
China Mobile Ltd. (a)	460,727	4,243,924
		9,037,283
FRANCE (3.0%)
Electrical Equipment (1.5%)
Schneider Electric SA (a)	21,800	3,851,466
Food & Staples Retailing (1.5%)
Casino Guichard-Perrachon SA (a)	35,400	3,724,832
		7,576,298
GERMANY (4.9%)
Electric Utilities (1.4%)
E.ON AG (a)	104,400	3,568,298
Food & Staples Retailing (1.4%)
Metro AG (a)	47,500	3,486,107
Textiles, Apparel & Luxury Goods (2.1%)
Adidas AG (a)	72,000	5,365,672
		12,420,077
HONG KONG (1.9%)
Real Estate Management & Development (1.9%)
Swire Pacific Ltd., Class A (a)	309,500	4,736,950
ITALY (6.5%)
Energy Equipment & Services (2.9%)
Tenaris SA ADR	145,400	7,384,866
Oil, Gas & Consumable Fuels (3.6%)
Eni SpA (a)	338,400	9,060,197
		16,445,063
JAPAN (11.8%)
Chemicals (2.0%)
Shin-Etsu Chemical Co. Ltd. (a)	96,931	5,042,671
Machinery (2.0%)
Fanuc Corp. (a)	30,000	5,021,979
Office Electronics (3.0%)
Canon, Inc. (a)	161,549	7,607,754
Pharmaceuticals (3.5%)
Takeda Pharmaceutical Co. Ltd. (a)	183,055	8,871,363

	Shares or Principal Amount	Value
Real Estate Management & Development (1.3%)
Daito Trust Construction Co. Ltd. (a)	42,300	$3,384,002
		29,927,769
NETHERLANDS (1.7%)
Industrial Conglomerates (1.7%)
Koninklijke Philips Electronics NV (a)	143,200	4,241,300
REPUBLIC OF SOUTH KOREA (1.6%)
Semiconductors & Semiconductor Equipment (1.6%)
Samsung Electronics Co. Ltd., GDR (b)	13,551	3,993,480
SINGAPORE (6.0%)
Commercial Banks (2.0%)
Oversea-Chinese Banking Corp. Ltd. (a)	642,675	5,018,793
Diversified Telecommunication Services (2.1%)
Singapore Telecommunications Ltd. (a)	2,092,000	5,326,343
Real Estate Management & Development (1.9%)
City Developments Ltd. (a)	505,000	4,891,640
		15,236,776
SPAIN (1.0%)
Insurance (1.0%)
Mapfre SA (a)	633,800	2,645,408
SWEDEN (4.3%)
Commercial Banks (2.1%)
Nordea Bank AB (a)	457,200	5,212,765
Communications Equipment (2.2%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	371,400	5,635,444
		10,848,209
SWITZERLAND (14.5%)
Food Products (3.1%)
Nestle SA (a)	127,300	7,901,305
Insurance (3.5%)
Zurich Financial Services AG* (a)	31,700	8,913,359
Pharmaceuticals (7.9%)
Novartis AG (a)	154,500	9,161,876
Roche Holding AG (a)	66,600	10,810,499
		19,972,375
		36,787,039
TAIWAN (3.5%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,490,000	9,026,833
UNITED KINGDOM (21.0%)
Commercial Banks (3.9%)
HSBC Holdings PLC (a)	231,200	2,521,906
Standard Chartered PLC (a)	266,200	7,398,191
		9,920,097

See accompanying notes to financial statements.

Semiannual Report 2011

28

Statement of Investments (concluded)

April 30, 2011 (Unaudited)

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
Machinery (1.1%)
Weir Group PLC (The) (a)	84,700	$2,728,092
Metals & Mining (4.0%)
BHP Billiton PLC (a)	121,900	5,153,934
Rio Tinto PLC (a)	68,500	4,998,120
		10,152,054
Multi-Utilities (2.3%)
Centrica PLC (a)	1,058,100	5,682,426
Oil, Gas & Consumable Fuels (2.0%)
Royal Dutch Shell PLC, Class A (a)	132,000	5,140,489
Tobacco (3.6%)
British American Tobacco PLC (a)	206,700	9,032,189
Wireless Telecommunication Services (4.1%)
Vodafone Group PLC (a)	3,627,900	10,487,536
		53,142,883
Total Common Stocks		230,551,188
PREFERRED STOCKS (5.6%)
BRAZIL (4.2%)
Commercial Banks (2.4%)
Banco Bradesco SA ADR, Preferred Shares	297,400	6,016,402
Oil, Gas & Consumable Fuels (1.8%)
Petroleo Brasileiro SA ADR, Preferred Shares	137,400	4,585,038
		10,601,440
REPUBLIC OF SOUTH KOREA (1.4%)
Semiconductors & Semiconductor Equipment (1.4%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)	3,600	1,039,353
Samsung Electronics Co. Ltd., GDR, Preferred Shares (b)	8,849	2,542,318
		3,581,671
Total Preferred Stocks		14,183,111
REPURCHASE AGREEMENT (2.4%)
UNITED STATES (2.4%)
State Street Bank, 0.01%, dated 4/29/11, due 5/02/11, repurchase price $6,083,005, collateralized by U.S. Treasury Note, maturing 01/31/13; total market value $6,208,194	$6,083,000	6,083,000
Total Repurchase Agreement		6,083,000
Total Investments (Cost $207,614,117) (c)—99.0%		250,817,299

Other assets in excess of liabilities—1.0%		2,581,298
Net Assets—100.0%		$253,398,597

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2011 Semiannual Report

29

Statements of Assets and Liabilities (Unaudited)

April 30, 2011

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Assets:
Investments, at value	$505,981,594	$381,055,545	$4,058,292,511	$244,734,299
Repurchase agreements, at value	9,186,000	6,891,000	165,504,000	6,083,000

Total Investments	515,167,594	387,946,545	4,223,796,511	250,817,299

Foreign currency, at value	3,961,510	5,016,594	12,556,177	1,216,771
Cash collateral pledged for futures	694,912	–	–	–
Cash collateral pledged for swap contracts	250,000	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	21,152,471	–	–	–
Interest and dividends receivable	6,656,760	1,472,157	7,590,429	1,607,105
Receivable for capital shares issued	566,966	1,114,663	5,356,177	87,751
Receivable for investments sold	347,606	87,623	–	–
Receivable from adviser	–	–	198,915	–
Unrealized appreciation on swap contracts	143,835	–	–	–
Variation margin receivable for futures contracts	109,203	–	–	–
Unrealized appreciation on spot foreign currency exchange contracts	–	194	162	–
Prepaid expenses and other assets	46,786	40,676	252,932	24,298

Total Assets	549,097,643	395,678,452	4,249,751,303	253,753,224

Liabilities:
Payable for investments purchased	996,323	3,145,807	23,852,081	–
Unrealized depreciation on forward foreign currency exchange contracts	10,380,633	–	–	–
Unrealized depreciation on swap contracts	5,271,722	–	–	–
Payable for capital shares redeemed	452,349	587,052	701,602	95,057
Due to custodian	1,011,389	26,594	914	12,798
Distributions payable	3,123	–	–	–
Accrued foreign capital gains tax	–	1,149,841	13,617,392	–
Accrued expenses and other payables:
Investment advisory fees	220,681	205,580	2,508,345	187,867
Administration fees	12,525	8,965	96,153	5,751
Printing fees	2,409	9,888	8,575	2,686
Legal fees	46,761	46,725	208,612	23,324
Fund accounting fees	18,416	17,407	72,385	10,531
Other	32,885	32,470	151,470	16,613

Total Liabilities	18,449,216	5,230,329	41,217,529	354,627

Net Assets	$530,648,427	$390,448,123	$4,208,533,774	$253,398,597

Cost:
Investments	$476,760,824	$320,720,348	$3,142,897,423	$201,531,117
Repurchase agreements	9,186,000	6,891,000	165,504,000	6,083,000
Foreign currency	3,917,675	4,943,862	12,469,029	1,188,817
Represented by:
Capital	$499,331,429	$312,739,184	$3,301,415,815	$227,369,188
Accumulated net investment income	3,953,678	1,696,595	3,015,481	2,874,953
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(7,741,318)	16,740,291	2,222,588	(20,137,943)
Net unrealized appreciation on investments, futures contracts, swaps, forwards and translation of assets and liabilities denominated in foreign currencies	35,104,638	59,272,053	901,879,890	43,292,399

Net Assets	$530,648,427	$390,448,123	$4,208,533,774	$253,398,597

Net Assets:
Institutional Service Class Shares	$7,162,956	$2,949,570	$222,540,291	$1,143,835
Institutional Class Shares	523,485,471	387,498,553	3,985,993,483	252,254,762

Total	$530,648,427	$390,448,123	$4,208,533,774	$253,398,597

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

30

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2011

	Aberdeen Asia Bond Institutional Fund		Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	633,570		233,017	14,770,516	81,068
Institutional Class Shares	46,297,706		30,597,325	264,604,534	17,894,601

Total	46,931,276		30,830,342	279,375,050	17,975,669

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$11.31	(a)	$12.66	$15.07	$14.11
Institutional Class Shares	$11.31		$12.66	$15.06	$14.10

(a)	The NAV shown above differs from the traded NAV on April 30, 2011 due to financial statement rounding.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

31

Statements of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
INVESTMENT INCOME:
Dividend income	$–	$4,223,096	$36,708,772	$4,470,594
Interest income	13,364,740	3,154	35,170	491
Foreign tax withholding	(649,272)	(124,402)	(3,260,029)	(340,041)

	12,715,468	4,101,848	33,483,913	4,131,044

Expenses:
Investment advisory fees	1,382,301	1,916,015	15,510,865	846,420
Administration fees	79,483	55,144	495,858	30,432
Administrative service fees Institutional Service Class	2,054	12	116,238	501
Custodian fees	88,539	81,307	577,121	26,695
Transfer agent fees	94,656	71,844	65,995	19,665
Fund accounting fees	29,704	24,470	161,332	15,417
Legal fees	15,261	14,126	117,398	9,429
Registration and filing fees	25,144	20,545	65,748	19,888
Trustee fees	13,164	9,051	77,997	4,947
Printing fees	27,856	18,363	19,192	4,500
Audit fees	12,219	13,042	20,070	6,639
Other	13,930	23,260	157,410	10,183

Total expenses before reimbursed/waived expenses	1,784,311	2,247,179	17,385,224	994,716
Expenses reimbursed	–	–	(897,019)	–
Recoupment of expenses previously reimbursed	14,722	90,599	–	10,885

Net expenses	1,799,033	2,337,778	16,488,205	1,005,601

Net Investment Income	10,916,435	1,764,070	16,995,708	3,125,443

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions	4,417,470	17,414,883	11,420,635	3,027,728
Realized loss from swap contracts	(2,190,489)	–	–	–
Realized loss from futures contracts transactions	(309,098)	–	–	–
Realized gain/(loss) from foreign currency transactions	4,735,146	(263,045)	(2,019,594)	53,868

Net realized gain from investments, futures contracts, swaps and foreign currency transactions	6,653,029	17,151,838	9,401,041	3,081,596

Net change in unrealized appreciation/depreciation on investment transactions	2,465,022	9,604,451	225,127,409	20,846,794
Net change in unrealized appreciation/depreciation on swap contracts	1,247,423	–	–	–
Net unrealized appreciation/depreciation on futures contracts	385,294	–	–	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	7,479,750	(184,351)	(9,461,507)	23,186

Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	11,577,489	9,420,100	215,665,902	20,869,980

Net realized/unrealized gain from investments, futures contracts, swaps and foreign currency transactions	18,230,518	26,571,938	225,066,943	23,951,576

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,146,953	$28,336,008	$242,062,651	$27,077,019

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

32

Statements of Changes in Net Assets

	Aberdeen Asia Bond Institutional Fund		Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund		Aberdeen Emerging Markets Institutional Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$10,916,435	$15,801,423	$1,764,070	$3,028,460	$16,995,708	$29,005,917
Net realized gain/(loss) from investments and foreign currency transactions	6,653,029	26,145,350	17,151,838	130,028	9,401,041	1,479,804
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	11,577,489	16,207,660	9,420,100	47,087,064	215,665,902	513,916,325

Change in net assets resulting from operations	29,146,953	58,154,433	28,336,008	50,245,552	242,062,651	544,402,046

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(199,847)	(7,300)	(22,612)	–	(1,704,335)	(19	)(b)
Institutional Class	(34,851,607)	(6,533,971)	(3,008,203)	–	(26,761,484)	(21,840,326)
Net realized gains:
Institutional Service Class	–	–	(1,527)	–	–	–
Institutional Class	–	–	(203,044)	–	–	–

Change in net assets from shareholder distributions	(35,051,454)	(6,541,271)	(3,235,386)	–	(28,465,819)	(21,840,345)

Change in net assets from capital transactions	(1,181,186)	232,547,467	11,274,105	303,827,844	1,106,235,393	1,383,303,999

Change in net assets	(7,085,687)	284,160,629	36,374,727	354,073,396	1,319,832,225	1,905,865,700

Net Assets:
Beginning of period	537,734,114	253,573,485	354,073,396	–	2,888,701,549	982,835,849

End of period	$530,648,427	$537,734,114	$390,448,123	$354,073,396	$4,208,533,774	$2,888,701,549

Accumulated net investment income/(loss) at end of period	$3,953,678	$28,088,697	$1,696,595	$2,963,340	$3,015,481	$14,485,592

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

33

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund		Aberdeen Emerging Markets Institutional Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010		Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from sale of shares	$5,496,500	$1,609,400	(c)	$36,343	$8,761	$69,341,284	$146,906,167	(b)
Proceeds of shares issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	2,652,212	–	–
Dividends reinvested	199,847	7,300	(c)	21,087	–	1,655,488	19	(b)
Cost of shares redeemed(d)	(308,208)	(7,286	)(c)	(298,672)	(72,015)	(4,187,892)	(849,758	)(b)

Total Institutional Service Class	5,388,139	1,609,414		(241,242)	2,588,958	66,808,880	146,056,428

Institutional Class Shares
Proceeds from shares issued	139,545,279	373,596,392		149,197,475	253,348,730	1,260,118,728	1,413,363,539
Proceeds of shares issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	71,839,336	–	–
Dividends reinvested	33,059,184	6,418,408		532,666	–	20,060,989	16,595,602
Cost of shares redeemed(d)	(179,173,788)	(149,076,747)		(138,214,794)	(23,949,180)	(240,753,204)	(192,711,570)

Total Institutional Class	(6,569,325)	230,938,053		11,515,347	301,238,886	1,039,426,513	1,237,247,571

Change in net assets from capital transactions:	$(1,181,186)	$232,547,467		$11,274,105	$303,827,844	$1,106,235,393	$1,383,303,999

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(c)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(d)	Includes redemption fees, if any.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

34

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund		Aberdeen Emerging Markets Institutional Fund
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010		Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

SHARE TRANSACTIONS:

Institutional Service Class Shares
Issued	498,967	144,559	(c)	2,958	859	4,741,523	10,268,149	(b)
Issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	258,887	–	–
Reinvested	18,741	658	(c)	1,766	–	117,078	2	(b)
Redeemed	(28,699)	(656	)(c)	(24,721)	(6,732)	(295,482)	(60,754	)(b)

Total Institutional Service Class Shares	489,009	144,561		(19,997)	253,014	4,563,119	10,207,397

Institutional Class Shares
Issued	12,686,074	34,942,575		12,292,762	24,918,281	88,074,806	116,491,867
Issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	7,009,568	–	–
Reinvested	3,103,759	591,869		44,612	–	1,419,745	1,480,429
Redeemed	(16,345,102)	(13,942,606)		(11,450,530)	(2,217,368)	(17,014,237)	(15,861,955)

Total Institutional Class Shares	(555,269)	21,591,838		886,844	29,710,481	72,480,314	102,110,341

Total change in shares:	(66,260)	21,736,399		866,847	29,963,495	77,043,433	112,317,738

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(c)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(d)	Includes redemption fees, if any.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

35

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Institutional Fund
	Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Year Ended July 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$3,125,443	$773,984	$625,903
Net realized gain/(loss) from investments and foreign currency transactions	3,081,596	847,296	(8,053,200)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	20,869,980	14,726,428	12,420,207

Change in net assets resulting from operations	27,077,019	16,347,708	4,992,910

Distributions to Shareholders From:
Net investment income:
Institutional Service Class(b)	(6,707)	–	(2,050)
Institutional Class(c)	(1,302,690)	–	(442,682)

Change in net assets from shareholder distributions	(1,309,397)	–	(444,732)

Change in net assets from capital transactions	58,157,119	20,228,425	47,592,444

Change in net assets	83,924,741	36,576,133	52,140,622

Net Assets:
Beginning of period	169,473,856	132,897,723	80,757,101

End of period	$253,398,597	$169,473,856	$132,897,723

Accumulated net investment income/(loss) at end of period	$2,874,953	$1,058,907	$(179,058)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

36

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Institutional Fund
	Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Year Ended July 31, 2010

CAPITAL TRANSACTIONS:
Class B Shares(d)
Proceeds from shares issued	$–	$–	$1,844
Cost of shares converted to Institutional Service Class shares	–	–	(488,323)
Cost of shares redeemed	–	–	(35,402)

Total Class B	–	–	(521,881)

Class C Shares(d)
Proceeds from shares issued	–	–	13,233
Cost of shares redeemed	–	–	(217,091)
Cost of shares converted to Institutional Service Class shares	–	–	(1,225)

Total Class C	–	–	(205,083)

Institutional Service Class Shares(b)
Proceeds from sale of shares	16,825	4,647	256,800
Proceeds of shares converted from Class B and Class C shares	–	–	489,548
Proceeds of shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	300
Dividends reinvested	5,387	–	1,677
Cost of shares redeemed(e)	(56,963)	(25,619)	(638,200)

Total Institutional Service Class	(34,751)	(20,972)	110,125

Institutional Class Shares(c)
Proceeds from shares issued	81,719,888	34,200,028	43,317,458
Proceeds from shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	33,952,539
Dividends reinvested	350,542	–	53,309
Cost of shares redeemed(e)	(23,878,560)	(13,950,631)	(29,114,023)

Total Institutional Class	58,191,870	20,249,397	48,209,283

Change in net assets from capital transactions:	$58,157,119	$20,228,425	$47,592,444

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.
(d)	Effective July 12, 2010, Class B & Class C shares of the International Stock Predecessor Fund were exchanged for Institutional Service Class shares of the Fund.
(e)	Includes redemption fees, if any.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

2011 Semiannual Report

37

Statements of Changes in Net Assets (concluded)

	Aberdeen International Equity Institutional Fund
	Six Months Ended April 30, 2011 (Unaudited)	Period Ended October 31, 2010(a)	Year Ended July 31, 2010

SHARE TRANSACTIONS:
Class B Shares(d)
Issued	–	–	165
Redeemed in conversion to Institutional Service Class shares	–	–	(1,654)
Redeemed	–	–	(3,019)

Total Class B Shares	–	–	(4,508)

Class C Shares(d)
Issued	–	–	1,170
Redeemed	–	–	(17,762)
Redeemed in conversion to Institutional Service Class shares	–	–	(1,328)

Total Class C Shares	–	–	(17,920)

Institutional Service Class Shares(b)
Issued	1,213	408	22,202
Issued in conversion of Class B and Class C shares	–	–	2,982
Issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	92
Reinvested	421	–	154
Redeemed	(4,410)	(2,220)	(54,673)

Total Institutional Service Class Shares	(2,776)	(1,812)	(29,243)

Institutional Class Shares(c)
Issued	6,246,022	2,948,567	3,822,320
Issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	3,118,313
Reinvested	27,450	–	4,890
Redeemed	(1,803,185)	(1,178,369)	(2,579,112)

Total Institutional Class Shares	4,470,287	1,770,198	4,366,411

Total change in shares:	4,467,511	1,768,386	4,314,740

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.
(d)	Effective July 12, 2010, Class B & Class C shares of the International Stock Predecessor Fund were exchanged for Institutional Service Class shares of the Fund.
(e)	Includes redemption fees, if any.

Amounts listed as – are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2011

38

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Institutional Service Class Shares
Six Months Ended April 30, 2011*	$11.44	$0.21	$0.36	$0.57	$(0.70)	$–	$–	$(0.70)	$11.31
Period Ended October 31, 2010(g)	10.36	0.37	0.86	1.23	(0.15)	–	–	(0.15)	11.44
Institutional Class Shares
Six Months Ended April 30, 2011*	11.44	0.22	0.35	0.57	(0.70)	–	–	(0.70)	11.31
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	7.94
Period Ended October 31, 2007(h)	10.00	0.22	0.18	0.40	(0.17)	–	–	(0.17)	10.23

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

40

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

5.03%	$7,163	0.76%	3.93%	0.76%	34.12%
12.20%	1,654	0.65%	4.02%	0.80%	42.77%

5.14%	523,485	0.65%	3.95%	0.65%	34.12%
15.55%	536,080	0.65%	3.88%	0.71%	42.77%
30.73%	253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)	278,400	0.61%	4.22%	0.61%	96.00%
4.05%	438,353	0.65%	4.41%	0.66%	18.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(h)	For the period from May 1, 2007 (commencement of operations) through October 31, 2007.

2011 Semiannual Report

41

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Institutional Service Class Shares
Six Months Ended April 30, 2011*	$11.81	$0.06	$0.89	$0.95	$(0.09)	$(0.01)	$(0.10)	$12.66
Year Ended October 31, 2010(g)	10.00	0.21	1.60	1.81	–	–	–	11.81
Institutional Class Shares
Six Months Ended April 30, 2011*	11.82	0.06	0.88	0.94	(0.09)	(0.01)	(0.10)	12.66
Year Ended October 31, 2010(g)	10.00	0.23	1.59	1.82	–	–	–	11.82

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

42

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

8.07%	$2,950	1.22%	0.99%	1.22%	24.07%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

7.98%	387,498	1.22%	0.92%	1.22%	24.07%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2011 Semiannual Report

43

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Institutional Service Class Shares
Six Months Ended April 30, 2011*	$14.29	$0.06	$0.85	$0.91	$(0.13)	$–	$(0.13)	$15.07
Period Ended October 31, 2010(g)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	14.29
Institutional Class Shares
Six Months Ended April 30, 2011*	14.28	0.07	0.84	0.91	(0.13)	–	(0.13)	15.06
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	6.80
Period Ended October 31, 2007(h)	10.00	0.07	2.60	2.67	–	–	–	12.67

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

44

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

6.40%	$222,540	1.07%	0.83%	1.12%	1.28%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

6.48%	3,985,993	0.95%	1.00%	1.00%	1.28%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%
(44.80%)	189,074	0.95%	1.80%	1.19%	13.00%
26.70%	227,686	0.95%	1.29%	1.26%	4.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(h)	For the period from May 11, 2007 (commencement of operations) through October 31, 2007.

2011 Semiannual Report

45

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Institutional Service Class Shares(f)(g)
Six Months Ended April 30, 2011*	$12.55	$0.17	$1.47	$1.64	$(0.08)	$–	$–	$(0.08)	$14.11
Period Ended October 31, 2010(h)	11.32	0.05	1.18	1.23	–	–	–	–	12.55
Year Ended July 31, 2010(i)	10.86	0.03	0.45	0.48	(0.02)	–	–	(0.02)	11.32
Year Ended July 31, 2009(i)	19.21	0.10	(5.42)	(5.32)	(0.03)	(2.98)	(0.02)	(3.03)	10.86
Year Ended July 31, 2008(i)	22.75	0.20	(2.06)	(1.86)	(0.20)	(1.48)	–	(1.68)	19.21
Year Ended July 31, 2007(i)	18.12	0.18	4.65	4.83	(0.20)	–	–	(0.20)	22.75
Year Ended July 31, 2006(i)	15.01	0.12	3.12	3.24	(0.13)	–	–	(0.13)	18.12
Institutional Class Shares(f)(j)
Six Months Ended April 30, 2011*	12.55	0.19	1.45	1.64	(0.09)	–	–	(0.09)	14.10
Period Ended October 31, 2010(h)	11.32	0.06	1.17	1.23	–	–	–	–	12.55
Year Ended July 31, 2010(i)	10.87	0.07	0.44	0.51	(0.06)	–	–	(0.06)	11.32
Year Ended July 31, 2009(i)	19.08	0.11	(5.25)	(5.14)	(0.07)	(2.98)	(0.02)	(3.07)	10.87
Year Ended July 31, 2008(i)	22.55	0.29	(2.04)	(1.75)	(0.24)	(1.48)	–	(1.72)	19.08
Year Ended July 31, 2007(i)	17.97	0.21	4.61	4.82	(0.24)	–	–	(0.24)	22.55
Year Ended July 31, 2006(i)	14.88	0.15	3.10	3.25	(0.16)	–	–	(0.16)	17.97

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2011

46

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.15%	$1,144	1.04%	2.59%	1.04%	6.65%
10.96%	1,052	0.98%	1.85%	1.04%	2.10%
4.47%	970	1.79%	0.21%	2.01%	128.99%
(22.32%)	1,248	1.83%	0.88%	2.08%	50.99%
(9.03%)	1,644	1.35%	1.10%	1.60%	52.32%
26.68%	1,221	1.35%	0.86%	1.60%	47.50%
21.65%	999	1.48%	0.68%	1.90%	46.18%

13.12%	252,255	0.95%	2.96%	0.95%	6.65%
10.96%	168,422	0.95%	1.94%	1.00%	2.10%
4.71%	131,928	1.43%	0.53%	1.53%	128.99%
(22.21%)	79,264	1.55%	1.01%	1.65%	50.99%
(8.80%)	182,692	1.10%	1.32%	1.20%	52.32%
26.90%	246,057	1.10%	1.07%	1.20%	47.50%
21.90%	209,798	1.23%	1.15%	1.39%	46.18%

(f)	Pacific Capital International Stock Fund, a series of Pacific Capital Funds, was reorganized into Aberdeen International Equity Institutional Fund on July 12, 2010.
(g)	Formerly Class A shares.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	Historical net asset value and per share amounts have been restated to reflect conversion ratios in effect on the merger date of July 12, 2010.
(j)	Formerly Class Y shares.

2011 Semiannual Report

47

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2011, the Trust operated twenty-three (23) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional Fund”)
–	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (“Asia-Pacific (ex-Japan) Equity Institutional Fund”)
–	Aberdeen Emerging Markets Institutional Fund (“Emerging Markets Institutional Fund”)
–	Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Trust’s Board of Trustees is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Management has concluded there was no significant effect on the value of the portfolio due to the change in methodology. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds’ equity securities that are traded on a foreign exchange or market which closes prior to the Funds’ Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Funds’ Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

Semiannual Report 2011

48

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3-significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2011:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Asia Bond Institutional Fund
Investments in Securities
Eurodollar Bonds	–	159,994,385	159,994,385
Credit Linked Notes	–	33,334,557	33,334,557
Sovereign Bonds	–	304,373,586	304,373,586
Sovereign Agency	–	8,279,066	8,279,066
Short Term Investments	–	9,186,000	9,186,000
Other Financial Instruments
Forward Foreign Currency Contracts	–	10,771,838	10,771,838
Futures Contracts	107,666	–	107,666
Swaps	–	(5,127,887)	(5,127,887)

	107,666	520,811,545	520,919,211

Asia-Pacific (ex-Japan) Equity Institutional Fund
Investments in Securities
Common Stocks	32,162,038	334,230,528	366,392,566
Preferred Stocks	–	14,662,979	14,662,979
Repurchase Agreement	–	6,891,000	6,891,000

	32,162,038	355,784,507	387,946,545

Emerging Markets Institutional Fund
Investments in Securities
Common Stocks	969,392,886	2,365,584,872	3,334,977,758
Preferred Stocks	548,021,297	175,293,456	723,314,753
Short-term Investments	–	165,504,000	165,504,000

	1,517,414,183	2,706,382,328	4,223,796,511

2011 Semiannual Report

49

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
International Equity Institutional Fund
Investments in Securities
Common Stocks	12,395,693	218,155,495	230,551,188
Preferred Stocks	13,143,758	1,039,353	14,183,111
Repurchase Agreement	–	6,083,000	6,083,000

	25,539,451	225,277,848	250,817,299

*	For the six months ended April 30, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2011. For detailed descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Foreign Currency Transactions

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies with the Statement of Operations.

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six month period, forward contracts were used to both neutralize the currency exposure of the Fund relative to their benchmark and to manage foreign exchange exposure.

Semiannual Report 2011

50

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. Futures contracts were used to hedge the duration of the Fund against its benchmark and to manage the overall duration of certain Funds. During the six month period, futures contracts were used to manage the interest rate risks and raise the efficiency of the Fund.

Swaps

During the six-month period ended April 30, 2011, Asia Bond Institutional Fund entered into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Funds will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Funds record unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” Each Fund may use derivatives for various purposes. For the six months ended April 30, 2011, only Asia Bond Institutional Fund engaged in derivatives. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2011:

2011 Semiannual Report

51

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Asia Bond Fund

	Asset Derivatives		Liability Derivatives
	2011		2011
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$2,663,954
Cross currency swaps (foreign exchange risk)	Unrealized appreciation on interest rate swaps	143,835	Unrealized depreciation on interest rate swaps	2,607,768
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	21,152,471	Unrealized depreciation on forward and spot foreign currency exchange contracts	10,380,633
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	803,886	Unrealized depreciation on futures contracts	696,220
Total		$22,100,192		$16,348,575

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations For the Six Months Ended April 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as Hedging instruments under Codification 815	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized In Operations	Change in Unrealized Gain or (Loss) on Recognized In Operations
	Net realized/unrealized gain (loss) from investments, futures, swaps and foreign currency transactions
Interest rate swaps (interest rate risk)		$(1,494,510)	$1,910,914
Cross currency swaps (foreign exchange risk)		(695,979)	(663,491)
Forward foreign exchange contracts (foreign exchange risk)		4,588,852	7,375,626
Futures contracts (interest rate risk)		(309,098)	385,294
Total		$2,089,265	$9,008,343

Semiannual Report 2011

52

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six-months ended April 30, 2011. The volume of activity has changed during the period. In March, the Fund took a long position in the 30 year US Treasury bond futures and decreased its short position in the 2 year US Treasury bond futures, which both reduced its net short position. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	-91	-13,500,000
2nd Quarter	-7	-7,366,667

Information about swaps reflected as of the date of this report is generally indicative of the type and volume of swap activity for the six-months ended April 30, 2011.

Information about forward currency contracts reflected as of the date of this reports is generally indicative of the type of activity for the second quarter. Before March, the Fund did not invest in Offshore Renminbi Yuan (CNH). The volume of activity varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	34,900,000
2nd Quarter	26,416,667

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

(e)	Credit-Linked Notes

The Asia Bond Institutional Fund may invest in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2011 Semiannual Report

53

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except the Emerging Markets Institutional Fund, for which distributions from net investment income are declared and paid annually. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(i)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Fund’s assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
Asia Bond Institutional Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Asia-Pacific (ex-Japan) Equity Institutional Fund	AAMAL
Emerging Markets Institutional Fund	AAMAL and AAMISL
International Equity Institutional Fund	AAMAL and AAMISL

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Institutional Fund	On all assets	0.50%
Asia-Pacific (ex-Japan) Equity Institutional Fund	On all assets	1.00%
Emerging Markets Institutional Fund	On all assets	0.90%
International Equity Institutional Fund	On all assets	0.80%

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54

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

From such fees, pursuant to the Sub-Advisory agreements, the Adviser pays fees to subadvisers, if any. For the six months ended April 30, 2011, the adviser paid the following amounts to the subadvisers:

Fund	Subadvisor	Amount
Asia Bond Institutional Fund	AAMAL	$1,321,253
Asia-Pacific (ex-Japan) Equity Institutional Fund	AAMAL	1,776,804
Emerging Markets Institutional Fund	AAMISL	7,235,256
	AAMAL	7,235,256
International Equity Institutional Fund	AAMISL	899,850

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), the limit includes administrative service fees, from exceeding the amounts listed below:

Fund	Effective Through		Limit
Asia Bond Institutional Fund	7/20/11	(a)	0.65%
Asia-Pacific (ex-Japan) Equity Institutional Fund	2/27/13		1.25%
Emerging Markets Institutional Fund	11/23/11	(b)	0.95%
International Equity Institutional Fund	12/1/11	(c)	0.95%

(a)	After July 20, 2011, the fee cap is 0.70% and runs through February 27, 2013.
(b)	After November 23, 2011, the fee cap is 1.10% and runs through February 27, 2013.
(c)	After December 1, 2011, the fee cap is 1.10% and runs through February 27, 2013.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Asia-Bond Institutional Fund, which is prior to July 20, 2011) unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; for fees waived after March 1, 2011 (July 20, 2011 for Asia-Bond Institutional Fund) no reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)		Amount Six Months Ended April 30, 2011 (Expires 04/30/14)	Total****
Asia Bond Institutional Fund	$35,286	*	$241,501		–	$276,787
Asia-Pacific (ex-Japan) Equity Institutional Fund	N/A		–	**	–	–
Emerging Markets Institutional Fund(a)	N/A		1,664,469	***	897,019	2,561,488

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 16, 2009 to October 31, 2010.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 23, 2009 to October 31, 2010.
(a)	For the period November 1, 2009 through November 22, 2009, the Advisor’s Predecessor Fund received voluntary fee waivers totaling $37,285. These amounts are not subject to future repayment by the funds.

2011 Semiannual Report

55

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Period Ended October 31, 2010** (Expires 10/31/13)	Six Months Ended April 30, 2011 (Expires 10/31/14)	Total****
International Equity Institutional Fund	$26,644	*	$103,243	$22,707	$–	$152,594

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
**	The Fund changed its fiscal year end from July 31 to October 31.
****	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
Asia Bond Institutional Fund	$12,346
Asia-Pacific (ex-Japan) Equity Institutional Fund	90,599
Emerging Markets Institutional Fund	–
International Equity Institutional Fund	–

At April 30, 2011, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
Asia Bond Institutional Fund	$2,376
Asia-Pacific (ex-Japan) Equity Institutional Fund	–
Emerging Markets Institutional Fund	–
International Equity Institutional Fund	27,488

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

(d)	Transfer Agent

During the semi-annual period ending April 30, 2011, Citi Fund Services Ohio, Inc. (“Citi”) provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. For these services, the Trust paid Citi a per account fee.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in

Semiannual Report 2011

56

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

connection with the Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2011 were as follows:

Fund	Amount
Asia Bond Institutional Fund	$2,054
Asia-Pacific (ex-Japan) Equity Institutional Fund	12
Emerging Markets Institutional Fund	116,238
International Equity Institutional Fund	501

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the Asia Bond Institutional Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Institutional Class Shares	Institutional Service Class Shares
Asia Bond Institutional Fund	$2	$–
Asia-Pacific (ex-Japan) Equity Institutional Fund	11,301	95
Emerging Markets Institutional Fund	135,070	8,117
International Equity Institutional Fund	817	4

For the year ended October 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Institutional Class Shares	Institutional Service Class Shares
Asia Bond Institutional Fund	$459	$–	*
Asia-Pacific (ex-Japan) Equity Institutional Fund**	15,097	–
Emerging Markets Institutional Fund	80,566	15,696	***
International Equity Institutional Fund	1,076	–	****

*	Amounts shown are for the period January 5, 2010 to October 31, 2010.
**	Amounts shown are for the period November 16, 2009 to October 31, 2010.
***	Amount shown is for the period November 24, 2009 to October 31, 2010.
****	Amount shown is for the period February 26, 2010 to October 31, 2010.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2011, were as follows:

Fund	Purchases	Sales
Asia Bond Institutional Fund	$182,887,690	$169,817,515
Asia-Pacific (ex-Japan) Equity Institutional Fund	100,433,023	90,602,337
Emerging Markets Institutional Fund	1,078,820,861	42,995,113
International Equity Institutional Fund	69,395,539	13,495,045

2011 Semiannual Report

57

Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

6. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(d)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Federal Tax Information

As of April 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Asia Bond Institutional Fund	$486,062,178	$30,473,693	$(1,368,277)	$29,105,416
Asia-Pacific (ex-Japan) Equity Institutional Fund	328,087,708	61,643,879	(1,785,042)	59,858,837
Emerging Markets Institutional Fund	3,325,749,423	912,995,885	(14,948,797)	898,047,088
International Equity Institutional Fund	208,677,588	42,683,068	(543,357)	42,139,711

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Notes to Financial Statements (continued)

April 30, 2011 (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional Fund	$6,541,271	$–	$6,541,271	$–	$–	$6,541,271
Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–	–	–	–	–
Emerging Markets Institutional Fund	21,840,345	–	21,840,345	–	–	21,840,345
International Equity Institutional Fund	–	–	–	–	–	–

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Institutional Fund	$–	$27,811,194	$–	$27,811,194	$–	$(14,671,975)	$24,082,280	$37,221,499
Asia-Pacific (ex-Japan) Equity Institutional Fund	–	3,167,887	–	3,167,887	–	–	49,440,431	52,608,318
Emerging Markets Institutional Fund	–	27,263,445		27,263,445		(2,608,306)	668,865,988	693,521,127
International Equity Institutional Fund	–	1,058,907	–	1,058,907	–	(21,973,335)	21,176,215	261,787

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Asia Bond Institutional Fund	$11,233,264	2016
Asia Bond Institutional Fund	3,438,711	2017
Emerging Markets Institutional Fund	2,608,306	2017
International Equity Institutional Fund	10,038,628	2015
International Equity Institutional Fund	118,080	2016
International Equity Institutional Fund	1,890,048	2017
International Equity Institutional Fund	9,926,579	2018

Amounts listed as “–” are $0 or round to $0.

9. Significant Shareholders

As of April 30, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
Asia Bond Institutional Fund	72.7%	2
Asia-Pacific (ex-Japan) Equity Institutional Fund	30.3	2
Emerging Markets Institutional Fund	33.1	2
International Equity Institutional Fund	94.4	2

2011 Semiannual Report

59

Notes to Financial Statements (concluded)

April 30, 2011 (Unaudited)

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2011.

Effective June 6, 2011, Boston Financial Data Services, Inc. replaced Citi as Transfer Agent to the Funds.

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Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010 and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2010	Actual Ending Account Value, April 30, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Institutional Fund	Institutional Service Class	$1,000.00	$1,050.30	$1,021.03	$3.86	$3.81	0.76%
	Institutional Class	$1,000.00	$1,051.40	$1,021.57	$3.31	$3.26	0.65%
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class	$1,000.00	$1,080.70	$1,018.74	$6.29	$6.11	1.22%
	Institutional Class	$1,000.00	$1,079.80	$1,018.74	$6.29	$6.11	1.22%
Aberdeen Emerging Markets Institutional Fund	Institutional Service Class	$1,000.00	$1,064.00	$1,019.49	$5.48	$5.36	1.07%
	Institutional Class	$1,000.00	$1,064.80	$1,020.08	$4.86	$4.76	0.95%
Aberdeen International Equity Institutional Fund	Institutional Service Class	$1,000.00	$1,131.50	$1,019.64	$5.50	$5.21	1.04%
	Institutional Class	$1,000.00	$1,131.20	$1,020.08	$5.02	$4.76	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

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61

Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

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Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

AOE-0299-0611

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a)	Included as part of the Reports to Stockholders under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – for annual reports only.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)	/s/ GARY MARSHALL
Gary Marshall, President

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ GARY MARSHALL
Gary Marshall, President

Date: July 7, 2011

By (Signature and Title)	/s/ ANDREA MELIA
Andrea Melia, Treasurer

Date: July 7, 2011